As filed with the Securities and Exchange Commission on April 1, 2015
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
CIK No. 0001080299

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 28
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 60
Lincoln Life Flexible Premium Variable Life Account S
(Exact Name of Registrant)
Lincoln Corporate Variable 5
Lincoln Corporate Commitment VUL
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Adam Ciongli
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2014 was filed March 24, 2015.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2015 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 18, 2013.

Supplement Dated May 1, 2015 to Prospectuses Dated May 1, 2015

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 1

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on November 2, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Investments VIT Funds
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2015

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are
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relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Attack. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, (any third party administrator), the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the Underlying Funds, impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
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Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5.0%.
Maximum Premium Tax	When you pay a Premium.	5.0%[1]
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1.0%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
[1]	Charges range from 0.0% to 5.0%, depending on the state of issue.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.38 per $1,000
Mortality and Expense Risk Charge (“M&E”)	Monthly	A percentage of the value of the Sub-Accounts, guaranteed at a maximum effective annual rate of 0.50%.
Administrative Fee*	Monthly
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Flat Fee; plus		A maximum flat fee of $10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.06 per $1,000
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Alternative Policy Loan Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.38 per $1,000
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.
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1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.04% [1]	0.21%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.19%. These waivers and reductions generally extend through April 30, 2016 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.48% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
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In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer
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meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or
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summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS Growth and Income Portfolio)
This fund is available only to existing Cases as of May 2, 2011. Consult your financial advisor.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS International Value Portfolio)
This fund is available only to existing Cases as of May 1, 2012. Consult your financial advisor.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	Income and Growth Fund (Class I): Capital growth; income is a secondary consideration. This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.
•	International Fund (Class I): Capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Cases as of May 17, 2010. Consult your financial advisor.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.
•	International Fund (Class 2): Long-term growth of capital.
•	U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	Global Allocation V.I. Fund (Class I): High total investment return.
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Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income. This fund is available only to existing Cases as of May 17, 2010. Consult your financial advisor.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.
•	Deutsche Small Cap Index VIP Portfolio (Class A): to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Asset Manager Portfolio (Service Class): High total return. This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Freedom 2020 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2030 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2040 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2050 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom Income PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
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•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Franklin U.S. Government Securities VIP Fund, and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): To seek to achieve investment results that approximate the GS Global Markets Navigator Index®.
(formerly Goldman Sachs VIT Global Markets Navigator Fund)
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Janus Aspen Series, advised by Janus Capital Management LLC.
•	Flexible Bond Portfolio (Service Shares): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan JPMIT Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP AQR Enhanced Global Strategies Fund (Standard Class): Long-term growth of capital.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of
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portfolio volatility. (formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Multi-Asset Income Fund (Standard Class)(2): To maximize current income; capital appreciation is a secondary objective.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 1, 2015. Consult your financial advisor.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. This fund will be available on or about May 1, 2015. Consult your financial advisor.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)*: Long-term capital growth. This fund is available only to existing Cases as of May 18, 2009. Consult your financial advisor.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. (formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class)*: Long-term capital appreciation. (formerly LVIP Delaware Growth and Income Fund)
•	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. (formerly LVIP Dimensional U.S. Equity RPM Fund)
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with the preservation of capital.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Moderate Fund)
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•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Standard Class): Capital appreciation. (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation. (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP Multi-Manager Global Equity RPM Fund)
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
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•	LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Mid-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Standard Class): Long-term capital growth. (formerly LVIP Templeton Growth RPM Fund)
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
This fund will be available on or about May 1, 2015. Consult your financial advisor.
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth. (formerly LVIP Capital Growth Fund)
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	New Discovery Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
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Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Mid-Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.
•	Mid-Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Cases as of May 21, 2007. Consult your financial advisor.
Oppenheimer Variable Account Funds, advised by OFI Global Asset Management, Inc.
•	Oppenheimer Main Street Small Cap Fund® / VA (Non-Service Shares): Capital appreciation. This fund will be available on or about May 1, 2015. Consult your financial advisor.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return.
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo Advantage® VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
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We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
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POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

• the initial policy Premium, and the total Premiums expected to be paid,
• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
Policy Years	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	0.5%
2	3.0%	0.5%
3	2.0%	0.5%
4-7	1.0%	0.5%
8+	0.5%	0.5%
The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Policy Year.
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Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1.0% charge from each Premium Payment to help offset the company's tax liability associated with the Policy's acquisition costs.
For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Policy Years	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.40%
11-20	0.10%-0.20%
21 and after	0.10%
The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Total Account Value. Because the Total Account Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Total Account Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed
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maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
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•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
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Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured,  if required, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable,
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which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request
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we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner
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has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Dollar Cost Averaging
Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
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2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
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This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Policy Years	Current Rate	Guaranteed Rate
1	11.0%	2.0%
2	19.6%	2.0%
3	27.7%	2.0%
4	35.4%	2.0%
5	53.2%	2.0%
6	66.1%	2.0%
7+	100.0%	2.0%
Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
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b)	is the Target Premium for the Policy Year, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Alternative Policy Loan Rider.   The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company’s consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed “Policy Surrenders,” without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed “Maximum Alternative Policy Loan Balance” for more information.
The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.
Alternative Policy Loan.   If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the Policy’s Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:
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a)	a loan agreement is properly executed;
b)	a satisfactory assignment of the Policy to the Company is made; and
c)	the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance. (See the section headed “Maximum Alternative Policy Loan Balance” for more information.)
An assignment of the Policy to the Company authorizes the Company to collect a portion of the Policy’s account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the Insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.
Alternative Policy Loan Balance.   The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.
Maximum Alternative Policy Loan Balance.   On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:
1.	the balance in the money market Sub-Account account multiplied by 0.90, and
2.	the alternative Policy Loan factor multiplied by
a)	the sum of the Fixed Account Value and the Sub-Account value, less
b)	the value in the money market Sub-Account
The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative Policy Loan factor on the Date of Issue is shown on the Policy Specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative Policy Loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.
There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:
a)	on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or
b)	on any day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.
If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:
a)	the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by
b)	0.90 minus the alternative Policy Loan factor.
The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.
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Total Loan Balance.   This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the Accumulation Value of the Policy.
Total Loan Balance Repayment.   The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company
Alternative Policy Loan Interest.   Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.
The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be “Moody’s Corporate Bond Yield Average - Monthly Average Corporates” as published by Moody’s Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.
The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:
1)	Moody’s Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or
2)	4.25%
The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.
We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan Interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.
Transfer of Loan Balances.   You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the Loan Collateral Account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the Loan Collateral Account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.
The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.
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Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Enhanced Surrender Value Rider.  The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln Life’s consent. There is no cost for this rider.
This rider provides two additional benefits:
a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit.
Under this rider, the Full Surrender Value of the Policy will equal:
a)	the policy value on the date of surrender; less
b)	the loan balance plus any accrued interest; plus
c)	the Surrender Value enhancement benefit, if any.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
a)	is the Target Enhancement Amount; and
b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction day, the Target Enhancement Amount is equal to the Target Surrender Value less the Total Account Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
2)	is all Premiums received since the immediately preceding Monthly Deduction day.
3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7.0%	7	4.0%
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Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
2	7.0%	8	3.0%
3	7.0%	9	2.0%
4	6.0%	10	1.0%
5	5.5%	11+	0.0%
6	5.0%
The Target Yield rate will not exceed 15% in any Policy Year.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Policy Year times the Term Blend Adjustment Factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:
a)	Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and
b)	Is the Target Premium for the Policy Year; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy
During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	16.0%	7	5.0%
2	15.0%	8	3.0%
3	15.0%	9	2.0%
4	12.0%	10	1.0%
5	9.0%	11+	0.0%
6	7.0%
The Maximum Enhancement Rate will not exceed 25% in any Policy Year.
Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
Policy Years	Expense Reduction Amount
6-10	The lesser of (a) or (b) where: (a) is the expense reduction rate times the accumulated Premiums paid for Policy Years one through five; and (b) is the expense charges due under the Policy
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There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:
Policy Years	Monthly Expense Reduction Rate	Policy Years	Monthly Expense Reduction Rate
1	0.0%	7	0.00833%
2	0.0%	8	0.00833%
3	0.0%	9	0.00833%
4	0.0%	10	0.00833%
5	0.0%	11+	0.0%
6	0.00833%
The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.
If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month will be calculated as (1) plus (2) less the expense reduction amount, where:
1)	is the Cost of Insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
1)	the death of the Insured; or
2)	the maturity date of this Policy; or
3)	the date this Policy ends; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
The cost of the rider is added to the Monthly Deductions, and is based on the Insured’s premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
The rider’s death benefit is included in the total death benefit paid under the Policy.
Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
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Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured’s then attained age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
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PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Total Account Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
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Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured’s age, gender, and risk classification.
Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Total Account Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Total Account Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the loan balance; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Total Account Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
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3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate of 3%.
The loan balance, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Total Account Value” is the Total Account Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Total Account Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured, or
2) a percentage of the Total Account Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
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Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Total Account Value as of the date of the Insured’s death.	Generally provides a level death benefit
2	Sum of the Specified Amount plus theTotal Account Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Total Account Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Total Account Value at the time of the change.
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
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We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Total Account Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Total Account Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
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Partial Surrenders may reduce the Total Account Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Total Account Value, death benefit and the Specified Amount.
2	Will reduce the Total Account Value and the death benefit, but not the Specified Amount.
3	Will reduce the Total Account Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Total Account Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Total Account Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Total Account Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Policy Year will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	3.5%
This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Policy Year’s rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Policy Year’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.
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When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Total Account Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all coverage will terminate. This is referred to as Policy Lapse. The Total Account Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Total Account Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	the Policy has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least three months; and
5)	any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Date or next following the date on which we approve your application for reinstatement. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the amount reinstated in the Loan Collateral Account plus the Net Premium Payment made less all Monthly Deductions due.
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TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
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Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals.  A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
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Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Total Account Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness  including an alternative Policy Loan, if any, is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the
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definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Total Account Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which
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disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company
The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
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Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery
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of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2015
Relating to Prospectus Dated May 1, 2015 for
Lincoln Corporate Variable 5 product
Lincoln Life Flexible Premium Variable Life Account S, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.
TABLE OF CONTENTS OF THE SAI
1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
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If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $20,310,680 in 2014, $22,965,045 in 2013 and $24,192,239 in 2012 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track
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general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences.
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SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements and supplementary financial information of the Lincoln Life Flexible Premium Variable Life Account S as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
POLICY INFORMATION
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
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Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age
If the age of the Insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
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PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
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In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 consolidated financial statements of the Company follow.
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Supplement Dated May 1, 2015 to Prospectuses Dated May 1, 2015

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 2

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on November 2, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2015

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are
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relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Attack. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, (any third party administrator), the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the Underlying Funds, impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
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Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5.0%.
Maximum Premium Tax	When you pay a Premium.	5.0%[1]
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1.0%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
[1]	Charges range from 0.0% to 5.0%, depending on the state of issue.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.22 per $1,000.
Mortality and Expense Risk Charge (“M&E”)	Monthly	A percentage of the value of the Sub-Accounts, guaranteed at a maximum effective annual rate of 0.50%.
Administrative Fee*	Monthly
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Flat Fee; plus		A maximum flat fee of $10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45.		$0.17 per $1,000.
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Alternative Policy Loan Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Customized Benefit Enhancement Rider	N/A	There is no charge for this rider.
Earnings Stabilization Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Surrender Value and Loan Spread Enhancement Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.22 per $1,000.
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.
1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.04% [1]	0.21%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.19%. These waivers and reductions generally extend through April 30, 2016 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.48% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
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In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer
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meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or
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summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS Growth and Income Portfolio)
This fund is available only to existing Cases as of May 2, 2011. Consult your financial advisor.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital.
(formerly AllianceBernstein VPS International Value Portfolio)
This fund is available only to existing Cases as of May 1, 2012. Consult your financial advisor.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital. (formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Cases as of May 17, 2010. Consult your financial advisor.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.
•	International Fund (Class 2): Long-term growth of capital.
•	U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income. This fund is available only to existing Cases as of May 17, 2010. Consult your financial advisor.
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•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Freedom 2020 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2030 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2040 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2050 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom Income PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Templeton Global Bond VIP Fund, and the Franklin U.S. Government Securities VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class 1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
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Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): To seek to achieve investment results that approximate the GS Global Markets Navigator Index®.
(formerly Goldman Sachs VIT Global Markets Navigator Fund)
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan JPMIT Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP AQR Enhanced Global Strategies Fund (Standard Class): Long-term growth of capital.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Multi-Asset Income Fund (Standard Class)(2): To maximize current income; capital appreciation is a secondary objective.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 1, 2015. Consult your financial advisor.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. This fund will be available on or about May 1, 2015. Consult your financial advisor.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)*: Long-term capital growth. This fund is available only to existing Cases as of May 18, 2009. Consult your financial advisor.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Managed Volatility Fund (Standard Class)(2): Long-term
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capital appreciation.
(formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class)*: Long-term capital appreciation. (formerly LVIP Delaware Growth and Income Fund)
•	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation. (formerly LVIP Dimensional U.S. Equity RPM Fund)
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with preservation of capital.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Standard Class): Capital appreciation. (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation. (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value
15

of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP Multi-Manager Global Equity RPM Fund)
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital. (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Mid-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Standard Class): Long-term capital growth. (formerly LVIP Templeton Growth RPM Fund)
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•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
This fund will be available on or about May 1, 2015. Consult your financial advisor.
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth. (formerly LVIP Capital Growth Fund)
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	New Discovery Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
Oppenheimer Variable Account Funds, advised by OFI Global Asset Management, Inc.
•	Oppenheimer Main Street Small Cap Fund® / VA (Non-Service Shares): Capital appreciation. This fund will be available on or about May 1, 2015. Consult your financial advisor.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return.
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo Advantage® VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any
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additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by
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proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

• the initial policy Premium, and the total Premiums expected to be paid,
• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
For Policies issued prior to December 27, 2010, if the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
For Policies issued on or after December 27, 2010, if the total value of the Sub-Accounts and Fixed Account is insufficient to cover the current Monthly Deduction, all coverage under your Policy will lapse. You have a Grace Period, as described in the section entitled “Lapse and Reinstatement”, to pay an amount that will prevent the lapse from occurring.
Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The
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Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
Policy Years	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	1.0%
2	3.0%	1.0%
3-4	2.0%	1.0%
5-7	1.5%	1.0%
8+	1.0%	1.0%
The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Policy Year.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1.0% charge from each Premium Payment to help offset the Company's tax liability associated with the Policy's acquisition costs.
For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Policy Years	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.30%
11-20	0.10%-0.15%
21 and after	0.10%
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The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Accumulation Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy
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duration, and the age and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
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Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured,  if required, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of
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proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
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Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable
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insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
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Dollar Cost Averaging
Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
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Under this rider, the Full Surrender Value of the Policy will equal:
1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Policy Years	Current Rate	Guaranteed Rate
1	11.0%	2.0%
2	19.6%	2.0%
3	27.7%	2.0%
4	35.4%	2.0%
5	53.2%	2.0%
6	66.1%	2.0%
7+	100.0%	2.0%
Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
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3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
b)	is the Target Premium for the Policy Year, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)
the next Monthly Deduction day after we receive your written request to terminate this rider.
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Alternative Policy Loan Rider.   The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company’s consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed “Policy Surrenders,” without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed “Maximum Alternative Policy Loan Balance” for more information.
The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.
Alternative Policy Loan.   If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the Policy’s Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:
a)	a loan agreement is properly executed;
b)	a satisfactory assignment of the Policy to the Company is made; and
c)	the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance. (See the section headed “Maximum Alternative Policy Loan Balance” for more information.)
An assignment of the Policy to the Company authorizes the Company to collect a portion of the Policy’s account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the Insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.
Alternative Policy Loan Balance.   The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.
Maximum Alternative Policy Loan Balance.   On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:
1.	the balance in the money market Sub-Account account multiplied by 0.90, and
2.	the alternative Policy Loan factor multiplied by
a)	the sum of the Fixed Account Value and the Sub-Account value, less
b)	the value in the money market Sub-Account
The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative Policy Loan factor on the Date of Issue is shown on the Policy Specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative Policy Loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.
There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:
a)	on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or
b)	on any day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.
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If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:
a)	the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by
b)	0.90 minus the alternative Policy Loan factor.
The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.
Total Loan Balance.   This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the Accumulation Value of the Policy.
Total Loan Balance Repayment.   The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company
Alternative Policy Loan Interest.   Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.
The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be “Moody’s Corporate Bond Yield Average - Monthly Average Corporates” as published by Moody’s Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.
The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:
1)	Moody’s Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or
2)	4.25%
The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.
We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan Interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.
Transfer of Loan Balances.   You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the Loan Collateral Account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance
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amount to be transferred from the Loan Collateral Account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.
The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.
Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Customized Benefit Enhancement Rider: The Policy can be issued with a Customized Benefit Enhancement Rider (“CBE”) at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Enhanced Surrender Value Rider or the Surrender Value and Loan Spread Enhancement Rider.
The rider provides a Customized Benefit Enhancement (“CBE”) which is an amount that may be added to the Surrender Value provided under the Policy. The CBE, if any, will be available only upon the Eligible Surrender of your Policy. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders of less than the full amount of your Policy are not Eligible Surrenders. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The amount of the CBE is not a value used when determining whether a Policy will Lapse or in calculating amounts available for Policy loans or Partial Surrenders. Also, if you cancel the Policy during the Right To Examine period, the CBE Amount (that portion of the CBE Balance, see below, that is available to be paid upon an Eligible Surrender) is not payable.
In calculating the CBE, we first determine the “CBE Balance”. The CBE Balance is the basis for determining the CBE Amount available to you each Policy Year. The CBE Balance at issue is used to establish the CBE Schedule (explained below). After the initial calculation, on each subsequent Policy Anniversary, a new CBE Balance is calculated for the next Policy Year and may subsequently be adjusted based on any Partial Surrender activity throughout the year. We also consider whether or not a term insurance rider has been chosen. These calculations are explained below.
The CBE Schedule reflects (a) the Policy Years during which the CBE will be available to you; (b) the CBE Percentage Rates; and (c) the Maximum CBE Percentage Rates, which are used with a Term Blend Adjustment Factor, as described further below, to determine the portion of the CBE Balance (or “CBE Amount”), that is available to you each year upon the Eligible Surrender of your Policy. The CBE Percentage Rates and the Maximum CBE Percentage Rates are shown on the Rider Specification page of your Policy.
Upon the Eligible Surrender of your Policy during the CBE Schedule, the CBE Amount used in calculating the surrender proceeds paid will be only the amount calculated as being available for the then current Policy Year as shown in the CBE Schedule. The CBE Schedule and CBE Percentage Rates that best suit your financial needs are determined during the financial underwriting process and will not change after the issuance of the Policy with this Rider.
Under the terms of the rider, in determining the amount of your Surrender Proceeds, in lieu of the Surrender Value as described in the Policy, we will pay an amount equal to:
a.	the Net Accumulation Value, less;
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b.	any accrued loan interest not yet charged; plus
c.	the CBE Amount, if any.
As noted above, in determining the CBE Balance and CBE Amount we consider whether or not you have elected a term insurance rider. Accordingly, assuming you effect an Eligible Surrender:
1. For Policies without a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium; minus (b) the sum of any Partial Surrenders. The CBE Amount payable in the first Policy Year, will be determined on any Valuation Day by multiplying (a) the CBE Balance; by (b) the applicable CBE Percentage Rate.
The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Policy Specified Amount: $3,000,000
Target Face Amount: $3,000,000
Premium Paid: $120,000.00
Target Premium: $121,113.42
CBE Percentage Rate: 9.0%
Maximum CBE Percentage Rate: 11.0%
Partial Surrender: $0
At the end of the first Policy Year, based on the sample policy above, the CBE Balance can be calculated as the lesser of (a) minus (b), or (c), where:
(a)	Premium paid: $120,000.00;
(b)	Partial Surrenders: $0;
(c)	Target Premium: $121,113.42;
In this example, the CBE Balance calculated at the end of the first Policy Year is $120,000.
Based on the sample policy above, the CBE Amount at the end of the first Policy Year is calculated as (d) times (e), where:
(d)	CBE Balance: $120,000;
(e)	CBE Percentage Rate: 9.0%;
In this example, the CBE Amount is $10,800.
In each Policy Year after the first (i.e. “Subsequent Policy Year”), the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any Partial Surrenders transacted in the previous Policy Year. The CBE Amount payable in a Subsequent Policy Year will be calculated on any Valuation Day by multiplying the then current CBE Balance by the applicable CBE Percentage Rate.
2. For Policies with a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium multiplied by the ratio of the Target Face Amount to the Initial Policy Specified Amount of the base Policy; minus (b) the sum of any Partial Surrenders. The CBE Amount payable in the first Policy Year will be calculated on any Valuation Day as the lesser
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of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage.
The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 55
Policy Specified Amount: $1,500,000
Target Face Amount: $2,000,000
Premium Paid: $134,100.00
Target Premium: $100,612.91
CBE Percentage Rate: 10.5%
Maximum CBE Percentage Rate: 11.0%
Minimum Adjustment Factor: 0.75%
Term Blend Adjustment Factor: 0.9375%
Partial Surrender: $10,000
At the end of the first Policy Year, based on the sample policy above, the CBE Balance is calculated as the lesser of (a) minus (b), or (c) times (d) divided by (e), where:
(a)	Premium paid: $134,100.00;
(b)	Partial Surrenders: $10,000;
(c)	Target Premium $100,612.91
(d)	Target Face Amount $2,000,000
(e)	Policy Specified Amount $1,500,000
In this example, the CBE Balance calculated at the end of the first Policy Year is $124,100.
Based on the sample policy above, the CBE Amount at the end of the first Policy Year is calculated as the lesser of (f) times (g) times (h), or (g) times (i), where:
(f)	Maximum CBE Percentage Rate: 11.0%
(g)	CBE Balance: $124,100
(h)	Term Blend Adjustment Factor: 0.9375%
(i)	CBE Percentage Rate: 10.5%;
In this example, the CBE Amount is $12,779.81.
In each of the examples the CBE Amount is added to the Net Accumulation Value (less any accrued loan interest not yet charged) to determine the Surrender Value of the Policy.
In each Subsequent Policy Year, the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any Partial Surrenders transacted in the previous Policy Year. The CBE Amount then will be calculated on any Valuation Day as the lesser of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage Rate.
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The Term Blend Adjustment Factor will equal (1) plus [(2) multiplied by (3)] where:
(1)	is the Minimum Adjustment Factor, as shown on the Rider Specifications page.
(2)	is one minus the Minimum Adjustment Factor.
(3)	is the ratio of the Base Policy Specified Amount to the Target Face Amount, as shown on the Policy Specifications page.
Additional terms to consider:
If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:
1.	the amount determined under the death benefit option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured’s date of death; or
2.	an amount equal to the Accumulation Value of the Policy plus any applicable CBE Amount available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured’s date of death.
If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.
The CBE calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.
Earnings Stabilization Rider.   The Policy can be issued with an Earnings Stabilization Rider (“ESR”) at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Adjustable Benefit Enhancement Rider, Customized Benefit Enhancement Rider or the Surrender Value and Loan Spread Enhancement Rider.
In order to receive the Full Surrender Value and the Earnings Stabilization Enhancement, you must provide us with six months advance notice in writing of your intent to surrender. If you request a Full Surrender without the six months advance notice, you will receive only the Surrender Value of your Policy without any additional amount provided by this rider. The Earnings Stabilization Enhancement will not be paid. We reserve the right to waive this notice requirement at any time. Please contact your financial advisor to determine if a waiver is currently in effect.
This rider provides an Earnings Stabilization Enhancement which is an amount that will be added to the Surrender Value provided under your Policy upon an Eligible Surrender. The Earnings Stabilization Enhancement is available only within the first 10 Policy Years after the Case Date shown on the Rider Specification page of your Policy. A Case is all inforce life insurance policies issued within the same company and the Case Date is the first policy issued under that Case. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders and withdrawals of less than the full amount of your Policy are not Eligible Surrenders. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The Earnings Stabilization Enhancement is not an amount or value used when determining whether a Policy will Lapse or in calculating amounts available for Policy Loans or Partial Surrenders. Also, if you cancel the Policy during the Right To Examine period, the Earnings Stabilization Enhancement is not payable.
Under the terms of the rider, in determining the amount of your Surrender Proceeds in lieu of the Surrender Value as described in your Policy, we will pay an amount equal to:
1.	The Surrender Value on the date of the Eligible Surrender; plus
2.	The Earnings Stabilization Enhancement, if any.
The Earnings Stabilization Enhancement is calculated each calendar day and is the lesser of (a) or (b), multiplied by (c) where:
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(a) is the Target Enhancement Amount.
(b) is the Maximum Enhancement Amount.
(c)	is the Earnings Stabilization Multiplier.
(a) Target Enhancement Amount. On each calendar day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of your Policy and is guaranteed never to be less than zero. To calculate the Target Enhancement Amount, we first determine the Target Surrender Value. On the Policy Date, the Target Surrender Value is equal to the initial Premium paid. Thereafter, on each calendar day, the Target Surrender Value will be calculated as (1), plus (2), minus (3), plus (4), where:
(1) is the Target Surrender Value as of the prior Monthly Anniversary Day.
(2) is the sum of all Premiums received since the prior Monthly Anniversary Day.
(3) is the sum of any Partial Surrenders since the prior Monthly Anniversary Day.
(4) is daily equivalent interest on items (1) and (2) and (3) calculated using the Target Yield Rate as shown on the Rider Specification Pages and below.
Target Yield Rate.   The Target Yield Rates are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Target Yield Rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7.0%	6	4.0%
2	6.5%	7	3.0%
3	6.0%	8	2.0%
4	5.5%	9	1.0%
5	5.0%	10	0.5%
(b) Maximum Enhancement Amount.   The Maximum Enhancement Amount is calculated each calendar day while this rider is in effect, as the sum of (1) plus (2), multiplied by (3), and, if applicable, multiplied by (4) where:
(1) is the Maximum Enhancement Premium.
(2) is the cumulative Maximum Enhancement Premium for each previous Policy Year.
(3) is the applicable Maximum Enhancement Rate.
(4) is the Term Blend Adjustment Factor.
Maximum Enhancement Premium. The Maximum Enhancement Premium for any given year is calculated as the lesser of (1) or (2) where:
(1) is the sum of the Premiums paid during the Policy Year less the sum of any Partial Surrenders during the Policy Year.
(2) is the Target Premium for the Policy Year; multiplied by the ratio of the Target Specified Amount to the Basic Policy Specified Amount of your Policy.
Maximum Enhancement Rate.   The Maximum Enhancement Rate is expressed as a percentage, is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
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Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	13.0%	6	6.0%
2	12.0%	7	4.0%
3	11.0%	8	3.0%
4	11.0%	9	2.0%
5	9.0%	10	1.0%
If a term insurance rider is attached to your Policy and in effect, the Maximum Enhancement Amount in any Policy Year will also be multiplied by the Term Blend Adjustment Factor.
Term Blend Adjustment Factor. The Term Blend Adjustment Factor is determined at issue and may change as the result of increases, decreases and Partial Surrender. The Term Blend Adjustment Factor will equal (1) multiplied by (2) plus (3) where:
(1) is the ratio of the Base Policy Specified Amount to the Target Specified Amount of your Policy, as shown on the Policy Specification page.
(2) is 0.25
(3) is 0.75
The Term Blend Adjustment Factor is equal to 1.0 if no term insurance rider is attached to the Policy or if the term insurance rider on the Policy has been terminated after issue.
(c) Earnings Stabilization Multiplier. The Earnings Stabilization Multiplier is calculated by determining the current values of the following:
(1)	the Fixed Account
(2)	money market Sub-Accounts; and
(3)	non-money market Sub-Accounts.
We then take the sum of the cumulative current values invested in each investment allocation noted above to determine the Net Accumulation Value of the Policy. Once the Net Accumulation Value of the Policy is determined, we then calculate the Daily Stabilization Factor applicable to the Policy.
The Daily Stabilization Factor. The Daily Stabilization Factor is calculated daily on each calendar day as (1) minus (2) multiplied by (3), where:
(1) is 1.
(2) is 1 minus the Earnings Stabilization Multiplier Floor Rate.
(3) is the sum of the Fixed Account and money market Sub-Account values of the Policy divided by the Net Accumulation Value.
Earnings Stabilization Multiplier Floor Rate. The Earnings Stabilization Multiplier Floor Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Earnings Stabilization Multiplier Floor Rate is 50.000%.
Once the Daily Stabilization Factor is determined, we then calculate the Earnings Stabilization Multiplier as follows:
In the first Policy Year, the Earnings Stabilization Multiplier is calculated on a daily basis as the sum of all Daily Stabilization Factors since the Policy Date divided by the sum of the number of calendar days since the Policy Date. Thereafter, in each subsequent Policy Year the Earnings Stabilization Multiplier is calculated on a daily basis as the sum of the previous 365 Daily Stabilization Factors divided by 365.
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As noted above, in determining the Earnings Stabilization Enhancement we consider whether or not you have elected a term insurance rider.
For Policies without a Term Insurance Rider. The following example demonstrates a hypothetical “Earnings Stabilization Enhancement” calculation for the first Policy Year for a Policy without a term insurance rider.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Base Policy Specified Amount: $750,000
Premium Paid: $25,000
Target Premium: $30,279.95
Ending Accumulation Value: $22,000
Cumulative Target Yield Rate: 5.0%
Maximum Enhancement Rate: 16.0%
Earnings Stabilization Multiplier: 0.80
As described above, in order to calculate the Target Enhancement Amount, the Target Surrender Value must be calculated, first. For the sample Policy shown above, at the end of year 1, the Target Surrender Value is calculated as (a) plus (b) minus (c) plus (d), where;
(a) Target Surrender Value: $0
(b) Premiums received: $25,000
(c) Any Partial Surrender: $0
(d) Daily equivalent interest on items (a) and (b) calculated using the Cumulative Target Yield Rate that is shown on the Specification Pages included with your Policy: 5%
This results in a Target Surrender Value at the end of Policy Year 1 to be $26,250.
The Target Enhancement Amount can now be calculated as the Target Surrender Value less the ending Accumulation Value. Therefore, the Target Enhancement Amount is equal to $26,250 - $22,000 = $4,250.
We calculate the Maximum Enhancement Amount which is calculated as (a) multiplied by (b), where:
(a) the Maximum Enhancement Premium which is equal to the lesser of:
(i) the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year: $25,000 – $0 = $25,000
(ii) the Target Premium for the Policy Year multiplied by (Total Specified Amount/Base Specified Amount): $30,279.95 multiplied by ($750,000/$750,000) = $30,279.95; and
(b) the applicable Maximum Enhancement Rate: 16.0% = 0.16
Thus, the Maximum Enhancement Amount = $25,000 x 0.16 or $4,000
Accordingly, the Earnings Stabilization Enhancement at the end of year 1 is calculated as (a) times the lesser of (b) or (c):
(a) Earnings Stabilization Multiplier = 0.80;
(b) Target Enhancement Amount = $4,250; and
(c) Maximum Enhancement Amount = $4,000
Thus, the Earnings Stabilization Enhancement for year 1 is (0.80 x $4,000) = $3,200
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The ending Surrender Value can now be calculated as the ending Accumulation Value for year 1 ($22,000) plus the applicable Earnings Stabilization Enhancement ($3,200) which equals $25,200.
For Policies with a Term Insurance Rider. The following example demonstrates a hypothetical “Earnings Stabilization Enhancement” calculation for the first Policy Year for a Policy with a term insurance rider.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Base Policy Specified Amount: $750,000
Term Policy Specified Amount: $250,000
Premium Paid: $25,000
Target Premium: $30,279.95
Ending Accumulation Value: $22,000
Cumulative Target Yield Rate: 5.0%
Maximum Enhancement Rate: 16.0%
Earnings Stabilization Multiplier: 0.80
As described above, in order to calculate the Target Enhancement Amount, the current Target Surrender Value must be calculated, first. For the sample Policy shown above, at the end of year 1, the Target Surrender Value is calculated as (a) plus (b) minus (c) plus (d), where;
(a) Target Surrender Value as of the rider’s Effective Date: $0
(b) All Premiums received in the first Policy Year: $25,000
(c) Any Partial Surrender in the first Policy Year: $0
(d) Daily equivalent interest on items (a) and (b) and (c) calculated using the Cumulative Target Yield Rate that is shown on the Specification Pages included with your Policy: 5%
Thus, the Target Surrender Value at the end of Policy Year 1 is $26,250.
The Target Enhancement Amount can now be calculated as the Target Surrender Value less the ending Accumulation Value. Therefore, the Target Enhancement Amount is equal to $26,250 - $22,000 = $4,250.
We calculate the Maximum Enhancement Amount which is calculated as (a) multiplied by (b) multiplied by (c), where:
(a) the Maximum Enhancement Premium which is equal to the lesser of:
(i) the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year: $25,000 – $0 = $25,000
(ii) the Target Premium for the Policy Year multiplied by (Total Specified Amount/Base Specified Amount): $30,279.95 ($1,000,000/$750,000) = $40,373.27; and
(b) the applicable Maximum Enhancement Rate: 16.0% = 0.16
(c) the Term Blend Adjustment Factor multiplied by (Base Specified Amount/Total Specified Amount):
0.75 + 0.25 multiplied by (750,000/1,000,000) = 0.9375
Thus, the Maximum Enhancement Amount = $25,000 x 0.16 x 0.9375 or $3,750
Accordingly, the Earnings Stabilization Enhancement at the end of year 1 is calculated as (a) times the lesser of (b) or (c):
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(a) Earnings Stabilization Multiplier = 0.80;
(b) Target Enhancement Amount = $4,250; and
(c) Maximum Enhancement Amount = $3,750
Thus, the Earnings Stabilization Enhancement for year 1 is (0.80 x $3,750) = $3,000
The ending Surrender Value can now be calculated as the ending Accumulation Value for year 1 ($22,000) plus the applicable Earnings Stabilization Enhancement ($3,000) which equals $25,000.
Additional terms to consider:
If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:
1.	The amount determined under the Death Benefit Option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured’s date of death; or
2.	An amount equal to the Accumulation Value of the Policy plus any applicable Earnings Stabilization Enhancement available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table of the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured’s date of death.
If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.
Please note that the Earnings Stabilization Enhancement calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.
Enhanced Surrender Value Rider.  The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln Life’s consent. There is no cost for this rider.
This rider provides two additional benefits:
a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit.
Under this rider, the Full Surrender Value of the Policy will equal:
a)	the policy value on the date of surrender; less
b)	the loan balance plus any accrued interest; plus
c)	the Surrender Value enhancement benefit, if any.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
a)	is the Target Enhancement Amount; and
b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
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1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
2)	is all Premiums received since the immediately preceding Monthly Deduction day.
3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7.0%	7	4.0%
2	7.0%	8	3.0%
3	7.0%	9	2.0%
4	6.0%	10	1.0%
5	5.5%	11+	0.0%
6	5.0%
The Target Yield rate will not exceed 15% in any Policy Year.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Policy Year times the Term Blend Adjustment Factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:
a)	Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and
b)	Is the Target Premium for the Policy Year; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy
During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	16.0%	7	5.0%
2	15.0%	8	3.0%
3	15.0%	9	2.0%
4	12.0%	10	1.0%
5	9.0%	11+	0.0%
6	7.0%
The Maximum Enhancement Rate will not exceed 25% in any Policy Year.
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Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
Policy Years	Expense Reduction Amount
6-10	The lesser of (a) or (b) where: (a) is the expense reduction rate times the accumulated Premiums paid for Policy Years one through five; and (b) is the expense charges due under the Policy
There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:
Policy Years	Monthly Expense Reduction Rate	Policy Years	Monthly Expense Reduction Rate
1	0.0%	7	0.00833%
2	0.0%	8	0.00833%
3	0.0%	9	0.00833%
4	0.0%	10	0.00833%
5	0.0%	11+	0.0%
6	0.00833%
The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.
If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month will be calculated as (1) plus (2) less the expense reduction amount, where:
1)	is the Cost of Insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
1)	the death of the Insured; or
2)	the maturity date of this Policy; or
3)	the date this Policy ends; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Surrender Value and Loan Spread Enhancement Rider. The Policy can be issued with a Surrender Value and Loan Spread Enhancement Rider at no additional charge. The rider must be elected at application and may not be available on all policies. For example, you may not choose this rider if you have elected the Adjustable Benefit Enhancement Rider or the Enhanced Surrender Value Rider.
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Surrender Value Enhancement. If this rider is included with your Policy and you effect an “Eligible Surrender” within the first four Policy Years (the “Surrender Value Enhancement Period”), the proceeds you will receive will be increased by a certain amount over what you would have received had you not elected this rider. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders of less than the full amount of the Policy’s Surrender Value are not “Eligible Surrenders”. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code is also not an Eligible Surrender, unless you reside in a state where such an exception is not allowed.
The Surrender Value Enhancement only applies during the Surrender Value Enhancement Period and only while the rider is In Force. It is calculated as follows: (a) multiplied by (b) multiplied by (c) multiplied by (d) where:
(a) is the applicable Surrender Value Enhancement Rate
(b) is the Term Blend Adjustment Factor; and
(c) is the cumulative Surrender Value Enhancement Premium; and
(d) is the Surrender Value Enhancement Multiplier (100%, 75% or 50% depending on the Surrender Value and Loan Spread Enhancement option chosen, see below)
These terms are explained below.
Surrender Value Enhancement Rate. This rate is taken from a table of rates shown in your Policy and is based on our expectations of future investment earnings, persistency and expenses, including taxes. The rate for Policy Year 1 will be as shown in the table of rates in your Policy. The rates in Policy Year 2 through Policy Year 4 will be determined annually and are guaranteed to fall within a range of rates from 10% to 0.25%. At the beginning of Policy Year 5 and thereafter, the rate will be zero.
Term Blend Adjustment Factor. If you do not have a term insurance rider in effect under your Policy, the Term Blend Adjustment Factor is equal to 1.0. If a term insurance rider is in effect under your Policy, this factor is calculated as (a) divided by (b) multiplied by (c) plus (d) where:
(a) is your Policy Specified Amount on the date of the Eligible Surrender;
(b) is the total of your Policy Specified Amount and any additional Specified Amount provided under a term insurance rider in effect as of the date of Eligible Surrender;
(c) is .70;
(d) is .30.
Surrender Value Enhancement Premium. The Surrender Value Enhancement Premium is an amount equal to the lesser of (1) and (2) where:
(1) is the sum of the policy Premiums paid during the Policy Year; less the sum of any Partial Surrenders paid during the Policy Year; or
(2) is the policy Target Premium for the applicable Policy Year multiplied by the ratio of the Target Specified Amount to the base Policy’s Specified Amount. The Target Premium, Target Specified Amount and base Policy’s Specified Amount are all shown in the Policy. As provided in the Policy, the Target Premium is subject to change based on future changes you make to the Policy (i.e. withdrawals, changes in Specified Amount).
Cumulative Surrender Value Enhancement Premium. This is an amount equal to the total of Surrender Value Enhancement Premiums you have paid to date as of the date of the Eligible Surrender.
Surrender Value Enhancement Multiplier. This number is found in your Policy and is based on the Surrender Value and Loan Spread Enhancement Option you have selected. The multiplier and Loan Spread Enhancement Option are described below.
The following example demonstrates a hypothetical Surrender Value Enhancement calculation at the end of Policy Year two.
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Sample Policy:
Insured: Male Standard Non-tobacco, age 40
100% Base (No Term)
Specified Amount : $2,476,965
Target Specified Amount: $2,476,965
Premium Payment: $100,000 Single Pay
Target Premium: $100,003.18
Surrender Value Enhanced Rate: 4%
Surrender Value Enhancement Multiplier: 100%
Surrender Value: $103,391.04
At the end of Policy Year two based on the above sample policy the calculation would be as follows:
(a) Surrender Value Enhancement Rate: 4%
(b) Term Blend Adjustment Factor: 1%
(c) Cumulative Surrender Value Enhancement Premium: $100,000.00
(d) Surrender Value Enhancement Multiplier: 100%
Thus, (a) multiplied by (b) multiplied by (c) multiplied by (d) = an enhancement of $4,000.00. This results in a Surrender Value of $107,391.04 after the Surrender Value Enhancement is applied.
Loan Spread Enhancement. This rider offers you the option to receive the full amount of the Surrender Value Enhancement (Surrender Value and Loan Enhancement Option 1) or one of two lesser enhancements (Option 2 or 3) in exchange for a lower net cost of borrowing in later Policy Years.
The difference between the interest rate we charge you for Policy Loans and the interest we credit to your Policy’s Loan Collateral Account represents your net cost of borrowing and is called the “Loan Spread.” The amount of your Loan Spread under this rider is determined by the amount of Surrender Value Enhancement you agree to receive on an Eligible Surrender. At the time of application, you will select a Surrender Value and Loan Spread Enhancement Option which thereafter cannot be changed. Your choice of option will determine:
(a) the percentage of the Surrender Value Enhancement amount (the “Surrender Value Enhancement Multiplier” or “Multiplier”) you would receive in the event of an Eligible Surrender; and
(b) the Loan Spreads that would be available with respect to any outstanding Policy Loans.
Accordingly, if you have outstanding Policy Loans, while the rider is In Force, the Loan Spread is guaranteed not to exceed the Loan Spread Enhancement Rates shown in your Policy for the option you have chosen.
For example, the currently available Surrender Value and Loan Spread Enhancement Options, Surrender Value Enhancement Multipliers and resulting Loan Spreads are shown in the table below. Referring to the table below, if you chose Option 1, you would receive 100% of the Surrender Value Enhancement calculated as described above. In doing so, your Loan Spread rate for all years would be .50%. If you chose Option 2, in exchange for agreeing to receive 75% of the Surrender Value Enhancement, your Policy Loans would experience a Loan Spread rate of .50% during the first 10 Policy Years and .25% thereafter. Finally, if you chose Option 3, your Loan Spread rate will be .50% during the 1st 10 Policy Years and 0% thereafter.
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Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Policy Years 0-10	Policy Years 11+
Option 1 – 100%	0.50%	0.50%
Option 2 – 75%	0.50%	0.25%
Option 3 – 50%	0.50%	0.00%
Thus, based on the hypothetical sample above, the following table indicates the Surrender Value Enhancement amount and the Loan Spread for each option.
Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Surrender Value Enhancement amount	Policy Years 0-10	Policy Years 11+
Option 1 – 100%	$4,000	0.50%	0.50%
Option 2 – 75%	$3,000	0.50%	0.25%
Option 3 – 50%	$2,000	0.50%	0.00%
It is important to note that, during the Surrender Value Enhancement Period, the amount available under your Policy for Partial Surrenders and loans will not be increased due to this rider. Also, the Loan Spread Enhancement will apply only to standard Policy Loans and will not apply to loans under the Alternative Policy Loan Rider, if elected.
Also note, the increase in Policy Surrender Value due to the Surrender Value Enhancement may result in an increase in the Death Benefit if required under Section 7702 of the Internal Revenue Code.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
The cost of the rider is added to the Monthly Deductions, and is based on the Insured’s premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
The rider’s death benefit is included in the total death benefit paid under the Policy.
Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured’s then attained age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
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•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
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The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
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The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured’s age, gender, and risk classification.
Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the loan balance; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
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The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate of 3%.
The loan balance, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Accumulation Value” is the Accumulation Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured, or
2) a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Accumulation Value as of the date of the Insured’s death.	Generally provides a level death benefit
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Option	Death Benefit Proceeds Equal to the	Variability
2	Sum of the Specified Amount plus theAccumulation Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Accumulation Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Accumulation Value at the time of the change.
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
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Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Accumulation Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The
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effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value, death benefit and the Specified Amount.
2	Will reduce the Accumulation Value and the death benefit, but not the Specified Amount.
3	Will reduce the Accumulation Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Policy Year will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	3.5%
This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Policy Year’s rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Policy Year’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of
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proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Accumulation Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all coverage will terminate. This is referred to as Policy Lapse. The Accumulation Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Accumulation Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	the Policy has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least three months; and
5)	any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Date or next following the date on which we approve your application for reinstatement. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the amount reinstated in the Loan Collateral Account plus the Net Premium Payment made less all Monthly Deductions due.
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TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
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Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals.  A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
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Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness  including an alternative Policy Loan, if any, is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the
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definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which
57

disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 consolidated financial statements of the Company are located in the SAI.
58

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company
The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
End of Prospectus
59

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
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Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery
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of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2015
Relating to Prospectus Dated May 1, 2015 for
Lincoln Corporate Commitment VUL product
Lincoln Life Flexible Premium Variable Life Account S, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Commitment VUL product prospectus.
TABLE OF CONTENTS OF THE SAI
1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
2

If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $20,310,680 in 2014, $22,965,045 in 2013 and $24,192,239 in 2012 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track
3

general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences.
4

SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements and supplementary financial information of the Lincoln Life Flexible Premium Variable Life Account S as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
POLICY INFORMATION
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
5

Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age
If the age of the Insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
6

PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
7

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2014 financial statements of the Separate Account and the December 31, 2014 consolidated financial statements of the Company follow.
8

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2014 and 2013

0

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2014.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2014 and 2013, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2015

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2014	2013
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2014 – $78,039; 2013 – $75,585)	$85,421	$79,178
Variable interest entities’ fixed maturity securities (amortized cost: 2014 – $587; 2013 – $682)	598	697
Equity securities (cost: 2014 – $216; 2013 – $182)	231	201
Trading securities	1,966	2,190
Mortgage loans on real estate	7,387	7,029
Real estate	14	26
Policy loans	2,645	2,651
Derivative investments	1,763	617
Other investments	1,551	1,208
Total investments	101,576	93,797
Cash and invested cash	3,224	630
Deferred acquisition costs and value of business acquired	8,155	8,859
Premiums and fees receivable	480	424
Accrued investment income	1,016	1,002
Reinsurance recoverables	6,926	7,075
Reinsurance related embedded derivatives	-	159
Funds withheld reinsurance assets	655	781
Goodwill	2,273	2,273
Other assets	3,940	5,373
Separate account assets	125,265	117,135
Total assets	$253,510	$237,508

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,225	$17,627
Other contract holder funds	74,561	73,530
Short-term debt	2	51
Long-term debt	2,662	2,600
Reinsurance related embedded derivatives	109	-
Funds withheld reinsurance liabilities	4,441	3,111
Deferred gain on business sold through reinsurance	220	297
Payables for collateral on investments	4,311	2,865
Variable interest entities’ liabilities	13	27
Other liabilities	5,804	5,421
Separate account liabilities	125,265	117,135
Total liabilities	236,613	222,664

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,652	10,636
Retained earnings	3,066	2,778
Accumulated other comprehensive income (loss)	3,179	1,430
Total stockholder’s equity	16,897	14,844
Total liabilities and stockholder’s equity	$253,510	$237,508

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Insurance premiums	$2,371	$2,339	$2,290
Fee income	4,608	4,008	3,626
Net investment income	4,648	4,561	4,551
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(25)	(75)	(242)
Portion of loss recognized in other comprehensive income	10	10	103
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(65)	(139)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(509)	122	16
Total realized gain (loss)	(524)	57	(123)
Amortization of deferred gain on business sold through reinsurance	69	69	77
Other revenues	867	426	396
Total revenues	12,039	11,460	10,817
Expenses
Interest credited	2,492	2,468	2,424
Benefits	4,354	3,613	2,939
Commissions and other expenses	3,876	3,526	3,838
Interest and debt expense	103	93	110
Total expenses	10,825	9,700	9,311
Income (loss) before taxes	1,214	1,760	1,506
Federal income tax expense (benefit)	220	431	344
Net income (loss)	994	1,329	1,162
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	1,610	(2,355)	1,071
Unrealized other-than-temporary impairment on available-for-sale securities	20	27	(2)
Unrealized gain (loss) on derivative instruments	122	(96)	(31)
Funded status of employee benefit plans	(3)	(6)	2
Total other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Comprehensive income (loss)	$2,743	$(1,101)	$2,202

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2014	2013	2012

Common Stock
Balance as of beginning-of-year	$10,636	$10,620	$10,605
Stock compensation/issued for benefit plans	16	16	15
Balance as of end-of-year	10,652	10,636	10,620

Retained Earnings
Balance as of beginning-of-year	2,778	2,089	1,532
Net income (loss)	994	1,329	1,162
Dividends declared	(706)	(640)	(605)
Balance as of end-of-year	3,066	2,778	2,089

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,430	3,860	2,820
Other comprehensive income (loss), net of tax	1,749	(2,430)	1,040
Balance as of end-of-year	3,179	1,430	3,860
Total stockholder’s equity as of end-of-year	$16,897	$14,844	$16,569

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Cash Flows from Operating Activities
Net income (loss)	$994	$1,329	$1,162
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(535)	(539)	(283)
Trading securities purchases, sales and maturities, net	310	131	202
Change in premiums and fees receivable	(56)	(42)	27
Change in accrued investment income	(14)	(16)	(37)
Change in future contract benefits and other contract holder funds	1,407	(232)	(1,277)
Change in reinsurance related assets and liabilities	(960)	68	1,438
Change in federal income tax accruals	48	437	208
Realized (gain) loss	524	(57)	123
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(77)
Proceeds from reinsurance recapture	422	-	-
Change in cash management agreement investment	329	(29)	(359)
Other	249	(85)	(72)
Net cash provided by (used in) operating activities	2,649	896	1,055

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,306)	(11,002)	(11,021)
Sales of available-for-sale securities	1,120	954	1,098
Maturities of available-for-sale securities	4,984	5,952	5,757
Purchases of other investments	(5,013)	(2,481)	(2,112)
Sales or maturities of other investments	4,411	2,494	2,009
Increase (decrease) in payables for collateral on investments	1,446	(1,256)	374
Proceeds (outflows) from business ceded, recaptured and novated	(3)	(22)	35
Other	(82)	(95)	(130)
Net cash provided by (used in) investing activities	(1,443)	(5,456)	(3,990)

Cash Flows from Financing Activities
Issuance of long-term debt, net of issuance costs	-	311	-
Issuance (decrease) in short-term debt	(49)	23	18
Proceeds from sales leaseback transaction	83	-	-
Deposits of fixed account values, including the fixed portion of variable	10,363	10,466	10,667
Withdrawals of fixed account values, including the fixed portion of variable	(5,775)	(5,230)	(5,618)
Transfers to and from separate accounts, net	(2,509)	(3,001)	(2,091)
Common stock issued for benefit plans and excess tax benefits	(19)	(17)	(2)
Dividends paid to common and preferred stockholders	(706)	(640)	(605)
Net cash provided by (used in) financing activities	1,388	1,912	2,369

Net increase (decrease) in cash and invested cash	2,594	(2,648)	(566)
Cash and invested cash as of beginning-of-year	630	3,278	3,844
Cash and invested cash as of end-of-year	$3,224	$630	$3,278

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 23 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Federal Communications Commission (“FCC”) licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (“anniversary contract value”).

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 46 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2014 and 2013, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $64 million, $62 million and $71 million for the years ended December 31, 2014,  2013 and 2012, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL, VUL and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures, fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2012 through 2014 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

As of October 1, 2014, the results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.  See Note 2 for more information regarding the change to our discontinued operations policy.

2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2011-06, Fees Paid to the Federal Government by Health Insurer

This standard addresses the recognition and classification of fees mandated by the Patient Protection and Affordable Care Act.  The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year.  If a fee payment is required, the insurer is required to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year.  The ASU indicates that the annual fee does not meet the definition of an acquisition cost.

		January 1, 2014	The amendments in this ASU did not have a material effect on our consolidated financial condition and results of operations.
ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies)

This standard provides comprehensive accounting guidance for assessing whether an entity is an investment company through the use of a new two-tiered approach; considering the entity’s purpose and design to determine whether the entity is an investment company.  Upon adoption, all entities must be re-evaluated against the new investment company criteria to determine if investment company classification is permitted.

		January 1, 2014	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists

This standard requires an entity to present unrecognized tax benefits as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward.  The standard defines specific exceptions when the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with deferred tax assets.

		January 1, 2014	The adoption of this ASU did not have an effect on the deferred tax asset or liability classification on our balance sheet and did not result in any additional disclosures to our financial statements.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to the sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding the sale of LFM, see Note 3.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

Under current GAAP, the use of the effective yield method for investments in qualified affordable housing projects is limited, and may result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investment.  This standard permits an entity to make an accounting policy election to use the proportional amortization method of accounting if certain conditions are met.  The amendments are to be applied retrospectively for interim and annual reporting periods.

		January 1, 2015	We are currently evaluating the impact of adopting this standard, and do not expect the adoption to have a material effect on our consolidated financial condition and results of operations.
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required, and early adoption is not permitted.

January 1, 2017

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements.  The new disclosures are not required for comparative periods before the effective date.

January 1, 2015

We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations and will provide the required disclosures, as necessary, in our 2015 consolidated financial statements.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to LPs, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a LP, clarify when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduce the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted including adoption in an interim period.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On December 7, 2014, we entered into a stock purchase agreement with Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC (“Entercom”), pursuant to which we agreed to sell LFM to Entercom for $105 million consisting of cash and perpetual cumulative convertible preferred stock of Entercom Parent.  The transaction is subject to FCC, Hart-Scott-Rodino (“H-S-R”) and other customary regulatory approvals and closing conditions.  As a result of a request for additional information under the H-S-R Act, closing may be delayed beyond the second quarter of 2015.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that will be sold to fair value less cost to sell and have reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

We completed a reinsurance transaction during 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(32)
DAC and VOBA	(148)
Reinsurance recoverables	547
Total assets	$367

Liabilities
Other contract holder funds	$(44)
Deferred gain on business sold through reinsurance	(233)
Funds withheld reinsurance liabilities	676
Other liabilities	(32)
Total liabilities	$367

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

We completed a reinsurance transaction during 2012 whereby we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

Assets
Cash and invested cash	$119
Other assets	(34)
Total assets	$85

Liabilities
Reinsurance related embedded derivatives	$39
Other liabilities	45
Total liabilities	$84

Revenues and Expenses
Benefits	$290
Commissions and other expenses	(289)
Net income (loss)	$1

Business Novated

We completed a reinsurance transaction during 2012 whereby Lincoln Reinsurance Company of Vermont II (“LRCVII”) novated SUL business to LNBAR.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

Assets
Cash and invested cash	$(52)
Total assets	$(52)

Liabilities
Reinsurance related embedded derivatives	$(18)
Deferred gain on business sold through reinsurance	8
Long-term debt	(500)
Funds withheld reinsurance liabilities	500
Other liabilities	(16)
Total liabilities	$(26)

Revenue and Expenses
Net investment income	$(13)
Benefits	13
Net income (loss)	$(26)

5.  VIE

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2014:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB-	Ba2
Current rating of underlying reference obligations	AA - BB	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference obligations by industry and rating as of December 31, 2014:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	6.4%	2.1%	0.0%	0.0%	0.0%	10.6%
Telecommunications	0.0%	0.0%	3.5%	6.1%	1.4%	0.0%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.3%	4.3%	0.0%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	2.6%	2.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	2.2%	1.2%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	0.7%	1.6%	1.0%	0.0%	0.0%	0.0%	3.3%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.7%	14.2%	17.5%	5.5%	0.3%	0.3%	42.5%
Total	0.6%	14.1%	38.7%	36.9%	9.1%	0.3%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2014			As of December 31, 2013
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans	N/A	$-	$598	N/A	$-	$595
U.S. government bonds	N/A	-	-	N/A	-	102
Total assets (1)	-	$-	$598	-	$-	$697

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$13	2	$600	$27
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$13	4	$600	$27

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2014.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2014	2013
Non-Qualifying Hedges
Credit default swaps	$14	$101
Contingent forwards	-	-
Total non-qualifying hedges (1)	$14	$101

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we concluded are VIEs.  We receive returns from the LPs in the form of income tax credits, and our exposure to loss is limited to the capital we invest in the LPs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  Our maximum exposure to loss was $60 million and $77 million as of December 31, 2014 and 2013, respectively.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,495	$398	$42	$73,055
ABS	1,037	82	2	39	1,078
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	256	3	17	4,033
CMBS	532	25	-	10	547
CLOs	374	3	2	-	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs' fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,950	449	108	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,966	$450	$108	$86,250

	As of December 31, 2013
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$64,257	$4,189	$1,109	$43	$67,294
ABS	1,166	58	32	45	1,147
U.S. government bonds	314	25	14	-	325
Foreign government bonds	498	45	1	-	542
RMBS	3,939	244	9	30	4,144
CMBS	686	33	4	17	698
CLOs	232	-	1	6	225
State and municipal bonds	3,549	302	27	-	3,824
Hybrid and redeemable preferred securities	944	86	51	-	979
VIEs' fixed maturity securities	682	15	-	-	697
Total fixed maturity securities	76,267	4,997	1,248	141	79,875
Equity securities	182	19	-	-	201
Total AFS securities	$76,449	$5,016	$1,248	$141	$80,076

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2014, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,188	$2,237
Due after one year through five years	16,990	18,321
Due after five years through ten years	21,950	22,861
Due after ten years	32,795	37,645
Subtotal	73,923	81,064
MBS	4,329	4,580
CLOs	374	375
Total fixed maturity AFS securities	$78,626	$86,019

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

	As of December 31, 2013
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$16,457	$998	$915	$154	$17,372	$1,152
ABS	163	6	318	71	481	77
U.S. government bonds	151	14	-	-	151	14
Foreign government bonds	69	1	-	-	69	1
RMBS	455	15	259	24	714	39
CMBS	109	7	43	14	152	21
CLOs	136	3	50	4	186	7
State and municipal bonds	359	20	24	7	383	27
Hybrid and redeemable
preferred securities	58	6	195	45	253	51
Total fixed maturity securities	17,957	1,070	1,804	319	19,761	1,389
Equity securities	-	-	-	-	-	-
Total AFS securities	$17,957	$1,070	$1,804	$319	$19,761	$1,389

Total number of AFS securities in an unrealized loss position						1,449

For information regarding our investments in VIEs, see Note 5.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1.  Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

	As of December 31, 2014
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,057	$997	$60
AFS securities backed by pools of commercial mortgages	150	140	10
Total	$1,207	$1,137	$70

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$929	$871	$58
AFS securities backed by pools of commercial mortgages	13	12	1
Total	$942	$883	$59

	As of December 31, 2013
	Amortized	Fair	Unrealized
	Cost	Value	Loss
Total
AFS securities backed by pools of residential mortgages	$1,198	$1,087	$111
AFS securities backed by pools of commercial mortgages	193	169	24
Total	$1,391	$1,256	$135

Subject to Detailed Analysis
AFS securities backed by pools of residential mortgages	$871	$774	$97
AFS securities backed by pools of commercial mortgages	29	23	6
Total	$900	$797	$103

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

	As of December 31, 2013
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1	$-	$-	4
Six months or greater, but less than nine months	7	3	-	1
Nine months or greater, but less than twelve months	56	18	-	4
Twelve months or greater	340	89	81	92
Total	$404	$110	$81	101

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $831 million for the year ended December 31, 2014.  As discussed further below, we believe the unrealized loss position as of December 31, 2014, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2014, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2014,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2014, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2014, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$378	$402	$380
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	4	37	98
Credit losses on securities for which an OTTI was previously recognized	15	40	59
Decreases attributable to:
Securities sold, paid down or matured	(37)	(101)	(135)
Balance as of end-of-year	$360	$378	$402

During 2014,  2013 and 2012, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2014
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$38	$5	$9	$34	$20
ABS	217	31	22	226	101
RMBS	417	24	7	434	180
CMBS	46	4	10	40	59
Total	$718	$64	$48	$734	$360

	As of December 31, 2013
		Gross Unrealized			OTTI in
	Amortized		Losses and	Fair	Credit
	Cost	Gains	OTTI	Value	Losses
Corporate bonds	$53	$-	$16	$37	$32
ABS	199	18	32	185	94
RMBS	513	17	17	513	175
CMBS	34	3	12	25	77
Total	$799	$38	$77	$760	$378

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2014	2013
Fixed maturity securities:
Corporate bonds	$1,434	$1,650
ABS	32	33
U.S. government bonds	278	272
Foreign government bonds	24	24
RMBS	132	152
CMBS	4	7
CLOs	9	2
State and municipal bonds	21	20
Hybrid and redeemable preferred securities	32	30
Total trading securities	$1,966	$2,190

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2014,  2013 and 2012,  was $40 million,  $(166) million and $53 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 24%  and 9%, respectively, of mortgage loans on real estate as of December 31, 2014 and 23% and 9%, respectively, of mortgage loans on real estate as of December 31, 2013.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2014	2013
Current	$7,386	$7,026
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Unamortized premium (discount)	4	6
Total carrying value	$7,387	$7,029

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2014	2013
Number of impaired mortgage loans on real estate	3	3

Principal balance of impaired mortgage loans on real estate	$26	$27
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(3)
Carrying value of impaired mortgage loans on real estate	$23	$24

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2014	2013	2012
Balance as of beginning-of-year	$3	$6	$3
Additions	-	3	4
Charge-offs, net of recoveries	-	(6)	(1)
Balance as of end-of-year	$3	$3	$6

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Average carrying value for impaired mortgage loans on real estate	$24	$30	$17
Interest income recognized on impaired mortgage loans on real estate	2	2	1
Interest income collected on impaired mortgage loans on real estate	2	2	1

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2014			As of December 31, 2013
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$6,463	87.5%	1.91	$5,898	83.9%	1.79
65% to 74%	622	8.4%	1.55	737	10.5%	1.42
75% to 100%	271	3.7%	0.73	363	5.2%	0.83
Greater than 100%	31	0.4%	0.77	31	0.4%	0.78
Total mortgage loans on real estate	$7,387	100.0%		$7,029	100.0%

Alternative Investments

As of December 31, 2014 and 2013, alternative investments included investments in 156 and 121 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities	$3,937	$3,876	$3,813
Equity AFS securities	9	6	6
Trading securities	119	130	138
Mortgage loans on real estate	367	377	381
Real estate	3	5	11
Policy loans	153	153	163
Invested cash	1	3	4
Commercial mortgage loan prepayment and bond make-whole premiums	132	107	39
Alternative investments	130	86	125
Consent fees	2	4	3
Other investments	(2)	4	(5)
Investment income	4,851	4,751	4,678
Investment expense	(203)	(190)	(127)
Net investment income	$4,648	$4,561	$4,551

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities:
Gross gains	$37	$20	$14
Gross losses	(28)	(89)	(187)
Equity AFS securities:
Gross gains	5	8	1
Gross losses	-	(2)	(9)
Gain (loss) on other investments	4	6	15
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(31)	(27)	2
Total realized gain (loss) related to certain investments	$(13)	$(84)	$(164)

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(1)	$(16)	$(26)
ABS	(8)	(18)	(36)
RMBS	(7)	(28)	(50)
CMBS	(1)	(14)	(47)
CLOs	(2)	(1)	(2)
Total fixed maturity securities	(19)	(77)	(161)
Equity securities	-	(1)	(8)
Gross OTTI recognized in net income (loss)	(19)	(78)	(169)
Associated amortization of DAC, VOBA, DSI, and DFEL	4	13	30
Net OTTI recognized in net income (loss), pre-tax	$(15)	$(65)	$(139)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$11	$11	$118
Change in DAC, VOBA, DSI and DFEL	(1)	(1)	(15)
Net portion of OTTI recognized in OCI, pre-tax	$10	$10	$103

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2014 and 2013, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2014 and 2013, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.2 billion and $2.7 billion, respectively, and a fair value of $3.2 billion and $2.7 billion, respectively.  As of December 31, 2014 and 2013, 88% and 89%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2014 and 2013, the portion of our ABS portfolio rated below investment grade had an amortized cost of $188 million and $262 million, respectively, and a fair value of $171 million and $217 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2014 and 2013, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2014 and 2013, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable held for derivative investments (1)	$1,577	$1,577	$264	$264
Securities pledged under securities lending agreements (2)	204	196	184	178
Securities pledged under repurchase agreements (3)	605	631	530	553
Securities pledged for Term Asset-Backed Securities
Loan Facility (“TALF”) (4)	-	-	36	49
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (5)	1,925	3,151	1,851	3,127
Total payables for collateral on investments	$4,311	$5,555	$2,865	$4,171

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities.  The cash received in these transactions is invested in fixed maturity AFS securities.

(5)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2014	2013	2012
Collateral payable held for derivative investments	$1,313	$(2,243)	$(487)
Securities pledged under securities lending agreements	20	(13)	(3)
Securities pledged under repurchase agreements	75	250	-
Securities pledged for TALF	(36)	(1)	(136)
Investments pledged for FHLBI	74	751	1,000
Total increase (decrease) in payables for collateral on investments	$1,446	$(1,256)	$374

Investment Commitments

As of December 31, 2014, our investment commitments were $1.4 billion, which included $615 million of LPs, $388 million of private placement securities and $372 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2014 and 2013, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.1 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.3 billion and $1.7 billion, respectively, or 1% and 2%, respectively, of our invested assets portfolio.  These investments are included in corporate bonds in the tables above.

As of December 31, 2014 and 2013, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.4 billion and $10.9 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the consumer non-cyclical industry with a fair value of $11.3 billion and $10.7 billion, respectively, or 11% of our invested assets portfolio.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 22 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges.  These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

We issue indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

We distribute indexed annuity and indexed universal life (“IUL”) contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2014			As of December 31, 2013
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,091	$369	$198	$2,876	$160	$149
Foreign currency contracts (1)	642	46	21	615	32	46
Total cash flow hedges	2,733	415	219	3,491	192	195
Non-Qualifying Hedges
Interest rate contracts (1)	54,401	989	342	44,620	214	744
Foreign currency contracts (1)	68	-	-	102	-	-
Equity market contracts (1)	24,144	886	243	19,804	956	192
Credit contracts (2)	126	-	3	126	-	2
Embedded derivatives:
GLB reserves (3)	-	174	-	-	1,244	-
GLB reserves (2)	-	-	174	-	-	1,244
Reinsurance related (4)	-	-	109	-	159	-
Indexed annuity and IUL contracts (5)	-	-	1,170	-	-	1,048
Total derivative instruments	$81,472	$2,464	$2,260	$68,143	$2,765	$3,425

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2014
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$2,569	$30,777	$11,676	$11,470	$-	$56,492
Foreign currency contracts (2)	98	126	276	210	-	710
Equity market contracts	13,799	5,746	4,439	20	140	24,144
Credit contracts	-	126	-	-	-	126
Total derivative instruments
with notional amounts	$16,466	$36,775	$16,391	$11,700	$140	$81,472

(1)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2014, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2029.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	78	(126)	(41)
Foreign currency contracts	36	(24)	(22)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(22)	(21)	(21)
Foreign currency contracts (1)	-	3	3
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$(22)	$(21)	$(22)
Foreign currency contracts (1)	-	3	3
Total cash flow hedges	(22)	(18)	(19)
Non-Qualifying Hedges
Interest rate contracts (2)	1,304	(998)	26
Foreign currency contracts (2)	(8)	(4)	(8)
Equity market contracts (2)	(215)	(1,306)	(1,014)
Equity market contracts (3)	11	37	(362)
Credit contracts (2)	(1)	9	2
Embedded derivatives:
Other assets – GLB reserves (2)	1,391	(2,153)	-
Other liabilities – GLB reserves (2)	(1,391)	2,153	1,308
Reinsurance related (2)	(242)	352	(50)
Indexed annuity and IUL contracts (2)	(210)	(356)	(136)
Total derivative instruments	$617	$(2,284)	$(253)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Gain (loss) recognized as a component of OCI with
the offset to net investment income	$(22)	$(18)	$(18)

As of December 31, 2014, $19 million of the deferred net losses on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2014 and 2013, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

As of December 31, 2013
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(1)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(2)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2014	2013
Maximum potential payout	$126	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$126	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $3 million as of December 31, 2014, after considering the fair values of the associated investments and counterparties’ credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2014, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into such agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2014, our exposure was $41 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2014		As of December 31, 2013
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$64	$-	$34	$(10)
A+	48	-	19	-
A	1,047	(85)	228	(183)
A-	252	-	207	(123)
BBB+	27	-	79	-
	$1,438	$(85)	$567	$(316)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2014

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

	As of December 31, 2013

		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total
Financial Assets
Gross amount of recognized assets	$1,170	$1,403	$2,573
Gross amounts offset	(553)	-	(553)
Net amount of assets	617	1,403	2,020
Gross amounts not offset:
Cash collateral	(251)	-	(251)
Net amount	$366	$1,403	$1,769

Financial Liabilities
Gross amount of recognized liabilities	$580	$2,292	$2,872
Gross amounts offset	(192)	-	(192)
Net amount of liabilities	388	2,292	2,680
Gross amounts not offset:
Cash collateral	-	-	-
Net amount	$388	$2,292	$2,680

8.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Current	$104	$211	$(320)
Deferred	116	220	664
Federal income tax expense (benefit)	$220	$431	$344

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Tax rate times pre-tax income	$425	$616	$527
Effect of:
Separate account dividend
received deduction	(174)	(145)	(128)
Tax credits	(24)	(35)	(34)
Goodwill	-	-	(2)
Change in uncertain tax positions	(12)	7	(88)
Other items	5	(12)	69
Federal income tax expense (benefit)	$220	$431	$344
Effective tax rate	18%	24%	23%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2014	2013
Current	$49	$(8)
Deferred	(3,306)	(2,278)
Total federal income tax asset (liability)	$(3,257)	$(2,286)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2014	2013
Deferred Tax Assets
Future contract benefits and other contract holder funds	$544	$963
Deferred gain on business sold through reinsurance	(7)	21
Reinsurance related embedded derivative asset	177	17
Investments	317	274
Compensation and benefit plans	198	177
Net operating loss	-	4
Net capital loss	3	-
Tax credits	-	184
VIE	45	4
Other	62	32
Total deferred tax assets	1,339	1,676
Deferred Tax Liabilities
DAC	1,731	1,954
VOBA	(186)	409
Net unrealized gain on AFS securities	3,100	1,273
Net unrealized gain on trading securities	100	86
Intangibles	22	151
Other	(122)	81
Total deferred tax liabilities	4,645	3,954
Net deferred tax asset (liability)	$(3,306)	$(2,278)

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2014 and 2013, $10 million and $64 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2014	2013
Balance as of beginning-of-year	$75	$67
Increases for prior year tax positions	35	-
Decreases for prior year tax positions	(23)	-
Increases for current year tax positions	-	8
Decreases for settlements with taxing authorities	(77)	-
Balance as of end-of-year	$10	$75

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2014, 2013 and 2012, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(12) million, $2 million and $(78) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $1 million and $13 million as of December 31, 2014 and 2013, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Company is currently under examination by the Internal Revenue Service (“IRS”) for tax years 2009 through 2011.  The Company anticipates closing the current exam cycle in 2015.  Furthermore, LNC has filed a protest with the IRS Appeals division for tax years 2005 through 2008.  These years remain open as the Company works with Appeals to finalize the tax computations in these years.  All protested items have been resolved and we anticipate reaching a final settlement in 2015.  The Company does not expect any adjustments that would be material to its consolidated results of operations or its financial condition.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$7,690	$6,030	$5,887
Business acquired (sold) through reinsurance	(20)	(67)	(126)
Deferrals	1,525	1,559	1,294
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(956)	(795)	(760)
Unlocking	18	42	(71)
Adjustment related to realized (gains) losses	(58)	(49)	(49)
Adjustment related to unrealized (gains) losses	(672)	970	(145)
Balance as of end-of-year	$7,527	$7,690	$6,030

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,169	$702	$1,055
Business acquired (sold) through reinsurance	2	3	(20)
Deferrals	9	13	12
Amortization:
Amortization, excluding unlocking	(185)	(179)	(225)
Unlocking	(21)	(52)	(23)
Accretion of interest (1)	64	68	73
Adjustment related to realized (gains) losses	(1)	(1)	9
Adjustment related to unrealized (gains) losses	(409)	615	(179)
Balance as of end-of-year	$628	$1,169	$702

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2014, was as follows:

2015	$49
2016	46
2017	43
2018	41
2019	41

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$310	$296	$309
Deferrals	13	10	39
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(37)	(41)	(43)
Unlocking	2	8	14
Adjustment related to realized (gains) losses	(3)	(3)	(5)
Adjustment related to unrealized (gains) losses	-	40	(18)
Balance as of end-of-year	$285	$310	$296

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$1,899	$1,342	$1,360
Business acquired (sold) through reinsurance	(2)	(7)	(44)
Deferrals	400	319	348
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(326)	(210)	(206)
Unlocking	(50)	(14)	(69)
Adjustment related to realized (gains) losses	(8)	(8)	(5)
Adjustment related to unrealized (gains) losses	(548)	477	(42)
Balance as of end-of-year	$1,365	$1,899	$1,342

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2014	2013	2012
Direct insurance premiums and fee income	$8,880	$7,833	$7,185
Reinsurance assumed	16	19	18
Reinsurance ceded	(1,917)	(1,505)	(1,287)
Total insurance premiums and fee income	$6,979	$6,347	$5,916

Direct insurance benefits	$5,970	$5,346	$4,717
Reinsurance recoveries netted against benefits	(1,616)	(1,733)	(1,778)
Total benefits	$4,354	$3,613	$2,939

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  Our policy for this program is to retain no more than $20 million on a single insured life.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2014, the reserves associated with these reinsurance arrangements totaled $676 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.9 billion and $7.1 billion as of December 31, 2014 and 2013, respectively.  We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.1 billion and $3.2 billion as of December 31, 2014 and 2013, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2014, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2014, included $1.3 billion and $128 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during each of 2014, 2013 and 2012.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2014
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

	For the Year Ended December 31, 2013
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1.  To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique (“income approach”), although limited available market data is also considered.  In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC’s share price and assumptions that market participants would make in valuing the reporting unit.  This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2014 and 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis.  Given the Step 1 results, we performed a Step 2 analysis for our Life Insurance and Group Protection reporting units.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012,  our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis.  Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit.  Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2014		As of December 31, 2013
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$35	$100	$31
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Other Operations:
FCC licenses (1) (2)	-	-	131	-
Other (2)	-	-	4	3
Total	$105	$35	$240	$34

(1)	No amortization recorded as the intangible asset has indefinite life.
(2)	As of December 31, 2014, LFM’s intangible assets were reclassified as other assets held-for-sale. For more information, see Note 3.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2014, was as follows:

2015	$4
2016	4
2017	4
2018	4
2019	4
Thereafter	45

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2014 (1)	2013 (1)
Return of Net Deposits
Total account value	$85,917	$79,391
Net amount at risk (2)	183	141
Average attained age of contract holders	62 years	61 years

Minimum Return
Total account value	$135	$151
Net amount at risk (2)	25	27
Average attained age of contract holders	74 years	73 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$26,021	$25,958
Net amount at risk (2)	597	570
Average attained age of contract holders	68 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market volatility.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$73	$104	$84
Changes in reserves	34	(10)	64
Benefits paid	(18)	(21)	(44)
Balance as of end-of-year	$89	$73	$104

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2014	2013
Asset Type
Domestic equity	$47,930	$45,590
International equity	18,103	17,707
Bonds	25,742	23,648
Money market	12,173	10,518
Total	$103,948	$97,463

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 35% of total life insurance in-force reserves as of December 31, 2014, and 39% of total sales for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2014	2013
Short-Term Debt
Short-term debt (1)	$2	$51

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$4	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	422	360
6.03% surplus note, due 2028	750	750
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,408	2,346
Total long-term debt	$2,662	$2,600

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2014, were as follows:

2015	$-
2016	4
2017	250
2018	-
2019	-
Thereafter	2,408
Total	$2,662

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2014, was $422 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2014.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2014, LNC, LNL’s parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  We dispute the allegations and are vigorously defending this matter.  Plaintiff petitioned the Court to certify a class action, on behalf of all persons who purchased or owned the relevant insurance product between 1999 and 2009, alleging that:  (i) LNL breached the contract by including non-mortality factors in cost of insurance rates; (ii) LNL breached the contract when it charged administrative expenses in excess of set amount; and (iii) LNL breached the contract by failing to adjust cost of insurance rates to reflect improving mortality expectations.  On June 12, 2014, the Court issued an Order denying certification on all of the Plaintiff’s counts and claims except with respect to a single legal issue:  whether the contract was breached as alleged in Count III.  However, any damages arising from this alleged breach would have to be tried on an individual case-by-case basis.  The appellate court granted permission for our interlocutory appeal of the Court’s certification of the single issue class.  The plaintiff has cross-appealed and both appeals are pending.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2014, 2013 and 2012, was $38 million,  $37 million and $36 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2014, were as follows:

2014	$32
2015	29
2016	22
2017	15
2018	7
Thereafter	2
Total	$107

Capital Leases

In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets, which we have classified as a capital lease on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $55 million as of December 31, 2014.  As of December 31, 2013, we did not have any leased assets that met the criteria of a capital lease.  Future minimum lease payments under capital leases (in millions) as of December 31, 2014, were as follows:

2015	$1
2016	1
2017	1
2018	1
2019	86
Total minimum lease payments	90
Less: Amount representing interest	7
Present value of minimum lease payments	$83

Vulnerability from Concentrations

As of December 31, 2014, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 20%,  17% and 19% of Annuities’ variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented approximately 44%,  47% and 50% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 22%, 19% and 21% of variable annuity product deposits in 2014, 2013 and 2012, respectively, and represented 50%,  54% and 58% of the segment’s total variable annuity product account values as of December 31, 2014, 2013 and 2012, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million and $(7) million as of December 31, 2014 and 2013, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$1,521	$3,876	$2,805
Unrealized holding gains (losses) arising during the year	3,762	(5,569)	2,631
Change in foreign currency exchange rate adjustment	(47)	20	14
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(1,252)	1,835	(1,233)
Income tax benefit (expense)	(865)	1,300	(459)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	14	(63)	(181)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(28)	(1)
Income tax benefit (expense)	6	32	64
Balance as of end-of-year	$3,131	$1,521	$3,876
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(78)	$(105)	$(103)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(11)	(11)	(118)
Change in DAC, VOBA, DSI and DFEL	1	1	15
Income tax benefit (expense)	3	4	35
Decreases attributable to:
Sales, maturities or other settlements of AFS securities	44	58	118
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	(17)
Income tax benefit (expense)	(11)	(17)	(35)
Balance as of end-of-year	$(58)	$(78)	$(105)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$5	$101	$132
Unrealized holding gains (losses) arising during the year	114	(150)	(63)
Change in foreign currency exchange rate adjustment	50	(19)	(12)
Change in DAC, VOBA, DSI and DFEL	2	5	14
Income tax benefit (expense)	(58)	57	20
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(22)	(18)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	1	1	3
Income tax benefit (expense)	7	6	5
Balance as of end-of-year	$127	$5	$101
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(18)	$(12)	$(14)
Adjustment arising during the year	(5)	(9)	3
Income tax benefit (expense)	2	3	(1)
Balance as of end-of-year	$(21)	$(18)	$(12)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013

Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(32)	(28)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	(18)	(91)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$44	$58	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(6)	(8)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	38	50	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	(11)	(17)	Federal income tax expense (benefit)
Reclassification, net of income tax	$27	$33	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(22)	$(21)	Net investment income
Foreign currency contracts	-	3	Net investment income
Total gross reclassifications	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	1	1	Commissions and other expenses
Reclassification before income
tax benefit (expense)	(21)	(17)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(14)	$(11)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Total realized gain (loss) related to certain investments (1)	$(13)	$(84)	$(164)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(250)	308	138
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(35)	(39)	16
Associated amortization of DAC, VOBA, DSI and DFEL	6	9	(5)
Variable annuity net derivatives results: (4)
Gross gain (loss)	(150)	(104)	(77)
Associated amortization of DAC, VOBA, DSI and DFEL	(36)	(33)	(31)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(46)	-	-
Total realized gain (loss)	$(524)	$57	$(123)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See LFM in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Commissions	$2,100	$1,980	$1,972
General and administrative expenses	1,582	1,569	1,553
Expenses associated with reserve financing and unrelated LOCs	31	40	40
DAC and VOBA deferrals and interest, net of amortization	(454)	(656)	(300)
Broker-dealer expenses	302	288	243
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	60	62	66
Taxes, licenses and fees	251	239	244
Restructuring charges	-	-	16
Total	$3,876	$3,526	$3,838

18.  Pension, Postretirement Health Care and Life Insurance Benefit Plans

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants.  LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents.  In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law.  All of our defined benefit pension plans are frozen and there are no new participants and no future accruals of benefits from the date of the freeze.

LNC and LNL also sponsor a voluntary employees’ beneficiary association (“VEBA”) trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents).  VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code.  Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents.  Retirees may be required to contribute toward the cost of these benefits.  Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

Obligations, Funded Status and Assumptions

Information (in millions) with respect to our benefit plans’ assets and obligations was as follows:

	As of or For the Years Ended December 31,
	2014	2013	2014	2013

			Other
	Pension Benefits		Postretirement Benefits
Change in Plan Assets
Fair value as of beginning-of-year	$127	$145	$6	$5
Actual return on plan assets	16	(9)	-	1
Company and participant contributions	-	-	3	3
Benefits paid	(10)	(9)	(3)	(3)
Fair value as of end-of-year	133	127	6	6

Change in Benefit Obligation
Balance as of beginning-of-year	115	126	15	17
Interest cost	6	5	1	1
Company and participant contributions	-	-	1	1
Amendments	-	-	-	(1)
Actuarial (gains) losses	16	(7)	2	(1)
Benefits paid	(10)	(9)	(3)	(2)
Balance as of end-of-year	127	115	16	15
Funded status of the plans	$6	$12	$(10)	$(9)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$14	$-	$-
Other liabilities	(3)	(2)	(10)	(9)
Net amount recognized	$6	$12	$(10)	$(9)

Amounts Recognized in
AOCI, Net of Tax
Net (gain) loss	$22	$20	$-	$(1)
Prior service credit	-	-	-	(1)
Net amount recognized	$22	$20	$-	$(2)

Rate of Increase in Compensation
Retiree Life Insurance Plan	N/A	N/A	4.00%	4.00%
All other plans	N/A	N/A	N/A	N/A

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	3.93%	4.50%	4.03%
Expected return on plan assets	5.00%	6.50%	6.50%	6.50%

(1)	Amounts for our U.S. pension plans represent general and administrative expenses.

Consistent with our benefit plans’ year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate this assumption each plan year.  For 2015, our expected return on plan assets will be 5.00% for our pension plans.

The discount rate was determined based on a corporate yield curve as of December 31, 2014, and projected benefit obligation cash flows for the pension plans.  We reevaluate this assumption each plan year.  For 2015, our discount rate will be 4.00% for our pension plans.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans benefit obligation of $7 million, pre-tax.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

	As of or For the
	Years Ended December 31,
	2014	2013	2012
Pre-65 health care cost trend rate	8.00%	7.50%	8.00%
Post-65 health care cost trend rate	6.25%	7.50%	8.00%
Ultimate trend rate	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2022	2020	2020

We expect the health care cost trend rate for 2015 to be 8.00% for the pre-65 population and 6.25% for the post-65 population.  A one percent increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.  A one percent decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

	As of December 31,
	2014	2013
Accumulated benefit obligation	$2	$2
Projected benefit obligation	2	2
Fair value of plan assets	-	-

Components of Net Periodic Benefit Cost

The components of net periodic benefit cost (in millions) for our pension and other postretirement plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012	2014	2013	2012
	Pension Benefits			Other Postretirement Benefits
Interest cost	$6	$5	$5	$1	$1	$1
Expected return on plan assets	(6)	(9)	(9)	(1)	-	-
Recognized net actuarial loss (gain)	3	1	1	-	-	-
Recognized actuarial gain due
to curtailments	-	-	-	-	(1)	-
Net periodic benefit cost (recovery)	$3	$(3)	$(3)	$-	$-	$1

We expect our 2015 pension plans’ net periodic benefit cost to be approximately $3 million.

For 2015, the estimated amount of amortization from AOCI into net periodic benefit cost related to net actuarial loss or gain is expected to be a  $4 million loss for our pension plans and less than  a $1 million loss for our other postretirement plans.

Plan Assets

Our pension plans’ asset target allocations by asset category based on estimated fair values were as follows:

	For the Years Ended
	December 31,
	2014	2013

Fixed maturity securities	100%	100%

The investment objectives for the assets related to our pension plans are to:

•	Maintain sufficient liquidity to pay obligations of the plans as they come due;
•	Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
•	Maintain an appropriate asset allocation policy;
•	Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
•	Control costs of administering and managing the plans’ investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent.  Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

Our pension plans’ assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods.  Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

Fair Value of Plan Assets

See “Fair Value Measurement” in Note 1 for discussion of how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 22 for a summary of our fair value measurements of our pension plans’ assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2014	2013	2014	2013

			Other
	Pension Plans		Postretirement Benefits
Fixed maturity securities:
Corporate bonds	$30	$86	$-	$-
U.S. government bonds	99	31	-	-
State and municipal bonds	-	9	-	-
Cash and invested cash	4	1	-	-
Other investments	-	-	6	6
Total	$133	$127	$6	$6

Valuation Methodologies and Associated Inputs for Pension Plans’ Assets

The fair value measurements of our pension plans’ assets are based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security’s fair value.  The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices.  Both observable and unobservable inputs are used in the valuation methodologies.  Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants.  In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes.  For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities.  In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix.  This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services’ valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs.  The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value.  This category includes highly liquid debt instruments purchased with a maturity of three months or less.  Due to the nature of these assets, we believe these assets should be classified as Level 2.

Plan Cash Flows

It is our practice to make contributions to our qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under.  We do not expect to be required to make any contributions to these plans in 2015.

For our nonqualified pension and other postretirement benefit plans, we fund benefits as they become due to retirees.  The amount expected to be contributed to the plans during 2015 is less than $1 million and $2 million, respectively.

We expect the following benefit payments (in millions):

	Defined	Other
	Benefit	Post-
	Pension	retirement
	Plans	Plans
2015	$12	$2
2016	10	2
2017	10	1
2018	9	1
2019	9	1
Following five years thereafter	42	5

19.  Defined Contribution and Deferred Compensation Plans

Defined Contribution Plans

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents.  We make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.  For the years ended December 31, 2014,  2013 and 2012, expenses for these plans were $75 million, $70 million and $68 million, respectively.

Deferred Compensation Plans

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps.  Participants’ account values change due primarily to investment earnings driven by market fluctuations.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2014	2013
Total liabilities (1)	$423	$398
Investments held to fund liabilities (2)	160	166

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

Deferred Compensation Plan for Employees

Participants may elect to defer a portion of their compensation as defined by the plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amount of our contribution is calculated in accordance with the plan document.  Expenses (in millions) for this plan were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$10	$9	$7
Increase (decrease) in measurement of
liabilities, net of total return swap	5	11	11
Total	$15	$20	$18

Deferred Compensation Plans for Agents

We sponsor three deferred compensation plans for certain eligible agents.  Participants may elect to defer a portion of their compensation as defined by the respective plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amounts of our contributions are calculated in accordance with the plans’ documents.  Expenses (in millions) for these plans were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Company matching contributions	$2	$1	$1
Increase (decrease) in measurement of
liabilities, net of total return swap	2	4	5
Total	$4	$5	$6

Deferred Compensation Plan for Non-Employee Directors of LNC

Non-employee directors may defer a portion of their annual cash retainers as defined by the plan.  They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts.  The prescribed “phantom” investment options are identical to those offered in the employees’ deferred compensation plan.  For the years ended December 31, 2014, 2013 and 2012, expenses (income) for this plan were less than $(1) million, less than $1 million and $2 million, respectively.

Deferred Compensation Plan for Former JP Agents

Eligible former agents of JP may defer a portion of their commissions and bonuses as defined by the plan.  Participants may select from “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  For the years ended December 31, 2014,  2013 and 2012, expenses for this plan were $2 million, $2 million and $3 million, respectively.

20.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Stock options	$9	$8	$8
Performance shares	12	10	5
SARs	2	5	1
RSUs and nonvested stock	15	15	17
Total	$38	$38	$31

Recognized tax benefit	$13	$13	$11

21.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, LRCVII, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

	As of December 31,
	2014	2013
U.S. capital and surplus	$7,991	$7,248

	For the Years Ended December 31,
	2014	2013	2012
U.S. net gain (loss) from operations, after-tax	$1,170	$425	$649
U.S. net income (loss)	1,401	495	600
U.S. dividends to LNC holding company	705	640	605

The increase in statutory net income (loss) when comparing 2014 to 2013 was due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

Our states of domicile, Indiana for LNL and New York for LLANY,  have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2014 and 2013.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2014	2013
Calculation of reserves using the Indiana universal life method	$140	$219
Calculation of reserves using continuous CARVM	(1)	(2)
Conservative valuation rate on certain annuities	(39)	(30)
Lesser of LOC and XXX additional reserve as surplus	2,751	2,635

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2014, the Company’s RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $1.3 billion in 2015 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

22.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$85,421	$85,421	$79,178	$79,178
VIEs’ fixed maturity securities	598	598	697	697
Equity securities	231	231	201	201
Trading securities	1,966	1,966	2,190	2,190
Mortgage loans on real estate	7,387	7,838	7,029	7,193
Derivative investments (1)	1,763	1,763	617	617
Other investments	1,551	1,551	1,208	1,208
Cash and invested cash	3,224	3,224	630	630
Reinsurance related embedded derivatives	-	-	159	159
Other assets:
Reinsurance recoverable	174	174	-	-
GLB reserves embedded derivatives (2)	-	-	1,244	1,244
Separate account assets	125,265	125,265	117,135	117,135

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(1,170)	(1,170)	(1,048)	(1,048)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(699)	(699)	(809)	(809)
Account values of certain investment contracts	(27,779)	(31,493)	(29,024)	(30,514)
Short-term debt	(2)	(2)	(51)	(51)
Long-term debt	(2,662)	(3,047)	(2,600)	(2,634)
Reinsurance related embedded derivatives	(109)	(109)	-	-
VIEs’ liabilities – derivative instruments	(13)	(13)	(27)	(27)
Other liabilities:
Credit default swaps	(3)	(3)	(2)	(2)
Derivative liabilities (1)	(277)	(277)	(386)	(386)
GLB reserves embedded derivatives (2)	(174)	(174)	(1,244)	(1,244)

Benefit Plans' Assets (3)	139	139	133	133

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for additional detail.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2014 and 2013, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 or 2013, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans' Assets	$-	$139	$-	$139

	As of December 31, 2013
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$64,322	$2,912	$67,294
ABS	-	1,099	48	1,147
U.S. government bonds	304	21	-	325
Foreign government bonds	-	464	78	542
RMBS	-	4,143	1	4,144
CMBS	-	678	20	698
CLOs	-	47	178	225
State and municipal bonds	-	3,796	28	3,824
Hybrid and redeemable preferred securities	39	874	66	979
VIEs’ fixed maturity securities	102	595	-	697
Equity AFS securities	3	37	161	201
Trading securities	-	2,137	53	2,190
Derivative investments (1)	-	244	1,118	1,362
Cash and invested cash	-	630	-	630
Reinsurance related embedded derivatives	-	159	-	159
Other assets – GLB reserves embedded
derivatives	-	-	1,244	1,244
Separate account assets	1,766	115,369	-	117,135
Total assets	$2,274	$194,615	$5,907	$202,796

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	$-	$-	$(1,048)	$(1,048)
VIEs’ liabilities – derivative instruments	-	-	(27)	(27)
Other liabilities:
Credit default swaps	-	-	(2)	(2)
Derivative liabilities (1)	-	(879)	(252)	(1,131)
GLB reserves embedded derivatives	-	-	(1,244)	(1,244)
Total liabilities	$-	$(879)	$(2,573)	$(3,452)

Benefit Plans' Assets	$-	$133	$-	$133

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-		174
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs' liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives (5)	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

	For the Year Ended December 31, 2012
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,370	$(25)	$34	$277	$(605)	$2,051
ABS	53	-	1	(3)	(37)	14
U.S. government bonds	1	-	-	-	-	1
Foreign government bonds	97	-	-	(5)	(46)	46
RMBS	158	(3)	3	(8)	(147)	3
CMBS	31	(11)	16	(11)	2	27
CLOs	101	(2)	8	61	(14)	154
State and municipal bonds	-	-	-	32	-	32
Hybrid and redeemable
preferred securities	99	(1)	23	-	(5)	116
Equity AFS securities	56	(8)	13	26	-	87
Trading securities	67	3	4	(2)	(16)	56
Derivative investments	2,484	(823)	73	182	-	1,916
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(399)	(136)	-	(197)	-	(732)
VIEs' liabilities – derivative instruments (6)	(291)	163	-	-	-	(128)
Other liabilities – credit default swaps (7)	(16)	5	-	-	-	(11)
GLB reserves embedded derivatives (5)	(2,217)	1,308	-	-	-	(909)
Total, net	$2,594	$470	$175	$352	$(868)	$2,723

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable
preferred securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

	For the Year Ended December 31, 2012
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$363	$(26)	$(6)	$(49)	$(6)	$276
ABS	-	-	-	(2)	-	(2)
Foreign government bonds	-	-	(5)	-	-	(5)
RMBS	-	-	(6)	(2)	-	(8)
CMBS	-	-	-	(11)	-	(11)
CLOs	72	-	-	(11)	-	61
State and municipal bonds	32	-	-	-	-	32
Equity AFS securities	26	-	-	-	-	26
Trading securities	-	-	-	(2)	-	(2)
Derivative investments	454	(34)	(238)	-	-	182
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(99)	-	-	(98)	-	(197)
Total, net	$848	$(60)	$(255)	$(175)	$(6)	$352

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Derivative investments (1)	$(15)	$(753)	$(823)
Indexed annuity and IUL contracts
embedded derivatives (1)	(37)	(44)	(10)
Other assets – GLB reserves embedded derivatives (1)	(678)	(2,444)	-
VIEs’ liabilities – derivative instruments (1)	14	101	163
Other liabilities:
Credit default swaps (2)	(1)	9	6
GLB reserves embedded derivatives (1)	678	2,444	1,472
Total, net	$(39)	$(687)	$808

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred
securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves
embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS		(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

	For the Year Ended December 31, 2012
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$33	$(638)	$(605)
ABS	2	(39)	(37)
Foreign government bonds	-	(46)	(46)
RMBS	-	(147)	(147)
CMBS	5	(3)	2
CLOs	6	(20)	(14)
Hybrid and redeemable preferred securities	35	(40)	(5)
Trading securities	2	(18)	(16)
Total, net	$83	$(951)	$(868)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2014, 2013 and 2012 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2014, 2013 and 2012 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2014:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,262	Discounted cash flow	Liquidity/duration adjustment (1)	0.5%	-	11.6%
ABS	64	Discounted cash flow	Liquidity/duration adjustment (1)	2.8%	-	3.0%
Foreign government bonds	80	Discounted cash flow	Liquidity/duration adjustment (1)	2.0%	-	3.5%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	7.3%
Other assets – reinsurance
recoverable	174	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,170)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(9)
Other liabilities – GLB reserves
embedded derivatives	(174)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)(8)			(9)
			Volatility (7)	1%	-	28%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9)

Based on the “Annuity 2000 Mortality Table” developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

23.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Operating revenues:
Annuities	$3,450	$3,044	$2,713
Retirement Plan Services	1,081	1,061	1,015
Life Insurance	5,343	4,781	4,820
Group Protection	2,445	2,260	2,090
Other Operations	406	392	411
Excluded realized gain (loss), pre-tax	(689)	(81)	(235)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,039	$11,460	$10,817

	For the Years Ended December 31,
	2014	2013	2012
Net Income (Loss)
Income (loss) from operations:
Annuities	$901	$715	$608
Retirement Plan Services	154	135	131
Life Insurance	373	464	538
Group Protection	23	71	72
Other Operations	(13)	(5)	(39)
Excluded realized gain (loss), after-tax	(446)	(53)	(152)
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance, after-tax	2	2	2
Impairment of intangibles, after-tax	-	-	2
Net income (loss)	$994	$1,329	$1,162

	For the Years Ended December 31,
	2014	2013	2012
Net Investment Income
Annuities	$1,013	$1,022	$1,058
Retirement Plan Services	828	825	797
Life Insurance	2,376	2,317	2,297
Group Protection	180	165	161
Other Operations	251	232	238
Total net investment income	$4,648	$4,561	$4,551

	For the Years Ended December 31,
	2014	2013	2012
Amortization of DAC and VOBA, Net of Interest
Annuities	$346	$374	$307
Retirement Plan Services	37	48	42
Life Insurance	640	441	609
Group Protection	57	53	48
Total amortization of DAC and VOBA, net of interest	$1,080	$916	$1,006

	For the Years Ended December 31,
	2014	2013	2012
Federal Income Tax Expense (Benefit)
Annuities	$225	$159	$117
Retirement Plan Services	48	46	29
Life Insurance	167	225	326
Group Protection	12	38	38
Other Operations	10	(9)	(82)
Excluded realized gain (loss)	(243)	(29)	(83)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Impairment of intangibles	-	-	(2)
Total federal income tax expense (benefit)	$220	$431	$344

	As of December 31,
	2014	2013
Assets
Annuities	$130,509	$119,147
Retirement Plan Services	33,686	32,367
Life Insurance	69,712	67,470
Group Protection	4,239	3,865
Other Operations	15,364	14,659
Total assets	$253,510	$237,508

24.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Interest paid	$104	$91	$134
Income taxes paid (received)	172	(6)	136
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	(500)	-	-
Acquisition of note receivable from affiliate	712	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	88	360	-
Carrying value of liability	(88)	(360)	-
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$15	$11	$367
Carrying value of liabilities	15	11	(367)
Total reinsurance ceded	$30	$22	$-
Reinsurance recaptured:
Carrying value of assets	$-	$-	$(34)
Carrying value of liabilities	-	-	(84)
Total reinsurance recaptured	$-	$-	$(118)
Reinsurance novated:
Carrying value of assets	$-	$-	$-
Carrying value of liabilities	-	-	(26)
Total reinsurance novated	$-	$-	$(26)

25.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2014	2013
Assets with affiliates:
Accrued inter-company interest receivable	$2	$2	Accrued investment income
Bonds	1,410	873	Fixed maturity AFS securities
Ceded reinsurance contracts	(239)	-	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,700	1,559	Reinsurance recoverables
Ceded reinsurance contracts	44	268	Reinsurance related embedded derivatives
Ceded reinsurance contracts	71	51	Other assets
Cash management agreement investment	449	777	Other assets
Promissory note due from LNC	-	-	Fixed maturity AFS securities
Service agreement receivable	48	5	Other assets
Ceded reinsurance contracts	10	202	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	4	4	Other liabilities
Assumed reinsurance contracts	25	407	Future contract benefits
Assumed reinsurance contracts	413	-	Other contract holder funds
Service agreement payable	62	-	Other liabilities
Ceded reinsurance contracts	(53)	-	Other contract holder funds
Ceded reinsurance contracts	3,677	2,244	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	72	1,244	Other liabilities
Inter-company short-term debt	2	51	Short-term debt
Inter-company long-term debt	2,412	2,350	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2014	2013	2012
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(574)	$(318)	$(188)	Insurance premiums
Net investment income on intercompany notes	12	5	-	Net investment income
Fees for management of general account	(105)	(103)	(92)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	1,265	(2,153)	-	Realized gain (loss)
Reinsurance related settlements	(1,573)	2,110	-	Realized gain (loss)
Other gains (losses)	(199)	242	-	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	255	(205)	(433)	Benefits
Service agreement payments	76	100	114	Commissions and other
				expenses
Interest expense on inter-company debt	102	92	109	Interest and debt expense
Interest credited on assumed reinsurance contracts	15	-	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Fees for Management of General Account

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company (“LIMCO”), also a wholly-owned subsidiary of LNC.  LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $186 million and $651 million as of December 31, 2014 and 2013, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

26.  Subsequent Events

On March 16, 2015, LNL paid a cash dividend in the amount of $400 million to LNC.

E-78

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
ABVPSF Global Thematic Growth Class A	$1,381,356	$740	$1,382,096	$—	$6	$1,382,090
ABVPSF Growth and Income Class A	3,127,833	9,845	3,137,678	—	9	3,137,669
ABVPSF International Value Class A	1,769,583	1,552	1,771,135	—	2	1,771,133
ABVPSF Large Cap Growth Class A	729,210	—	729,210	—	4	729,206
ABVPSF Small/Mid Cap Value Class A	19,983,237	—	19,983,237	300,248	24	19,682,965
American Century VP Income & Growth Class I	4,816,601	—	4,816,601	—	42	4,816,559
American Century VP Inflation Protection Class II	13,796,531	—	13,796,531	93,853	33	13,702,645
American Century VP International Class I	3,293,802	806	3,294,608	—	14	3,294,594
American Funds Bond Class 2	31,362	—	31,362	—	—	31,362
American Funds Global Growth Class 2	12,590,536	—	12,590,536	849,142	24	11,741,370
American Funds Global Small Capitalization Class 2	11,832,161	—	11,832,161	29,673	15	11,802,473
American Funds Growth Class 2	40,476,842	—	40,476,842	69,675	119	40,407,048
American Funds Growth-Income Class 2	13,954,871	—	13,954,871	379	67	13,954,425
American Funds High-Income Bond Class 2	8,705,183	985	8,706,168	—	39	8,706,129
American Funds International Class 2	77,047,995	—	77,047,995	530,862	196	76,516,937
American Funds U.S. Government/AAA-Rated Securities Class 2	9,220,641	—	9,220,641	48	43	9,220,550
BlackRock Equity Dividend V.I. Class I	57,392	—	57,392	—	—	57,392
BlackRock Global Allocation V.I. Class I	4,883,305	—	4,883,305	50,307	—	4,832,998
ClearBridge Variable Mid Cap Core Class I	53,539	—	53,539	—	—	53,539
ClearBridge Variable Small Cap Growth Class I	75,202	9	75,211	—	—	75,211
Delaware VIP Diversified Income Standard Class	55,390,792	—	55,390,792	181,635	49	55,209,108
Delaware VIP Emerging Markets Standard Class	37,082,311	—	37,082,311	328,189	52	36,754,070
Delaware VIP High Yield Standard Class	25,640,884	2,662	25,643,546	—	87	25,643,459
Delaware VIP Limited-Term Diversified Income Standard Class	6,888,085	—	6,888,085	226,601	3	6,661,481
Delaware VIP REIT Standard Class	27,233,641	—	27,233,641	125,299	39	27,108,303
Delaware VIP Small Cap Value Standard Class	47,049,070	—	47,049,070	492,315	87	46,556,668
Delaware VIP Smid Cap Growth Standard Class	16,247,074	—	16,247,074	962,783	33	15,284,258
Delaware VIP U.S. Growth Standard Class	7,757,663	—	7,757,663	4,328	3	7,753,332
Delaware VIP Value Standard Class	58,380,903	—	58,380,903	998,825	78	57,382,000
Deutsche Alternative Asset Allocation VIP Class A	1,199,781	1,526	1,201,307	—	—	1,201,307
Deutsche Equity 500 Index VIP Class A	184,468,953	2,958	184,471,911	—	738	184,471,173
Deutsche Small Cap Index VIP Class A	124,473,771	—	124,473,771	—	514	124,473,257
Fidelity VIP Asset Manager Service Class	2,566,771	—	2,566,771	—	14	2,566,757
Fidelity VIP Contrafund Service Class	57,648,400	—	57,648,400	410,196	114	57,238,090
Fidelity VIP Equity-Income Service Class	5,892,892	—	5,892,892	—	25	5,892,867
Fidelity VIP Freedom 2020 Service Class	3,968,639	—	3,968,639	42,613	7	3,926,019
Fidelity VIP Freedom 2030 Service Class	3,673,713	—	3,673,713	6,378	14	3,667,321
Fidelity VIP Freedom 2040 Service Class	1,214,346	—	1,214,346	23,789	—	1,190,557
Fidelity VIP Freedom 2050 Service Class	1,246,930	288	1,247,218	—	5	1,247,213
Fidelity VIP Freedom Income Service Class	846,400	—	846,400	—	5	846,395
Fidelity VIP Growth Service Class	11,794,000	—	11,794,000	177	45	11,793,778
Fidelity VIP Investment Grade Bond Service Class	577,857	—	577,857	—	—	577,857
Fidelity VIP Mid Cap Service Class	35,115,306	—	35,115,306	138,023	77	34,977,206
Fidelity VIP Overseas Service Class	5,751,086	3,760	5,754,846	—	16	5,754,830
Franklin Income VIP Class 1	13,505,664	3,091	13,508,755	—	8	13,508,747
Franklin Mutual Shares VIP Class 1	5,336,739	—	5,336,739	57,033	5	5,279,701
Franklin Rising Dividends VIP Class 1	319,381	3	319,384	—	—	319,384

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Franklin Small Cap Value VIP Class 2	$47,096	$20,802	$67,898	$—	$—	$67,898
Franklin Small-Mid Cap Growth VIP Class 1	3,712,023	—	3,712,023	32,053	4	3,679,966
Franklin Small-Mid Cap Growth VIP Class 2	459,326	—	459,326	—	3	459,323
Franklin U.S. Government Securities VIP Class 1	4,664,364	—	4,664,364	408,008	—	4,256,356
Goldman Sachs VIT Global Markets Navigator Service Class	33,408,109	—	33,408,109	—	184	33,407,925
Goldman Sachs VIT Mid Cap Value Service Class	4,632,314	—	4,632,314	8,058	—	4,624,256
Invesco V.I. Growth and Income Series I	763,118	11,726	774,844	—	—	774,844
Janus Aspen Balanced Institutional Class	2,886,426	—	2,886,426	—	16	2,886,410
Janus Aspen Balanced Service Class	4,061,137	58	4,061,195	—	19	4,061,176
Janus Aspen Enterprise Institutional Class	5,291,874	—	5,291,874	—	29	5,291,845
Janus Aspen Enterprise Service Class	4,279,634	102	4,279,736	—	22	4,279,714
Janus Aspen Flexible Bond Institutional Class	68,260,124	—	68,260,124	—	374	68,259,750
Janus Aspen Flexible Bond Service Class	14,396,435	—	14,396,435	56	118	14,396,261
Janus Aspen Global Research Institutional Class	590,704	—	590,704	—	3	590,701
Janus Aspen Global Research Service Class	512,968	—	512,968	—	3	512,965
Janus Aspen Global Technology Service Class	231,404	—	231,404	—	1	231,403
JPMIT Core Bond Class 1	214,116	—	214,116	—	—	214,116
LVIP AQR Enhanced Global Strategies Standard Class	17,427	—	17,427	—	—	17,427
LVIP Baron Growth Opportunities Standard Class	301,878	—	301,878	—	1	301,877
LVIP Baron Growth Opportunities Service Class	45,931,721	—	45,931,721	499,317	69	45,432,335
LVIP BlackRock Emerging Markets RPM Standard Class	7,980	—	7,980	—	—	7,980
LVIP BlackRock Equity Dividend RPM Standard Class	2,913,967	12	2,913,979	—	14	2,913,965
LVIP BlackRock Inflation Protected Bond Standard Class	9,490,180	—	9,490,180	84,343	—	9,405,837
LVIP BlackRock Multi-Asset Income Standard Class	59,556	—	59,556	—	—	59,556
LVIP Capital Growth Standard Class	308,882	—	308,882	—	1	308,881
LVIP Clarion Global Real Estate Standard Class	7,859,398	—	7,859,398	68,467	31	7,790,900
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	1,260,071	—	1,260,071	1,996	—	1,258,075
LVIP Delaware Bond Standard Class	164,017,215	—	164,017,215	1,675,904	449	162,340,862
LVIP Delaware Diversified Floating Rate Standard Class	1,089,829	—	1,089,829	100	—	1,089,729
LVIP Delaware Foundation Aggressive Allocation Standard Class	817,131	—	817,131	76	5	817,050
LVIP Delaware Growth and Income Standard Class	10,448,980	—	10,448,980	395,803	4	10,053,173
LVIP Delaware Social Awareness Standard Class	3,440,413	—	3,440,413	261	9	3,440,143
LVIP Delaware Special Opportunities Standard Class	25,337,140	—	25,337,140	906,067	18	24,431,055
LVIP Dimensional Non-U.S. Equity RPM Standard Class	1,453,489	—	1,453,489	68,277	1	1,385,211
LVIP Dimensional U.S. Equity RPM Standard Class	5,348,416	—	5,348,416	223,770	2	5,124,644
LVIP Dimensional/Vanguard Total Bond Standard Class	1,798,395	—	1,798,395	97	2	1,798,296
LVIP Franklin Templeton Multi-Asset Opportunities Standard Class	42,782	—	42,782	—	—	42,782

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Global Income Standard Class	$5,460,639	$—	$5,460,639	$220,668	$1	$5,239,970
LVIP JPMorgan High Yield Standard Class	12,841,007	1,310,899	14,151,906	—	—	14,151,906
LVIP JPMorgan Mid Cap Value RPM Standard Class	917,504	—	917,504	336,781	—	580,723
LVIP Managed Risk Profile 2010 Standard Class	7,628,740	—	7,628,740	83,438	—	7,545,302
LVIP Managed Risk Profile 2020 Standard Class	31,919,048	—	31,919,048	988,549	—	30,930,499
LVIP Managed Risk Profile 2030 Standard Class	22,624,001	—	22,624,001	779,016	—	21,844,985
LVIP Managed Risk Profile 2040 Standard Class	12,644,569	—	12,644,569	183,926	—	12,460,643
LVIP Managed Risk Profile 2050 Standard Class	1,635,469	—	1,635,469	72,709	—	1,562,760
LVIP Managed Risk Profile Conservative Standard Class	7,436,048	—	7,436,048	154,792	3	7,281,253
LVIP Managed Risk Profile Growth Standard Class	5,183,197	—	5,183,197	637	4	5,182,556
LVIP Managed Risk Profile Moderate Standard Class	13,685,442	—	13,685,442	577,145	57	13,108,240
LVIP MFS International Growth Standard Class	4,898,354	—	4,898,354	566,050	—	4,332,304
LVIP MFS Value Standard Class	38,608,687	—	38,608,687	913,918	26	37,694,743
LVIP Mid-Cap Value Standard Class	2,059,444	—	2,059,444	1,647	1	2,057,796
LVIP Mondrian International Value Standard Class	25,384,333	—	25,384,333	49,488	43	25,334,802
LVIP Money Market Standard Class	110,525,856	4,284,280	114,810,136	—	142	114,809,994
LVIP Multi-Manager Global Equity RPM Standard Class	6,918	—	6,918	—	—	6,918
LVIP PIMCO Low Duration Bond Standard Class	1,148,540	—	1,148,540	—	—	1,148,540
LVIP SSgA Bond Index Standard Class	22,581,530	—	22,581,530	203,248	59	22,378,223
LVIP SSgA Conservative Index Allocation Standard Class	737,743	—	737,743	—	—	737,743
LVIP SSgA Conservative Structured Allocation Standard Class	111,383	—	111,383	—	1	111,382
LVIP SSgA Developed International 150 Standard Class	340,728	—	340,728	5,823	—	334,905
LVIP SSgA Emerging Markets 100 Standard Class	1,899,222	—	1,899,222	46,953	2	1,852,267
LVIP SSgA Global Tactical Allocation RPM Standard Class	2,256,874	—	2,256,874	107,154	4	2,149,716
LVIP SSgA International Index Standard Class	13,011,821	—	13,011,821	576,288	7	12,435,526
LVIP SSgA Large Cap 100 Standard Class	925,663	50	925,713	—	1	925,712
LVIP SSgA Moderate Index Allocation Standard Class	814,317	—	814,317	26,849	—	787,468
LVIP SSgA Moderate Structured Allocation Standard Class	154,680	—	154,680	—	—	154,680
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	372,059	—	372,059	—	—	372,059
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	115,443	—	115,443	—	—	115,443
LVIP SSgA S&P 500 Index Standard Class	125,884,092	7,602,583	133,486,675	—	309	133,486,366
LVIP SSgA Small-Cap Index Standard Class	22,662,103	—	22,662,103	415,593	53	22,246,457
LVIP SSgA Small-Mid Cap 200 Standard Class	4,251,118	16,323	4,267,441	—	7	4,267,434
LVIP T. Rowe Price Growth Stock Standard Class	29,176,695	—	29,176,695	311,114	10	28,865,571
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	19,927,758	—	19,927,758	140,143	20	19,787,595
LVIP Templeton Growth RPM Standard Class	2,853,730	—	2,853,730	47,655	—	2,806,075
LVIP UBS Large Cap Growth RPM Standard Class	2,390,609	—	2,390,609	3	10	2,390,596

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Vanguard Domestic Equity ETF Standard Class	$6,133,627	$—	$6,133,627	$274,872	$—	$5,858,755
LVIP Vanguard International Equity ETF Standard Class	4,353,175	—	4,353,175	119,859	—	4,233,316
M Capital Appreciation	1,889,872	—	1,889,872	—	15	1,889,857
M International Equity	2,101,753	—	2,101,753	—	20	2,101,733
M Large Cap Growth	923,377	—	923,377	—	7	923,370
M Large Cap Value	1,449,667	—	1,449,667	—	15	1,449,652
MFS VIT Core Equity Initial Class	2,217,146	—	2,217,146	—	11	2,217,135
MFS VIT Growth Initial Class	46,424,423	—	46,424,423	1,859,983	32	44,564,408
MFS VIT New Discovery Initial Class	18,014	—	18,014	—	—	18,014
MFS VIT Research Initial Class	325,543	—	325,543	—	2	325,541
MFS VIT Total Return Initial Class	37,747,252	—	37,747,252	189,129	53	37,558,070
MFS VIT Utilities Initial Class	17,166,139	—	17,166,139	266,543	39	16,899,557
NB AMT Large Cap Value I Class	440,324	—	440,324	—	2	440,322
NB AMT Mid Cap Growth I Class	7,102,790	—	7,102,790	—	30	7,102,760
NB AMT Mid Cap Intrinsic Value I Class	3,699,996	7,501	3,707,497	—	13	3,707,484
Oppenheimer Main Street Fund/VA Non-Service Class	609,662	—	609,662	—	3	609,659
PIMCO VIT CommodityRealReturn Strategy Administrative Class	9,256,205	—	9,256,205	92,191	1	9,164,013
PIMCO VIT Total Return Administrative Class	1,136,845	—	1,136,845	—	1	1,136,844
T. Rowe Price Equity Income	15,752,644	—	15,752,644	38,013	3	15,714,628
Templeton Foreign VIP Class 2	548,973	—	548,973	—	3	548,970
Templeton Global Bond VIP Class 1	10,895,773	—	10,895,773	138,795	18	10,756,960
Templeton Growth VIP Class 1	1,903,635	—	1,903,635	1,086	8	1,902,541
Templeton Growth VIP Class 2	24,949	—	24,949	—	—	24,949
Wells Fargo Advantage VT Discovery Class 2	44,511	—	44,511	—	—	44,511

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
ABVPSF Global Thematic Growth Class A	$—	$(2,225)	$(2,225)	$65,858
ABVPSF Growth and Income Class A	44,600	(3,154)	41,446	269,672
ABVPSF International Value Class A	66,991	(726)	66,265	11,866
ABVPSF Large Cap Growth Class A	—	(1,673)	(1,673)	139,590
ABVPSF Small/Mid Cap Value Class A	135,475	(9,055)	126,420	996,162
American Century VP Income & Growth Class I	95,607	(14,987)	80,620	235,607
American Century VP Inflation Protection Class II	213,691	(17,623)	196,068	(460,506)
American Century VP International Class I	58,260	(5,940)	52,320	150,951
American Funds Bond Class 2	612	—	612	332
American Funds Global Growth Class 2	160,347	(22,105)	138,242	2,013,333
American Funds Global Small Capitalization Class 2	14,772	(6,376)	8,396	535,330
American Funds Growth Class 2	321,714	(50,012)	271,702	4,060,620
American Funds Growth-Income Class 2	178,021	(25,859)	152,162	813,282
American Funds High-Income Bond Class 2	532,051	(18,496)	513,555	51,291
American Funds International Class 2	1,090,647	(82,531)	1,008,116	2,671,406
American Funds U.S. Government/AAA-Rated Securities Class 2	99,662	(16,734)	82,928	(112,854)
BlackRock Equity Dividend V.I. Class I	344	—	344	(17)
BlackRock Global Allocation V.I. Class I	107,314	(264)	107,050	125,168
ClearBridge Variable Mid Cap Core Class I	181	—	181	(260)
ClearBridge Variable Small Cap Growth Class I	—	—	—	(2,013)
Delaware VIP Diversified Income Standard Class	1,082,427	(18,251)	1,064,176	8,952
Delaware VIP Emerging Markets Standard Class	250,172	(24,845)	225,327	752,294
Delaware VIP High Yield Standard Class	1,940,528	(42,246)	1,898,282	(109,049)
Delaware VIP Limited-Term Diversified Income Standard Class	125,293	(1,450)	123,843	(33,633)
Delaware VIP REIT Standard Class	326,691	(20,989)	305,702	2,134,681
Delaware VIP Small Cap Value Standard Class	244,741	(37,427)	207,314	2,411,967
Delaware VIP Smid Cap Growth Standard Class	11,178	(13,305)	(2,127)	632,662
Delaware VIP U.S. Growth Standard Class	14,665	(2,700)	11,965	304,656
Delaware VIP Value Standard Class	867,944	(31,207)	836,737	1,862,357
Deutsche Alternative Asset Allocation VIP Class A	29,836	—	29,836	22,307
Deutsche Equity 500 Index VIP Class A	3,496,391	(272,331)	3,224,060	6,925,264
Deutsche Small Cap Index VIP Class A	1,131,845	(175,894)	955,951	2,098,942
Fidelity VIP Asset Manager Service Class	36,898	(7,667)	29,231	494,147
Fidelity VIP Contrafund Service Class	489,206	(53,147)	436,059	6,904,075
Fidelity VIP Equity-Income Service Class	172,928	(21,859)	151,069	1,898,204
Fidelity VIP Freedom 2020 Service Class	62,551	(1,987)	60,564	20,174
Fidelity VIP Freedom 2030 Service Class	53,757	(4,252)	49,505	19,336
Fidelity VIP Freedom 2040 Service Class	17,373	(44)	17,329	1,673
Fidelity VIP Freedom 2050 Service Class	17,139	(1,393)	15,746	5,643
Fidelity VIP Freedom Income Service Class	12,083	(1,424)	10,659	4,618
Fidelity VIP Growth Service Class	11,188	(19,917)	(8,729)	1,946,423
Fidelity VIP Investment Grade Bond Service Class	12,414	—	12,414	(21)
Fidelity VIP Mid Cap Service Class	55,602	(31,453)	24,149	1,738,598
Fidelity VIP Overseas Service Class	79,373	(8,763)	70,610	818,712
Franklin Income VIP Class 1	687,756	(4,745)	683,011	153,215
Franklin Mutual Shares VIP Class 1	112,056	(1,896)	110,160	388,384
Franklin Rising Dividends VIP Class 1	3,900	—	3,900	1,921
Franklin Small Cap Value VIP Class 2	335	—	335	(714)
Franklin Small-Mid Cap Growth VIP Class 1	—	(1,398)	(1,398)	74,462
Franklin Small-Mid Cap Growth VIP Class 2	—	(1,040)	(1,040)	28,069
Franklin U.S. Government Securities VIP Class 1	140,918	(138)	140,780	(60,602)
Goldman Sachs VIT Global Markets Navigator Service Class	12,057	(4,747)	7,310	(32)
Goldman Sachs VIT Mid Cap Value Service Class	34,329	—	34,329	16,888
Invesco V.I. Growth and Income Series I	12,493	—	12,493	5,827
Janus Aspen Balanced Institutional Class	49,000	(5,556)	43,444	31,941
Janus Aspen Balanced Service Class	59,930	(10,089)	49,841	267,897
Janus Aspen Enterprise Institutional Class	7,803	(9,846)	(2,043)	85,257

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
ABVPSF Global Thematic Growth Class A	$—	$65,858	$(2,100)	$61,533
ABVPSF Growth and Income Class A	—	269,672	(11,850)	299,268
ABVPSF International Value Class A	—	11,866	(194,976)	(116,845)
ABVPSF Large Cap Growth Class A	—	139,590	(55,264)	82,653
ABVPSF Small/Mid Cap Value Class A	2,234,577	3,230,739	(1,710,732)	1,646,427
American Century VP Income & Growth Class I	—	235,607	215,431	531,658
American Century VP Inflation Protection Class II	422,954	(37,552)	398,854	557,370
American Century VP International Class I	—	150,951	(417,882)	(214,611)
American Funds Bond Class 2	12	344	457	1,413
American Funds Global Growth Class 2	1,602,299	3,615,632	(3,303,656)	450,218
American Funds Global Small Capitalization Class 2	53,678	589,008	(358,732)	238,672
American Funds Growth Class 2	2,079,224	6,139,844	(2,902,606)	3,508,940
American Funds Growth-Income Class 2	693,075	1,506,357	(228,815)	1,429,704
American Funds High-Income Bond Class 2	—	51,291	(489,816)	75,030
American Funds International Class 2	—	2,671,406	(5,838,923)	(2,159,401)
American Funds U.S. Government/AAA-Rated Securities Class 2	—	(112,854)	507,031	477,105
BlackRock Equity Dividend V.I. Class I	2,838	2,821	(2,273)	892
BlackRock Global Allocation V.I. Class I	367,763	492,931	(510,987)	88,994
ClearBridge Variable Mid Cap Core Class I	4,446	4,186	(1,435)	2,932
ClearBridge Variable Small Cap Growth Class I	11,415	9,402	(3,482)	5,920
Delaware VIP Diversified Income Standard Class	—	8,952	1,366,695	2,439,823
Delaware VIP Emerging Markets Standard Class	146,397	898,691	(4,434,102)	(3,310,084)
Delaware VIP High Yield Standard Class	462,030	352,981	(2,480,087)	(228,824)
Delaware VIP Limited-Term Diversified Income Standard Class	—	(33,633)	48,782	138,992
Delaware VIP REIT Standard Class	—	2,134,681	3,738,677	6,179,060
Delaware VIP Small Cap Value Standard Class	3,769,853	6,181,820	(3,827,103)	2,562,031
Delaware VIP Smid Cap Growth Standard Class	1,546,281	2,178,943	(1,698,597)	478,219
Delaware VIP U.S. Growth Standard Class	454,620	759,276	51,288	822,529
Delaware VIP Value Standard Class	—	1,862,357	4,380,109	7,079,203
Deutsche Alternative Asset Allocation VIP Class A	9,570	31,877	(4,823)	56,890
Deutsche Equity 500 Index VIP Class A	6,273,274	13,198,538	6,212,241	22,634,839
Deutsche Small Cap Index VIP Class A	6,445,888	8,544,830	(3,449,000)	6,051,781
Fidelity VIP Asset Manager Service Class	151,807	645,954	(507,980)	167,205
Fidelity VIP Contrafund Service Class	1,145,049	8,049,124	(2,069,088)	6,416,095
Fidelity VIP Equity-Income Service Class	98,716	1,996,920	(1,327,745)	820,244
Fidelity VIP Freedom 2020 Service Class	36,058	56,232	(49,020)	67,776
Fidelity VIP Freedom 2030 Service Class	47,466	66,802	(38,535)	77,772
Fidelity VIP Freedom 2040 Service Class	9,424	11,097	(15,536)	12,890
Fidelity VIP Freedom 2050 Service Class	12,204	17,847	(13,046)	20,547
Fidelity VIP Freedom Income Service Class	5,687	10,305	(3,696)	17,268
Fidelity VIP Growth Service Class	—	1,946,423	(703,731)	1,233,963
Fidelity VIP Investment Grade Bond Service Class	193	172	14,198	26,784
Fidelity VIP Mid Cap Service Class	774,005	2,512,603	(479,968)	2,056,784
Fidelity VIP Overseas Service Class	1,922	820,634	(1,407,587)	(516,343)
Franklin Income VIP Class 1	—	153,215	(207,259)	628,967
Franklin Mutual Shares VIP Class 1	25,901	414,285	(186,479)	337,966
Franklin Rising Dividends VIP Class 1	4,833	6,754	15,678	26,332
Franklin Small Cap Value VIP Class 2	4,036	3,322	(2,020)	1,637
Franklin Small-Mid Cap Growth VIP Class 1	634,726	709,188	(434,507)	273,283
Franklin Small-Mid Cap Growth VIP Class 2	93,356	121,425	(91,304)	29,081
Franklin U.S. Government Securities VIP Class 1	—	(60,602)	98,028	178,206
Goldman Sachs VIT Global Markets Navigator Service Class	268,619	268,587	(525,600)	(249,703)
Goldman Sachs VIT Mid Cap Value Service Class	748,669	765,557	(297,992)	501,894
Invesco V.I. Growth and Income Series I	81,244	87,071	(40,150)	59,414
Janus Aspen Balanced Institutional Class	73,147	105,088	74,062	222,594
Janus Aspen Balanced Service Class	98,376	366,273	(117,114)	299,000
Janus Aspen Enterprise Institutional Class	333,888	419,145	161,990	579,092

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Janus Aspen Enterprise Service Class	$1,261	$(10,111)	$(8,850)	$1,051,882
Janus Aspen Flexible Bond Institutional Class	2,342,654	(135,055)	2,207,599	(32,727)
Janus Aspen Flexible Bond Service Class	435,392	(44,236)	391,156	(49,535)
Janus Aspen Global Research Institutional Class	6,277	(1,169)	5,108	7,999
Janus Aspen Global Research Service Class	4,884	(993)	3,891	3,569
Janus Aspen Global Technology Service Class	—	(467)	(467)	16,689
JPMIT Core Bond Class 1	9,589	—	9,589	(910)
LVIP AQR Enhanced Global Strategies Standard Class	319	—	319	(305)
LVIP Baron Growth Opportunities Standard Class	1,430	(368)	1,062	1,284,381
LVIP Baron Growth Opportunities Service Class	82,063	(29,534)	52,529	2,485,692
LVIP BlackRock Emerging Markets RPM Standard Class	104	—	104	226
LVIP BlackRock Equity Dividend RPM Standard Class	42,028	(5,618)	36,410	435,158
LVIP BlackRock Inflation Protected Bond Standard Class	124,231	(11)	124,220	(171,733)
LVIP BlackRock Multi-Asset Income Standard Class	1,476	—	1,476	(1)
LVIP Capital Growth Standard Class	530	(213)	317	10,422
LVIP Clarion Global Real Estate Standard Class	213,267	(10,564)	202,703	600,615
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	(120)	(120)	91,785
LVIP Delaware Bond Standard Class	3,335,817	(190,030)	3,145,787	675,327
LVIP Delaware Diversified Floating Rate Standard Class	15,406	(511)	14,895	3,409
LVIP Delaware Foundation Aggressive Allocation Standard Class	18,860	(1,552)	17,308	11,948
LVIP Delaware Growth and Income Standard Class	197,585	(5,858)	191,727	717,398
LVIP Delaware Social Awareness Standard Class	50,102	(2,830)	47,272	43,250
LVIP Delaware Special Opportunities Standard Class	329,916	(6,976)	322,940	555,630
LVIP Dimensional Non-U.S. Equity RPM Standard Class	32,585	(576)	32,009	18,525
LVIP Dimensional U.S. Equity RPM Standard Class	50,362	(600)	49,762	256,707
LVIP Dimensional/Vanguard Total Bond Standard Class	33,212	(675)	32,537	539
LVIP Franklin Templeton Multi-Asset Opportunities Standard Class	737	—	737	(71)
LVIP Global Income Standard Class	31,876	(770)	31,106	(7,005)
LVIP Goldman Sachs Income Builder Standard Class	—	—	—	11
LVIP JPMorgan High Yield Standard Class	562,907	(21)	562,886	265,799
LVIP JPMorgan Mid Cap Value RPM Standard Class	7,006	(11)	6,995	157,546
LVIP Managed Risk Profile 2010 Standard Class	142,064	(155)	141,909	92,137
LVIP Managed Risk Profile 2020 Standard Class	617,688	(341)	617,347	262,571
LVIP Managed Risk Profile 2030 Standard Class	468,522	(2,647)	465,875	261,693
LVIP Managed Risk Profile 2040 Standard Class	285,650	(325)	285,325	148,691
LVIP Managed Risk Profile 2050 Standard Class	30,789	—	30,789	43,330
LVIP Managed Risk Profile Conservative Standard Class	146,477	(1,273)	145,204	167,983
LVIP Managed Risk Profile Growth Standard Class	104,975	(1,270)	103,705	145,997
LVIP Managed Risk Profile Moderate Standard Class	267,108	(17,545)	249,563	303,855
LVIP MFS International Growth Standard Class	53,745	(213)	53,532	185,226
LVIP MFS Value Standard Class	877,225	(9,783)	867,442	2,389,641
LVIP Mid-Cap Value Standard Class	7,013	(329)	6,684	205,209
LVIP Mondrian International Value Standard Class	1,055,474	(19,390)	1,036,084	755,317
LVIP Money Market Standard Class	28,179	(77,326)	(49,147)	1
LVIP Multi-Manager Global Equity RPM Standard Class	111	—	111	21
LVIP PIMCO Low Duration Bond Standard Class	7,622	—	7,622	(5)
LVIP SSgA Bond Index Standard Class	410,073	(20,635)	389,438	106,137
LVIP SSgA Conservative Index Allocation Standard Class	13,182	—	13,182	778
LVIP SSgA Conservative Structured Allocation Standard Class	2,706	(298)	2,408	440
LVIP SSgA Developed International 150 Standard Class	11,145	(21)	11,124	6,111
LVIP SSgA Emerging Markets 100 Standard Class	56,429	(560)	55,869	(60,471)
LVIP SSgA Global Tactical Allocation RPM Standard Class	50,774	(1,324)	49,450	64,091
LVIP SSgA International Index Standard Class	358,207	(937)	357,270	530,189
LVIP SSgA Large Cap 100 Standard Class	20,131	(99)	20,032	171,471
LVIP SSgA Moderate Index Allocation Standard Class	16,499	—	16,499	15,024
LVIP SSgA Moderate Structured Allocation Standard Class	4,185	—	4,185	109
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	7,886	—	7,886	8,554

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Janus Aspen Enterprise Service Class	$263,213	$1,315,095	$(877,920)	$428,325
Janus Aspen Flexible Bond Institutional Class	—	(32,727)	917,304	3,092,176
Janus Aspen Flexible Bond Service Class	—	(49,535)	263,519	605,140
Janus Aspen Global Research Institutional Class	—	7,999	27,748	40,855
Janus Aspen Global Research Service Class	—	3,569	26,535	33,995
Janus Aspen Global Technology Service Class	13,356	30,045	(11,641)	17,937
JPMIT Core Bond Class 1	—	(910)	(2,798)	5,881
LVIP AQR Enhanced Global Strategies Standard Class	—	(305)	(421)	(407)
LVIP Baron Growth Opportunities Standard Class	1,893	1,286,274	(1,406,555)	(119,219)
LVIP Baron Growth Opportunities Service Class	251,315	2,737,007	(567,334)	2,222,202
LVIP BlackRock Emerging Markets RPM Standard Class	—	226	(1,174)	(844)
LVIP BlackRock Equity Dividend RPM Standard Class	—	435,158	(390,045)	81,523
LVIP BlackRock Inflation Protected Bond Standard Class	—	(171,733)	64,333	16,820
LVIP BlackRock Multi-Asset Income Standard Class	—	(1)	(2,283)	(808)
LVIP Capital Growth Standard Class	475	10,897	18,860	30,074
LVIP Clarion Global Real Estate Standard Class	—	600,615	275,435	1,078,753
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	91,785	(160,014)	(68,349)
LVIP Delaware Bond Standard Class	875,645	1,550,972	4,691,118	9,387,877
LVIP Delaware Diversified Floating Rate Standard Class	—	3,409	(11,266)	7,038
LVIP Delaware Foundation Aggressive Allocation Standard Class	—	11,948	683	29,939
LVIP Delaware Growth and Income Standard Class	622,028	1,339,426	(172,276)	1,358,877
LVIP Delaware Social Awareness Standard Class	117,705	160,955	106,078	314,305
LVIP Delaware Special Opportunities Standard Class	1,109,493	1,665,123	(316,852)	1,671,211
LVIP Dimensional Non-U.S. Equity RPM Standard Class	—	18,525	(177,144)	(126,610)
LVIP Dimensional U.S. Equity RPM Standard Class	—	256,707	(34,174)	272,295
LVIP Dimensional/Vanguard Total Bond Standard Class	1,619	2,158	51,309	86,004
LVIP Franklin Templeton Multi-Asset Opportunities Standard Class	—	(71)	(779)	(113)
LVIP Global Income Standard Class	7,557	552	79,424	111,082
LVIP Goldman Sachs Income Builder Standard Class	—	11	—	11
LVIP JPMorgan High Yield Standard Class	45,253	311,052	(656,918)	217,020
LVIP JPMorgan Mid Cap Value RPM Standard Class	—	157,546	(93,791)	70,750
LVIP Managed Risk Profile 2010 Standard Class	—	92,137	84,230	318,276
LVIP Managed Risk Profile 2020 Standard Class	—	262,571	257,350	1,137,268
LVIP Managed Risk Profile 2030 Standard Class	—	261,693	(48,852)	678,716
LVIP Managed Risk Profile 2040 Standard Class	—	148,691	(47,009)	387,007
LVIP Managed Risk Profile 2050 Standard Class	184,871	228,201	(209,166)	49,824
LVIP Managed Risk Profile Conservative Standard Class	90,845	258,828	(3,893)	400,139
LVIP Managed Risk Profile Growth Standard Class	—	145,997	(61,902)	187,800
LVIP Managed Risk Profile Moderate Standard Class	—	303,855	(82,755)	470,663
LVIP MFS International Growth Standard Class	—	185,226	(521,831)	(283,073)
LVIP MFS Value Standard Class	—	2,389,641	221,190	3,478,273
LVIP Mid-Cap Value Standard Class	—	205,209	(68,582)	143,311
LVIP Mondrian International Value Standard Class	—	755,317	(2,435,329)	(643,928)
LVIP Money Market Standard Class	—	1	(1)	(49,147)
LVIP Multi-Manager Global Equity RPM Standard Class	8	29	(30)	110
LVIP PIMCO Low Duration Bond Standard Class	1,666	1,661	(13,055)	(3,772)
LVIP SSgA Bond Index Standard Class	10,823	116,960	623,887	1,130,285
LVIP SSgA Conservative Index Allocation Standard Class	4,700	5,478	7,730	26,390
LVIP SSgA Conservative Structured Allocation Standard Class	1,430	1,870	1,332	5,610
LVIP SSgA Developed International 150 Standard Class	6,633	12,744	(26,500)	(2,632)
LVIP SSgA Emerging Markets 100 Standard Class	—	(60,471)	(31,533)	(36,135)
LVIP SSgA Global Tactical Allocation RPM Standard Class	—	64,091	(32,747)	80,794
LVIP SSgA International Index Standard Class	—	530,189	(1,671,468)	(784,009)
LVIP SSgA Large Cap 100 Standard Class	38,767	210,238	(4,704)	225,566
LVIP SSgA Moderate Index Allocation Standard Class	3,122	18,146	(6,346)	28,299
LVIP SSgA Moderate Structured Allocation Standard Class	1,351	1,460	(3,330)	2,315
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	1,230	9,784	(9,577)	8,093

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	$3,331	$—	$3,331	$13,433
LVIP SSgA S&P 500 Index Standard Class	2,347,919	(103,401)	2,244,518	8,516,703
LVIP SSgA Small-Cap Index Standard Class	177,998	(22,389)	155,609	2,658,746
LVIP SSgA Small-Mid Cap 200 Standard Class	139,346	(1,329)	138,017	156,536
LVIP T. Rowe Price Growth Stock Standard Class	—	(5,655)	(5,655)	862,626
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	43,987	(7,366)	36,621	1,178,700
LVIP Templeton Growth RPM Standard Class	42,830	(4,836)	37,994	525,827
LVIP UBS Large Cap Growth RPM Standard Class	—	(3,888)	(3,888)	368,476
LVIP Vanguard Domestic Equity ETF Standard Class	106,950	—	106,950	55,487
LVIP Vanguard International Equity ETF Standard Class	89,287	—	89,287	22,241
M Capital Appreciation	—	(5,414)	(5,414)	60,050
M International Equity	51,052	(7,144)	43,908	2,231
M Large Cap Growth	367	(2,426)	(2,059)	27,326
M Large Cap Value	16,370	(5,403)	10,967	19,938
MFS VIT Core Equity Initial Class	16,322	(5,209)	11,113	422,969
MFS VIT Growth Initial Class	44,332	(12,287)	32,045	3,479,417
MFS VIT New Discovery Initial Class	—	—	—	(127)
MFS VIT Research Initial Class	2,189	(496)	1,693	1,409
MFS VIT Total Return Initial Class	638,601	(16,149)	622,452	480,697
MFS VIT Utilities Initial Class	391,427	(30,927)	360,500	2,925,533
NB AMT Large Cap Value I Class	3,279	(914)	2,365	23,173
NB AMT Mid Cap Growth I Class	—	(15,983)	(15,983)	987,881
NB AMT Mid Cap Intrinsic Value I Class	41,154	(5,409)	35,745	363,306
Oppenheimer Main Street Fund/VA Non-Service Class	4,759	(1,099)	3,660	2,715
PIMCO VIT CommodityRealReturn Strategy Administrative Class	40,574	(415)	40,159	(374,500)
PIMCO VIT Total Return Administrative Class	75,573	(256)	75,317	42,668
T. Rowe Price Equity Income	258,715	(626)	258,089	478,598
Templeton Foreign VIP Class 2	10,629	(1,151)	9,478	7,383
Templeton Global Bond VIP Class 1	513,773	(11,049)	502,724	(65,501)
Templeton Growth VIP Class 1	31,430	(5,038)	26,392	307,466
Templeton Growth VIP Class 2	603	(70)	533	5,821
Wells Fargo Advantage VT Discovery Class 2	—	—	—	(661)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	$783	$14,216	$(6,707)	$10,840
LVIP SSgA S&P 500 Index Standard Class	968,351	9,485,054	3,007,817	14,737,389
LVIP SSgA Small-Cap Index Standard Class	577,669	3,236,415	(2,337,039)	1,054,985
LVIP SSgA Small-Mid Cap 200 Standard Class	155,727	312,263	(277,799)	172,481
LVIP T. Rowe Price Growth Stock Standard Class	—	862,626	1,301,371	2,158,342
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	966,089	2,144,789	(274,939)	1,906,471
LVIP Templeton Growth RPM Standard Class	—	525,827	(603,239)	(39,418)
LVIP UBS Large Cap Growth RPM Standard Class	—	368,476	(167,616)	196,972
LVIP Vanguard Domestic Equity ETF Standard Class	17,520	73,007	429,778	609,735
LVIP Vanguard International Equity ETF Standard Class	—	22,241	(321,804)	(210,276)
M Capital Appreciation	182,116	242,166	(26,858)	209,894
M International Equity	—	2,231	(205,139)	(159,000)
M Large Cap Growth	115,069	142,395	(51,330)	89,006
M Large Cap Value	154,697	174,635	(58,507)	127,095
MFS VIT Core Equity Initial Class	—	422,969	(212,721)	221,361
MFS VIT Growth Initial Class	2,829,115	6,308,532	(2,704,736)	3,635,841
MFS VIT New Discovery Initial Class	—	(127)	386	259
MFS VIT Research Initial Class	19,867	21,276	2,913	25,882
MFS VIT Total Return Initial Class	888,820	1,369,517	700,801	2,692,770
MFS VIT Utilities Initial Class	686,457	3,611,990	(1,812,831)	2,159,659
NB AMT Large Cap Value I Class	—	23,173	15,213	40,751
NB AMT Mid Cap Growth I Class	3,218,468	4,206,349	(3,636,685)	553,681
NB AMT Mid Cap Intrinsic Value I Class	109,015	472,321	429	508,495
Oppenheimer Main Street Fund/VA Non-Service Class	11,503	14,218	39,397	57,275
PIMCO VIT CommodityRealReturn Strategy Administrative Class	—	(374,500)	(1,845,101)	(2,179,442)
PIMCO VIT Total Return Administrative Class	—	42,668	69,034	187,019
T. Rowe Price Equity Income	—	478,598	337,607	1,074,294
Templeton Foreign VIP Class 2	—	7,383	(85,282)	(68,421)
Templeton Global Bond VIP Class 1	—	(65,501)	(251,551)	185,672
Templeton Growth VIP Class 1	—	307,466	(388,429)	(54,571)
Templeton Growth VIP Class 2	—	5,821	(6,936)	(582)
Wells Fargo Advantage VT Discovery Class 2	5,089	4,428	(4,883)	(455)

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets

Years Ended December 31, 2013 and 2014

	ABVPSF Global Thematic Growth Class A Subaccount	ABVPSF Growth and Income Class A Subaccount	ABVPSF International Value Class A Subaccount	ABVPSF Large Cap Growth Class A Subaccount	ABVPSF Small/Mid Cap Value Class A Subaccount	American Century VP Income & Growth Class I Subaccount	American Century VP Inflation Protection Class II Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,307,737	$2,445,207	$1,449,208	$243,945	$15,722,697	$3,578,005	$22,635,738
Changes From Operations:
• Net investment income (loss)	1,292	34,830	91,591	(1,117)	80,994	74,453	297,442
• Net realized gain (loss) on investments	27,509	112,019	(2,656)	1,194	2,416,573	114,572	643,770
• Net change in unrealized appreciation or depreciation on investments	241,794	698,025	220,229	157,847	2,463,439	987,946	(2,665,385)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	270,595	844,874	309,164	157,924	4,961,006	1,176,971	(1,724,173)
Changes From Unit Transactions:
• Contract purchases	59,305	159,379	143,799	6	871,422	6,325	1,067,922
• Contract withdrawals	(68,738)	(207,634)	(188,020)	(2,003)	(390,961)	(155,313)	(2,287,013)
• Contract transfers	(146,949)	(6,344)	(86,407)	325,372	(3,660,662)	(111,091)	(3,308,443)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(156,382)	(54,599)	(130,628)	323,375	(3,180,201)	(260,079)	(4,527,534)
TOTAL INCREASE (DECREASE) IN NET ASSETS	114,213	790,275	178,536	481,299	1,780,805	916,892	(6,251,707)
NET ASSETS AT DECEMBER 31, 2013	1,421,950	3,235,482	1,627,744	725,244	17,503,502	4,494,897	16,384,031
Changes From Operations:
• Net investment income (loss)	(2,225)	41,446	66,265	(1,673)	126,420	80,620	196,068
• Net realized gain (loss) on investments	65,858	269,672	11,866	139,590	3,230,739	235,607	(37,552)
• Net change in unrealized appreciation or depreciation on investments	(2,100)	(11,850)	(194,976)	(55,264)	(1,710,732)	215,431	398,854
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	61,533	299,268	(116,845)	82,653	1,646,427	531,658	557,370
Changes From Unit Transactions:
• Contract purchases	90,271	172,117	178,474	23,694	955,539	22,076	282,790
• Contract withdrawals	(133,028)	(450,240)	(37,660)	(4,130)	(681,760)	(127,397)	(622,816)
• Contract transfers	(58,636)	(118,958)	119,420	(98,255)	259,257	(104,675)	(2,898,730)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(101,393)	(397,081)	260,234	(78,691)	533,036	(209,996)	(3,238,756)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,860)	(97,813)	143,389	3,962	2,179,463	321,662	(2,681,386)
NET ASSETS AT DECEMBER 31, 2014	$1,382,090	$3,137,669	$1,771,133	$729,206	$19,682,965	$4,816,559	$13,702,645

See accompanying notes.

	American Century VP International Class I Subaccount	American Funds Bond Class 2 Subaccount	American Funds Global Growth Class 2 Subaccount	American Funds Global Small Capitalization Class 2 Subaccount	American Funds Growth Class 2 Subaccount	American Funds Growth-Income Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$2,446,908	$—	$10,888,407	$8,323,274	$42,424,004	$9,988,797
Changes From Operations:
• Net investment income (loss)	39,619	12	147,879	80,503	311,222	136,738
• Net realized gain (loss) on investments	38,941	—	607,129	296,426	4,461,882	283,427
• Net change in unrealized appreciation or depreciation on investments	458,327	(13)	2,725,495	2,118,136	6,023,125	2,862,912
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	536,887	(1)	3,480,503	2,495,065	10,796,229	3,283,077
Changes From Unit Transactions:
• Contract purchases	84,243	1,249	2,052,692	923,380	2,484,151	563,488
• Contract withdrawals	(66,355)	(161)	(924,455)	(544,027)	(2,902,485)	(618,692)
• Contract transfers	(54,270)	22,702	139,178	414,620	(11,504,078)	14,503
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(36,382)	23,790	1,267,415	793,973	(11,922,412)	(40,701)
TOTAL INCREASE (DECREASE) IN NET ASSETS	500,505	23,789	4,747,918	3,289,038	(1,126,183)	3,242,376
NET ASSETS AT DECEMBER 31, 2013	2,947,413	23,789	15,636,325	11,612,312	41,297,821	13,231,173
Changes From Operations:
• Net investment income (loss)	52,320	612	138,242	8,396	271,702	152,162
• Net realized gain (loss) on investments	150,951	344	3,615,632	589,008	6,139,844	1,506,357
• Net change in unrealized appreciation or depreciation on investments	(417,882)	457	(3,303,656)	(358,732)	(2,902,606)	(228,815)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(214,611)	1,413	450,218	238,672	3,508,940	1,429,704
Changes From Unit Transactions:
• Contract purchases	109,767	5,960	594,165	952,140	1,965,613	675,709
• Contract withdrawals	(108,580)	(2,044)	(1,320,900)	(296,634)	(3,421,657)	(1,354,803)
• Contract transfers	560,605	2,244	(3,618,438)	(704,017)	(2,943,669)	(27,358)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	561,792	6,160	(4,345,173)	(48,511)	(4,399,713)	(706,452)
TOTAL INCREASE (DECREASE) IN NET ASSETS	347,181	7,573	(3,894,955)	190,161	(890,773)	723,252
NET ASSETS AT DECEMBER 31, 2014	$3,294,594	$31,362	$11,741,370	$11,802,473	$40,407,048	$13,954,425

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	American Funds High-Income Bond Class 2 Subaccount	American Funds International Class 2 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Class 2 Subaccount	BlackRock Equity Dividend V.I. Class I Subaccount	BlackRock Global Allocation V.I. Class I Subaccount	ClearBridge Variable Mid Cap Core Class I Subaccount	ClearBridge Variable Small Cap Growth Class I Subaccount
NET ASSETS AT JANUARY 1, 2013	$9,816,835	$59,619,065	$14,356,034	$—	$2,506,120	$—	$—
Changes From Operations:
• Net investment income (loss)	653,415	854,175	64,684	—	38,315	—	—
• Net realized gain (loss) on investments	118,648	812,447	116,401	—	176,661	—	—
• Net change in unrealized appreciation or depreciation on investments	(82,524)	11,347,038	(595,845)	—	161,937	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	689,539	13,013,660	(414,760)	—	376,913	—	—
Changes From Unit Transactions:
• Contract purchases	292,384	5,416,844	921,532	—	471,334	—	—
• Contract withdrawals	(732,760)	(4,632,608)	(503,089)	—	(482,967)	—	—
• Contract transfers	218,911	1,434,684	(3,395,546)	—	613,613	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(221,465)	2,218,920	(2,977,103)	—	601,980	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	468,074	15,232,580	(3,391,863)	—	978,893	—	—
NET ASSETS AT DECEMBER 31, 2013	10,284,909	74,851,645	10,964,171	—	3,485,013	—	—
Changes From Operations:
• Net investment income (loss)	513,555	1,008,116	82,928	344	107,050	181	—
• Net realized gain (loss) on investments	51,291	2,671,406	(112,854)	2,821	492,931	4,186	9,402
• Net change in unrealized appreciation or depreciation on investments	(489,816)	(5,838,923)	507,031	(2,273)	(510,987)	(1,435)	(3,482)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,030	(2,159,401)	477,105	892	88,994	2,932	5,920
Changes From Unit Transactions:
• Contract purchases	193,631	5,599,059	228,703	1,350	412,249	1,225	53,978
• Contract withdrawals	(1,339,466)	(3,673,853)	(620,510)	(3,643)	(195,917)	(422)	(4,735)
• Contract transfers	(507,975)	1,899,487	(1,828,919)	58,793	1,042,659	49,804	20,048
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,653,810)	3,824,693	(2,220,726)	56,500	1,258,991	50,607	69,291
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,578,780)	1,665,292	(1,743,621)	57,392	1,347,985	53,539	75,211
NET ASSETS AT DECEMBER 31, 2014	$8,706,129	$76,516,937	$9,220,550	$57,392	$4,832,998	$53,539	$75,211

See accompanying notes.

	Delaware VIP Diversified Income Standard Class Subaccount	Delaware VIP Emerging Markets Standard Class Subaccount	Delaware VIP High Yield Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Standard Class Subaccount	Delaware VIP REIT Standard Class Subaccount	Delaware VIP Small Cap Value Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$41,180,237	$29,148,755	$23,607,181	$12,564,557	$20,067,406	$30,655,345
Changes From Operations:
• Net investment income (loss)	1,051,292	505,356	1,811,869	151,360	317,774	227,697
• Net realized gain (loss) on investments	658,871	361,235	226,762	(158,972)	894,089	2,954,610
• Net change in unrealized appreciation or depreciation on investments	(2,310,639)	2,297,648	104,341	(91,514)	(842,532)	7,274,113
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(600,476)	3,164,239	2,142,972	(99,126)	369,331	10,456,420
Changes From Unit Transactions:
• Contract purchases	7,524,845	3,087,834	926,308	5,620,499	2,162,609	2,424,725
• Contract withdrawals	(2,806,614)	(1,324,947)	(1,650,404)	(5,850,210)	(1,300,858)	(2,604,171)
• Contract transfers	472,759	3,716,015	483,618	(3,254,176)	(2,020,433)	503,928
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,190,990	5,478,902	(240,478)	(3,483,887)	(1,158,682)	324,482
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,590,514	8,643,141	1,902,494	(3,583,013)	(789,351)	10,780,902
NET ASSETS AT DECEMBER 31, 2013	45,770,751	37,791,896	25,509,675	8,981,544	19,278,055	41,436,247
Changes From Operations:
• Net investment income (loss)	1,064,176	225,327	1,898,282	123,843	305,702	207,314
• Net realized gain (loss) on investments	8,952	898,691	352,981	(33,633)	2,134,681	6,181,820
• Net change in unrealized appreciation or depreciation on investments	1,366,695	(4,434,102)	(2,480,087)	48,782	3,738,677	(3,827,103)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,439,823	(3,310,084)	(228,824)	138,992	6,179,060	2,562,031
Changes From Unit Transactions:
• Contract purchases	4,188,803	2,716,741	1,142,496	783,668	1,742,270	1,893,376
• Contract withdrawals	(2,062,286)	(1,820,197)	(1,134,005)	(387,185)	(1,637,870)	(2,848,088)
• Contract transfers	4,872,017	1,375,714	354,117	(2,855,538)	1,546,788	3,513,102
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,998,534	2,272,258	362,608	(2,459,055)	1,651,188	2,558,390
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,438,357	(1,037,826)	133,784	(2,320,063)	7,830,248	5,120,421
NET ASSETS AT DECEMBER 31, 2014	$55,209,108	$36,754,070	$25,643,459	$6,661,481	$27,108,303	$46,556,668

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Delaware VIP Smid Cap Growth Standard Class Subaccount	Delaware VIP U.S. Growth Standard Class Subaccount	Delaware VIP Value Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Class A Subaccount	Deutsche Equity 500 Index VIP Class A Subaccount	Deutsche Small Cap Index VIP Class A Subaccount	Fidelity VIP Asset Manager Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$9,133,887	$4,328,668	$33,901,749	$616,188	$148,722,696	$97,138,873	$3,837,313
Changes From Operations:
• Net investment income (loss)	(8,879)	15,152	694,138	15,598	2,635,381	1,570,933	35,698
• Net realized gain (loss) on investments	862,053	589,965	1,128,799	(1,849)	36,811,001	26,498,025	201,330
• Net change in unrealized appreciation or depreciation on investments	3,559,910	1,084,262	10,108,346	4,248	6,480,070	6,918,247	253,478
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,413,084	1,689,379	11,931,283	17,997	45,926,452	34,987,205	490,506
Changes From Unit Transactions:
• Contract purchases	853,709	1,421,412	3,903,921	133,070	1,266,063	423,101	33,972
• Contract withdrawals	(402,769)	(411,312)	(2,514,873)	(416,302)	(6,756,272)	(2,035,875)	(41,531)
• Contract transfers	2,701,356	(787,725)	1,567,030	1,101,298	(178,576)	(9,139,409)	(1,057,537)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,152,296	222,375	2,956,078	818,066	(5,668,785)	(10,752,183)	(1,065,096)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,565,380	1,911,754	14,887,361	836,063	40,257,667	24,235,022	(574,590)
NET ASSETS AT DECEMBER 31, 2013	16,699,267	6,240,422	48,789,110	1,452,251	188,980,363	121,373,895	3,262,723
Changes From Operations:
• Net investment income (loss)	(2,127)	11,965	836,737	29,836	3,224,060	955,951	29,231
• Net realized gain (loss) on investments	2,178,943	759,276	1,862,357	31,877	13,198,538	8,544,830	645,954
• Net change in unrealized appreciation or depreciation on investments	(1,698,597)	51,288	4,380,109	(4,823)	6,212,241	(3,449,000)	(507,980)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	478,219	822,529	7,079,203	56,890	22,634,839	6,051,781	167,205
Changes From Unit Transactions:
• Contract purchases	549,168	470,702	2,157,836	265,532	247,371	150,106	45,111
• Contract withdrawals	(1,263,656)	(253,360)	(1,498,293)	(76,203)	(14,257,810)	(8,391,828)	(47,890)
• Contract transfers	(1,178,740)	473,039	854,144	(497,163)	(13,133,590)	5,289,303	(860,392)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,893,228)	690,381	1,513,687	(307,834)	(27,144,029)	(2,952,419)	(863,171)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,415,009)	1,512,910	8,592,890	(250,944)	(4,509,190)	3,099,362	(695,966)
NET ASSETS AT DECEMBER 31, 2014	$15,284,258	$7,753,332	$57,382,000	$1,201,307	$184,471,173	$124,473,257	$2,566,757

See accompanying notes.

	Fidelity VIP Contrafund Service Class Subaccount	Fidelity VIP Equity-Income Service Class Subaccount	Fidelity VIP Freedom 2020 Service Class Subaccount	Fidelity VIP Freedom 2030 Service Class Subaccount	Fidelity VIP Freedom 2040 Service Class Subaccount	Fidelity VIP Freedom 2050 Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$43,054,991	$9,822,186	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	465,029	187,529	17,254	23,080	1,757	5,081
• Net realized gain (loss) on investments	2,629,949	1,110,347	21,969	11,891	906	3,418
• Net change in unrealized appreciation or depreciation on investments	10,550,758	1,121,782	69,676	111,483	8,139	16,908
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,645,736	2,419,658	108,899	146,454	10,802	25,407
Changes From Unit Transactions:
• Contract purchases	3,602,485	52,045	30,007	50,004	20,001	—
• Contract withdrawals	(4,326,730)	(187,817)	(26,580)	(38,318)	(2,712)	(6,166)
• Contract transfers	2,379,817	(2,530,573)	1,150,138	1,534,495	99,450	422,591
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,655,572	(2,666,345)	1,153,565	1,546,181	116,739	416,425
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,301,308	(246,687)	1,262,464	1,692,635	127,541	441,832
NET ASSETS AT DECEMBER 31, 2013	58,356,299	9,575,499	1,262,464	1,692,635	127,541	441,832
Changes From Operations:
• Net investment income (loss)	436,059	151,069	60,564	49,505	17,329	15,746
• Net realized gain (loss) on investments	8,049,124	1,996,920	56,232	66,802	11,097	17,847
• Net change in unrealized appreciation or depreciation on investments	(2,069,088)	(1,327,745)	(49,020)	(38,535)	(15,536)	(13,046)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,416,095	820,244	67,776	77,772	12,890	20,547
Changes From Unit Transactions:
• Contract purchases	2,586,848	14,106	215,556	285,147	184,404	85,976
• Contract withdrawals	(3,690,882)	(1,299,274)	(78,005)	(114,784)	(21,562)	(30,554)
• Contract transfers	(6,430,270)	(3,217,708)	2,458,228	1,726,551	887,284	729,412
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,534,304)	(4,502,876)	2,595,779	1,896,914	1,050,126	784,834
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,118,209)	(3,682,632)	2,663,555	1,974,686	1,063,016	805,381
NET ASSETS AT DECEMBER 31, 2014	$57,238,090	$5,892,867	$3,926,019	$3,667,321	$1,190,557	$1,247,213

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Fidelity VIP Freedom Income Service Class Subaccount	Fidelity VIP Growth Service Class Subaccount	Fidelity VIP Investment Grade Bond Service Class Subaccount	Fidelity VIP Mid Cap Service Class Subaccount	Fidelity VIP Overseas Service Class Subaccount	Franklin Income VIP Class 1 Subaccount	Franklin Mutual Shares VIP Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$8,200,027	$—	$23,085,183	$7,084,326	$10,392,148	$10,690,112
Changes From Operations:
• Net investment income (loss)	6,555	1,204	11,080	91,961	75,797	712,808	140,428
• Net realized gain (loss) on investments	4,752	450,940	5,874	4,567,575	214,763	74,575	1,579,046
• Net change in unrealized appreciation or depreciation on investments	6,867	2,395,461	(17,863)	3,879,640	1,531,607	740,582	191,411
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,174	2,847,605	(909)	8,539,176	1,822,167	1,527,965	1,910,885
Changes From Unit Transactions:
• Contract purchases	1	352,829	—	2,509,939	325,326	1,504,681	596,353
• Contract withdrawals	(17,512)	(268,474)	(1,061)	(3,382,923)	(142,263)	(498,522)	(1,291,013)
• Contract transfers	528,400	204,895	472,964	2,188,434	(1,205,466)	(356,447)	(7,037,943)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	510,889	289,250	471,903	1,315,450	(1,022,403)	649,712	(7,732,603)
TOTAL INCREASE (DECREASE) IN NET ASSETS	529,063	3,136,855	470,994	9,854,626	799,764	2,177,677	(5,821,718)
NET ASSETS AT DECEMBER 31, 2013	529,063	11,336,882	470,994	32,939,809	7,884,090	12,569,825	4,868,394
Changes From Operations:
• Net investment income (loss)	10,659	(8,729)	12,414	24,149	70,610	683,011	110,160
• Net realized gain (loss) on investments	10,305	1,946,423	172	2,512,603	820,634	153,215	414,285
• Net change in unrealized appreciation or depreciation on investments	(3,696)	(703,731)	14,198	(479,968)	(1,407,587)	(207,259)	(186,479)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,268	1,233,963	26,784	2,056,784	(516,343)	628,967	337,966
Changes From Unit Transactions:
• Contract purchases	2,970	275,964	—	5,499,663	331,314	347,311	291,357
• Contract withdrawals	(26,831)	(721,145)	(12,797)	(1,891,398)	(725,644)	(298,385)	(117,379)
• Contract transfers	323,925	(331,886)	92,876	(3,627,652)	(1,218,587)	261,029	(100,637)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	300,064	(777,067)	80,079	(19,387)	(1,612,917)	309,955	73,341
TOTAL INCREASE (DECREASE) IN NET ASSETS	317,332	456,896	106,863	2,037,397	(2,129,260)	938,922	411,307
NET ASSETS AT DECEMBER 31, 2014	$846,395	$11,793,778	$577,857	$34,977,206	$5,754,830	$13,508,747	$5,279,701

See accompanying notes.

	Franklin Rising Dividends VIP Class 1 Subaccount	Franklin Small Cap Value VIP Class 2 Subaccount	Franklin Small-Mid Cap Growth VIP Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Class 2 Subaccount	Franklin U.S. Government Securities VIP Class 1 Subaccount	Goldman Sachs VIT Global Markets Navigator Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$—	$2,156,688	$488,555	$8,007,318	$—
Changes From Operations:
• Net investment income (loss)	—	38	(1,431)	(1,086)	255,597	—
• Net realized gain (loss) on investments	581	293	222,531	49,539	(174,626)	—
• Net change in unrealized appreciation or depreciation on investments	7,720	580	621,951	123,993	(263,126)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,301	911	843,051	172,446	(182,155)	—
Changes From Unit Transactions:
• Contract purchases	5,252	—	259,531	28	3,416,053	—
• Contract withdrawals	(1,209)	(49)	(71,536)	(8,990)	(716,311)	—
• Contract transfers	81,746	38,920	1,417	(72,460)	(5,742,222)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	85,789	38,871	189,412	(81,422)	(3,042,480)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	94,090	39,782	1,032,463	91,024	(3,224,635)	—
NET ASSETS AT DECEMBER 31, 2013	94,090	39,782	3,189,151	579,579	4,782,683	—
Changes From Operations:
• Net investment income (loss)	3,900	335	(1,398)	(1,040)	140,780	7,310
• Net realized gain (loss) on investments	6,754	3,322	709,188	121,425	(60,602)	268,587
• Net change in unrealized appreciation or depreciation on investments	15,678	(2,020)	(434,507)	(91,304)	98,028	(525,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,332	1,637	273,283	29,081	178,206	(249,703)
Changes From Unit Transactions:
• Contract purchases	39,645	6,180	264,906	—	130,063	—
• Contract withdrawals	(6,939)	(1,537)	(116,225)	(8,703)	(678,215)	(7,196)
• Contract transfers	166,256	21,836	68,851	(140,634)	(156,381)	33,664,824
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	198,962	26,479	217,532	(149,337)	(704,533)	33,657,628
TOTAL INCREASE (DECREASE) IN NET ASSETS	225,294	28,116	490,815	(120,256)	(526,327)	33,407,925
NET ASSETS AT DECEMBER 31, 2014	$319,384	$67,898	$3,679,966	$459,323	$4,256,356	$33,407,925

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Goldman Sachs VIT Mid Cap Value Service Class Subaccount	Invesco V.I. Growth and Income Series I Subaccount	Janus Aspen Balanced Institutional Class Subaccount	Janus Aspen Balanced Service Class Subaccount	Janus Aspen Enterprise Institutional Class Subaccount	Janus Aspen Enterprise Service Class Subaccount	Janus Aspen Flexible Bond Institutional Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,378,548	$183,593	$2,496,685	$3,423,502	$3,984,453	$3,052,238	$67,199,759
Changes From Operations:
• Net investment income (loss)	14,103	5,727	36,701	32,352	12,975	1	1,472,920
• Net realized gain (loss) on investments	223,487	14,145	189,671	197,544	204,524	289,965	2,343,548
• Net change in unrealized appreciation or depreciation on investments	329,148	77,398	266,823	331,124	973,138	556,442	(4,038,815)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	566,738	97,270	493,195	561,020	1,190,637	846,408	(222,347)
Changes From Unit Transactions:
• Contract purchases	347,016	10,439	1	37,114	1	40,184	4
• Contract withdrawals	(52,197)	(10,778)	(267,024)	(34,199)	(215,299)	(387,856)	(560,047)
• Contract transfers	475,802	196,562	9,358	(464,080)	(177,813)	157,719	(806,862)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	770,621	196,223	(257,665)	(461,165)	(393,111)	(189,953)	(1,366,905)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,337,359	293,493	235,530	99,855	797,526	656,455	(1,589,252)
NET ASSETS AT DECEMBER 31, 2013	2,715,907	477,086	2,732,215	3,523,357	4,781,979	3,708,693	65,610,507
Changes From Operations:
• Net investment income (loss)	34,329	12,493	43,444	49,841	(2,043)	(8,850)	2,207,599
• Net realized gain (loss) on investments	765,557	87,071	105,088	366,273	419,145	1,315,095	(32,727)
• Net change in unrealized appreciation or depreciation on investments	(297,992)	(40,150)	74,062	(117,114)	161,990	(877,920)	917,304
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	501,894	59,414	222,594	299,000	579,092	428,325	3,092,176
Changes From Unit Transactions:
• Contract purchases	151,225	32,023	—	11,661	—	15,176	—
• Contract withdrawals	(74,990)	(17,820)	(182,786)	(38,474)	(157,024)	(32,396)	(591,057)
• Contract transfers	1,330,220	224,141	114,387	265,632	87,798	159,916	148,124
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,406,455	238,344	(68,399)	238,819	(69,226)	142,696	(442,933)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,908,349	297,758	154,195	537,819	509,866	571,021	2,649,243
NET ASSETS AT DECEMBER 31, 2014	$4,624,256	$774,844	$2,886,410	$4,061,176	$5,291,845	$4,279,714	$68,259,750
See accompanying notes.

	Janus Aspen Flexible Bond Service Class Subaccount	Janus Aspen Global Research Institutional Class Subaccount	Janus Aspen Global Research Service Class Subaccount	Janus Aspen Global Technology Service Class Subaccount	JPMIT Core Bond Class 1 Subaccount	LVIP AQR Enhanced Global Strategies Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$14,778,368	$565,231	$394,422	$223,756	$—	$—
Changes From Operations:
• Net investment income (loss)	244,569	6,161	3,931	(469)	—	—
• Net realized gain (loss) on investments	453,311	43,102	3,669	5,453	—	—
• Net change in unrealized appreciation or depreciation on investments	(795,371)	104,147	98,615	67,101	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(97,491)	153,410	106,215	72,085	—	—
Changes From Unit Transactions:
• Contract purchases	105,454	19	—	3	—	—
• Contract withdrawals	(831,902)	(105,028)	(3,882)	(2,375)	—	—
• Contract transfers	104,598	(62,793)	(24,716)	(24,349)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(621,850)	(167,802)	(28,598)	(26,721)	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(719,341)	(14,392)	77,617	45,364	—	—
NET ASSETS AT DECEMBER 31, 2013	14,059,027	550,839	472,039	269,120	—	—
Changes From Operations:
• Net investment income (loss)	391,156	5,108	3,891	(467)	9,589	319
• Net realized gain (loss) on investments	(49,535)	7,999	3,569	30,045	(910)	(305)
• Net change in unrealized appreciation or depreciation on investments	263,519	27,748	26,535	(11,641)	(2,798)	(421)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	605,140	40,855	33,995	17,937	5,881	(407)
Changes From Unit Transactions:
• Contract purchases	133,596	—	439	—	—	301
• Contract withdrawals	(499,180)	(28,243)	(4,267)	(2,488)	(16,013)	(72)
• Contract transfers	97,678	27,250	10,759	(53,166)	224,248	17,605
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(267,906)	(993)	6,931	(55,654)	208,235	17,834
TOTAL INCREASE (DECREASE) IN NET ASSETS	337,234	39,862	40,926	(37,717)	214,116	17,427
NET ASSETS AT DECEMBER 31, 2014	$14,396,261	$590,701	$512,965	$231,403	$214,116	$17,427

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Baron Growth Opportunities Standard Class Subaccount	LVIP Baron Growth Opportunities Service Class Subaccount	LVIP BlackRock Emerging Markets RPM Standard Class Subaccount	LVIP BlackRock Equity Dividend RPM Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Standard Class Subaccount	LVIP BlackRock Multi-Asset Income Standard Class Subaccount	LVIP Capital Growth Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$3,042,571	$24,345,474	$4,134	$2,693,090	$4,923,290	$—	$148,152
Changes From Operations:
• Net investment income (loss)	22,534	98,334	52	62,104	35,966	—	(146)
• Net realized gain (loss) on investments	477,548	3,904,681	(320)	111,459	(33,496)	—	8,880
• Net change in unrealized appreciation or depreciation on investments	1,043,442	5,680,481	(80)	480,880	(522,460)	—	55,681
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,543,524	9,683,496	(348)	654,443	(519,990)	—	64,415
Changes From Unit Transactions:
• Contract purchases	431,654	2,104,574	1,000	121,033	2,040,412	—	4,372
• Contract withdrawals	(79,623)	(1,481,081)	(191)	(418,004)	(230,011)	—	(4,692)
• Contract transfers	1,439,896	133,945	2,184	1,630,223	(2,675,010)	—	53,557
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,791,927	757,438	2,993	1,333,252	(864,609)	—	53,237
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,335,451	10,440,934	2,645	1,987,695	(1,384,599)	—	117,652
NET ASSETS AT DECEMBER 31, 2013	6,378,022	34,786,408	6,779	4,680,785	3,538,691	—	265,804
Changes From Operations:
• Net investment income (loss)	1,062	52,529	104	36,410	124,220	1,476	317
• Net realized gain (loss) on investments	1,286,274	2,737,007	226	435,158	(171,733)	(1)	10,897
• Net change in unrealized appreciation or depreciation on investments	(1,406,555)	(567,334)	(1,174)	(390,045)	64,333	(2,283)	18,860
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(119,219)	2,222,202	(844)	81,523	16,820	(808)	30,074
Changes From Unit Transactions:
• Contract purchases	13,040	2,947,350	858	136,721	9,352,151	750	20,105
• Contract withdrawals	(65,734)	(1,428,222)	(199)	(87,628)	(722,582)	(162)	(4,674)
• Contract transfers	(5,904,232)	6,904,597	1,386	(1,897,436)	(2,779,243)	59,776	(2,428)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,956,926)	8,423,725	2,045	(1,848,343)	5,850,326	60,364	13,003
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,076,145)	10,645,927	1,201	(1,766,820)	5,867,146	59,556	43,077
NET ASSETS AT DECEMBER 31, 2014	$301,877	$45,432,335	$7,980	$2,913,965	$9,405,837	$59,556	$308,881

See accompanying notes.

	LVIP Clarion Global Real Estate Standard Class Subaccount	LVIP Columbia Small-Mid Cap Growth RPM Standard Class Subaccount	LVIP Delaware Bond Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Standard Class Subaccount	LVIP Delaware Growth and Income Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$5,950,244	$1,962,851	$142,117,324	$615,463	$622,773	$7,535,137
Changes From Operations:
• Net investment income (loss)	(8,616)	(140)	2,595,180	9,080	9,202	154,572
• Net realized gain (loss) on investments	154,928	373,822	3,898,589	1,861	9,312	467,167
• Net change in unrealized appreciation or depreciation on investments	52,602	84,813	(10,179,756)	(3,508)	101,929	1,821,578
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	198,914	458,495	(3,685,987)	7,433	120,443	2,443,317
Changes From Unit Transactions:
• Contract purchases	958,557	151,022	11,340,545	51,379	7,704	48,285
• Contract withdrawals	(446,611)	(79,418)	(5,459,616)	(264,896)	(7,420)	(559,690)
• Contract transfers	2,513,546	(1,232,872)	8,564,478	875,667	(43,977)	478,104
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,025,492	(1,161,268)	14,445,407	662,150	(43,693)	(33,301)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,224,406	(702,773)	10,759,420	669,583	76,750	2,410,016
NET ASSETS AT DECEMBER 31, 2013	9,174,650	1,260,078	152,876,744	1,285,046	699,523	9,945,153
Changes From Operations:
• Net investment income (loss)	202,703	(120)	3,145,787	14,895	17,308	191,727
• Net realized gain (loss) on investments	600,615	91,785	1,550,972	3,409	11,948	1,339,426
• Net change in unrealized appreciation or depreciation on investments	275,435	(160,014)	4,691,118	(11,266)	683	(172,276)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,078,753	(68,349)	9,387,877	7,038	29,939	1,358,877
Changes From Unit Transactions:
• Contract purchases	595,194	70,034	12,797,276	213,565	26,877	76,429
• Contract withdrawals	(382,134)	(88,735)	(10,657,720)	(837,374)	(8,197)	(85,988)
• Contract transfers	(2,675,563)	85,047	(2,063,315)	421,454	68,908	(1,241,298)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,462,503)	66,346	76,241	(202,355)	87,588	(1,250,857)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,383,750)	(2,003)	9,464,118	(195,317)	117,527	108,020
NET ASSETS AT DECEMBER 31, 2014	$7,790,900	$1,258,075	$162,340,862	$1,089,729	$817,050	$10,053,173

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Delaware Social Awareness Standard Class Subaccount	LVIP Delaware Special Opportunities Standard Class Subaccount	LVIP Dimensional Non-U.S. Equity RPM Standard Class Subaccount	LVIP Dimensional U.S. Equity RPM Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Standard Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Standard Class Subaccount	LVIP Global Income Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,420,318	$11,153,372	$15,463	$38,065	$1,043,895	$—	$6,844,039
Changes From Operations:
• Net investment income (loss)	21,409	216,005	27,378	55,269	23,708	—	14,203
• Net realized gain (loss) on investments	64,369	1,862,074	6,176	100,085	(6,958)	—	(46,918)
• Net change in unrealized appreciation or depreciation on investments	425,143	2,755,552	129,855	762,369	(59,989)	—	(147,871)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	510,921	4,833,631	163,409	917,723	(43,239)	—	(180,586)
Changes From Unit Transactions:
• Contract purchases	145,624	2,339,307	1,179,885	5,600,385	620,976	—	169,497
• Contract withdrawals	(39,337)	(682,065)	(55,102)	(270,915)	(283,320)	—	(246,697)
• Contract transfers	26,117	3,447,191	209,123	(529,950)	387,011	—	(1,167,245)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	132,404	5,104,433	1,333,906	4,799,520	724,667	—	(1,244,445)
TOTAL INCREASE (DECREASE) IN NET ASSETS	643,325	9,938,064	1,497,315	5,717,243	681,428	—	(1,425,031)
NET ASSETS AT DECEMBER 31, 2013	2,063,643	21,091,436	1,512,778	5,755,308	1,725,323	—	5,419,008
Changes From Operations:
• Net investment income (loss)	47,272	322,940	32,009	49,762	32,537	737	31,106
• Net realized gain (loss) on investments	160,955	1,665,123	18,525	256,707	2,158	(71)	552
• Net change in unrealized appreciation or depreciation on investments	106,078	(316,852)	(177,144)	(34,174)	51,309	(779)	79,424
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	314,305	1,671,211	(126,610)	272,295	86,004	(113)	111,082
Changes From Unit Transactions:
• Contract purchases	62,312	2,391,202	6,601	19,561	403,876	300	171,453
• Contract withdrawals	(41,997)	(921,551)	(18,562)	(55,167)	(224,777)	(88)	(294,713)
• Contract transfers	1,041,880	198,757	11,004	(867,353)	(192,130)	42,683	(166,860)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,062,195	1,668,408	(957)	(902,959)	(13,031)	42,895	(290,120)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,376,500	3,339,619	(127,567)	(630,664)	72,973	42,782	(179,038)
NET ASSETS AT DECEMBER 31, 2014	$3,440,143	$24,431,055	$1,385,211	$5,124,644	$1,798,296	$42,782	$5,239,970

See accompanying notes.

	LVIP Goldman Sachs Income Builder Standard Class Subaccount	LVIP JPMorgan High Yield Standard Class Subaccount	LVIP JPMorgan Mid Cap Value RPM Standard Class Subaccount	LVIP Managed Risk Profile 2010 Standard Class Subaccount	LVIP Managed Risk Profile 2020 Standard Class Subaccount	LVIP Managed Risk Profile 2030 Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$5,744,957	$247,821	$3,578,296	$11,888,949	$8,780,376
Changes From Operations:
• Net investment income (loss)	—	353,361	5,914	61,780	263,468	154,000
• Net realized gain (loss) on investments	—	182,797	9,644	289,101	217,590	180,347
• Net change in unrealized appreciation or depreciation on investments	—	(89,219)	180,100	10,236	1,196,838	959,051
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	446,939	195,658	361,117	1,677,896	1,293,398
Changes From Unit Transactions:
• Contract purchases	—	2,412,629	354,858	1,279,216	2,814,465	767,462
• Contract withdrawals	—	(397,789)	(35,940)	(154,516)	(343,315)	(139,084)
• Contract transfers	—	(774,375)	566,468	(34,863)	5,142,592	4,209,967
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	1,240,465	885,386	1,089,837	7,613,742	4,838,345
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	1,687,404	1,081,044	1,450,954	9,291,638	6,131,743
NET ASSETS AT DECEMBER 31, 2013	—	7,432,361	1,328,865	5,029,250	21,180,587	14,912,119
Changes From Operations:
• Net investment income (loss)	—	562,886	6,995	141,909	617,347	465,875
• Net realized gain (loss) on investments	11	311,052	157,546	92,137	262,571	261,693
• Net change in unrealized appreciation or depreciation on investments	—	(656,918)	(93,791)	84,230	257,350	(48,852)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11	217,020	70,750	318,276	1,137,268	678,716
Changes From Unit Transactions:
• Contract purchases	—	6,190,429	44,027	696,772	2,943,239	852,544
• Contract withdrawals	—	(633,980)	(360,906)	(148,281)	(486,970)	(289,429)
• Contract transfers	(11)	946,076	(502,013)	1,649,285	6,156,375	5,691,035
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11)	6,502,525	(818,892)	2,197,776	8,612,644	6,254,150
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	6,719,545	(748,142)	2,516,052	9,749,912	6,932,866
NET ASSETS AT DECEMBER 31, 2014	$—	$14,151,906	$580,723	$7,545,302	$30,930,499	$21,844,985

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Managed Risk Profile 2040 Standard Class Subaccount	LVIP Managed Risk Profile 2050 Standard Class Subaccount	LVIP Managed Risk Profile Conservative Standard Class Subaccount	LVIP Managed Risk Profile Growth Standard Class Subaccount	LVIP Managed Risk Profile Moderate Standard Class Subaccount	LVIP MFS International Growth Standard Class Subaccount	LVIP MFS Value Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$7,707,267	$994,219	$4,978,675	$9,500,247	$10,330,952	$3,669,630	$17,870,813
Changes From Operations:
• Net investment income (loss)	117,742	15,052	101,499	82,317	193,535	37,049	489,300
• Net realized gain (loss) on investments	55,335	37,169	175,730	854,843	133,280	174,039	1,257,177
• Net change in unrealized appreciation or depreciation on investments	1,142,748	150,124	202,845	254,163	977,275	385,557	5,639,246
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,315,825	202,345	480,074	1,191,323	1,304,090	596,645	7,385,723
Changes From Unit Transactions:
• Contract purchases	277,181	368,936	561,000	686,920	1,423,234	1,385,688	4,597,087
• Contract withdrawals	(192,576)	(67,543)	(271,356)	(453,096)	(403,073)	(481,841)	(1,741,368)
• Contract transfers	1,319,782	(269,334)	(316,348)	(5,840,226)	(419,785)	(316,783)	4,800,473
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,404,387	32,059	(26,704)	(5,606,402)	600,376	587,064	7,656,192
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,720,212	234,404	453,370	(4,415,079)	1,904,466	1,183,709	15,041,915
NET ASSETS AT DECEMBER 31, 2013	10,427,479	1,228,623	5,432,045	5,085,168	12,235,418	4,853,339	32,912,728
Changes From Operations:
• Net investment income (loss)	285,325	30,789	145,204	103,705	249,563	53,532	867,442
• Net realized gain (loss) on investments	148,691	228,201	258,828	145,997	303,855	185,226	2,389,641
• Net change in unrealized appreciation or depreciation on investments	(47,009)	(209,166)	(3,893)	(61,902)	(82,755)	(521,831)	221,190
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	387,007	49,824	400,139	187,800	470,663	(283,073)	3,478,273
Changes From Unit Transactions:
• Contract purchases	447,843	368,177	399,600	601,959	644,373	296,336	1,866,870
• Contract withdrawals	(200,346)	(60,967)	(537,667)	(502,073)	(788,638)	(629,903)	(1,367,295)
• Contract transfers	1,398,660	(22,897)	1,587,136	(190,298)	546,424	95,605	804,167
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,646,157	284,313	1,449,069	(90,412)	402,159	(237,962)	1,303,742
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,033,164	334,137	1,849,208	97,388	872,822	(521,035)	4,782,015
NET ASSETS AT DECEMBER 31, 2014	$12,460,643	$1,562,760	$7,281,253	$5,182,556	$13,108,240	$4,332,304	$37,694,743

See accompanying notes.

	LVIP Mid-Cap Value Standard Class Subaccount	LVIP Mondrian International Value Standard Class Subaccount	LVIP Money Market Standard Class Subaccount	LVIP Multi-Manager Global Equity RPM Standard Class Subaccount	LVIP PIMCO Low Duration Bond Standard Class Subaccount	LVIP SSgA Bond Index Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,534,592	$17,685,655	$105,865,213	$—	$—	$16,528,498
Changes From Operations:
• Net investment income (loss)	3,761	577,711	(78,416)	—	—	336,947
• Net realized gain (loss) on investments	126,557	60,218	1	—	—	163,127
• Net change in unrealized appreciation or depreciation on investments	328,512	3,472,401	(1)	—	—	(930,330)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	458,830	4,110,330	(78,416)	—	—	(430,256)
Changes From Unit Transactions:
• Contract purchases	111,824	1,361,769	74,935,095	—	—	5,848,096
• Contract withdrawals	(268,155)	(1,368,086)	(14,966,466)	—	—	(1,145,015)
• Contract transfers	(130,694)	3,777,487	(51,932,968)	—	—	(2,737,106)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(287,025)	3,771,170	8,035,661	—	—	1,965,975
TOTAL INCREASE (DECREASE) IN NET ASSETS	171,805	7,881,500	7,957,245	—	—	1,535,719
NET ASSETS AT DECEMBER 31, 2013	1,706,397	25,567,155	113,822,458	—	—	18,064,217
Changes From Operations:
• Net investment income (loss)	6,684	1,036,084	(49,147)	111	7,622	389,438
• Net realized gain (loss) on investments	205,209	755,317	1	29	1,661	116,960
• Net change in unrealized appreciation or depreciation on investments	(68,582)	(2,435,329)	(1)	(30)	(13,055)	623,887
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	143,311	(643,928)	(49,147)	110	(3,772)	1,130,285
Changes From Unit Transactions:
• Contract purchases	210,522	732,973	69,385,590	—	3,552	1,596,508
• Contract withdrawals	(116,391)	(718,601)	(7,609,333)	(10)	(222)	(669,084)
• Contract transfers	113,957	397,203	(60,739,574)	6,818	1,148,982	2,256,297
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	208,088	411,575	1,036,683	6,808	1,152,312	3,183,721
TOTAL INCREASE (DECREASE) IN NET ASSETS	351,399	(232,353)	987,536	6,918	1,148,540	4,314,006
NET ASSETS AT DECEMBER 31, 2014	$2,057,796	$25,334,802	$114,809,994	$6,918	$1,148,540	$22,378,223

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP SSgA Conservative Index Allocation Standard Class Subaccount	LVIP SSgA Conservative Structured Allocation Standard Class Subaccount	LVIP SSgA Developed International 150 Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Standard Class Subaccount	LVIP SSgA Global Tactical Allocation RPM Standard Class Subaccount	LVIP SSgA International Index Standard Class Subaccount	LVIP SSgA Large Cap 100 Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$18,691	$77,840	$176,722	$2,241,617	$2,199,508	$8,314,781	$191,698
Changes From Operations:
• Net investment income (loss)	5,445	1,740	5,196	66,867	41,241	150,621	6,000
• Net realized gain (loss) on investments	(951)	163	11,167	(119,397)	72,911	308,210	38,698
• Net change in unrealized appreciation or depreciation on investments	11,182	3,717	12,884	(67,817)	73,938	1,311,486	29,307
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,676	5,620	29,247	(120,347)	188,090	1,770,317	74,005
Changes From Unit Transactions:
• Contract purchases	418,136	1,754	10,306	689,546	447,629	1,205,350	40,617
• Contract withdrawals	(33,647)	(2,276)	(4,357)	(474,327)	(144,694)	(435,026)	(80,209)
• Contract transfers	(60,072)	17,955	(8,798)	661,513	(548,242)	(782,111)	101,161
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	324,417	17,433	(2,849)	876,732	(245,307)	(11,787)	61,569
TOTAL INCREASE (DECREASE) IN NET ASSETS	340,093	23,053	26,398	756,385	(57,217)	1,758,530	135,574
NET ASSETS AT DECEMBER 31, 2013	358,784	100,893	203,120	2,998,002	2,142,291	10,073,311	327,272
Changes From Operations:
• Net investment income (loss)	13,182	2,408	11,124	55,869	49,450	357,270	20,032
• Net realized gain (loss) on investments	5,478	1,870	12,744	(60,471)	64,091	530,189	210,238
• Net change in unrealized appreciation or depreciation on investments	7,730	1,332	(26,500)	(31,533)	(32,747)	(1,671,468)	(4,704)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,390	5,610	(2,632)	(36,135)	80,794	(784,009)	225,566
Changes From Unit Transactions:
• Contract purchases	341,052	1,360	10,444	299,561	240,760	461,477	85,489
• Contract withdrawals	(34,779)	(3,427)	(7,380)	(55,625)	(191,190)	(247,742)	(152,801)
• Contract transfers	46,296	6,946	131,353	(1,353,536)	(122,939)	2,932,489	440,186
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	352,569	4,879	134,417	(1,109,600)	(73,369)	3,146,224	372,874
TOTAL INCREASE (DECREASE) IN NET ASSETS	378,959	10,489	131,785	(1,145,735)	7,425	2,362,215	598,440
NET ASSETS AT DECEMBER 31, 2014	$737,743	$111,382	$334,905	$1,852,267	$2,149,716	$12,435,526	$925,712

See accompanying notes.

	LVIP SSgA Moderate Index Allocation Standard Class Subaccount	LVIP SSgA Moderate Structured Allocation Standard Class Subaccount	LVIP SSgA Moderately Aggressive Index Allocation Standard Class Subaccount	LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Subaccount	LVIP SSgA S&P 500 Index Standard Class Subaccount	LVIP SSgA Small-Cap Index Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$74,103	$25,723	$47,604	$17,175	$66,789,548	$12,029,372
Changes From Operations:
• Net investment income (loss)	9,850	1,078	3,013	3,951	1,363,471	139,324
• Net realized gain (loss) on investments	6,452	224	1,829	1,502	3,358,526	1,020,696
• Net change in unrealized appreciation or depreciation on investments	41,096	3,286	11,584	6,833	18,839,817	4,529,108
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,398	4,588	16,426	12,286	23,561,814	5,689,128
Changes From Unit Transactions:
• Contract purchases	716,075	6,362	83,842	68,283	11,029,253	4,707,759
• Contract withdrawals	(85,168)	(1,496)	(15,600)	(10,061)	(6,004,615)	(913,608)
• Contract transfers	(62,549)	13,364	83,288	84,077	5,928,809	727,817
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	568,358	18,230	151,530	142,299	10,953,447	4,521,968
TOTAL INCREASE (DECREASE) IN NET ASSETS	625,756	22,818	167,956	154,585	34,515,261	10,211,096
NET ASSETS AT DECEMBER 31, 2013	699,859	48,541	215,560	171,760	101,304,809	22,240,468
Changes From Operations:
• Net investment income (loss)	16,499	4,185	7,886	3,331	2,244,518	155,609
• Net realized gain (loss) on investments	18,146	1,460	9,784	14,216	9,485,054	3,236,415
• Net change in unrealized appreciation or depreciation on investments	(6,346)	(3,330)	(9,577)	(6,707)	3,007,817	(2,337,039)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,299	2,315	8,093	10,840	14,737,389	1,054,985
Changes From Unit Transactions:
• Contract purchases	5,000	6,361	76,857	61,647	15,451,867	1,622,440
• Contract withdrawals	(9,562)	(2,410)	(16,660)	(9,316)	(4,500,916)	(634,488)
• Contract transfers	63,872	99,873	88,209	(119,488)	6,493,217	(2,036,948)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	59,310	103,824	148,406	(67,157)	17,444,168	(1,048,996)
TOTAL INCREASE (DECREASE) IN NET ASSETS	87,609	106,139	156,499	(56,317)	32,181,557	5,989
NET ASSETS AT DECEMBER 31, 2014	$787,468	$154,680	$372,059	$115,443	$133,486,366	$22,246,457

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP SSgA Small-Mid Cap 200 Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Subaccount	LVIP Templeton Growth RPM Standard Class Subaccount	LVIP UBS Large Cap Growth RPM Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Standard Class Subaccount	LVIP Vanguard International Equity ETF Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,971,198	$3,201,652	$9,575,255	$2,449,551	$1,914,697	$485,975	$303,768
Changes From Operations:
• Net investment income (loss)	67,948	(5,047)	(5,754)	43,981	(3,895)	53,674	69,564
• Net realized gain (loss) on investments	269,365	204,550	471,967	74,290	63,449	768,762	9,231
• Net change in unrealized appreciation or depreciation on investments	380,846	4,489,956	3,024,403	491,656	435,489	58,757	280,762
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	718,159	4,689,459	3,490,616	609,927	495,043	881,193	359,557
Changes From Unit Transactions:
• Contract purchases	228,841	3,521,840	813,657	155,162	106,199	4,013,537	1,566,672
• Contract withdrawals	(351,520)	(395,917)	(325,200)	(30,229)	(123,810)	(258,560)	(93,218)
• Contract transfers	374,634	9,195,212	296,611	791,084	100,504	(236,661)	1,424,960
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	251,955	12,321,135	785,068	916,017	82,893	3,518,316	2,898,414
TOTAL INCREASE (DECREASE) IN NET ASSETS	970,114	17,010,594	4,275,684	1,525,944	577,936	4,399,509	3,257,971
NET ASSETS AT DECEMBER 31, 2013	2,941,312	20,212,246	13,850,939	3,975,495	2,492,633	4,885,484	3,561,739
Changes From Operations:
• Net investment income (loss)	138,017	(5,655)	36,621	37,994	(3,888)	106,950	89,287
• Net realized gain (loss) on investments	312,263	862,626	2,144,789	525,827	368,476	73,007	22,241
• Net change in unrealized appreciation or depreciation on investments	(277,799)	1,301,371	(274,939)	(603,239)	(167,616)	429,778	(321,804)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	172,481	2,158,342	1,906,471	(39,418)	196,972	609,735	(210,276)
Changes From Unit Transactions:
• Contract purchases	255,240	2,258,837	507,113	190,770	59,613	204,506	148,237
• Contract withdrawals	(66,302)	(1,085,320)	(775,456)	(46,204)	(66,261)	(73,775)	(62,712)
• Contract transfers	964,703	5,321,466	4,298,528	(1,274,568)	(292,361)	232,805	796,328
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,153,641	6,494,983	4,030,185	(1,130,002)	(299,009)	363,536	881,853
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,326,122	8,653,325	5,936,656	(1,169,420)	(102,037)	973,271	671,577
NET ASSETS AT DECEMBER 31, 2014	$4,267,434	$28,865,571	$19,787,595	$2,806,075	$2,390,596	$5,858,755	$4,233,316
See accompanying notes.

	M Capital Appreciation Subaccount	M International Equity Subaccount	M Large Cap Growth Subaccount	M Large Cap Value Subaccount	MFS VIT Core Equity Initial Class Subaccount	MFS VIT Growth Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,247,511	$1,550,576	$709,875	$1,077,867	$1,125,305	$26,267,178
Changes From Operations:
• Net investment income (loss)	(4,709)	39,453	2,417	28,900	10,797	63,701
• Net realized gain (loss) on investments	189,446	3,095	101,604	135,163	33,752	1,366,965
• Net change in unrealized appreciation or depreciation on investments	287,406	230,514	144,594	190,633	384,605	8,774,223
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	472,143	273,062	248,615	354,696	429,154	10,204,889
Changes From Unit Transactions:
• Contract purchases	93,749	82,120	115,965	61,242	7	4,331,429
• Contract withdrawals	(62,891)	(27,732)	(135,061)	(18,007)	(11,563)	(1,130,700)
• Contract transfers	(65,915)	178,011	(35,676)	(103,554)	347,774	5,249,016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(35,057)	232,399	(54,772)	(60,319)	336,218	8,449,745
TOTAL INCREASE (DECREASE) IN NET ASSETS	437,086	505,461	193,843	294,377	765,372	18,654,634
NET ASSETS AT DECEMBER 31, 2013	1,684,597	2,056,037	903,718	1,372,244	1,890,677	44,921,812
Changes From Operations:
• Net investment income (loss)	(5,414)	43,908	(2,059)	10,967	11,113	32,045
• Net realized gain (loss) on investments	242,166	2,231	142,395	174,635	422,969	6,308,532
• Net change in unrealized appreciation or depreciation on investments	(26,858)	(205,139)	(51,330)	(58,507)	(212,721)	(2,704,736)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	209,894	(159,000)	89,006	127,095	221,361	3,635,841
Changes From Unit Transactions:
• Contract purchases	79,025	30,429	12,428	23,678	575	2,788,130
• Contract withdrawals	(23,366)	(19,072)	(9,646)	(12,124)	(18,087)	(1,844,560)
• Contract transfers	(60,293)	193,339	(72,136)	(61,241)	122,609	(4,936,815)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,634)	204,696	(69,354)	(49,687)	105,097	(3,993,245)
TOTAL INCREASE (DECREASE) IN NET ASSETS	205,260	45,696	19,652	77,408	326,458	(357,404)
NET ASSETS AT DECEMBER 31, 2014	$1,889,857	$2,101,733	$923,370	$1,449,652	$2,217,135	$44,564,408

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	MFS VIT New Discovery Initial Class Subaccount	MFS VIT Research Initial Class Subaccount	MFS VIT Total Return Initial Class Subaccount	MFS VIT Utilities Initial Class Subaccount	NB AMT Large Cap Value I Class Subaccount	NB AMT Mid Cap Growth I Class Subaccount	NB AMT Mid Cap Intrinsic Value I Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$109,656	$12,400,921	$12,265,299	$431,688	$7,712,637	$4,135,495
Changes From Operations:
• Net investment income (loss)	—	184	307,413	327,286	3,632	(16,687)	50,355
• Net realized gain (loss) on investments	—	2,845	299,511	558,935	24,182	769,941	150,544
• Net change in unrealized appreciation or depreciation on investments	—	35,765	2,392,948	1,770,041	81,452	1,426,037	1,216,295
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	38,794	2,999,872	2,656,262	109,266	2,179,291	1,417,194
Changes From Unit Transactions:
• Contract purchases	—	2	4,833,209	1,013,152	4	50,767	59,962
• Contract withdrawals	—	(4,156)	(1,503,522)	(656,890)	(7,406)	(971,768)	(449,652)
• Contract transfers	—	19,877	8,173,450	1,611,532	(100,590)	(587,257)	(1,009,200)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	15,723	11,503,137	1,967,794	(107,992)	(1,508,258)	(1,398,890)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	54,517	14,503,009	4,624,056	1,274	671,033	18,304
NET ASSETS AT DECEMBER 31, 2013	—	164,173	26,903,930	16,889,355	432,962	8,383,670	4,153,799
Changes From Operations:
• Net investment income (loss)	—	1,693	622,452	360,500	2,365	(15,983)	35,745
• Net realized gain (loss) on investments	(127)	21,276	1,369,517	3,611,990	23,173	4,206,349	472,321
• Net change in unrealized appreciation or depreciation on investments	386	2,913	700,801	(1,812,831)	15,213	(3,636,685)	429
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	259	25,882	2,692,770	2,159,659	40,751	553,681	508,495
Changes From Unit Transactions:
• Contract purchases	150	—	3,076,073	332,337	—	57,885	52,726
• Contract withdrawals	(60)	(5,841)	(825,303)	(1,078,330)	(7,106)	(1,374,429)	(858,669)
• Contract transfers	17,665	141,327	5,710,600	(1,403,464)	(26,285)	(518,047)	(148,867)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	17,755	135,486	7,961,370	(2,149,457)	(33,391)	(1,834,591)	(954,810)
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,014	161,368	10,654,140	10,202	7,360	(1,280,910)	(446,315)
NET ASSETS AT DECEMBER 31, 2014	$18,014	$325,541	$37,558,070	$16,899,557	$440,322	$7,102,760	$3,707,484

See accompanying notes.

	Oppenheimer Main Street Fund/VA Non-Service Class Subaccount	PIMCO VIT Commodity- RealReturn Strategy Administrative Class Subaccount	PIMCO VIT Total Return Administrative Class Subaccount	T. Rowe Price Equity Income Subaccount	Templeton Foreign VIP Class 2 Subaccount	Templeton Global Bond VIP Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2013	$372,236	$6,405,462	$—	$3,879,831	$417,042	$8,652,297
Changes From Operations:
• Net investment income (loss)	3,632	131,797	25,609	183,283	10,963	440,289
• Net realized gain (loss) on investments	3,749	(364,506)	29,575	189,146	5,719	151,720
• Net change in unrealized appreciation or depreciation on investments	105,853	(1,079,872)	(64,074)	2,081,956	86,092	(462,188)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	113,234	(1,312,581)	(8,890)	2,454,385	102,774	129,821
Changes From Unit Transactions:
• Contract purchases	5	1,681,351	8,680	1,951,791	6	1,517,970
• Contract withdrawals	(7,446)	(386,511)	(19,899)	(195,128)	(11,464)	(1,115,321)
• Contract transfers	(5,782)	3,555,483	3,834,197	5,406,926	35,383	162,530
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(13,223)	4,850,323	3,822,978	7,163,589	23,925	565,179
TOTAL INCREASE (DECREASE) IN NET ASSETS	100,011	3,537,742	3,814,088	9,617,974	126,699	695,000
NET ASSETS AT DECEMBER 31, 2013	472,247	9,943,204	3,814,088	13,497,805	543,741	9,347,297
Changes From Operations:
• Net investment income (loss)	3,660	40,159	75,317	258,089	9,478	502,724
• Net realized gain (loss) on investments	14,218	(374,500)	42,668	478,598	7,383	(65,501)
• Net change in unrealized appreciation or depreciation on investments	39,397	(1,845,101)	69,034	337,607	(85,282)	(251,551)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,275	(2,179,442)	187,019	1,074,294	(68,421)	185,672
Changes From Unit Transactions:
• Contract purchases	—	1,202,485	32,065	1,749,214	—	575,139
• Contract withdrawals	(9,446)	(591,301)	(146,160)	(300,205)	(9,844)	(217,457)
• Contract transfers	89,583	789,067	(2,750,168)	(306,480)	83,494	866,309
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	80,137	1,400,251	(2,864,263)	1,142,529	73,650	1,223,991
TOTAL INCREASE (DECREASE) IN NET ASSETS	137,412	(779,191)	(2,677,244)	2,216,823	5,229	1,409,663
NET ASSETS AT DECEMBER 31, 2014	$609,659	$9,164,013	$1,136,844	$15,714,628	$548,970	$10,756,960

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Templeton Growth VIP Class 1 Subaccount	Templeton Growth VIP Class 2 Subaccount	Wells Fargo Advantage VT Discovery Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,911,987	$32,097	$—
Changes From Operations:
• Net investment income (loss)	44,090	1,067	—
• Net realized gain (loss) on investments	114,962	2,384	—
• Net change in unrealized appreciation or depreciation on investments	331,179	7,824	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	490,231	11,275	—
Changes From Unit Transactions:
• Contract purchases	58,366	—	—
• Contract withdrawals	(561,348)	(429)	—
• Contract transfers	38,249	(2,207)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(464,733)	(2,636)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	25,498	8,639	—
NET ASSETS AT DECEMBER 31, 2013	1,937,485	40,736	—
Changes From Operations:
• Net investment income (loss)	26,392	533	—
• Net realized gain (loss) on investments	307,466	5,821	4,428
• Net change in unrealized appreciation or depreciation on investments	(388,429)	(6,936)	(4,883)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(54,571)	(582)	(455)
Changes From Unit Transactions:
• Contract purchases	100,609	—	6,230
• Contract withdrawals	(35,385)	(377)	(836)
• Contract transfers	(45,597)	(14,828)	39,572
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	19,627	(15,205)	44,966
TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,944)	(15,787)	44,511
NET ASSETS AT DECEMBER 31, 2014	$1,902,541	$24,949	$44,511

See accompanying notes.

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements

December 31, 2014

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of five products as follows:

• Lincoln CVUL • Lincoln CVUL Series III • Lincoln Corporate Commitment VUL	• Lincoln Corporate Variable 4 • Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred fifty available mutual funds (the Funds) of twenty-two diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):

ABVPSF Global Thematic Growth Class A Portfolio

ABVPSF Growth and Income Class A Portfolio

ABVPSF International Value Class A Portfolio

ABVPSF Large Cap Growth Class A Portfolio

ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Income & Growth Class I Fund

American Century VP Inflation Protection Class II Fund

American Century VP International Class I Fund

American Funds Insurance Series (American Funds):

American Funds Bond Class 2 Fund

American Funds Global Growth Class 2 Fund

American Funds Global Small Capitalization Class 2 Fund

American Funds Growth Class 2 Fund

American Funds Growth-Income Class 2 Fund

American Funds High-Income Bond Class 2 Fund

American Funds International Class 2 Fund

American Funds U.S. Government/AAA-Rated Securities Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Equity Dividend V.I. Class I Fund

BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Standard Class Series

Delaware VIP Emerging Markets Standard Class Series

Delaware VIP High Yield Standard Class Series

Delaware VIP International Value Equity Standard Class Series**

Delaware VIP Limited-Term Diversified Income Standard Class Series

Delaware VIP REIT Standard Class Series

Delaware VIP Small Cap Value Standard Class Series

Delaware VIP Smid Cap Growth Standard Class Series

Delaware VIP U.S. Growth Standard Class Series

Delaware VIP Value Standard Class Series

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Class A Portfolio

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Class A Portfolio

Deutsche Small Cap Index VIP Class A Portfolio

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Service Class Portfolio

Fidelity VIP Contrafund Service Class Portfolio

Fidelity VIP Equity-Income Service Class Portfolio

Fidelity VIP Freedom 2020 Service Class Portfolio

Fidelity VIP Freedom 2030 Service Class Portfolio

Fidelity VIP Freedom 2040 Service Class Portfolio

Fidelity VIP Freedom 2050 Service Class Portfolio

Fidelity VIP Freedom Income Service Class Portfolio

Fidelity VIP Growth Service Class Portfolio

Fidelity VIP High Income Service Class Portfolio**

Fidelity VIP Investment Grade Bond Service Class Portfolio

Fidelity VIP Mid Cap Service Class Portfolio

Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Class 1 Fund

Franklin Mutual Shares VIP Class 1 Fund

Franklin Rising Dividends VIP Class 1 Fund

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Franklin Small Cap Value VIP Class 2 Fund

Franklin Small-Mid Cap Growth VIP Class 1 Fund

Franklin Small-Mid Cap Growth VIP Class 2 Fund

Franklin U.S. Government Securities VIP Class 1 Fund

Templeton Foreign VIP Class 2 Fund

Templeton Global Bond VIP Class 1 Fund

Templeton Growth VIP Class 1 Fund

Templeton Growth VIP Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):

Goldman Sachs VIT Global Markets Navigator Service Class Fund

Goldman Sachs VIT Mid Cap Value Service Class Fund

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. Growth and Income Series I Fund

Invesco V.I. International Growth Series I Fund**

Janus Aspen Series:

Janus Aspen Balanced Institutional Class Portfolio

Janus Aspen Balanced Service Class Portfolio

Janus Aspen Enterprise Institutional Class Portfolio

Janus Aspen Enterprise Service Class Portfolio

Janus Aspen Flexible Bond Institutional Class Portfolio

Janus Aspen Flexible Bond Service Class Portfolio

Janus Aspen Global Research Institutional Class Portfolio

Janus Aspen Global Research Service Class Portfolio

Janus Aspen Global Technology Service Class Portfolio

JPMorgan Insurance Trust (JPMIT):

JPMIT Core Bond Class 1 Portfolio

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Core Class I Portfolio

ClearBridge Variable Small Cap Growth Class I Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP AQR Enhanced Global Strategies Standard Class Fund

LVIP Baron Growth Opportunities Standard Class Fund

LVIP Baron Growth Opportunities Service Class Fund

LVIP BlackRock Emerging Markets RPM Standard Class Fund

LVIP BlackRock Equity Dividend RPM Standard Class Fund

LVIP BlackRock Inflation Protected Bond Standard Class Fund

LVIP BlackRock Multi-Asset Income Standard Class Fund

LVIP Capital Growth Standard Class Fund

LVIP Clarion Global Real Estate Standard Class Fund

LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund

LVIP Delaware Bond Standard Class Fund

LVIP Delaware Diversified Floating Rate Standard Class Fund

LVIP Delaware Foundation Aggressive Allocation Standard Class Fund

LVIP Delaware Growth and Income Standard Class Fund

LVIP Delaware Social Awareness Standard Class Fund

LVIP Delaware Special Opportunities Standard Class Fund

LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund

LVIP Dimensional U.S. Equity RPM Standard Class Fund

LVIP Dimensional/Vanguard Total Bond Standard Class Fund

LVIP Franklin Templeton Multi-Asset Opportunities Standard Class Fund

LVIP Global Income Standard Class Fund

LVIP Goldman Sachs Income Builder Standard Class Fund**

LVIP JPMorgan High Yield Standard Class Fund

LVIP JPMorgan Mid Cap Value RPM Standard Class Fund

LVIP Managed Risk Profile 2010 Standard Class Fund

LVIP Managed Risk Profile 2020 Standard Class Fund

LVIP Managed Risk Profile 2030 Standard Class Fund

LVIP Managed Risk Profile 2040 Standard Class Fund

LVIP Managed Risk Profile 2050 Standard Class Fund

LVIP Managed Risk Profile Conservative Standard Class Fund

LVIP Managed Risk Profile Growth Standard Class Fund

LVIP Managed Risk Profile Moderate Standard Class Fund

LVIP MFS International Growth Standard Class Fund

LVIP MFS Value Standard Class Fund

LVIP Mid-Cap Value Standard Class Fund

LVIP Mondrian International Value Standard Class Fund

LVIP Money Market Standard Class Fund

LVIP Multi-Manager Global Equity RPM Standard Class Fund

LVIP PIMCO Low Duration Bond Standard Class Fund

LVIP SSgA Bond Index Standard Class Fund

LVIP SSgA Conservative Index Allocation Standard Class Fund

LVIP SSgA Conservative Structured Allocation Standard Class Fund

LVIP SSgA Developed International 150 Standard Class Fund

LVIP SSgA Emerging Markets 100 Standard Class Fund

LVIP SSgA Global Tactical Allocation RPM Standard Class Fund

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSgA International Index Standard Class Fund

LVIP SSgA Large Cap 100 Standard Class Fund

LVIP SSgA Mid-Cap Index Standard Class Fund**

LVIP SSgA Moderate Index Allocation Standard Class Fund

LVIP SSgA Moderate Structured Allocation Standard Class Fund

LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund

LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund

LVIP SSgA S&P 500 Index Standard Class Fund

LVIP SSgA Small-Cap Index Standard Class Fund

LVIP SSgA Small-Mid Cap 200 Standard Class Fund

LVIP T. Rowe Price Growth Stock Standard Class Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund

LVIP Templeton Growth RPM Standard Class Fund

LVIP UBS Large Cap Growth RPM Standard Class Fund

LVIP Vanguard Domestic Equity ETF Standard Class Fund

LVIP Vanguard International Equity ETF Standard Class Fund

M Fund, Inc. (M Fund):

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Core Equity Initial Class Series

MFS VIT Growth Initial Class Series

MFS VIT New Discovery Initial Class Series

MFS VIT Research Initial Class Series

MFS VIT Total Return Initial Class Series

MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):

NB AMT Large Cap Value I Class Portfolio

NB AMT Mid Cap Growth I Class Portfolio

NB AMT Mid Cap Intrinsic Value I Class Portfolio

Oppenheimer Variable Account Funds (Oppenheimer):

Oppenheimer Main Street Fund/VA Non-Service Class

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Administrative Class Fund

PIMCO VIT Total Return Administrative Class Fund

T. Rowe Price Equity Series, Inc. (T. Rowe Price):

T. Rowe Price Equity Income Portfolio

Wells Fargo Variable Trust (Wells Fargo Advantage VT):

Wells Fargo Advantage VT Discovery Class 2 Fund

*  Denotes an affiliate of the Company.

**  Available fund with no money invested at December 31, 2014.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2014. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2013, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2013, the 2013 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2013:

BlackRock Equity Dividend V.I. Class I Fund	Fidelity VIP Investment Grade Bond Service Class Portfolio
ClearBridge Variable Mid Cap Core Class I Portfolio	FTVIPT Franklin Rising Dividends Securities Class 1 Fund
ClearBridge Variable Small Cap Growth Class I Portfolio	FTVIPT Franklin Small Cap Value Securities Class 2 Fund
Fidelity VIP Freedom 2020 Service Class Portfolio	JPMIT Core Bond Class 1 Portfolio
Fidelity VIP Freedom 2030 Service Class Portfolio	MFS VIT New Discovery Initial Class Series
Fidelity VIP Freedom 2040 Service Class Portfolio	PIMCO VIT Total Return Administrative Class Fund
Fidelity VIP Freedom 2050 Service Class Portfolio	Wells Fargo Advantage VT Discovery Class 2 Fund
Fidelity VIP Freedom Income Service Class Portfolio

Also during 2013, the following funds changed their names:

Previous Fund Name	New Fund Name
Invesco Van Kampen V.I. American Franchise Series I Fund	Invesco V.I. American Franchise Series I Fund
Janus Aspen Series Worldwide Institutional Class Portfolio	Janus Aspen Global Research Institutional Class Portfolio
Janus Aspen Series Worldwide Service Class Portfolio	Janus Aspen Global Research Service Class Portfolio
LVIP BlackRock Emerging Markets Index RPM Standard Class Fund	LVIP BlackRock Emerging Markets RPM Standard Class Fund
LVIP Dimensional Non-U.S. Equity Standard Class Fund	LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund	LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Protected Profile 2010 Standard Class Fund	LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund	LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund	LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund	LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile 2050 Standard Class Fund	LVIP Managed Risk Profile 2050 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund	LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund	LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund	LVIP Managed Risk Profile Moderate Standard Class Fund
M Business Opportunity Value Fund	M Large Cap Value Fund

During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

Goldman Sachs VIT Global Markets Navigator Service Class Fund	LVIP Goldman Sachs Income Builder Standard Class Fund
LVIP AQR Enhanced Global Strategies Standard Class Fund	LVIP Multi-Manager Global Equity RPM Standard Class Fund
LVIP BlackRock Multi-Asset Income Standard Class Fund	LVIP PIMCO Low Duration Bond Standard Class Fund
LVIP Franklin Templeton Multi-Asset Opportunities Standard Class Fund	LVIP SSgA Mid-Cap Index Standard Class Fund

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Class 1 Fund	Franklin Income VIP Class 1 Fund
FTVIPT Franklin Rising Dividends Securities Class 1 Fund	Franklin Rising Dividends VIP Class 1 Fund
FTVIPT Franklin Small Cap Value Securities Class 2 Fund	Franklin Small Cap Value VIP Class 2 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund	Franklin Small-Mid Cap Growth VIP Class 1 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund	Franklin Small-Mid Cap Growth VIP Class 2 Fund
FTVIPT Franklin U.S. Government Class 1 Fund	Franklin U.S. Government Securities VIP Class 1 Fund
FTVIPT Mutual Shares Securities Class 1 Fund	Franklin Mutual Shares VIP Class 1 Fund
FTVIPT Templeton Foreign Securities Class 2 Fund	Templeton Foreign VIP Class 2 Fund
FTVIPT Templeton Global Bond Securities Class 1 Fund	Templeton Global Bond VIP Class 1 Fund
FTVIPT Templeton Growth Securities Class 1 Fund	Templeton Growth VIP Class 1 Fund
FTVIPT Templeton Growth Securities Class 2 Fund	Templeton Growth VIP Class 2 Fund

During 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

Also during 2014, the Invesco V.I. American Franchise Series I Fund and the Putnam VT Growth & Income Class IB Fund ceased to be available as investment options to Variable Account Contract owners.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statements of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•  Lincoln CVUL at a daily rate of .0005479% to .0019178% (.20% to .70% on an annual basis)

•  Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

•  Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $2,600,901 and $2,105,093 for the years ended December 31, 2014 and 2013, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2014 and 2013, amounted to $8,270,134 and $9,766,762, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2014 and 2013, amounted to $26,111,415 and $22,823,900, respectively.

Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts for the Lincoln CVUL and Lincoln CVUL Series III products and after the twenty-fourth transfer per year between variable subaccounts for the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 4 and Lincoln Corporate Variable 5 products. For the years ended December 31, 2014 and 2013, no transfer fees were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2014, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ABVPSF Global Thematic Growth Class A
	2014		0.00%	0.40%	$14.55	$17.05	85,144	$1,382,090	4.64%	5.06%	0.00%
	2013		0.00%	0.40%	13.88	16.26	92,054	1,421,950	22.77%	23.26%	0.25%
	2012		0.00%	0.40%	11.54	13.22	104,556	1,307,737	13.06%	13.52%	0.00%
	2011		0.00%	0.40%	10.16	11.67	89,432	981,614	-23.53%	-23.23%	0.60%
	2010		0.00%	0.40%	13.24	15.23	96,961	1,409,187	18.46%	18.93%	1.64%
ABVPSF Growth and Income Class A
	2014		0.00%	0.40%	18.93	23.45	153,812	3,137,669	9.10%	9.54%	1.38%
	2013		0.00%	0.40%	17.28	21.43	173,198	3,235,482	34.43%	34.96%	1.32%
	2012		0.00%	0.40%	12.81	15.89	175,967	2,445,207	17.06%	17.52%	0.66%
	2011		0.00%	0.40%	10.90	13.54	706,997	7,901,744	5.89%	6.32%	1.33%
	2010		0.00%	0.40%	10.25	12.75	730,566	7,742,161	12.64%	13.09%	0.00%
ABVPSF International Value Class A
	2014		0.00%	0.40%	8.62	8.92	198,884	1,771,133	-6.59%	-6.21%	3.87%
	2013		0.00%	0.40%	9.23	9.52	171,605	1,627,744	22.51%	23.00%	6.25%
	2012		0.00%	0.40%	7.53	7.74	187,880	1,449,208	14.08%	14.53%	1.75%
	2011		0.00%	0.40%	6.60	6.75	149,085	1,004,547	-19.57%	-19.25%	2.01%
	2010		0.00%	0.40%	8.21	8.36	763,450	6,380,845	4.18%	4.59%	2.78%
ABVPSF Large Cap Growth Class A
	2014		0.10%	0.20%	23.56	23.88	34,949	729,206	13.91%	14.03%	0.00%
	2013		0.10%	0.40%	17.60	20.95	39,091	725,244	36.80%	37.21%	0.08%
	2012		0.10%	0.40%	12.87	15.26	17,610	243,945	15.92%	16.26%	0.31%
	2011		0.10%	0.40%	11.10	13.13	11,142	133,496	-3.43%	-3.14%	0.32%
	2010		0.10%	0.40%	11.49	13.56	9,051	111,184	9.66%	9.99%	0.63%
ABVPSF Small/Mid Cap Value Class A
	2014		0.00%	0.70%	18.66	40.87	860,662	19,682,965	8.44%	9.20%	0.72%
	2013		0.00%	0.70%	17.12	37.57	809,571	17,503,502	37.10%	38.06%	0.59%
	2012		0.00%	0.70%	15.09	27.32	983,297	15,722,697	17.92%	18.75%	0.57%
	2011		0.00%	0.70%	12.70	23.10	1,027,240	14,603,849	-9.03%	-8.39%	0.53%
	2010		0.00%	0.70%	13.87	25.32	759,523	12,350,888	26.02%	26.91%	0.42%
American Century VP Income & Growth Class I
	2014		0.00%	0.40%	18.65	24.04	219,909	4,816,559	12.05%	12.50%	2.05%
	2013		0.00%	0.40%	16.58	21.39	231,676	4,494,897	35.28%	35.82%	2.23%
	2012		0.00%	0.40%	12.21	15.76	251,674	3,578,005	14.29%	14.74%	1.86%
	2011		0.00%	0.40%	10.64	13.75	467,080	5,624,870	2.70%	3.11%	1.61%
	2010		0.00%	0.40%	10.32	13.35	368,688	4,415,204	13.69%	14.15%	1.55%
American Century VP Inflation Protection Class II
	2014		0.00%	0.40%	11.82	15.48	957,686	13,702,645	2.89%	3.30%	1.31%
	2013		0.00%	0.40%	11.47	15.00	1,172,344	16,384,031	-8.84%	-8.48%	1.65%
	2012		0.00%	0.40%	12.56	16.41	1,482,319	22,635,738	6.96%	7.39%	2.53%
	2011		0.00%	0.40%	11.72	15.29	1,228,115	17,218,465	11.30%	11.74%	4.00%
	2010		0.00%	0.40%	12.64	13.70	993,607	12,622,678	4.68%	5.10%	1.63%
American Century VP International Class I
	2014		0.00%	0.70%	13.64	21.78	211,060	3,294,594	-6.19%	-5.51%	1.70%
	2013		0.00%	0.70%	14.46	23.07	170,045	2,947,413	21.55%	22.41%	1.67%
	2012		0.00%	0.70%	11.84	18.93	171,520	2,446,908	20.32%	21.16%	0.94%
	2011		0.00%	0.70%	9.79	15.68	233,029	2,548,934	-12.39%	-12.04%	1.31%
	2010		0.00%	0.40%	12.49	17.90	188,628	2,445,152	12.84%	13.29%	2.51%
American Funds Bond Class 2
	2014		0.00%	0.00%	10.24	10.24	3,064	31,362	5.28%	5.28%	2.17%
	2013	8/13/13	0.00%	0.00%	9.72	9.72	2,447	23,789	0.59%	0.59%	0.93%
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.46%
	2011		0.20%	0.20%	—	—	219	2,424	0.00%	0.00%	2.91%
	2010		0.40%	0.70%	16.12	16.63	164	2,717	5.70%	5.98%	2.96%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth Class 2
	2014		0.00%	0.40%	$16.02	$26.24	591,317	$11,741,370	1.90%	2.31%	1.01%
	2013		0.00%	0.70%	15.69	25.67	703,590	15,636,325	28.28%	29.18%	1.28%
	2012		0.00%	0.70%	12.17	19.89	624,493	10,888,407	21.71%	22.56%	0.98%
	2011		0.00%	0.70%	9.95	16.25	590,366	8,774,372	-9.52%	-8.89%	1.27%
	2010		0.00%	0.70%	14.38	17.85	634,578	10,442,333	10.97%	11.75%	1.45%
American Funds Global Small Capitalization Class 2
	2014		0.00%	0.40%	14.31	36.39	617,709	11,802,473	1.71%	2.12%	0.12%
	2013		0.00%	0.70%	14.04	35.77	596,422	11,612,312	27.38%	28.28%	0.85%
	2012		0.00%	0.70%	10.97	28.00	543,147	8,323,274	17.35%	18.18%	1.31%
	2011		0.00%	0.70%	9.30	23.79	547,316	7,385,546	-19.71%	-19.14%	1.26%
	2010		0.00%	0.70%	14.93	29.54	557,157	9,478,304	21.56%	22.41%	1.72%
American Funds Growth Class 2
	2014		0.00%	0.70%	12.63	25.67	1,988,920	40,407,048	7.75%	8.51%	0.75%
	2013		0.00%	0.70%	16.31	23.68	2,118,978	41,297,821	29.19%	30.10%	0.88%
	2012		0.00%	0.70%	12.58	18.22	2,850,093	42,424,004	17.07%	17.89%	0.79%
	2011		0.00%	0.70%	10.74	15.47	3,143,231	40,378,819	-4.95%	-4.28%	0.58%
	2010		0.00%	0.70%	12.19	16.22	3,930,730	52,738,789	17.85%	18.68%	0.73%
American Funds Growth-Income Class 2
	2014		0.00%	0.70%	13.01	23.75	711,166	13,954,425	9.86%	10.63%	1.25%
	2013		0.00%	0.70%	16.30	21.56	720,692	13,231,173	32.57%	33.50%	1.39%
	2012		0.00%	0.70%	12.23	17.49	719,482	9,988,797	16.66%	17.48%	1.70%
	2011		0.00%	0.70%	10.44	14.94	622,907	7,944,385	-2.52%	-1.83%	1.42%
	2010		0.00%	0.70%	11.28	15.28	807,149	10,803,734	10.65%	11.43%	1.36%
American Funds High-Income Bond Class 2
	2014		0.00%	0.40%	13.51	24.63	542,395	8,706,129	0.23%	0.63%	5.53%
	2013		0.00%	0.70%	13.45	24.57	557,646	10,284,909	5.86%	6.60%	6.18%
	2012		0.00%	0.70%	12.64	23.14	572,156	9,816,835	12.91%	13.70%	7.49%
	2011		0.00%	0.70%	11.14	20.44	494,342	7,633,914	1.21%	1.92%	7.90%
	2010		0.00%	0.70%	13.74	20.13	473,505	7,202,105	14.27%	15.07%	6.15%
American Funds International Class 2
	2014		0.00%	0.70%	12.83	25.56	4,414,083	76,516,937	-3.33%	-2.65%	1.40%
	2013		0.00%	0.70%	13.20	26.36	4,003,237	74,851,645	20.79%	21.63%	1.43%
	2012		0.00%	0.70%	10.88	21.76	3,858,173	59,619,065	17.08%	17.91%	1.62%
	2011		0.00%	0.70%	9.24	18.53	3,533,956	48,177,959	-14.56%	-13.96%	1.73%
	2010		0.00%	0.70%	13.81	21.62	2,742,999	44,770,341	6.49%	7.23%	2.18%
American Funds U.S. Government/AAA-Rated Securities Class 2
	2014		0.00%	0.70%	10.14	15.19	648,541	9,220,550	4.24%	5.02%	1.03%
	2013		0.00%	0.70%	11.02	14.48	797,636	10,964,171	-3.77%	-3.08%	0.66%
	2012		0.00%	0.70%	11.40	18.61	1,015,321	14,356,034	1.19%	1.90%	0.88%
	2011		0.00%	0.70%	11.21	18.34	1,411,039	18,515,196	6.82%	7.58%	1.95%
	2010		0.00%	0.70%	12.91	17.11	1,273,429	15,999,592	5.01%	5.75%	1.83%
BlackRock Equity Dividend V.I. Class I
	2014	4/9/14	0.00%	0.00%	12.28	12.28	4,672	57,392	8.14%	8.14%	2.40%
BlackRock Global Allocation V.I. Class I
	2014		0.00%	0.40%	13.04	16.07	302,329	4,832,998	1.70%	2.11%	2.46%
	2013		0.00%	0.40%	12.80	15.74	221,574	3,485,013	14.30%	14.76%	1.38%
	2012		0.00%	0.40%	13.52	13.72	183,613	2,506,120	9.84%	10.28%	1.11%
	2011		0.00%	0.70%	12.21	12.44	239,418	2,967,872	-4.17%	-3.49%	3.35%
	2010		0.00%	0.70%	12.80	12.89	112,339	1,447,377	9.62%	10.05%	1.25%
ClearBridge Variable Mid Cap Core Class I
	2014	3/24/14	0.00%	0.00%	11.34	11.34	4,722	53,539	5.91%	5.91%	1.22%
ClearBridge Variable Small Cap Growth Class I
	2014	2/20/14	0.00%	0.00%	11.03	11.03	6,820	75,211	1.22%	1.22%	0.00%
Delaware VIP Diversified Income Standard Class
	2014		0.00%	0.40%	12.33	19.66	3,175,306	55,209,108	4.90%	5.32%	2.16%
	2013		0.00%	0.70%	11.74	18.69	2,687,687	45,770,751	-1.95%	-1.26%	2.40%
	2012		0.00%	0.70%	11.91	18.95	2,415,687	41,180,237	6.45%	7.19%	2.98%
	2011		0.00%	0.70%	11.13	17.69	1,979,341	31,669,406	5.65%	6.39%	4.12%
	2010		0.00%	0.70%	15.06	16.65	1,804,385	27,470,902	7.30%	8.06%	4.60%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Emerging Markets Standard Class
	2014		0.00%	0.40%	$10.81	$29.62	2,008,346	$36,754,070	-8.43%	-8.06%	0.63%
	2013		0.00%	0.40%	11.78	32.25	1,834,671	37,791,896	9.70%	10.14%	1.69%
	2012		0.00%	0.40%	10.72	29.31	1,524,025	29,148,755	13.98%	14.44%	0.95%
	2011		0.00%	0.70%	9.38	25.64	1,242,400	21,128,096	-20.34%	-19.78%	1.87%
	2010		0.00%	0.70%	19.01	31.99	1,137,342	24,997,004	18.02%	18.49%	0.72%
Delaware VIP High Yield Standard Class
	2014		0.00%	0.40%	14.32	24.48	1,460,124	25,643,459	-0.68%	-0.29%	6.69%
	2013		0.00%	0.70%	14.39	24.57	1,360,356	25,509,675	8.45%	9.22%	7.46%
	2012		0.00%	0.70%	13.21	22.52	1,376,976	23,607,181	17.00%	17.82%	8.38%
	2011		0.00%	0.70%	11.23	19.14	1,162,557	16,229,395	1.67%	2.38%	8.29%
	2010		0.00%	0.70%	15.08	18.74	1,153,541	15,825,259	14.51%	15.32%	6.98%
Delaware VIP International Value Equity Standard Class
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.51%
	2011		0.20%	0.20%	—	—	264	2,446	0.00%	0.00%	1.24%
	2010		0.40%	0.40%	18.09	18.09	173	3,132	10.51%	10.51%	3.74%
Delaware VIP Limited-Term Diversified Income Standard Class
	2014		0.00%	0.40%	13.30	13.69	490,897	6,661,481	1.29%	1.70%	1.56%
	2013		0.00%	0.40%	13.13	13.46	668,043	8,981,544	-1.46%	-1.06%	1.56%
	2012		0.00%	0.40%	13.33	13.60	926,248	12,564,557	2.36%	2.77%	1.69%
	2011		0.00%	0.40%	13.02	13.24	607,469	8,023,315	2.50%	2.91%	1.87%
	2010		0.00%	0.40%	12.70	12.86	362,785	4,655,597	4.02%	4.44%	2.24%
Delaware VIP REIT Standard Class
	2014		0.00%	0.40%	11.48	31.02	1,375,560	27,108,303	28.94%	29.46%	1.33%
	2013		0.00%	0.70%	15.23	42.21	1,083,689	19,278,055	1.43%	2.14%	1.52%
	2012		0.00%	0.70%	14.94	41.49	1,154,059	20,067,406	16.13%	16.94%	1.40%
	2011		0.00%	0.70%	12.80	35.62	834,774	13,323,585	10.18%	10.96%	1.40%
	2010		0.00%	0.70%	11.64	32.23	880,179	13,061,425	26.10%	26.99%	2.75%
Delaware VIP Small Cap Value Standard Class
	2014		0.00%	0.70%	18.95	31.70	2,175,008	46,556,668	5.13%	5.86%	0.54%
	2013		0.00%	0.70%	17.93	45.51	1,846,233	41,436,247	32.58%	33.51%	0.72%
	2012		0.00%	0.70%	13.46	34.22	1,781,971	30,655,345	13.11%	13.90%	0.57%
	2011		0.00%	0.70%	11.84	30.17	1,542,443	23,646,619	-2.02%	-1.33%	0.51%
	2010		0.00%	0.70%	13.52	30.70	1,329,795	21,960,314	31.35%	32.27%	0.62%
Delaware VIP Smid Cap Growth Standard Class
	2014		0.00%	0.40%	22.13	30.47	626,774	15,284,258	2.74%	3.15%	0.07%
	2013		0.00%	0.40%	21.53	29.66	670,642	16,699,267	40.76%	41.32%	0.02%
	2012		0.00%	0.40%	15.29	21.07	512,295	9,133,887	10.58%	11.02%	0.20%
	2011		0.00%	0.40%	13.82	19.06	393,772	6,239,885	7.70%	8.13%	1.09%
	2010	10/8/10	0.00%	0.70%	12.82	17.69	171,626	2,570,616	13.59%	13.77%	0.00%
Delaware VIP U.S. Growth Standard Class
	2014		0.00%	0.40%	18.55	25.83	363,457	7,753,332	12.33%	12.78%	0.22%
	2013		0.00%	0.40%	16.48	22.93	325,373	6,240,422	34.22%	34.75%	0.31%
	2012		0.00%	0.40%	13.99	17.03	303,049	4,328,668	16.00%	16.23%	0.00%
	2011		0.00%	0.20%	12.03	14.67	73,138	895,199	7.41%	7.63%	0.25%
	2010		0.00%	0.40%	11.18	13.64	50,355	581,635	13.60%	13.90%	0.07%
Delaware VIP Value Standard Class
	2014		0.00%	0.40%	18.63	27.73	2,664,976	57,382,000	13.54%	13.99%	1.62%
	2013		0.00%	0.40%	16.37	24.35	2,519,451	48,789,110	33.16%	33.69%	1.71%
	2012		0.00%	0.40%	13.89	18.23	2,333,730	33,901,749	14.27%	14.73%	2.13%
	2011		0.00%	0.40%	12.11	15.90	1,335,255	16,825,463	9.10%	9.54%	1.81%
	2010		0.00%	0.40%	11.05	14.53	1,308,475	14,962,985	15.16%	15.63%	2.32%
Deutsche Alternative Asset Allocation VIP Class A
	2014		0.00%	0.00%	14.55	14.55	82,570	1,201,307	3.50%	3.50%	1.99%
	2013		0.00%	0.00%	14.06	14.06	103,312	1,452,251	0.93%	0.93%	1.84%
	2012		0.00%	0.00%	13.93	13.93	44,244	616,188	9.72%	9.72%	3.43%
	2011		0.00%	0.00%	12.69	12.69	20,050	254,495	-2.87%	-2.87%	1.46%
	2010		0.00%	0.00%	13.07	13.07	51,666	675,151	12.46%	12.46%	0.97%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Equity 500 Index VIP Class A
	2014		0.00%	0.40%	$13.08	$24.38	9,980,472	$184,471,173	12.94%	13.39%	1.93%
	2013		0.00%	0.40%	16.14	21.52	11,391,385	188,980,363	31.40%	31.93%	1.76%
	2012		0.00%	0.40%	12.28	17.33	9,035,001	148,722,696	15.24%	15.70%	1.73%
	2011		0.00%	0.40%	10.66	15.03	9,792,893	139,291,296	1.43%	1.83%	1.58%
	2010		0.00%	0.70%	10.51	14.81	10,795,660	149,382,865	13.90%	14.70%	1.86%
Deutsche Small Cap Index VIP Class A
	2014		0.00%	0.70%	17.77	30.42	6,956,115	124,473,257	4.01%	4.74%	0.97%
	2013		0.00%	0.70%	17.68	29.16	7,009,927	121,373,895	37.67%	38.64%	1.64%
	2012		0.00%	0.70%	12.78	21.43	4,656,437	97,138,873	15.44%	16.25%	0.90%
	2011		0.00%	0.70%	11.02	18.50	4,811,099	84,558,349	-5.08%	-4.41%	0.83%
	2010		0.00%	0.70%	12.30	19.42	5,171,405	96,007,107	25.51%	26.39%	0.88%
Fidelity VIP Asset Manager Service Class
	2014		0.00%	0.40%	14.53	19.75	182,376	2,566,757	5.26%	5.69%	1.38%
	2013		0.00%	0.40%	13.77	18.70	187,652	3,262,723	15.07%	15.53%	1.38%
	2012		0.00%	0.40%	11.95	16.20	251,661	3,837,313	11.98%	12.43%	1.34%
	2011		0.00%	0.40%	10.65	14.43	242,758	3,245,862	-3.08%	-2.69%	2.05%
	2010		0.00%	0.40%	13.27	14.84	211,759	2,978,267	13.69%	14.14%	1.45%
Fidelity VIP Contrafund Service Class
	2014		0.00%	0.70%	13.13	29.23	2,798,719	57,238,090	11.04%	11.82%	0.84%
	2013		0.00%	0.70%	16.28	26.25	2,947,443	58,356,299	30.23%	31.14%	1.03%
	2012		0.00%	0.70%	12.46	20.09	2,816,325	43,054,991	15.50%	16.31%	1.27%
	2011		0.00%	0.70%	10.75	17.34	2,869,074	38,366,042	-3.32%	-2.64%	0.95%
	2010		0.00%	0.70%	12.59	17.89	2,404,652	34,266,020	16.29%	17.11%	1.11%
Fidelity VIP Equity-Income Service Class
	2014		0.10%	0.40%	17.27	22.35	310,328	5,892,867	8.21%	8.54%	1.86%
	2013		0.10%	0.40%	15.92	20.59	468,450	9,575,499	27.50%	27.88%	2.17%
	2012		0.10%	0.40%	16.02	16.10	612,995	9,822,186	16.72%	17.07%	3.03%
	2011		0.10%	0.40%	13.73	13.76	657,260	9,031,948	0.46%	0.76%	2.44%
	2010		0.10%	0.40%	13.65	13.70	670,881	9,166,651	14.63%	14.97%	1.84%
Fidelity VIP Freedom 2020 Service Class
	2014		0.00%	0.40%	11.25	11.32	347,035	3,926,019	4.25%	4.66%	2.77%
	2013	6/6/13	0.00%	0.40%	10.79	10.82	116,744	1,262,464	8.42%	8.93%	1.57%
Fidelity VIP Freedom 2030 Service Class
	2014		0.00%	0.40%	11.61	11.69	314,379	3,667,321	4.44%	4.86%	2.62%
	2013	6/6/13	0.00%	0.40%	11.12	11.15	152,059	1,692,635	11.53%	12.16%	2.01%
Fidelity VIP Freedom 2040 Service Class
	2014		0.00%	0.40%	11.89	11.89	100,101	1,190,557	4.83%	4.83%	2.88%
	2013	6/6/13	0.00%	0.00%	11.35	11.35	11,241	127,541	13.88%	13.88%	2.28%
Fidelity VIP Freedom 2050 Service Class
	2014		0.00%	0.40%	11.87	11.94	104,642	1,247,213	4.40%	4.81%	3.47%
	2013	6/6/13	0.00%	0.40%	11.37	11.40	38,852	441,832	6.03%	14.42%	2.65%
Fidelity VIP Freedom Income Service Class
	2014		0.00%	0.40%	10.55	10.62	79,965	846,395	3.28%	3.69%	2.20%
	2013	6/6/13	0.00%	0.40%	10.22	10.24	51,740	529,063	2.86%	3.19%	1.21%
Fidelity VIP Growth Service Class
	2014		0.00%	0.40%	16.03	23.04	608,254	11,793,778	10.74%	11.19%	0.09%
	2013		0.00%	0.40%	14.48	20.80	628,807	11,336,882	35.66%	36.20%	0.21%
	2012		0.00%	0.40%	10.67	15.34	629,014	8,200,027	14.09%	14.54%	0.51%
	2011		0.00%	0.70%	9.35	13.44	643,569	7,411,606	-0.56%	0.14%	0.27%
	2010		0.00%	0.70%	9.38	13.48	616,177	7,088,620	23.19%	24.06%	0.11%
Fidelity VIP High Income Service Class
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.06%
	2011		0.20%	0.20%	—	—	397	4,509	0.00%	0.00%	6.60%
	2010		0.40%	0.70%	14.08	14.54	342	4,959	12.99%	13.34%	7.62%
Fidelity VIP Investment Grade Bond Service Class
	2014		0.00%	0.00%	10.30	10.30	56,124	577,857	5.75%	5.75%	2.56%
	2013	12/12/13	0.00%	0.00%	9.74	9.74	48,377	470,994	-0.19%	-0.19%	2.35%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Mid Cap Service Class
	2014		0.00%	0.70%	$17.73	$25.41	1,628,583	$34,977,206	5.46%	6.20%	0.16%
	2013		0.00%	0.70%	16.73	23.95	1,512,491	32,939,809	35.11%	36.06%	0.45%
	2012		0.00%	0.70%	12.32	17.62	1,422,886	23,085,183	13.95%	14.75%	0.50%
	2011		0.00%	0.70%	13.25	15.37	1,548,293	22,059,478	-11.34%	-10.72%	0.16%
	2010		0.00%	0.70%	14.84	17.24	1,460,689	23,662,772	27.81%	28.70%	0.28%
Fidelity VIP Overseas Service Class
	2014		0.00%	0.40%	13.20	20.92	387,238	5,754,830	-8.53%	-8.16%	1.25%
	2013		0.00%	0.70%	14.41	22.87	476,259	7,884,090	29.47%	30.38%	1.30%
	2012		0.00%	0.70%	11.07	17.61	555,605	7,084,326	19.70%	20.54%	1.95%
	2011		0.00%	0.70%	9.20	14.67	555,870	6,051,005	-17.81%	-17.23%	1.35%
	2010		0.00%	0.70%	11.97	17.79	519,986	6,956,111	12.20%	12.99%	1.44%
Franklin Income VIP Class 1
	2014		0.00%	0.35%	17.44	17.75	801,772	13,508,747	4.71%	4.92%	5.05%
	2013		0.00%	0.70%	16.04	16.92	745,628	12,569,825	13.39%	14.18%	6.23%
	2012		0.00%	0.70%	14.15	14.81	703,884	10,392,148	12.12%	12.91%	7.21%
	2011		0.00%	0.70%	12.62	13.12	549,262	7,179,261	2.00%	2.71%	6.93%
	2010		0.00%	0.70%	12.37	12.77	303,791	3,857,969	12.08%	12.87%	8.14%
Franklin Mutual Shares VIP Class 1
	2014		0.00%	0.40%	15.92	16.48	321,897	5,279,701	6.95%	7.38%	2.33%
	2013		0.00%	0.40%	14.89	15.35	318,087	4,868,394	28.01%	28.53%	2.04%
	2012		0.00%	0.40%	11.63	11.94	896,797	10,690,112	14.15%	14.61%	2.32%
	2011		0.00%	0.40%	10.19	10.42	948,713	9,867,957	-1.19%	-0.79%	2.76%
	2010		0.00%	0.40%	10.31	10.50	832,441	8,729,446	11.03%	11.47%	1.87%
Franklin Rising Dividends VIP Class 1
	2014		0.00%	0.00%	12.56	12.56	25,434	319,384	9.01%	9.01%	1.49%
	2013	6/17/13	0.00%	0.00%	11.52	11.52	8,168	94,090	12.69%	12.69%	0.00%
Franklin Small Cap Value VIP Class 2
	2014		0.00%	0.00%	12.41	12.41	5,469	67,898	0.57%	0.57%	0.71%
	2013	5/24/13	0.00%	0.00%	12.34	12.34	3,223	39,782	20.80%	20.80%	0.53%
Franklin Small-Mid Cap Growth VIP Class 1
	2014		0.00%	0.70%	16.91	26.93	175,542	3,679,966	7.04%	7.78%	0.00%
	2013		0.00%	0.70%	15.72	25.08	163,314	3,189,151	37.57%	38.50%	0.00%
	2012		0.00%	0.70%	14.01	18.18	149,930	2,156,688	10.34%	11.12%	0.00%
	2011		0.00%	0.70%	12.61	16.43	132,283	1,799,306	-5.26%	-4.59%	0.00%
	2010		0.00%	0.70%	13.21	17.29	122,575	1,761,415	27.05%	27.94%	0.00%
Franklin Small-Mid Cap Growth VIP Class 2
	2014		0.20%	0.35%	18.32	18.45	24,905	459,323	7.10%	7.26%	0.00%
	2013		0.20%	0.35%	17.10	17.20	33,704	579,579	37.68%	37.88%	0.00%
	2012		0.20%	0.35%	12.42	12.47	39,172	488,555	10.46%	10.63%	0.00%
	2011		0.20%	0.35%	11.27	11.27	16,833	189,755	-5.02%	-5.02%	0.00%
	2010		0.20%	0.70%	11.06	11.41	155,190	1,835,791	26.73%	27.11%	0.00%
Franklin U.S. Government Securities VIP Class 1
	2014		0.00%	0.40%	13.20	13.61	312,838	4,256,356	3.22%	3.64%	2.81%
	2013		0.00%	0.40%	12.79	13.13	364,321	4,782,683	-2.38%	-1.99%	3.52%
	2012		0.00%	0.40%	13.10	13.40	597,935	8,007,318	1.71%	2.12%	2.62%
	2011		0.00%	0.40%	12.88	13.12	419,213	5,497,270	5.53%	5.96%	3.58%
	2010		0.00%	0.40%	12.20	12.38	213,272	2,638,910	5.13%	5.56%	3.14%
Goldman Sachs VIT Global Markets Navigator Service Class
	2014	11/4/14	0.20%	0.20%	10.38	10.38	3,218,289	33,407,925	-0.74%	-0.74%	0.09%
Goldman Sachs VIT Mid Cap Value Service Class
	2014		0.00%	0.00%	18.80	18.80	245,956	4,624,256	13.29%	13.29%	0.88%
	2013		0.00%	0.00%	16.60	16.60	163,648	2,715,907	32.56%	32.56%	0.67%
	2012		0.00%	0.00%	12.52	12.52	110,107	1,378,548	18.19%	18.19%	1.58%
	2011	11/11/11	0.00%	0.00%	10.59	10.59	4,558	48,289	-2.52%	-2.52%	0.62%
Invesco V.I. Growth and Income Series I
	2014		0.00%	0.00%	18.00	18.00	43,037	774,844	10.28%	10.28%	2.01%
	2013		0.00%	0.00%	16.33	16.33	29,223	477,086	34.08%	34.08%	1.61%
	2012		0.00%	0.00%	12.18	12.18	15,078	183,593	14.63%	14.63%	2.14%
	2011	11/11/11	0.00%	0.00%	10.62	10.62	3,680	39,092	1.08%	1.08%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Aspen Balanced Institutional Class
	2014		0.20%	0.35%	$15.50	$15.61	184,880	$2,886,410	8.13%	8.29%	1.76%
	2013		0.20%	0.35%	14.34	14.42	189,513	2,732,215	19.73%	19.91%	1.54%
	2012		0.20%	0.35%	11.97	12.02	207,663	2,496,685	13.22%	13.39%	3.11%
	2011		0.20%	0.40%	10.60	17.43	124,994	1,327,443	1.23%	1.44%	2.46%
	2010		0.20%	0.70%	17.22	17.86	54,836	584,043	7.63%	7.95%	2.19%
Janus Aspen Balanced Service Class
	2014		0.10%	0.40%	11.86	25.27	250,282	4,061,176	7.81%	8.13%	1.55%
	2013		0.10%	0.70%	13.99	23.37	159,200	3,523,357	18.97%	19.68%	1.31%
	2012		0.10%	0.70%	18.43	19.53	183,371	3,423,502	12.58%	13.26%	2.60%
	2011		0.10%	0.70%	16.37	17.24	192,377	3,274,014	0.65%	1.25%	2.19%
	2010		0.10%	0.70%	16.27	17.03	192,661	3,242,644	7.37%	8.01%	2.70%
Janus Aspen Enterprise Institutional Class
	2014		0.20%	0.35%	20.01	20.17	262,414	5,291,845	12.18%	12.30%	0.16%
	2013		0.20%	0.35%	17.84	17.96	266,291	4,781,979	31.79%	32.11%	0.50%
	2012		0.20%	0.35%	13.54	13.59	293,132	3,984,453	16.88%	17.06%	0.00%
	2011		0.20%	0.40%	10.04	11.61	265,728	3,083,712	-1.81%	-1.62%	0.00%
	2010		0.20%	0.70%	10.22	13.20	444,205	5,207,081	24.98%	25.35%	0.07%
Janus Aspen Enterprise Service Class
	2014		0.10%	0.40%	17.94	34.89	216,533	4,279,714	11.79%	12.13%	0.03%
	2013		0.10%	0.40%	16.01	31.21	128,487	3,708,693	31.51%	31.91%	0.34%
	2012		0.10%	0.40%	21.35	23.73	140,399	3,052,238	16.52%	16.87%	0.00%
	2011		0.10%	0.40%	18.32	20.37	146,809	2,745,187	-2.04%	-1.75%	0.00%
	2010		0.10%	0.40%	18.70	20.79	152,690	2,914,963	25.02%	25.39%	0.00%
Janus Aspen Flexible Bond Institutional Class
	2014		0.20%	0.20%	12.69	12.69	5,379,711	68,259,750	4.73%	4.73%	3.47%
	2013		0.20%	0.20%	12.12	12.12	5,415,284	65,610,507	-0.34%	-0.34%	2.43%
	2012		0.20%	0.20%	12.16	12.16	5,527,861	67,199,759	8.12%	8.12%	3.49%
	2011		0.20%	0.20%	11.24	11.24	5,458,757	61,374,988	6.53%	6.53%	3.84%
	2010		0.20%	0.40%	19.93	19.93	5,435,348	57,780,210	7.54%	7.54%	5.36%
Janus Aspen Flexible Bond Service Class
	2014		0.00%	0.40%	11.33	18.22	896,380	14,396,261	4.28%	4.69%	3.06%
	2013		0.00%	0.70%	10.85	19.14	854,792	14,059,027	-1.02%	-0.32%	2.08%
	2012		0.00%	0.70%	16.38	19.28	891,196	14,778,368	7.34%	8.09%	2.86%
	2011		0.00%	0.70%	15.24	17.91	530,640	8,377,751	5.65%	6.39%	3.22%
	2010		0.00%	0.70%	14.32	16.90	618,372	9,276,558	6.98%	7.73%	3.50%
Janus Aspen Global Research Institutional Class
	2014		0.20%	0.35%	15.44	15.56	37,979	590,701	7.07%	7.23%	1.09%
	2013		0.20%	0.35%	14.42	14.51	37,976	550,839	27.98%	28.17%	1.19%
	2012		0.20%	0.35%	11.27	11.32	49,943	565,231	19.66%	19.84%	1.17%
	2011		0.20%	0.40%	8.32	9.44	28,450	267,816	-14.08%	-13.91%	0.41%
	2010		0.20%	0.70%	9.69	10.77	130,208	1,423,786	15.03%	15.37%	0.64%
Janus Aspen Global Research Service Class
	2014		0.20%	0.20%	12.25	16.75	30,622	512,965	6.97%	6.97%	0.98%
	2013		0.20%	0.20%	15.66	15.66	30,142	472,039	27.82%	27.82%	1.10%
	2012		0.20%	0.40%	13.95	13.95	32,188	394,422	19.38%	19.38%	0.80%
	2011		0.40%	0.40%	10.12	11.69	31,145	315,243	-14.33%	-14.33%	0.45%
	2010		0.40%	0.40%	11.81	13.64	36,628	432,807	15.00%	15.06%	0.49%
Janus Aspen Global Technology Service Class
	2014		0.20%	0.20%	18.66	18.66	12,399	231,403	9.13%	9.13%	0.00%
	2013		0.20%	0.20%	17.10	17.10	15,736	269,120	35.12%	35.12%	0.00%
	2012		0.20%	0.20%	12.66	12.66	17,678	223,756	18.91%	18.91%	0.00%
	2011		0.20%	0.20%	10.64	10.64	4,286	45,619	-8.84%	-8.84%	0.00%
	2010	3/29/10	0.20%	0.20%	11.68	11.68	6,322	73,824	16.77%	16.77%	0.00%
JPMIT Core Bond Class 1
	2014	5/6/14	0.00%	0.00%	10.25	10.25	20,887	214,116	2.51%	2.51%	4.07%
LVIP AQR Enhanced Global Strategies Standard Class
	2014	6/5/14	0.00%	0.00%	10.44	10.44	1,670	17,427	1.87%	1.87%	4.31%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Standard Class
	2014		0.00%	0.40%	$22.79	$25.99	12,727	$301,877	4.70%	5.12%	0.06%
	2013		0.00%	0.40%	21.68	24.82	293,697	6,378,022	39.85%	40.41%	0.49%
	2012		0.00%	0.40%	15.44	17.75	196,551	3,042,571	18.06%	18.54%	1.49%
	2011		0.00%	0.40%	13.02	15.03	148,369	1,939,564	3.88%	4.29%	0.00%
	2010		0.00%	0.40%	12.49	14.47	110,607	1,407,916	26.19%	26.70%	0.00%
LVIP Baron Growth Opportunities Service Class
	2014		0.00%	0.40%	12.73	31.99	2,018,758	45,432,335	4.44%	4.85%	0.20%
	2013		0.00%	0.70%	20.13	30.63	1,458,554	34,786,408	39.09%	40.06%	0.44%
	2012		0.00%	0.70%	14.40	27.59	1,410,732	24,345,474	17.42%	18.24%	1.19%
	2011		0.00%	0.70%	12.20	23.42	1,038,943	15,883,551	3.30%	4.02%	0.00%
	2010		0.00%	0.70%	13.01	22.61	1,300,821	19,044,407	25.50%	26.38%	0.00%
LVIP BlackRock Emerging Markets RPM Standard Class
	2014		0.00%	0.00%	9.31	9.31	858	7,980	-4.88%	-4.88%	2.18%
	2013		0.00%	0.00%	9.78	9.78	693	6,779	-7.91%	-7.91%	1.56%
	2012	10/31/12	0.00%	0.00%	10.62	10.62	389	4,134	6.62%	6.62%	1.39%
LVIP BlackRock Equity Dividend RPM Standard Class
	2014		0.00%	0.40%	14.83	15.50	192,580	2,913,965	3.08%	3.49%	1.19%
	2013		0.00%	0.40%	14.33	15.01	319,596	4,680,785	17.74%	18.21%	1.70%
	2012		0.00%	0.40%	12.12	12.72	218,063	2,693,090	16.52%	16.98%	0.75%
	2011		0.00%	0.40%	10.36	13.27	181,861	1,919,979	-2.96%	-2.57%	0.52%
	2010		0.00%	0.40%	10.64	13.67	308,830	3,462,414	17.46%	17.93%	1.20%
LVIP BlackRock Inflation Protected Bond Standard Class
	2014		0.00%	0.40%	11.53	11.53	816,126	9,405,837	3.07%	3.07%	1.97%
	2013		0.00%	0.00%	11.18	11.18	316,456	3,538,691	-8.37%	-8.37%	0.59%
	2012		0.00%	0.00%	12.20	12.20	403,404	4,923,290	6.51%	6.51%	0.00%
	2011		0.00%	0.00%	11.46	11.46	314,882	3,608,115	12.14%	12.14%	2.91%
	2010	8/12/10	0.00%	0.00%	10.22	10.22	89,856	918,152	0.48%	0.48%	1.13%
LVIP BlackRock Multi-Asset Income Standard Class
	2014	8/19/14	0.00%	0.00%	9.94	9.94	5,989	59,556	-1.97%	-1.97%	4.29%
LVIP Capital Growth Standard Class
	2014		0.00%	0.20%	16.39	16.65	18,669	308,881	11.15%	11.37%	0.19%
	2013		0.00%	0.20%	14.75	14.95	17,875	265,804	35.73%	36.00%	0.00%
	2012		0.00%	0.20%	10.87	10.99	13,490	148,152	18.82%	19.06%	0.00%
	2011		0.00%	0.20%	9.23	9.23	12,088	111,523	-9.01%	-9.01%	0.00%
	2010		0.00%	0.00%	10.15	10.15	4,573	46,397	18.95%	18.95%	0.04%
LVIP Clarion Global Real Estate Standard Class
	2014		0.00%	0.40%	10.19	15.33	740,074	7,790,900	13.44%	13.89%	2.56%
	2013		0.00%	0.40%	8.98	13.49	991,890	9,174,650	2.89%	3.31%	0.00%
	2012		0.00%	0.40%	8.73	8.93	661,388	5,950,244	24.18%	24.68%	0.00%
	2011		0.00%	0.40%	7.03	7.16	507,676	3,605,574	-9.04%	-8.67%	0.00%
	2010		0.00%	0.40%	7.73	7.84	563,229	4,391,323	17.51%	17.98%	0.00%
LVIP Columbia Small-Mid Cap Growth RPM Standard Class
	2014		0.00%	0.40%	11.71	12.07	104,606	1,258,075	-7.68%	-7.31%	0.00%
	2013		0.00%	0.40%	12.68	13.02	96,847	1,260,078	24.32%	24.82%	0.00%
	2012		0.00%	0.40%	10.20	10.43	188,201	1,962,851	6.06%	6.48%	0.00%
	2011		0.00%	0.40%	9.62	9.80	281,764	2,760,279	-7.96%	-7.59%	0.00%
	2010		0.00%	0.40%	10.45	10.60	298,296	3,162,576	26.74%	27.25%	0.00%
LVIP Delaware Bond Standard Class
	2014		0.00%	0.40%	10.22	23.74	12,197,031	162,340,862	5.55%	5.97%	2.02%
	2013		0.00%	0.70%	11.74	22.49	11,686,379	152,876,744	-2.99%	-2.31%	1.86%
	2012		0.00%	0.70%	12.04	23.11	8,816,149	142,117,324	5.86%	6.61%	2.22%
	2011		0.00%	0.70%	11.32	21.76	7,543,495	115,860,738	6.89%	7.64%	3.33%
	2010		0.00%	0.70%	13.88	20.30	7,514,103	107,305,405	7.73%	8.49%	3.31%
LVIP Delaware Diversified Floating Rate Standard Class
	2014		0.00%	0.20%	10.71	10.71	102,310	1,089,729	0.62%	0.62%	0.96%
	2013		0.00%	0.40%	10.64	10.64	121,016	1,285,046	0.75%	0.75%	0.85%
	2012		0.00%	0.00%	10.56	10.56	58,279	615,463	4.22%	4.22%	1.56%
	2011		0.00%	0.00%	10.13	10.13	42,641	432,083	-0.24%	-0.24%	2.89%
	2010	10/19/10	0.00%	0.00%	10.16	10.16	3,507	35,625	0.67%	0.67%	0.69%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Foundation Aggressive Allocation Standard Class
	2014		0.00%	0.40%	$15.00	$21.42	43,224	$817,050	3.93%	4.34%	2.45%
	2013		0.00%	0.40%	14.40	20.55	38,397	699,523	19.76%	20.24%	1.59%
	2012		0.00%	0.40%	12.00	17.11	40,917	622,773	12.84%	13.29%	1.19%
	2011		0.00%	0.40%	10.62	15.11	71,344	874,026	-2.42%	-2.03%	2.28%
	2010		0.00%	0.40%	12.39	15.44	63,750	844,396	12.03%	12.48%	2.94%
LVIP Delaware Growth and Income Standard Class
	2014		0.00%	0.40%	19.23	20.13	522,067	10,053,173	12.73%	13.18%	1.84%
	2013		0.00%	0.40%	16.99	17.82	581,856	9,945,153	32.73%	33.26%	1.89%
	2012		0.00%	0.40%	12.75	13.40	587,067	7,535,137	14.86%	15.32%	0.97%
	2011		0.00%	0.70%	11.06	11.65	29,871	339,105	0.49%	1.20%	1.17%
	2010		0.00%	0.70%	10.93	11.53	29,364	332,301	12.15%	12.94%	0.94%
LVIP Delaware Social Awareness Standard Class
	2014		0.00%	0.40%	18.90	27.33	164,683	3,440,143	14.74%	15.20%	2.20%
	2013		0.00%	0.40%	16.44	23.75	113,766	2,063,643	35.15%	35.69%	1.39%
	2012		0.00%	0.40%	12.14	17.52	106,334	1,420,318	14.82%	15.28%	0.92%
	2011		0.00%	0.40%	10.55	15.21	98,612	1,172,978	0.24%	0.64%	0.68%
	2010		0.00%	0.40%	11.36	15.13	130,907	1,592,798	11.12%	11.57%	0.64%
LVIP Delaware Special Opportunities Standard Class
	2014		0.00%	0.40%	15.20	15.67	1,563,298	24,431,055	7.20%	7.63%	1.43%
	2013		0.00%	0.40%	14.17	14.55	1,451,948	21,091,436	33.25%	33.78%	1.26%
	2012		0.00%	0.40%	10.64	10.88	1,027,906	11,153,372	14.48%	14.94%	0.72%
	2011		0.00%	0.40%	9.29	9.47	613,847	5,792,692	-5.58%	-5.20%	0.34%
	2010		0.00%	0.40%	9.84	9.98	381,164	3,802,878	30.11%	30.64%	0.69%
LVIP Dimensional Non-U.S. Equity RPM Standard Class
	2014		0.00%	0.40%	9.94	10.08	137,562	1,385,211	-7.87%	-7.50%	2.00%
	2013		0.00%	0.40%	10.90	10.90	138,909	1,512,778	15.12%	15.12%	2.68%
	2012		0.00%	0.00%	9.47	9.47	1,633	15,463	18.77%	18.77%	2.66%
	2011	6/13/11	0.00%	0.00%	7.97	7.97	1,363	10,871	-14.73%	-14.73%	0.25%
LVIP Dimensional U.S. Equity RPM Standard Class
	2014		0.00%	0.40%	14.46	14.68	349,330	5,124,644	4.28%	4.70%	0.88%
	2013		0.00%	0.40%	14.02	14.02	410,685	5,755,308	29.18%	29.18%	1.25%
	2012		0.00%	0.00%	10.85	10.85	3,508	38,065	17.41%	17.41%	1.52%
	2011	6/13/11	0.00%	0.00%	9.24	9.24	1,341	12,394	-0.96%	-0.96%	0.15%
LVIP Dimensional/Vanguard Total Bond Standard Class
	2014		0.00%	0.40%	10.95	11.11	162,096	1,798,296	4.22%	4.64%	1.65%
	2013		0.00%	0.40%	10.62	10.62	162,631	1,725,323	-2.76%	-2.76%	1.51%
	2012		0.00%	0.00%	10.92	10.92	95,609	1,043,895	3.73%	3.73%	1.98%
	2011	8/19/11	0.00%	0.00%	10.53	10.53	28,178	296,598	0.91%	0.91%	0.20%
LVIP Franklin Templeton Multi-Asset Opportunities Standard Class
	2014	6/5/14	0.00%	0.00%	10.11	10.11	4,231	42,782	-0.63%	-0.63%	5.15%
LVIP Global Income Standard Class
	2014		0.00%	0.20%	12.76	12.76	413,422	5,239,970	1.94%	1.94%	0.58%
	2013		0.00%	0.40%	12.52	12.52	433,358	5,419,008	-2.82%	-2.82%	0.26%
	2012		0.00%	0.00%	12.88	12.88	531,397	6,844,039	7.69%	7.69%	1.75%
	2011		0.00%	0.00%	11.96	11.96	200,781	2,401,226	1.09%	1.09%	6.52%
	2010		0.00%	0.00%	11.83	11.83	27,508	325,438	9.68%	9.68%	4.41%
LVIP JPMorgan High Yield Standard Class
	2014		0.00%	0.40%	14.15	14.15	1,000,166	14,151,906	2.84%	2.84%	4.70%
	2013		0.00%	0.00%	13.76	13.76	540,199	7,432,361	6.57%	6.57%	4.80%
	2012		0.00%	0.00%	12.91	12.91	444,974	5,744,957	14.92%	14.92%	4.83%
	2011		0.00%	0.00%	11.23	11.23	368,129	4,135,621	2.78%	2.78%	6.35%
	2010	8/12/10	0.00%	0.00%	10.93	10.93	72,190	789,085	6.75%	6.75%	5.71%
LVIP JPMorgan Mid Cap Value RPM Standard Class
	2014		0.00%	0.20%	14.37	14.58	39,829	580,723	7.91%	8.12%	0.66%
	2013		0.00%	0.20%	13.31	13.49	98,527	1,328,865	23.94%	24.17%	0.57%
	2012		0.00%	0.20%	10.74	10.86	22,824	247,821	13.53%	13.76%	0.00%
	2011		0.00%	0.20%	9.46	9.55	22,903	218,640	-1.97%	-1.77%	0.00%
	2010		0.00%	0.20%	9.65	9.72	4,639	45,068	24.51%	24.77%	0.10%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2010 Standard Class
	2014		0.00%	0.40%	$13.55	$13.97	540,049	$7,545,302	4.36%	4.78%	2.11%
	2013		0.00%	0.40%	12.99	13.33	377,235	5,029,250	8.49%	8.93%	1.34%
	2012		0.00%	0.40%	11.97	12.24	293,430	3,578,296	8.11%	8.54%	2.29%
	2011		0.00%	0.40%	11.07	11.28	268,093	3,014,903	0.85%	1.25%	0.76%
	2010		0.00%	0.40%	10.98	11.14	263,261	2,924,591	11.02%	11.47%	1.22%
LVIP Managed Risk Profile 2020 Standard Class
	2014		0.00%	0.40%	13.08	13.49	2,293,682	30,930,499	3.97%	4.39%	2.28%
	2013		0.00%	0.40%	12.58	12.92	1,639,769	21,180,587	10.69%	11.13%	1.59%
	2012		0.00%	0.40%	11.37	11.62	1,023,231	11,888,949	7.95%	8.38%	2.34%
	2011		0.00%	0.40%	10.53	10.73	571,650	6,128,802	-0.21%	0.19%	0.77%
	2010		0.00%	0.40%	10.55	10.70	493,119	5,268,353	11.58%	12.03%	1.07%
LVIP Managed Risk Profile 2030 Standard Class
	2014		0.00%	0.40%	12.91	13.31	1,640,802	21,844,985	3.74%	4.16%	2.57%
	2013		0.00%	0.40%	12.45	12.78	1,167,619	14,912,119	13.29%	13.74%	1.53%
	2012		0.00%	0.40%	10.99	11.24	782,304	8,780,376	7.47%	7.90%	1.70%
	2011		0.00%	0.40%	10.22	10.42	207,837	2,152,571	-0.96%	-0.56%	0.60%
	2010		0.00%	0.40%	10.32	10.47	260,783	2,719,039	12.10%	12.55%	0.87%
LVIP Managed Risk Profile 2040 Standard Class
	2014		0.00%	0.40%	12.24	12.62	987,591	12,460,643	3.07%	3.48%	2.47%
	2013		0.00%	0.40%	11.88	12.19	855,283	10,427,479	16.07%	16.53%	1.37%
	2012		0.00%	0.40%	10.23	10.46	736,623	7,707,267	6.70%	7.12%	1.46%
	2011		0.00%	0.40%	9.59	9.77	101,770	993,117	-1.85%	-1.46%	0.67%
	2010		0.00%	0.40%	9.77	9.91	76,762	759,916	13.21%	13.66%	0.80%
LVIP Managed Risk Profile 2050 Standard Class
	2014		0.00%	0.00%	11.63	11.63	134,371	1,562,760	2.94%	2.94%	2.00%
	2013		0.00%	0.00%	11.30	11.30	108,748	1,228,623	19.04%	19.04%	1.28%
	2012		0.00%	0.00%	9.49	9.49	104,753	994,219	6.01%	6.01%	0.22%
	2011	8/1/11	0.00%	0.00%	8.95	8.95	74	666	-6.01%	-6.01%	0.00%
LVIP Managed Risk Profile Conservative Standard Class
	2014		0.00%	0.40%	17.69	18.19	412,505	7,281,253	5.28%	5.70%	2.11%
	2013		0.00%	0.40%	16.74	17.25	324,319	5,432,045	9.31%	9.75%	1.96%
	2012		0.00%	0.40%	15.25	15.74	326,068	4,978,675	9.34%	9.78%	4.18%
	2011		0.00%	0.40%	13.89	14.37	279,062	3,882,690	3.27%	3.68%	2.13%
	2010		0.00%	0.40%	13.40	13.89	226,461	3,042,688	10.06%	10.50%	4.21%
LVIP Managed Risk Profile Growth Standard Class
	2014		0.00%	0.40%	15.98	16.92	324,330	5,182,556	3.06%	3.47%	1.98%
	2013		0.00%	0.40%	15.44	16.39	327,937	5,085,168	13.09%	13.55%	0.89%
	2012		0.00%	0.40%	13.60	14.46	696,645	9,500,247	8.71%	9.14%	2.70%
	2011		0.00%	0.40%	12.46	13.28	620,082	7,755,620	-0.40%	0.00%	2.33%
	2010		0.00%	0.40%	12.46	13.30	250,369	3,154,636	12.27%	12.72%	2.57%
LVIP Managed Risk Profile Moderate Standard Class
	2014		0.00%	0.40%	16.96	17.73	765,696	13,108,240	3.73%	4.15%	2.06%
	2013		0.00%	0.40%	16.28	17.06	744,715	12,235,418	11.41%	11.86%	1.76%
	2012		0.00%	0.40%	14.56	15.28	701,650	10,330,952	9.15%	9.59%	3.39%
	2011		0.00%	0.40%	13.28	13.97	608,828	8,207,829	0.76%	1.17%	1.91%
	2010		0.00%	0.40%	13.13	13.84	453,705	6,093,352	11.51%	11.96%	3.61%
LVIP MFS International Growth Standard Class
	2014		0.00%	0.20%	10.11	10.27	421,898	4,332,304	-5.24%	-5.05%	0.98%
	2013		0.00%	0.20%	10.67	10.82	448,863	4,853,339	13.38%	13.61%	0.81%
	2012		0.00%	0.40%	9.31	9.52	386,228	3,669,630	18.92%	19.40%	0.99%
	2011		0.00%	0.40%	7.83	7.97	236,530	1,881,651	-10.23%	-9.87%	2.99%
	2010		0.00%	0.40%	8.72	8.85	145,670	1,285,693	12.66%	13.11%	0.88%
LVIP MFS Value Standard Class
	2014		0.00%	0.40%	15.20	15.67	2,440,904	37,694,743	10.06%	10.51%	2.54%
	2013		0.00%	0.40%	13.81	14.18	2,326,879	32,912,728	35.42%	35.96%	2.01%
	2012		0.00%	0.40%	10.20	10.43	1,717,510	17,870,813	15.87%	16.33%	1.15%
	2011		0.00%	0.40%	8.80	8.97	1,909,140	17,086,218	-0.50%	-0.10%	1.47%
	2010		0.00%	0.40%	8.85	8.98	1,692,798	15,173,795	11.14%	11.59%	1.37%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Mid-Cap Value Standard Class
	2014		0.00%	0.40%	$14.50	$14.95	137,828	$2,057,796	7.86%	8.29%	0.35%
	2013		0.00%	0.40%	13.45	13.80	123,666	1,706,397	33.65%	34.15%	0.25%
	2012		0.00%	0.40%	10.06	10.29	149,188	1,534,592	23.62%	24.12%	0.38%
	2011		0.00%	0.40%	8.29	8.29	163,994	1,359,114	-9.32%	-9.32%	0.00%
	2010		0.00%	0.00%	9.14	9.14	120,244	1,099,305	23.90%	23.90%	0.28%
LVIP Mondrian International Value Standard Class
	2014		0.00%	0.40%	13.30	22.02	1,673,149	25,334,802	-2.93%	-2.54%	3.96%
	2013		0.00%	0.40%	13.68	24.89	1,527,925	25,567,155	21.35%	21.84%	2.93%
	2012		0.00%	0.40%	11.25	20.51	1,267,849	17,685,655	9.18%	9.62%	2.89%
	2011		0.00%	0.40%	11.29	18.78	1,402,113	17,841,237	-4.60%	-4.21%	3.06%
	2010		0.00%	0.40%	11.78	19.69	1,376,467	19,327,651	2.05%	2.46%	3.62%
LVIP Money Market Standard Class
	2014		0.00%	0.40%	9.85	11.60	10,233,942	114,809,994	-0.37%	0.03%	0.03%
	2013		0.00%	0.70%	9.88	12.57	10,017,752	113,822,458	-0.67%	0.02%	0.02%
	2012		0.00%	0.70%	9.91	12.62	9,338,056	105,865,213	-0.67%	0.03%	0.03%
	2011		0.00%	0.70%	9.95	12.67	8,803,133	100,494,784	-0.67%	0.03%	0.03%
	2010		0.00%	0.70%	11.14	12.71	12,872,009	147,384,100	-0.65%	0.05%	0.05%
LVIP Multi-Manager Global Equity RPM Standard Class
	2014	6/5/14	0.00%	0.00%	9.99	9.99	692	6,918	-2.79%	-2.79%	1.63%
LVIP PIMCO Low Duration Bond Standard Class
	2014	6/11/14	0.00%	0.00%	10.02	10.02	114,624	1,148,540	0.11%	0.11%	1.09%
LVIP SSgA Bond Index Standard Class
	2014		0.00%	0.40%	12.82	13.16	1,711,113	22,378,223	5.33%	5.75%	1.91%
	2013		0.00%	0.40%	12.17	12.45	1,460,280	18,064,217	-2.96%	-2.57%	1.94%
	2012		0.00%	0.40%	12.54	12.77	1,299,704	16,528,498	3.44%	3.85%	2.45%
	2011		0.00%	0.40%	12.12	12.30	1,214,218	14,887,570	6.97%	7.40%	3.34%
	2010		0.00%	0.40%	11.33	11.45	1,050,023	11,995,189	5.54%	5.97%	1.96%
LVIP SSgA Conservative Index Allocation Standard Class
	2014		0.00%	0.00%	13.33	13.33	55,358	737,743	4.73%	4.73%	2.16%
	2013		0.00%	0.00%	12.72	12.72	28,195	358,784	6.80%	6.80%	1.68%
	2012		0.00%	0.00%	11.91	11.91	1,569	18,691	9.10%	9.10%	3.17%
	2011	12/22/11	0.00%	0.00%	10.92	10.92	975	10,644	0.34%	0.34%	0.00%
LVIP SSgA Conservative Structured Allocation Standard Class
	2014		0.00%	0.40%	13.10	13.33	8,456	111,382	5.12%	5.54%	2.46%
	2013		0.00%	0.40%	12.46	12.63	8,067	100,893	6.64%	7.07%	2.36%
	2012		0.00%	0.40%	11.80	11.80	6,655	77,840	8.35%	8.35%	7.87%
	2011		0.00%	0.00%	10.89	10.89	194	2,108	2.80%	2.80%	0.60%
	2010	11/10/10	0.00%	0.00%	10.59	10.59	102	1,082	-0.30%	-0.30%	0.00%
LVIP SSgA Developed International 150 Standard Class
	2014		0.00%	0.20%	10.45	10.60	31,656	334,905	0.68%	0.91%	3.86%
	2013		0.00%	0.20%	10.38	10.51	19,335	203,120	20.00%	20.31%	3.04%
	2012		0.00%	0.20%	8.65	8.73	20,275	176,722	13.41%	13.64%	3.35%
	2011		0.00%	0.20%	7.63	7.68	13,063	100,202	-12.31%	-12.13%	2.65%
	2010		0.00%	0.20%	8.70	8.75	14,998	130,952	7.04%	7.26%	1.37%
LVIP SSgA Emerging Markets 100 Standard Class
	2014		0.00%	0.20%	10.81	13.58	138,464	1,852,267	-3.56%	-3.37%	2.46%
	2013		0.00%	0.40%	11.21	14.06	215,312	2,998,002	-3.22%	-2.83%	2.62%
	2012		0.00%	0.40%	14.21	14.46	156,927	2,241,617	12.20%	12.65%	3.62%
	2011		0.00%	0.40%	12.66	12.84	83,440	1,070,479	-15.28%	-14.94%	2.31%
	2010		0.00%	0.40%	14.94	15.09	108,247	1,631,897	27.26%	27.78%	1.39%
LVIP SSgA Global Tactical Allocation RPM Standard Class
	2014		0.00%	0.40%	14.39	15.54	149,090	2,149,716	3.56%	3.97%	2.30%
	2013		0.00%	0.40%	13.84	14.98	153,081	2,142,291	9.37%	9.81%	2.04%
	2012		0.00%	0.40%	12.60	13.67	171,767	2,199,508	10.71%	11.15%	3.63%
	2011		0.00%	0.40%	11.34	12.32	152,697	1,770,040	-0.18%	0.22%	1.43%
	2010		0.00%	0.40%	11.31	12.32	134,497	1,561,287	8.30%	8.74%	1.26%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA International Index Standard Class
	2014		0.00%	0.40%	$9.36	$9.61	1,295,217	$12,435,526	-6.20%	-5.84%	3.00%
	2013		0.00%	0.40%	9.98	10.21	987,287	10,073,311	20.50%	20.98%	1.64%
	2012		0.00%	0.40%	8.28	8.44	985,787	8,314,781	17.66%	18.13%	3.54%
	2011		0.00%	0.40%	7.04	7.14	183,466	1,308,921	-12.73%	-12.38%	1.38%
	2010		0.00%	0.40%	8.07	8.15	148,180	1,206,061	6.62%	7.05%	1.86%
LVIP SSgA Large Cap 100 Standard Class
	2014		0.00%	0.20%	18.63	18.88	49,128	925,712	16.49%	16.72%	1.49%
	2013		0.00%	0.20%	15.99	16.17	20,258	327,272	35.58%	35.85%	2.44%
	2012		0.00%	0.20%	11.79	11.90	16,107	191,698	12.00%	12.22%	1.78%
	2011		0.00%	0.20%	10.53	10.61	12,470	132,255	2.11%	2.32%	1.91%
	2010		0.00%	0.20%	10.31	10.37	8,034	83,248	18.95%	19.19%	0.81%
LVIP SSgA Moderate Index Allocation Standard Class
	2014		0.00%	0.00%	14.37	14.37	54,817	787,468	4.41%	4.41%	1.96%
	2013		0.00%	0.00%	13.76	13.76	50,869	699,859	12.47%	12.47%	1.72%
	2012		0.00%	0.00%	12.23	12.23	6,058	74,103	11.70%	11.70%	3.61%
	2011	9/8/11	0.00%	0.00%	10.95	10.95	805	8,820	1.89%	1.89%	0.44%
LVIP SSgA Moderate Structured Allocation Standard Class
	2014		0.00%	0.00%	14.36	14.36	10,770	154,680	5.56%	5.56%	4.91%
	2013		0.00%	0.00%	13.61	13.61	3,568	48,541	12.81%	12.81%	2.94%
	2012		0.00%	0.00%	12.06	12.06	2,133	25,723	10.54%	10.54%	4.46%
	2011		0.00%	0.00%	10.91	10.91	1,400	15,281	0.29%	0.29%	0.60%
	2010	11/10/10	0.00%	0.00%	10.88	10.88	99	1,079	-0.54%	-0.54%	0.00%
LVIP SSgA Moderately Aggressive Index Allocation Standard Class
	2014		0.00%	0.00%	14.68	14.68	25,338	372,059	4.01%	4.01%	2.96%
	2013		0.00%	0.00%	14.12	14.12	15,268	215,560	14.81%	14.81%	2.67%
	2012		0.00%	0.00%	12.30	12.30	3,871	47,604	12.86%	12.86%	3.02%
	2011		0.00%	0.00%	10.90	10.90	2,120	23,101	-2.55%	-2.55%	0.13%
	2010	11/12/10	0.00%	0.00%	11.18	11.18	166	1,858	2.39%	2.39%	0.00%
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class
	2014		0.00%	0.00%	14.92	14.92	7,736	115,443	5.28%	5.28%	2.28%
	2013		0.00%	0.00%	14.17	14.17	12,118	171,760	15.15%	15.15%	5.35%
	2012		0.00%	0.00%	12.31	12.31	1,395	17,175	11.39%	11.39%	5.80%
	2011		0.00%	0.00%	11.05	11.05	203	2,242	-1.75%	-1.75%	0.26%
	2010	11/10/10	0.00%	0.00%	11.25	11.25	49	551	1.57%	1.57%	0.00%
LVIP SSgA S&P 500 Index Standard Class
	2014		0.00%	0.40%	18.66	18.97	7,154,552	133,486,366	12.97%	13.43%	2.08%
	2013		0.00%	0.40%	16.52	16.76	6,122,015	101,304,809	31.47%	32.00%	1.68%
	2012		0.00%	0.40%	12.53	12.57	5,321,846	66,789,548	15.19%	15.65%	1.20%
	2011		0.00%	0.40%	10.83	11.06	3,032,942	32,947,959	1.44%	1.85%	0.91%
	2010		0.00%	0.40%	10.63	10.88	3,087,806	32,994,563	14.27%	14.73%	1.20%
LVIP SSgA Small-Cap Index Standard Class
	2014		0.00%	0.40%	15.05	17.58	1,443,230	22,246,457	4.26%	4.67%	0.82%
	2013		0.00%	0.40%	14.43	16.83	1,509,601	22,240,468	37.36%	37.91%	0.89%
	2012		0.00%	0.40%	10.51	10.74	1,126,974	12,029,372	15.43%	15.89%	0.64%
	2011		0.00%	0.40%	9.10	9.27	1,258,947	11,595,391	-4.94%	-4.56%	0.36%
	2010		0.00%	0.40%	9.57	9.71	1,185,036	11,448,921	25.68%	26.19%	0.60%
LVIP SSgA Small-Mid Cap 200 Standard Class
	2014		0.00%	0.40%	19.89	20.43	212,275	4,267,434	3.88%	4.30%	3.95%
	2013		0.00%	0.40%	19.15	19.59	150,454	2,941,312	33.95%	34.49%	2.74%
	2012		0.00%	0.40%	14.30	14.56	135,598	1,971,198	13.37%	13.83%	2.79%
	2011		0.00%	0.40%	12.61	12.80	124,611	1,591,006	-2.60%	-2.21%	1.41%
	2010		0.00%	0.40%	12.95	13.08	118,603	1,548,436	27.24%	27.75%	1.92%
LVIP T. Rowe Price Growth Stock Standard Class
	2014		0.00%	0.40%	16.63	18.34	1,698,409	28,865,571	8.28%	8.71%	0.00%
	2013		0.00%	0.40%	15.35	16.91	1,283,692	20,212,246	38.49%	39.05%	0.00%
	2012		0.00%	0.40%	11.09	11.34	282,745	3,201,652	17.84%	18.31%	0.00%
	2011		0.00%	0.40%	9.41	9.59	239,792	2,296,820	-2.05%	-1.65%	0.00%
	2010		0.00%	0.40%	9.61	9.75	131,623	1,282,056	16.27%	16.73%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class
	2014		0.00%	0.40%	$19.90	$29.78	844,427	$19,787,595	11.14%	11.59%	0.26%
	2013		0.00%	0.40%	17.87	26.80	643,485	13,850,939	34.26%	34.80%	0.00%
	2012		0.00%	0.40%	13.28	19.95	595,772	9,575,255	15.82%	16.30%	0.00%
	2011		0.00%	0.40%	11.44	17.23	302,900	4,326,850	-4.25%	-3.87%	0.00%
	2010		0.00%	0.40%	14.06	17.99	162,731	2,530,355	27.86%	28.37%	0.00%
LVIP Templeton Growth RPM Standard Class
	2014		0.00%	0.20%	11.44	11.62	241,583	2,806,075	-2.18%	-1.99%	1.00%
	2013		0.00%	0.40%	11.54	11.85	338,982	3,975,495	19.45%	19.93%	1.47%
	2012		0.00%	0.40%	9.67	9.88	250,474	2,449,551	20.73%	21.21%	1.92%
	2011		0.00%	0.40%	8.01	8.15	168,454	1,353,311	-3.48%	-3.09%	2.10%
	2010		0.00%	0.40%	8.29	8.42	177,729	1,477,192	6.14%	6.57%	1.95%
LVIP UBS Large Cap Growth RPM Standard Class
	2014		0.00%	0.40%	15.44	20.92	137,687	2,390,596	4.93%	5.35%	0.00%
	2013		0.00%	0.40%	12.03	19.93	156,018	2,492,633	25.00%	25.50%	0.00%
	2012		0.00%	0.40%	9.62	15.95	150,884	1,914,697	15.92%	16.39%	0.00%
	2011		0.00%	0.70%	8.30	13.76	625,215	6,785,216	-6.34%	-5.69%	0.23%
	2010		0.00%	0.70%	8.84	14.64	541,908	6,304,466	10.57%	11.35%	0.84%
LVIP Vanguard Domestic Equity ETF Standard Class
	2014		0.00%	0.00%	15.54	15.54	376,967	5,858,755	12.21%	12.21%	2.08%
	2013		0.00%	0.00%	13.85	13.85	352,730	4,885,484	30.52%	30.52%	1.87%
	2012		0.00%	0.00%	10.61	10.61	45,797	485,975	15.17%	15.17%	23.86%
	2011	10/11/11	0.00%	0.00%	9.21	9.21	306	2,819	6.53%	6.53%	0.62%
LVIP Vanguard International Equity ETF Standard Class
	2014		0.00%	0.00%	10.45	10.45	405,194	4,233,316	-4.64%	-4.64%	2.28%
	2013		0.00%	0.00%	10.96	10.96	325,093	3,561,739	14.75%	14.75%	3.01%
	2012	2/14/12	0.00%	0.00%	9.55	9.55	31,815	303,768	8.39%	8.39%	9.81%
M Capital Appreciation
	2014		0.00%	0.40%	24.97	33.07	62,153	1,889,857	11.97%	12.42%	0.00%
	2013		0.00%	0.40%	22.21	29.53	61,214	1,684,597	38.65%	39.20%	0.00%
	2012		0.00%	0.40%	15.95	21.30	61,966	1,247,511	16.96%	17.43%	0.30%
	2011		0.00%	0.40%	13.58	18.21	70,125	1,143,902	-7.59%	-7.22%	0.00%
	2010		0.00%	0.40%	14.64	19.71	57,052	1,012,559	26.50%	27.00%	0.21%
M International Equity
	2014		0.00%	0.40%	12.92	18.49	120,089	2,101,733	-7.43%	-7.06%	2.46%
	2013		0.00%	0.40%	13.90	19.98	109,239	2,056,037	15.86%	16.32%	2.56%
	2012		0.00%	0.40%	11.95	17.24	94,483	1,550,576	20.20%	20.68%	2.22%
	2011		0.00%	0.40%	9.90	14.34	80,775	1,089,341	-13.91%	-13.56%	3.34%
	2010		0.00%	0.40%	11.45	16.66	115,843	1,844,639	4.19%	4.61%	3.39%
M Large Cap Growth
	2014		0.00%	0.40%	21.43	26.49	37,649	923,370	9.77%	10.21%	0.04%
	2013		0.00%	0.40%	19.45	24.13	40,654	903,718	35.61%	36.15%	0.56%
	2012		0.00%	0.40%	14.28	14.28	43,337	709,875	19.31%	19.31%	0.06%
	2011		0.00%	0.00%	11.97	11.97	21,557	258,089	-0.80%	-0.80%	0.00%
	2010		0.00%	0.00%	12.07	12.07	15,616	188,468	23.06%	23.06%	0.38%
M Large Cap Value
	2014		0.00%	0.40%	18.40	24.99	59,061	1,449,652	9.24%	9.68%	1.15%
	2013		0.00%	0.40%	16.78	22.88	60,987	1,372,244	33.68%	34.22%	2.72%
	2012		0.00%	0.40%	12.50	12.50	64,068	1,077,867	17.29%	17.29%	1.23%
	2011		0.00%	0.00%	10.66	10.66	13,775	146,821	-4.11%	-4.11%	0.39%
	2010		0.00%	0.00%	11.12	11.12	13,146	146,126	9.27%	9.27%	0.84%
MFS VIT Core Equity Initial Class
	2014		0.10%	0.35%	18.81	24.79	138,776	2,217,135	10.86%	11.13%	0.79%
	2013		0.10%	0.40%	16.05	22.30	92,336	1,890,677	34.06%	34.47%	1.07%
	2012		0.10%	0.40%	11.97	16.59	71,261	1,125,305	15.76%	16.11%	0.91%
	2011		0.10%	0.40%	10.34	14.28	162,390	2,083,536	-1.41%	-1.12%	0.95%
	2010		0.10%	0.70%	10.49	14.45	47,632	530,852	16.39%	17.10%	0.98%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS VIT Growth Initial Class
	2014		0.00%	0.20%	$17.52	$29.06	2,538,768	$44,564,408	8.73%	8.94%	0.10%
	2013		0.00%	0.40%	16.08	26.70	2,660,380	44,921,812	36.31%	36.85%	0.23%
	2012		0.00%	0.40%	11.75	19.53	2,151,638	26,267,178	16.92%	17.39%	0.00%
	2011		0.00%	0.40%	10.01	16.69	955,794	10,059,550	-0.72%	-0.32%	0.22%
	2010		0.00%	0.40%	10.04	16.81	417,170	4,361,982	14.88%	15.34%	0.11%
MFS VIT New Discovery Initial Class
	2014	9/4/14	0.00%	0.00%	9.93	9.93	1,814	18,014	-1.69%	-1.69%	0.00%
MFS VIT Research Initial Class
	2014		0.20%	0.35%	18.40	18.53	17,570	325,541	9.82%	9.98%	0.91%
	2013		0.20%	0.35%	16.76	16.85	9,747	164,173	31.82%	32.02%	0.34%
	2012		0.20%	0.35%	12.71	12.76	8,594	109,656	16.87%	17.04%	0.85%
	2011		0.20%	0.40%	10.88	11.64	6,896	75,334	-0.86%	-0.65%	0.88%
	2010		0.20%	0.40%	11.75	11.75	6,435	71,158	15.43%	15.43%	0.99%
MFS VIT Total Return Initial Class
	2014		0.00%	0.40%	15.24	20.71	2,131,099	37,558,070	8.07%	8.50%	1.96%
	2013		0.00%	0.40%	14.10	22.07	1,642,968	26,903,930	18.57%	19.05%	1.81%
	2012		0.00%	0.40%	11.89	18.62	882,426	12,400,921	10.81%	11.26%	2.84%
	2011		0.00%	0.70%	10.75	16.80	582,641	7,709,433	1.06%	1.77%	2.66%
	2010		0.00%	0.70%	11.81	16.57	592,292	7,846,194	9.16%	9.93%	2.48%
MFS VIT Utilities Initial Class
	2014		0.00%	0.40%	18.61	43.49	887,820	16,899,557	12.28%	12.73%	2.15%
	2013		0.00%	0.40%	16.54	38.61	596,103	16,889,355	20.04%	20.52%	2.39%
	2012		0.00%	0.40%	13.75	32.07	498,208	12,265,299	13.03%	13.48%	6.80%
	2011		0.00%	0.70%	12.14	28.29	458,426	9,986,245	6.04%	6.78%	3.37%
	2010		0.00%	0.70%	15.76	26.52	398,914	8,493,122	13.01%	13.81%	2.74%
NB AMT Large Cap Value I Class
	2014		0.20%	0.20%	15.74	15.74	27,970	440,322	9.63%	9.63%	0.72%
	2013		0.20%	0.20%	14.36	14.36	30,152	432,962	30.87%	30.87%	1.08%
	2012		0.20%	0.20%	10.97	10.97	39,345	431,688	16.37%	16.37%	0.61%
	2011		0.20%	0.20%	9.43	9.43	27,735	261,505	-11.53%	-11.53%	0.00%
	2010		0.20%	0.40%	14.79	14.79	15,770	216,394	15.20%	15.20%	0.36%
NB AMT Mid Cap Growth I Class
	2014		0.00%	0.70%	19.04	30.51	345,223	7,102,760	6.83%	7.58%	0.00%
	2013		0.00%	0.70%	17.76	28.39	349,391	8,383,670	31.69%	32.61%	0.00%
	2012		0.00%	0.70%	13.44	21.43	428,745	7,712,637	11.63%	12.41%	0.00%
	2011		0.00%	0.70%	12.00	19.10	594,256	9,055,801	-0.23%	0.47%	0.00%
	2010		0.00%	0.70%	14.21	19.09	594,949	9,189,771	28.20%	29.10%	0.00%
NB AMT Mid Cap Intrinsic Value I Class
	2014		0.00%	0.70%	19.66	30.35	150,112	3,707,484	13.06%	13.84%	1.08%
	2013		0.00%	0.70%	17.27	26.77	176,257	4,153,799	36.10%	37.05%	1.26%
	2012		0.00%	0.70%	12.60	19.61	234,012	4,135,495	14.72%	15.53%	0.61%
	2011		0.00%	0.70%	10.91	17.04	254,417	3,854,118	-7.15%	-6.50%	0.62%
	2010		0.00%	0.70%	11.66	18.30	344,282	5,504,949	25.30%	26.18%	0.75%
Oppenheimer Main Street Fund/VA Non-Service Class
	2014		0.20%	0.20%	18.58	18.58	32,821	609,659	10.48%	10.48%	0.87%
	2013		0.20%	0.20%	16.81	16.81	28,088	472,247	31.51%	31.51%	1.08%
	2012		0.20%	0.20%	12.78	12.78	29,116	372,236	16.64%	16.64%	0.50%
	2011		0.20%	0.20%	10.96	10.96	16,019	175,588	-0.22%	-0.22%	0.74%
	2010		0.20%	0.40%	11.07	11.07	4,495	49,666	15.64%	15.64%	1.50%
PIMCO VIT CommodityRealReturn Strategy Administrative Class
	2014		0.00%	0.40%	7.23	10.66	859,827	9,164,013	-18.75%	-18.42%	0.36%
	2013		0.00%	0.40%	8.88	13.07	761,036	9,943,204	-15.04%	-14.70%	1.70%
	2012		0.00%	0.40%	15.10	15.32	418,189	6,405,462	4.97%	5.39%	2.73%
	2011		0.00%	0.40%	14.38	14.54	326,126	4,738,335	-7.93%	-7.56%	15.23%
	2010		0.00%	0.40%	15.73	15.73	143,958	2,262,537	24.52%	24.52%	17.01%
PIMCO VIT Total Return Administrative Class
	2014		0.00%	0.40%	10.09	10.09	112,744	1,136,844	4.28%	4.28%	1.78%
	2013	5/15/13	0.00%	0.00%	9.67	9.67	394,318	3,814,088	-2.82%	-2.82%	1.90%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
T. Rowe Price Equity Income
	2014		0.00%	0.40%	$17.32	$17.32	907,247	$15,714,628	7.38%	7.38%	1.79%
	2013		0.00%	0.00%	16.13	16.13	836,569	13,497,805	29.72%	29.72%	1.73%
	2012		0.00%	0.00%	12.44	12.44	311,937	3,879,831	17.15%	17.15%	2.33%
	2011	11/7/11	0.00%	0.00%	10.62	10.62	87,901	933,261	0.70%	0.70%	0.56%
Templeton Foreign VIP Class 2
	2014		0.20%	0.20%	12.40	12.40	44,276	548,970	-11.31%	-11.31%	1.85%
	2013		0.20%	0.20%	13.98	13.98	38,895	543,741	22.72%	22.72%	2.41%
	2012		0.20%	0.20%	11.39	11.39	36,611	417,042	18.00%	18.00%	1.99%
	2011		0.20%	0.40%	9.65	13.78	18,182	177,153	-10.99%	-10.81%	2.64%
	2010		0.20%	0.40%	15.48	15.48	143,954	1,803,325	7.97%	7.97%	1.86%
Templeton Global Bond VIP Class 1
	2014		0.00%	0.40%	12.78	21.77	581,928	10,756,960	1.71%	2.12%	4.82%
	2013		0.00%	0.40%	12.54	21.32	515,839	9,347,297	1.48%	1.89%	4.96%
	2012		0.00%	0.40%	20.28	20.92	468,299	8,652,297	14.85%	15.31%	6.27%
	2011		0.00%	0.40%	17.66	18.14	397,512	7,142,999	-1.01%	-0.61%	5.46%
	2010		0.00%	0.40%	17.84	18.25	428,553	7,753,533	14.25%	14.71%	1.49%
Templeton Growth VIP Class 1
	2014		0.00%	0.70%	15.14	21.02	141,756	1,902,541	-3.21%	-2.53%	1.58%
	2013		0.00%	0.70%	15.54	21.66	101,201	1,937,485	30.13%	31.05%	2.75%
	2012		0.00%	0.70%	11.86	16.59	136,756	1,911,987	20.55%	21.40%	2.29%
	2011		0.00%	0.70%	9.77	13.72	143,495	1,648,441	-7.45%	-6.80%	1.57%
	2010		0.00%	0.70%	10.48	14.78	141,697	1,763,070	6.99%	7.74%	1.80%
Templeton Growth VIP Class 2
	2014		0.20%	0.20%	15.04	15.04	1,658	24,949	-3.01%	-3.01%	1.72%
	2013		0.20%	0.20%	15.51	15.51	2,626	40,736	30.56%	30.56%	2.69%
	2012		0.20%	0.20%	11.88	11.88	2,702	32,097	20.83%	20.83%	0.89%
	2011		0.20%	0.20%	9.83	9.83	697	6,850	-7.16%	-7.16%	2.27%
	2010		0.20%	0.40%	15.87	15.87	4,760	51,989	6.96%	6.96%	1.26%
Wells Fargo Advantage VT Discovery Class 2
	2014	2/20/14	0.00%	0.00%	10.61	10.61	4,193	44,511	-1.55%	-1.55%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2014:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ABVPSF Global Thematic Growth Class A	$288,553	$398,894
ABVPSF Growth and Income Class A	480,313	900,260
ABVPSF International Value Class A	513,073	187,181
ABVPSF Large Cap Growth Class A	162,480	243,413
ABVPSF Small/Mid Cap Value Class A	7,492,597	4,821,219
American Century VP Income & Growth Class I	304,708	434,323
American Century VP Inflation Protection Class II	3,362,977	6,393,893
American Century VP International Class I	1,049,685	439,650
American Funds Bond Class 2	21,221	14,394
American Funds Global Growth Class 2	5,329,448	7,232,793
American Funds Global Small Capitalization Class 2	2,060,695	2,043,444
American Funds Growth Class 2	8,851,096	11,069,356
American Funds Growth-Income Class 2	2,672,643	2,496,945
American Funds High-Income Bond Class 2	1,937,996	3,122,519
American Funds International Class 2	16,814,734	11,982,601
American Funds U.S. Government/AAA-Rated Securities Class 2	1,696,334	3,833,421
BlackRock Equity Dividend V.I. Class I	76,569	16,887
BlackRock Global Allocation V.I. Class I	4,715,188	2,949,988
ClearBridge Variable Mid Cap Core Class I	87,752	32,518
ClearBridge Variable Small Cap Growth Class I	135,212	54,515
Delaware VIP Diversified Income Standard Class	14,411,175	6,090,669
Delaware VIP Emerging Markets Standard Class	10,070,528	7,414,738
Delaware VIP High Yield Standard Class	11,320,475	8,380,887
Delaware VIP Limited-Term Diversified Income Standard Class	7,056,263	9,400,750
Delaware VIP REIT Standard Class	8,781,865	6,773,166
Delaware VIP Small Cap Value Standard Class	13,296,042	7,390,728
Delaware VIP Smid Cap Growth Standard Class	5,614,933	5,220,983
Delaware VIP U.S. Growth Standard Class	2,671,702	1,512,052
Delaware VIP Value Standard Class	7,742,077	5,128,012
Deutsche Alternative Asset Allocation VIP Class A	540,797	810,569
Deutsche Equity 500 Index VIP Class A	14,937,115	32,546,556
Deutsche Small Cap Index VIP Class A	17,073,544	12,623,629
Fidelity VIP Asset Manager Service Class	601,825	1,334,906
Fidelity VIP Contrafund Service Class	9,002,413	14,531,179
Fidelity VIP Equity-Income Service Class	1,257,049	5,478,268
Fidelity VIP Freedom 2020 Service Class	3,478,553	608,754
Fidelity VIP Freedom 2030 Service Class	2,280,635	246,529
Fidelity VIP Freedom 2040 Service Class	1,203,401	102,733
Fidelity VIP Freedom 2050 Service Class	918,128	105,631
Fidelity VIP Freedom Income Service Class	478,231	161,820
Fidelity VIP Growth Service Class	1,426,306	2,134,803
Fidelity VIP Investment Grade Bond Service Class	221,404	128,718
Fidelity VIP Mid Cap Service Class	13,952,465	13,995,934
Fidelity VIP Overseas Service Class	1,166,726	2,699,014
Franklin Income VIP Class 1	1,482,538	490,576
Franklin Mutual Shares VIP Class 1	1,919,503	1,652,892
Franklin Rising Dividends VIP Class 1	257,067	49,375
Franklin Small Cap Value VIP Class 2	83,711	39,676
Franklin Small-Mid Cap Growth VIP Class 1	1,412,304	560,040
Franklin Small-Mid Cap Growth VIP Class 2	101,922	158,943
Franklin U.S. Government Securities VIP Class 1	1,352,629	1,812,109
Goldman Sachs VIT Global Markets Navigator Service Class	33,964,993	31,252
Goldman Sachs VIT Mid Cap Value Service Class	2,410,693	106,015
Invesco V.I. Growth and Income Series I	364,394	43,996
Janus Aspen Balanced Institutional Class	383,099	334,906
Janus Aspen Balanced Service Class	797,324	346,741
Janus Aspen Enterprise Institutional Class	492,433	229,811

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Janus Aspen Enterprise Service Class	$1,015,488	$621,172
Janus Aspen Flexible Bond Institutional Class	2,646,819	882,139
Janus Aspen Flexible Bond Service Class	1,348,079	1,225,896
Janus Aspen Global Research Institutional Class	33,498	29,383
Janus Aspen Global Research Service Class	25,918	15,096
Janus Aspen Global Technology Service Class	17,806	60,571
JPMIT Core Bond Class 1	258,470	40,646
LVIP AQR Enhanced Global Strategies Standard Class	38,119	19,966
LVIP Baron Growth Opportunities Standard Class	747,335	6,701,306
LVIP Baron Growth Opportunities Service Class	14,423,623	5,574,325
LVIP BlackRock Emerging Markets RPM Standard Class	28,750	26,601
LVIP BlackRock Equity Dividend RPM Standard Class	1,256,029	3,244,969
LVIP BlackRock Inflation Protected Bond Standard Class	22,563,322	16,515,644
LVIP BlackRock Multi-Asset Income Standard Class	61,969	129
LVIP Capital Growth Standard Class	54,196	40,401
LVIP Clarion Global Real Estate Standard Class	1,778,496	3,954,834
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	463,367	394,700
LVIP Delaware Bond Standard Class	42,431,321	34,723,884
LVIP Delaware Diversified Floating Rate Standard Class	879,177	1,065,786
LVIP Delaware Foundation Aggressive Allocation Standard Class	165,742	60,434
LVIP Delaware Growth and Income Standard Class	2,946,091	3,237,757
LVIP Delaware Social Awareness Standard Class	1,389,046	159,225
LVIP Delaware Special Opportunities Standard Class	7,818,755	4,200,346
LVIP Dimensional Non-U.S. Equity RPM Standard Class	430,394	428,766
LVIP Dimensional U.S. Equity RPM Standard Class	935,403	1,903,306
LVIP Dimensional/Vanguard Total Bond Standard Class	753,114	754,187
LVIP Franklin Templeton Multi-Asset Opportunities Standard Class	56,131	12,499
LVIP Global Income Standard Class	1,463,356	1,654,458
LVIP Goldman Sachs Income Builder Standard Class	2,551	2,562
LVIP JPMorgan High Yield Standard Class	15,218,266	9,522,805
LVIP JPMorgan Mid Cap Value RPM Standard Class	491,742	1,040,172
LVIP Managed Risk Profile 2010 Standard Class	3,353,985	935,362
LVIP Managed Risk Profile 2020 Standard Class	12,769,305	3,114,752
LVIP Managed Risk Profile 2030 Standard Class	10,782,607	3,612,266
LVIP Managed Risk Profile 2040 Standard Class	3,205,327	1,234,379
LVIP Managed Risk Profile 2050 Standard Class	1,035,281	471,517
LVIP Managed Risk Profile Conservative Standard Class	3,538,198	1,703,180
LVIP Managed Risk Profile Growth Standard Class	1,011,869	1,025,331
LVIP Managed Risk Profile Moderate Standard Class	3,272,293	2,221,500
LVIP MFS International Growth Standard Class	1,918,208	1,589,315
LVIP MFS Value Standard Class	9,864,205	7,455,250
LVIP Mid-Cap Value Standard Class	896,000	679,719
LVIP Mondrian International Value Standard Class	5,222,046	4,329,275
LVIP Money Market Standard Class	102,666,810	99,946,220
LVIP Multi-Manager Global Equity RPM Standard Class	13,336	6,409
LVIP PIMCO Low Duration Bond Standard Class	1,183,001	21,401
LVIP SSgA Bond Index Standard Class	10,235,821	6,654,307
LVIP SSgA Conservative Index Allocation Standard Class	386,311	19,625
LVIP SSgA Conservative Structured Allocation Standard Class	16,792	8,075
LVIP SSgA Developed International 150 Standard Class	213,911	61,714
LVIP SSgA Emerging Markets 100 Standard Class	912,271	1,920,332
LVIP SSgA Global Tactical Allocation RPM Standard Class	644,646	568,670
LVIP SSgA International Index Standard Class	8,051,208	4,374,766
LVIP SSgA Large Cap 100 Standard Class	2,814,646	2,379,870
LVIP SSgA Moderate Index Allocation Standard Class	384,399	282,419
LVIP SSgA Moderate Structured Allocation Standard Class	111,141	1,781
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	307,989	150,445
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	91,012	154,055
LVIP SSgA S&P 500 Index Standard Class	43,343,087	30,053,053
LVIP SSgA Small-Cap Index Standard Class	9,928,739	10,317,388
LVIP SSgA Small-Mid Cap 200 Standard Class	2,339,173	874,365

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP T. Rowe Price Growth Stock Standard Class	$10,091,174	$3,538,452
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	7,926,229	3,241,389
LVIP Templeton Growth RPM Standard Class	1,394,121	2,483,269
LVIP UBS Large Cap Growth RPM Standard Class	1,361,783	1,663,945
LVIP Vanguard Domestic Equity ETF Standard Class	6,521,971	1,439,794
LVIP Vanguard International Equity ETF Standard Class	1,381,926	312,531
M Capital Appreciation	430,381	258,312
M International Equity	311,758	63,153
M Large Cap Growth	160,467	116,810
M Large Cap Value	199,530	83,552
MFS VIT Core Equity Initial Class	402,254	287,567
MFS VIT Growth Initial Class	12,886,098	12,971,872
MFS VIT New Discovery Initial Class	20,094	2,339
MFS VIT Research Initial Class	163,388	6,341
MFS VIT Total Return Initial Class	12,308,961	2,538,399
MFS VIT Utilities Initial Class	5,510,060	6,520,034
NB AMT Large Cap Value I Class	51,811	82,837
NB AMT Mid Cap Growth I Class	4,547,640	3,182,036
NB AMT Mid Cap Intrinsic Value I Class	975,001	1,780,316
Oppenheimer Main Street Fund/VA Non-Service Class	105,821	10,521
PIMCO VIT CommodityRealReturn Strategy Administrative Class	3,383,388	2,026,821
PIMCO VIT Total Return Administrative Class	2,274,354	4,934,877
T. Rowe Price Equity Income	4,102,688	2,663,972
Templeton Foreign VIP Class 2	140,566	57,438
Templeton Global Bond VIP Class 1	4,910,764	3,108,949
Templeton Growth VIP Class 1	459,638	419,275
Templeton Growth VIP Class 2	10,946	25,618
Wells Fargo Advantage VT Discovery Class 2	63,291	13,236

5. Investments

The following is a summary of investments owned at December 31, 2014:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ABVPSF Global Thematic Growth Class A	63,365	$21.80	$1,381,356	$1,134,397
ABVPSF Growth and Income Class A	104,122	30.04	3,127,833	2,159,139
ABVPSF International Value Class A	130,790	13.53	1,769,583	1,836,876
ABVPSF Large Cap Growth Class A	14,934	48.83	729,210	594,836
ABVPSF Small/Mid Cap Value Class A	910,398	21.95	19,983,237	17,552,670
American Century VP Income & Growth Class I	476,419	10.11	4,816,601	3,225,134
American Century VP Inflation Protection Class II	1,327,866	10.39	13,796,531	14,758,555
American Century VP International Class I	330,040	9.98	3,293,802	3,001,011
American Funds Bond Class 2	2,864	10.95	31,362	30,918
American Funds Global Growth Class 2	461,192	27.30	12,590,536	11,588,425
American Funds Global Small Capitalization Class 2	461,473	25.64	11,832,161	9,733,187
American Funds Growth Class 2	506,974	79.84	40,476,842	30,784,945
American Funds Growth-Income Class 2	266,264	52.41	13,954,871	10,544,454
American Funds High-Income Bond Class 2	836,233	10.41	8,705,183	9,155,521
American Funds International Class 2	3,797,338	20.29	77,047,995	70,483,095
American Funds U.S. Government/AAA-Rated Securities Class 2	750,255	12.29	9,220,641	9,309,550
BlackRock Equity Dividend V.I. Class I	5,265	10.90	57,392	59,665
BlackRock Global Allocation V.I. Class I	300,881	16.23	4,883,305	5,197,278
ClearBridge Variable Mid Cap Core Class I	2,858	18.73	53,539	54,974
ClearBridge Variable Small Cap Growth Class I	3,357	22.40	75,202	78,684
Delaware VIP Diversified Income Standard Class	5,109,852	10.84	55,390,792	54,523,788
Delaware VIP Emerging Markets Standard Class	1,897,764	19.54	37,082,311	37,700,002
Delaware VIP High Yield Standard Class	4,522,202	5.67	25,640,884	26,699,757
Delaware VIP Limited-Term Diversified Income Standard Class	697,881	9.87	6,888,085	6,919,994
Delaware VIP REIT Standard Class	1,757,009	15.50	27,233,641	21,716,190

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Delaware VIP Small Cap Value Standard Class	1,169,502	$40.23	$47,049,070	$40,240,771
Delaware VIP Smid Cap Growth Standard Class	537,983	30.20	16,247,074	14,070,453
Delaware VIP U.S. Growth Standard Class	564,194	13.75	7,757,663	6,208,870
Delaware VIP Value Standard Class	1,996,611	29.24	58,380,903	40,731,986
Deutsche Alternative Asset Allocation VIP Class A	86,440	13.88	1,199,781	1,185,308
Deutsche Equity 500 Index VIP Class A	9,038,165	20.41	184,468,953	148,589,209
Deutsche Small Cap Index VIP Class A	7,186,707	17.32	124,473,771	108,246,003
Fidelity VIP Asset Manager Service Class	150,720	17.03	2,566,771	2,510,609
Fidelity VIP Contrafund Service Class	1,548,439	37.23	57,648,400	44,984,545
Fidelity VIP Equity-Income Service Class	243,709	24.18	5,892,892	5,562,108
Fidelity VIP Freedom 2020 Service Class	311,510	12.74	3,968,639	3,947,983
Fidelity VIP Freedom 2030 Service Class	282,811	12.99	3,673,713	3,600,765
Fidelity VIP Freedom 2040 Service Class	65,147	18.64	1,214,346	1,221,743
Fidelity VIP Freedom 2050 Service Class	74,090	16.83	1,246,930	1,243,068
Fidelity VIP Freedom Income Service Class	76,736	11.03	846,400	843,229
Fidelity VIP Growth Service Class	186,260	63.32	11,794,000	8,833,565
Fidelity VIP Investment Grade Bond Service Class	45,644	12.66	577,857	581,522
Fidelity VIP Mid Cap Service Class	937,909	37.44	35,115,306	31,035,337
Fidelity VIP Overseas Service Class	308,700	18.63	5,751,086	5,439,282
Franklin Income VIP Class 1	819,518	16.48	13,505,664	12,820,171
Franklin Mutual Shares VIP Class 1	232,944	22.91	5,336,739	4,415,046
Franklin Rising Dividends VIP Class 1	10,779	29.63	319,381	295,983
Franklin Small Cap Value VIP Class 2	2,110	22.32	47,096	48,536
Franklin Small-Mid Cap Growth VIP Class 1	148,778	24.95	3,712,023	3,381,348
Franklin Small-Mid Cap Growth VIP Class 2	19,496	23.56	459,326	408,646
Franklin U.S. Government Securities VIP Class 1	358,797	13.00	4,664,364	4,795,132
Goldman Sachs VIT Global Markets Navigator Service Class	2,826,405	11.82	33,408,109	33,933,709
Goldman Sachs VIT Mid Cap Value Service Class	265,462	17.45	4,632,314	4,500,861
Invesco V.I. Growth and Income Series I	30,343	25.15	763,118	720,363
Janus Aspen Balanced Institutional Class	91,837	31.43	2,886,426	2,582,385
Janus Aspen Balanced Service Class	123,177	32.97	4,061,137	3,768,083
Janus Aspen Enterprise Institutional Class	85,684	61.76	5,291,874	3,290,011
Janus Aspen Enterprise Service Class	72,218	59.26	4,279,634	3,828,955
Janus Aspen Flexible Bond Institutional Class	5,697,840	11.98	68,260,124	71,297,106
Janus Aspen Flexible Bond Service Class	1,109,124	12.98	14,396,435	14,735,501
Janus Aspen Global Research Institutional Class	14,251	41.45	590,704	418,418
Janus Aspen Global Research Service Class	12,582	40.77	512,968	383,767
Janus Aspen Global Technology Service Class	27,033	8.56	231,404	164,891
JPMIT Core Bond Class 1	19,135	11.19	214,116	216,914
LVIP AQR Enhanced Global Strategies Standard Class	1,700	10.25	17,427	17,848
LVIP Baron Growth Opportunities Standard Class	6,313	47.82	301,878	219,224
LVIP Baron Growth Opportunities Service Class	976,564	47.03	45,931,721	37,224,857
LVIP BlackRock Emerging Markets RPM Standard Class	854	9.35	7,980	9,131
LVIP BlackRock Equity Dividend RPM Standard Class	163,660	17.81	2,913,967	2,558,335
LVIP BlackRock Inflation Protected Bond Standard Class	916,926	10.35	9,490,180	9,703,527
LVIP BlackRock Multi-Asset Income Standard Class	6,140	9.70	59,556	61,839
LVIP Capital Growth Standard Class	7,373	41.89	308,882	211,124
LVIP Clarion Global Real Estate Standard Class	807,583	9.73	7,859,398	6,531,760
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	99,697	12.64	1,260,071	1,120,802
LVIP Delaware Bond Standard Class	11,797,253	13.90	164,017,215	164,818,326
LVIP Delaware Diversified Floating Rate Standard Class	108,365	10.06	1,089,829	1,102,779
LVIP Delaware Foundation Aggressive Allocation Standard Class	51,292	15.93	817,131	673,219
LVIP Delaware Growth and Income Standard Class	235,592	44.35	10,448,980	8,710,147
LVIP Delaware Social Awareness Standard Class	74,437	46.22	3,440,413	2,858,571
LVIP Delaware Special Opportunities Standard Class	604,647	41.90	25,337,140	23,090,204
LVIP Dimensional Non-U.S. Equity RPM Standard Class	154,577	9.40	1,453,489	1,500,443
LVIP Dimensional U.S. Equity RPM Standard Class	377,793	14.16	5,348,416	4,617,285
LVIP Dimensional/Vanguard Total Bond Standard Class	170,983	10.52	1,798,395	1,796,538
LVIP Franklin Templeton Multi-Asset Opportunities Standard Class	4,305	9.94	42,782	43,561
LVIP Global Income Standard Class	472,537	11.56	5,460,639	5,529,785
LVIP JPMorgan High Yield Standard Class	1,158,727	11.08	12,841,007	13,317,490

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP JPMorgan Mid Cap Value RPM Standard Class	58,732	$15.62	$917,504	$809,283
LVIP Managed Risk Profile 2010 Standard Class	612,849	12.45	7,628,740	7,033,928
LVIP Managed Risk Profile 2020 Standard Class	2,635,760	12.11	31,919,048	29,924,604
LVIP Managed Risk Profile 2030 Standard Class	1,858,387	12.17	22,624,001	21,534,708
LVIP Managed Risk Profile 2040 Standard Class	1,084,812	11.66	12,644,569	11,465,163
LVIP Managed Risk Profile 2050 Standard Class	165,383	9.89	1,635,469	1,685,492
LVIP Managed Risk Profile Conservative Standard Class	533,279	13.94	7,436,048	6,903,595
LVIP Managed Risk Profile Growth Standard Class	384,681	13.47	5,183,197	4,652,240
LVIP Managed Risk Profile Moderate Standard Class	969,980	14.11	13,685,442	11,885,633
LVIP MFS International Growth Standard Class	357,701	13.69	4,898,354	4,587,624
LVIP MFS Value Standard Class	1,035,974	37.27	38,608,687	29,728,979
LVIP Mid-Cap Value Standard Class	89,681	22.96	2,059,444	1,520,619
LVIP Mondrian International Value Standard Class	1,498,308	16.94	25,384,333	24,822,299
LVIP Money Market Standard Class	11,052,586	10.00	110,525,856	110,525,877
LVIP Multi-Manager Global Equity RPM Standard Class	704	9.83	6,918	6,948
LVIP PIMCO Low Duration Bond Standard Class	115,559	9.94	1,148,540	1,161,595
LVIP SSgA Bond Index Standard Class	1,976,502	11.43	22,581,530	22,207,613
LVIP SSgA Conservative Index Allocation Standard Class	60,175	12.26	737,743	718,090
LVIP SSgA Conservative Structured Allocation Standard Class	9,378	11.88	111,383	105,647
LVIP SSgA Developed International 150 Standard Class	37,537	9.08	340,728	340,406
LVIP SSgA Emerging Markets 100 Standard Class	204,481	9.29	1,899,222	2,083,687
LVIP SSgA Global Tactical Allocation RPM Standard Class	188,403	11.98	2,256,874	2,076,297
LVIP SSgA International Index Standard Class	1,503,040	8.66	13,011,821	13,060,092
LVIP SSgA Large Cap 100 Standard Class	58,021	15.95	925,663	883,646
LVIP SSgA Moderate Index Allocation Standard Class	61,883	13.16	814,317	775,059
LVIP SSgA Moderate Structured Allocation Standard Class	12,228	12.65	154,680	153,539
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	27,807	13.38	372,059	367,550
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	8,918	12.95	115,443	114,970
LVIP SSgA S&P 500 Index Standard Class	8,592,184	14.65	125,884,092	97,781,740
LVIP SSgA Small-Cap Index Standard Class	839,648	26.99	22,662,103	18,454,683
LVIP SSgA Small-Mid Cap 200 Standard Class	285,157	14.91	4,251,118	3,958,831
LVIP T. Rowe Price Growth Stock Standard Class	935,750	31.18	29,176,695	23,041,377
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	902,566	22.08	19,927,758	16,371,842
LVIP Templeton Growth RPM Standard Class	86,885	32.85	2,853,730	2,702,807
LVIP UBS Large Cap Growth RPM Standard Class	76,780	31.14	2,390,609	1,842,080
LVIP Vanguard Domestic Equity ETF Standard Class	415,895	14.75	6,133,627	5,642,234
LVIP Vanguard International Equity ETF Standard Class	453,692	9.60	4,353,175	4,379,099
M Capital Appreciation	62,537	30.22	1,889,872	1,568,284
M International Equity	176,174	11.93	2,101,753	2,186,849
M Large Cap Growth	38,554	23.95	923,377	766,613
M Large Cap Value	108,508	13.36	1,449,667	1,233,095
MFS VIT Core Equity Initial Class	85,242	26.01	2,217,146	1,919,968
MFS VIT Growth Initial Class	1,167,910	39.75	46,424,423	38,186,328
MFS VIT New Discovery Initial Class	1,104	16.32	18,014	17,628
MFS VIT Research Initial Class	11,183	29.11	325,543	273,962
MFS VIT Total Return Initial Class	1,552,746	24.31	37,747,252	34,001,307
MFS VIT Utilities Initial Class	505,481	33.96	17,166,139	15,961,051
NB AMT Large Cap Value I Class	26,865	16.39	440,324	304,816
NB AMT Mid Cap Growth I Class	289,910	24.50	7,102,790	7,783,100
NB AMT Mid Cap Intrinsic Value I Class	207,051	17.87	3,699,996	3,056,001
Oppenheimer Main Street Fund/VA Non-Service Class	18,139	33.61	609,662	441,739
PIMCO VIT CommodityRealReturn Strategy Administrative Class	1,904,569	4.86	9,256,205	12,962,234
PIMCO VIT Total Return Administrative Class	101,504	11.20	1,136,845	1,131,885
T. Rowe Price Equity Income	524,738	30.02	15,752,644	13,052,307
Templeton Foreign VIP Class 2	36,477	15.05	548,973	510,246
Templeton Global Bond VIP Class 1	587,057	18.56	10,895,773	11,115,848
Templeton Growth VIP Class 1	128,191	14.85	1,903,635	1,794,882
Templeton Growth VIP Class 2	1,708	14.61	24,949	21,322
Wells Fargo Advantage VT Discovery Class 2	1,449	30.71	44,511	49,394

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class A	17,657	(24,567)	(6,910)
ABVPSF Growth and Income Class A	24,565	(43,951)	(19,386)
ABVPSF International Value Class A	47,632	(20,353)	27,279
ABVPSF Large Cap Growth Class A	9,741	(13,883)	(4,142)
ABVPSF Small/Mid Cap Value Class A	255,949	(204,858)	51,091
American Century VP Income & Growth Class I	11,184	(22,951)	(11,767)
American Century VP Inflation Protection Class II	220,323	(434,981)	(214,658)
American Century VP International Class I	66,213	(25,198)	41,015
American Funds Bond Class 2	2,042	(1,425)	617
American Funds Global Growth Class 2	314,497	(426,770)	(112,273)
American Funds Global Small Capitalization Class 2	131,165	(109,878)	21,287
American Funds Growth Class 2	432,189	(562,247)	(130,058)
American Funds Growth-Income Class 2	131,974	(141,500)	(9,526)
American Funds High-Income Bond Class 2	141,224	(156,475)	(15,251)
American Funds International Class 2	1,097,254	(686,408)	410,846
American Funds U.S. Government/AAA-Rated Securities Class 2	117,800	(266,895)	(149,095)
BlackRock Equity Dividend V.I. Class I	6,115	(1,443)	4,672
BlackRock Global Allocation V.I. Class I	265,702	(184,947)	80,755
ClearBridge Variable Mid Cap Core Class I	7,632	(2,910)	4,722
ClearBridge Variable Small Cap Growth Class I	11,827	(5,007)	6,820
Delaware VIP Diversified Income Standard Class	843,395	(355,776)	487,619
Delaware VIP Emerging Markets Standard Class	596,057	(422,382)	173,675
Delaware VIP High Yield Standard Class	582,898	(483,130)	99,768
Delaware VIP Limited-Term Diversified Income Standard Class	516,600	(693,746)	(177,146)
Delaware VIP REIT Standard Class	636,143	(344,272)	291,871
Delaware VIP Small Cap Value Standard Class	627,633	(298,858)	328,775
Delaware VIP Smid Cap Growth Standard Class	188,569	(232,437)	(43,868)
Delaware VIP U.S. Growth Standard Class	107,697	(69,613)	38,084
Delaware VIP Value Standard Class	387,726	(242,201)	145,525
Deutsche Alternative Asset Allocation VIP Class A	34,522	(55,264)	(20,742)
Deutsche Equity 500 Index VIP Class A	405,999	(1,816,912)	(1,410,913)
Deutsche Small Cap Index VIP Class A	652,051	(705,863)	(53,812)
Fidelity VIP Asset Manager Service Class	66,301	(71,577)	(5,276)
Fidelity VIP Contrafund Service Class	585,508	(734,232)	(148,724)
Fidelity VIP Equity-Income Service Class	134,765	(292,887)	(158,122)
Fidelity VIP Freedom 2020 Service Class	288,847	(58,556)	230,291
Fidelity VIP Freedom 2030 Service Class	184,503	(22,183)	162,320
Fidelity VIP Freedom 2040 Service Class	99,572	(10,712)	88,860
Fidelity VIP Freedom 2050 Service Class	74,691	(8,901)	65,790
Fidelity VIP Freedom Income Service Class	43,577	(15,352)	28,225
Fidelity VIP Growth Service Class	111,449	(132,002)	(20,553)
Fidelity VIP Investment Grade Bond Service Class	20,486	(12,739)	7,747
Fidelity VIP Mid Cap Service Class	746,300	(630,208)	116,092
Fidelity VIP Overseas Service Class	75,391	(164,412)	(89,021)
Franklin Income VIP Class 1	85,970	(29,826)	56,144
Franklin Mutual Shares VIP Class 1	110,783	(106,973)	3,810
Franklin Rising Dividends VIP Class 1	21,467	(4,201)	17,266
Franklin Small Cap Value VIP Class 2	5,659	(3,413)	2,246
Franklin Small-Mid Cap Growth VIP Class 1	39,010	(26,782)	12,228
Franklin Small-Mid Cap Growth VIP Class 2	493	(9,292)	(8,799)
Franklin U.S. Government Securities VIP Class 1	90,460	(141,943)	(51,483)
Goldman Sachs VIT Global Markets Navigator Service Class	3,220,879	(2,590)	3,218,289
Goldman Sachs VIT Mid Cap Value Service Class	88,792	(6,484)	82,308
Invesco V.I. Growth and Income Series I	16,379	(2,565)	13,814
Janus Aspen Balanced Institutional Class	17,537	(22,170)	(4,633)
Janus Aspen Balanced Service Class	105,902	(14,820)	91,082
Janus Aspen Enterprise Institutional Class	8,022	(11,899)	(3,877)
Janus Aspen Enterprise Service Class	108,565	(20,519)	88,046
Janus Aspen Flexible Bond Institutional Class	24,418	(59,991)	(35,573)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Aspen Flexible Bond Service Class	113,188	(71,600)	41,588
Janus Aspen Global Research Institutional Class	1,894	(1,891)	3
Janus Aspen Global Research Service Class	1,339	(859)	480
Janus Aspen Global Technology Service Class	244	(3,581)	(3,337)
JPMIT Core Bond Class 1	24,906	(4,019)	20,887
LVIP AQR Enhanced Global Strategies Standard Class	3,625	(1,955)	1,670
LVIP Baron Growth Opportunities Standard Class	34,737	(315,707)	(280,970)
LVIP Baron Growth Opportunities Service Class	808,028	(247,824)	560,204
LVIP BlackRock Emerging Markets RPM Standard Class	2,961	(2,796)	165
LVIP BlackRock Equity Dividend RPM Standard Class	81,376	(208,392)	(127,016)
LVIP BlackRock Inflation Protected Bond Standard Class	1,933,861	(1,434,191)	499,670
LVIP BlackRock Multi-Asset Income Standard Class	6,002	(13)	5,989
LVIP Capital Growth Standard Class	3,400	(2,606)	794
LVIP Clarion Global Real Estate Standard Class	158,277	(410,093)	(251,816)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	38,460	(30,701)	7,759
LVIP Delaware Bond Standard Class	3,035,398	(2,524,746)	510,652
LVIP Delaware Diversified Floating Rate Standard Class	80,941	(99,647)	(18,706)
LVIP Delaware Foundation Aggressive Allocation Standard Class	7,821	(2,994)	4,827
LVIP Delaware Growth and Income Standard Class	123,674	(183,463)	(59,789)
LVIP Delaware Social Awareness Standard Class	59,141	(8,224)	50,917
LVIP Delaware Special Opportunities Standard Class	423,810	(312,460)	111,350
LVIP Dimensional Non-U.S. Equity RPM Standard Class	39,926	(41,273)	(1,347)
LVIP Dimensional U.S. Equity RPM Standard Class	62,618	(123,973)	(61,355)
LVIP Dimensional/Vanguard Total Bond Standard Class	68,771	(69,306)	(535)
LVIP Franklin Templeton Multi-Asset Opportunities Standard Class	5,467	(1,236)	4,231
LVIP Global Income Standard Class	114,384	(134,320)	(19,936)
LVIP Goldman Sachs Income Builder Standard Class	250	(250)	—
LVIP JPMorgan High Yield Standard Class	1,118,845	(658,878)	459,967
LVIP JPMorgan Mid Cap Value RPM Standard Class	34,421	(93,119)	(58,698)
LVIP Managed Risk Profile 2010 Standard Class	236,538	(73,724)	162,814
LVIP Managed Risk Profile 2020 Standard Class	919,635	(265,722)	653,913
LVIP Managed Risk Profile 2030 Standard Class	782,116	(308,933)	473,183
LVIP Managed Risk Profile 2040 Standard Class	233,932	(101,624)	132,308
LVIP Managed Risk Profile 2050 Standard Class	73,008	(47,385)	25,623
LVIP Managed Risk Profile Conservative Standard Class	194,170	(105,984)	88,186
LVIP Managed Risk Profile Growth Standard Class	58,346	(61,953)	(3,607)
LVIP Managed Risk Profile Moderate Standard Class	177,581	(156,600)	20,981
LVIP MFS International Growth Standard Class	172,958	(199,923)	(26,965)
LVIP MFS Value Standard Class	629,839	(515,814)	114,025
LVIP Mid-Cap Value Standard Class	61,364	(47,202)	14,162
LVIP Mondrian International Value Standard Class	364,378	(219,154)	145,224
LVIP Money Market Standard Class	9,008,335	(8,792,145)	216,190
LVIP Multi-Manager Global Equity RPM Standard Class	1,314	(622)	692
LVIP PIMCO Low Duration Bond Standard Class	116,755	(2,131)	114,624
LVIP SSgA Bond Index Standard Class	767,631	(516,798)	250,833
LVIP SSgA Conservative Index Allocation Standard Class	28,374	(1,211)	27,163
LVIP SSgA Conservative Structured Allocation Standard Class	977	(588)	389
LVIP SSgA Developed International 150 Standard Class	18,209	(5,888)	12,321
LVIP SSgA Emerging Markets 100 Standard Class	62,184	(139,032)	(76,848)
LVIP SSgA Global Tactical Allocation RPM Standard Class	43,130	(47,121)	(3,991)
LVIP SSgA International Index Standard Class	759,381	(451,451)	307,930
LVIP SSgA Large Cap 100 Standard Class	159,533	(130,663)	28,870
LVIP SSgA Moderate Index Allocation Standard Class	25,694	(21,746)	3,948
LVIP SSgA Moderate Structured Allocation Standard Class	7,328	(126)	7,202
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	20,193	(10,123)	10,070
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	5,851	(10,233)	(4,382)
LVIP SSgA S&P 500 Index Standard Class	2,702,515	(1,669,978)	1,032,537
LVIP SSgA Small-Cap Index Standard Class	628,099	(694,470)	(66,371)
LVIP SSgA Small-Mid Cap 200 Standard Class	106,083	(44,262)	61,821
LVIP T. Rowe Price Growth Stock Standard Class	638,282	(223,565)	414,717
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	331,364	(130,422)	200,942

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Templeton Growth RPM Standard Class	111,795	(209,194)	(97,399)
LVIP UBS Large Cap Growth RPM Standard Class	81,510	(99,841)	(18,331)
LVIP Vanguard Domestic Equity ETF Standard Class	142,867	(118,630)	24,237
LVIP Vanguard International Equity ETF Standard Class	118,155	(38,054)	80,101
M Capital Appreciation	9,883	(8,944)	939
M International Equity	14,470	(3,620)	10,850
M Large Cap Growth	2,053	(5,058)	(3,005)
M Large Cap Value	1,349	(3,275)	(1,926)
MFS VIT Core Equity Initial Class	63,350	(16,910)	46,440
MFS VIT Growth Initial Class	668,559	(790,171)	(121,612)
MFS VIT New Discovery Initial Class	2,058	(244)	1,814
MFS VIT Research Initial Class	8,161	(338)	7,823
MFS VIT Total Return Initial Class	647,816	(159,685)	488,131
MFS VIT Utilities Initial Class	536,268	(244,551)	291,717
NB AMT Large Cap Value I Class	3,288	(5,470)	(2,182)
NB AMT Mid Cap Growth I Class	112,759	(116,927)	(4,168)
NB AMT Mid Cap Intrinsic Value I Class	42,340	(68,485)	(26,145)
Oppenheimer Main Street Fund/VA Non-Service Class	5,273	(540)	4,733
PIMCO VIT CommodityRealReturn Strategy Administrative Class	253,040	(154,249)	98,791
PIMCO VIT Total Return Administrative Class	211,036	(492,610)	(281,574)
T. Rowe Price Equity Income	231,099	(160,421)	70,678
Templeton Foreign VIP Class 2	9,696	(4,315)	5,381
Templeton Global Bond VIP Class 1	268,025	(201,936)	66,089
Templeton Growth VIP Class 1	53,854	(13,299)	40,555
Templeton Growth VIP Class 2	669	(1,637)	(968)
Wells Fargo Advantage VT Discovery Class 2	5,482	(1,289)	4,193

The change in units outstanding for the year ended December 31, 2013, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class A	25,200	(37,702)	(12,502)
ABVPSF Growth and Income Class A	30,347	(33,116)	(2,769)
ABVPSF International Value Class A	47,960	(64,235)	(16,275)
ABVPSF Large Cap Growth Class A	21,878	(397)	21,481
ABVPSF Small/Mid Cap Value Class A	307,107	(480,833)	(173,726)
American Century VP Income & Growth Class I	18,707	(38,705)	(19,998)
American Century VP Inflation Protection Class II	290,176	(600,151)	(309,975)
American Century VP International Class I	13,221	(14,696)	(1,475)
American Funds Bond Class 2	2,453	(6)	2,447
American Funds Global Growth Class 2	258,678	(179,581)	79,097
American Funds Global Small Capitalization Class 2	161,380	(108,105)	53,275
American Funds Growth Class 2	394,202	(1,125,317)	(731,115)
American Funds Growth-Income Class 2	97,494	(96,284)	1,210
American Funds High-Income Bond Class 2	179,676	(194,186)	(14,510)
American Funds International Class 2	756,696	(611,632)	145,064
American Funds U.S. Government/AAA-Rated Securities Class 2	254,172	(471,857)	(217,685)
BlackRock Global Allocation V.I. Class I	113,713	(75,752)	37,961
Delaware VIP Diversified Income Standard Class	709,818	(437,818)	272,000
Delaware VIP Emerging Markets Standard Class	610,292	(299,646)	310,646
Delaware VIP High Yield Standard Class	267,027	(283,647)	(16,620)
Delaware VIP Limited-Term Diversified Income Standard Class	623,536	(881,741)	(258,205)
Delaware VIP REIT Standard Class	324,839	(395,209)	(70,370)
Delaware VIP Small Cap Value Standard Class	427,447	(363,185)	64,262
Delaware VIP Smid Cap Growth Standard Class	223,897	(65,550)	158,347
Delaware VIP U.S. Growth Standard Class	152,036	(129,712)	22,324
Delaware VIP Value Standard Class	533,516	(347,795)	185,721
Deutsche Alternative Asset Allocation VIP Class A	121,634	(62,566)	59,068
Deutsche Equity 500 Index VIP Class A	3,470,128	(1,113,744)	2,356,384
Deutsche Small Cap Index VIP Class A	3,199,403	(845,913)	2,353,490
Fidelity VIP Asset Manager Service Class	26,173	(90,182)	(64,009)
Fidelity VIP Contrafund Service Class	762,201	(631,083)	131,118

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Equity-Income Service Class	32,035	(176,580)	(144,545)
Fidelity VIP Freedom 2020 Service Class	159,335	(42,591)	116,744
Fidelity VIP Freedom 2030 Service Class	154,935	(2,876)	152,059
Fidelity VIP Freedom 2040 Service Class	11,371	(130)	11,241
Fidelity VIP Freedom 2050 Service Class	39,418	(566)	38,852
Fidelity VIP Freedom Income Service Class	77,519	(25,779)	51,740
Fidelity VIP Growth Service Class	125,053	(125,260)	(207)
Fidelity VIP Investment Grade Bond Service Class	48,486	(109)	48,377
Fidelity VIP Mid Cap Service Class	409,218	(319,613)	89,605
Fidelity VIP Overseas Service Class	71,231	(150,577)	(79,346)
Franklin Income VIP Class 1	128,411	(86,667)	41,744
Franklin Mutual Shares VIP Class 1	119,219	(697,929)	(578,710)
Franklin Rising Dividends VIP Class 1	9,629	(1,461)	8,168
Franklin Small Cap Value VIP Class 2	3,969	(746)	3,223
Franklin Small-Mid Cap Growth VIP Class 1	35,852	(22,468)	13,384
Franklin Small-Mid Cap Growth VIP Class 2	1,399	(6,867)	(5,468)
Franklin U.S. Government Securities VIP Class 1	424,248	(657,862)	(233,614)
Goldman Sachs VIT Mid Cap Value Service Class	70,641	(17,100)	53,541
Invesco V.I. Growth and Income Series I	21,671	(7,526)	14,145
Janus Aspen Balanced Institutional Class	28,197	(46,347)	(18,150)
Janus Aspen Balanced Service Class	17,806	(41,977)	(24,171)
Janus Aspen Enterprise Institutional Class	16,464	(43,305)	(26,841)
Janus Aspen Enterprise Service Class	29,877	(41,789)	(11,912)
Janus Aspen Flexible Bond Institutional Class	11,014	(123,591)	(112,577)
Janus Aspen Flexible Bond Service Class	57,890	(94,294)	(36,404)
Janus Aspen Global Research Institutional Class	2,030	(13,997)	(11,967)
Janus Aspen Global Research Service Class	—	(2,046)	(2,046)
Janus Aspen Global Technology Service Class	852	(2,794)	(1,942)
LVIP Baron Growth Opportunities Standard Class	109,253	(12,107)	97,146
LVIP Baron Growth Opportunities Service Class	306,634	(258,812)	47,822
LVIP BlackRock Emerging Markets RPM Standard Class	1,835	(1,531)	304
LVIP BlackRock Equity Dividend RPM Standard Class	174,605	(73,072)	101,533
LVIP BlackRock Inflation Protected Bond Standard Class	270,628	(357,576)	(86,948)
LVIP Capital Growth Standard Class	7,789	(3,404)	4,385
LVIP Clarion Global Real Estate Standard Class	443,073	(112,571)	330,502
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	37,723	(129,077)	(91,354)
LVIP Delaware Bond Standard Class	5,256,287	(2,386,057)	2,870,230
LVIP Delaware Diversified Floating Rate Standard Class	125,024	(62,287)	62,737
LVIP Delaware Foundation Aggressive Allocation Standard Class	1,492	(4,012)	(2,520)
LVIP Delaware Growth and Income Standard Class	159,087	(164,298)	(5,211)
LVIP Delaware Social Awareness Standard Class	20,557	(13,125)	7,432
LVIP Delaware Special Opportunities Standard Class	685,141	(261,099)	424,042
LVIP Dimensional Non-U.S. Equity RPM Standard Class	159,512	(22,236)	137,276
LVIP Dimensional U.S. Equity RPM Standard Class	505,614	(98,437)	407,177
LVIP Dimensional/Vanguard Total Bond Standard Class	143,825	(76,803)	67,022
LVIP Global Income Standard Class	171,773	(269,812)	(98,039)
LVIP JPMorgan High Yield Standard Class	336,511	(241,286)	95,225
LVIP JPMorgan Mid Cap Value RPM Standard Class	86,484	(10,781)	75,703
LVIP Managed Risk Profile 2010 Standard Class	378,054	(294,249)	83,805
LVIP Managed Risk Profile 2020 Standard Class	962,937	(346,399)	616,538
LVIP Managed Risk Profile 2030 Standard Class	644,337	(259,022)	385,315
LVIP Managed Risk Profile 2040 Standard Class	220,221	(101,561)	118,660
LVIP Managed Risk Profile 2050 Standard Class	58,204	(54,209)	3,995
LVIP Managed Risk Profile Conservative Standard Class	64,452	(66,201)	(1,749)
LVIP Managed Risk Profile Growth Standard Class	157,374	(526,082)	(368,708)
LVIP Managed Risk Profile Moderate Standard Class	127,000	(83,935)	43,065
LVIP MFS International Growth Standard Class	191,065	(128,430)	62,635
LVIP MFS Value Standard Class	1,045,438	(436,069)	609,369
LVIP Mid-Cap Value Standard Class	18,090	(43,612)	(25,522)
LVIP Mondrian International Value Standard Class	432,202	(172,126)	260,076
LVIP Money Market Standard Class	8,741,954	(8,062,258)	679,696
LVIP SSgA Bond Index Standard Class	648,381	(487,805)	160,576

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA Conservative Index Allocation Standard Class	36,474	(9,848)	26,626
LVIP SSgA Conservative Structured Allocation Standard Class	1,762	(350)	1,412
LVIP SSgA Developed International 150 Standard Class	16,609	(17,549)	(940)
LVIP SSgA Emerging Markets 100 Standard Class	122,268	(63,883)	58,385
LVIP SSgA Global Tactical Allocation RPM Standard Class	60,041	(78,727)	(18,686)
LVIP SSgA International Index Standard Class	337,476	(335,976)	1,500
LVIP SSgA Large Cap 100 Standard Class	14,199	(10,048)	4,151
LVIP SSgA Moderate Index Allocation Standard Class	64,748	(19,937)	44,811
LVIP SSgA Moderate Structured Allocation Standard Class	1,634	(199)	1,435
LVIP SSgA Moderately Aggressive Index Allocation Standard Class	14,094	(2,697)	11,397
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class	13,114	(2,391)	10,723
LVIP SSgA S&P 500 Index Standard Class	1,828,310	(1,028,141)	800,169
LVIP SSgA Small-Cap Index Standard Class	673,990	(291,363)	382,627
LVIP SSgA Small-Mid Cap 200 Standard Class	42,045	(27,189)	14,856
LVIP T. Rowe Price Growth Stock Standard Class	1,128,734	(127,787)	1,000,947
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	162,552	(114,839)	47,713
LVIP Templeton Growth RPM Standard Class	138,780	(50,272)	88,508
LVIP UBS Large Cap Growth RPM Standard Class	24,074	(18,940)	5,134
LVIP Vanguard Domestic Equity ETF Standard Class	1,378,856	(1,071,923)	306,933
LVIP Vanguard International Equity ETF Standard Class	309,813	(16,535)	293,278
M Capital Appreciation	10,763	(11,515)	(752)
M International Equity	19,992	(5,236)	14,756
M Large Cap Growth	9,657	(12,340)	(2,683)
M Large Cap Value	3,521	(6,602)	(3,081)
MFS VIT Core Equity Initial Class	32,189	(11,114)	21,075
MFS VIT Growth Initial Class	1,059,749	(551,007)	508,742
MFS VIT Research Initial Class	1,958	(805)	1,153
MFS VIT Total Return Initial Class	955,425	(194,883)	760,542
MFS VIT Utilities Initial Class	166,346	(68,451)	97,895
NB AMT Large Cap Value I Class	4,264	(13,457)	(9,193)
NB AMT Mid Cap Growth I Class	51,465	(130,819)	(79,354)
NB AMT Mid Cap Intrinsic Value I Class	64,663	(122,418)	(57,755)
Oppenheimer Main Street Fund/VA Non-Service Class	794	(1,822)	(1,028)
PIMCO VIT CommodityRealReturn Strategy Administrative Class	487,533	(144,686)	342,847
PIMCO VIT Total Return Administrative Class	411,778	(17,460)	394,318
T. Rowe Price Equity Income	617,892	(93,260)	524,632
Templeton Foreign VIP Class 2	4,940	(2,656)	2,284
Templeton Global Bond VIP Class 1	185,794	(138,254)	47,540
Templeton Growth VIP Class 1	14,738	(50,293)	(35,555)
Templeton Growth VIP Class 2	681	(757)	(76)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Note – Year-End Unit Values

The accompanying supplemental summary presents unit values for the investment options in Lincoln Life Flexible Premium Variable Life Account S, by product, as of December 31 for years 2010 through 2014.

The financial highlights note in the accompanying financial statements presents a range of minimum to maximum unit values only for those subaccounts that existed for the entire year, and had assets at December 31; therefore, some individual product unit values presented herein may not be consistent with the ranges presented in the audited financial statements as a result of partial year activity. In addition, some individual product unit values presented herein occur prior to the commencement date presented in the audited financial statements. Because the commencement date in the accompanying financial statements represents the date in which funds were first received, some individual product unit values presented herein reflect the unit value available for investment at the time, irrespective of asset

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

Note – Year-End Unit Values (continued)

level. Therefore, there may be additional unit values displayed in the supplemental summary as compared to the financial highlights note in the accompanying financial statements.

End of Year Unit Values for Years 2010 to 2014

Subaccount	Product(s)	2010	2011	2012	2013	2014
ABVPSF Global Thematic Growth Class A
	Lincoln CVUL III Jumbo	18.469064	14.150722	16.031411	19.720920	20.677444
	Lincoln CVUL III Super Jumbo	16.919654	12.944112	14.642465	17.985334	18.829408
	Lincoln CVUL III Super Jumbo/0.15%		9.958175	11.287299	13.891927	14.573013
	Lincoln CVUL III SC (Elite)	12.420564	9.468880	10.673848	13.064898	13.630252
	Lincoln CVUL III LC (Elite)	12.768700	9.763550	11.039099	13.552545	14.181489
	Lincoln CVUL III LC (Elite)/0.20%		9.957630	11.281027	13.877283	14.550370
	Lincoln Corporate Variable 4 – Band 1	14.855924	11.325489	12.766720	15.626595	16.302801
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.962743
	Lincoln Corporate Variable 4 – Band 2	15.193556	11.617764	13.135551	16.126333	16.874733
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.531160	12.090457
	Lincoln Corporate Variable 4 – Band 3	15.228341	11.667730	13.218412	16.260525	17.049216
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.976269
	Lincoln Corporate Variable 4 – Band 4	14.429345	11.066635	12.552832	15.457214	16.223155
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.238034	10.163133	11.536944	14.220485	14.940083
ABVPSF Growth and Income Class A
	Lincoln CVUL III Jumbo	15.030773	15.948299	18.705796	25.195641	27.544629
	Lincoln CVUL III Super Jumbo	13.629100	14.439378	16.910608	22.743516	24.826630
	Lincoln CVUL III Super Jumbo/0.15%		10.640942	12.487024	16.827714	18.405760
	Lincoln CVUL III SC (Elite)	11.795385	12.452962	14.533298	19.477981	21.187721
	Lincoln CVUL III LC (Elite)	12.121496	12.835723	15.025006	20.197429	22.036347
	Lincoln CVUL III LC (Elite)/0.20%		10.640360	12.480103	16.809987	18.377189
	Lincoln Corporate Variable 4 – Band 1	12.413276	13.105299	15.294612	20.498317	22.297621
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.590549
	Lincoln Corporate Variable 4 – Band 2	12.696811	13.444932	15.738101	21.156008	23.082178
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.884957	12.993178
	Lincoln Corporate Variable 4 – Band 3	11.506788	12.209205	14.320255	19.288510	21.086738
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.604918
	Lincoln Corporate Variable 4 – Band 4	12.745884	13.537470	15.894003	21.429716	23.451042
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.249625	10.897077	12.806779	17.284502	18.933759
ABVPSF International Value Class A
	Lincoln CVUL III Jumbo	8.288000	6.679074	7.634406	9.371840	8.772196
	Lincoln CVUL III Super Jumbo	8.230844	6.623046	7.559022	9.265400	8.659560
	Lincoln CVUL III Super Jumbo/0.15%		10.264028	11.737994	14.416522	13.500853
	Lincoln CVUL III SC (Elite)	8.099006	6.494133	7.386004	9.021714	8.402333
	Lincoln CVUL III LC (Elite)	8.211757	6.604384	7.533956	9.230062	8.622219
	Lincoln CVUL III LC (Elite)/0.20%		10.263466	11.731487	14.401331	13.479882
	Lincoln Corporate Variable 4 – Band 1	8.098974	6.494107	7.385975	9.021679	8.402300
	Lincoln Corporate Variable 4 – Band 1/0.35%					8.960598
	Lincoln Corporate Variable 4 – Band 2	8.212106	6.604647	7.534256	9.230439	8.622579
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.219461	10.501528
	Lincoln Corporate Variable 4 – Band 3	8.288023	6.679085	7.634419	9.371869	8.772222
	Lincoln Corporate Variable 4 – Band 3/0.10%					8.972770
	Lincoln Corporate Variable 4 – Band 4	8.326325	6.716689	7.685079	9.443478	8.848098
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.364779	6.754469	7.736035	9.515596	8.924595
ABVPSF Large Cap Growth Class A
	Lincoln CVUL III Jumbo	14.674081	14.199194	16.493280	22.608196	25.753934
	Lincoln CVUL III Super Jumbo	14.173307	13.694054	15.882703	21.738644	24.726286
	Lincoln CVUL III Super Jumbo/0.15%		10.277685	12.013122	16.475240	18.777011
	Lincoln CVUL III SC (Elite)	11.179928	10.764124	12.440909	16.968421	19.233058
	Lincoln CVUL III LC (Elite)	11.494242	11.100029	12.867682	17.603206	20.012490
	Lincoln CVUL III LC (Elite)/0.20%		10.277122	12.006465	16.457885	18.747860
	Lincoln Corporate Variable 4 – Band 1	13.341741	12.845534	14.846552	20.249529	22.952068

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 1/0.35%					11.064113
	Lincoln Corporate Variable 4 – Band 2	13.644994	13.177011	15.275389	20.896972	23.757061
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.378643	14.101025
	Lincoln Corporate Variable 4 – Band 3	13.421573	12.987221	15.085461	20.678303	23.555463
	Lincoln Corporate Variable 4 – Band 3/0.10%					11.079121
	Lincoln Corporate Variable 4 – Band 4	13.555772	13.130217	15.264970	20.945339	23.883566
ABVPSF Small/Mid Cap Value Class A
	Lincoln CVUL III Jumbo	24.979051	22.837505	27.064816	37.290443	40.639115
	Lincoln CVUL III Super Jumbo	21.955093	20.042674	23.717062	32.628905	35.505672
	Lincoln CVUL III Super Jumbo/0.15%		10.486746	12.434096	17.140505	18.689061
	Lincoln CVUL III SC (Elite)	24.628062	22.404149	26.418870	36.219062	39.274649
	Lincoln CVUL III LC (Elite)	25.318682	23.101714	27.323255	37.571361	40.865500
	Lincoln CVUL III LC (Elite)/0.20%		10.486172	12.427202	17.122450	18.660041
	Lincoln Corporate Variable 4 – Band 1	20.032133	18.223157	21.488596	29.459803	31.945255
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.275140
	Lincoln Corporate Variable 4 – Band 2	20.487095	18.693187	22.109129	30.401589	33.065444
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.895936	12.964327
	Lincoln Corporate Variable 4 – Band 3	16.546084	15.127518	17.927653	24.701109	26.919275
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.289086
	Lincoln Corporate Variable 4 – Band 4	19.437732	17.789079	21.103012	29.105224	31.750602
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.868275	12.704716	15.086539	20.828111	22.743913
American Century VP Income & Growth Class I
	Lincoln CVUL	11.034629	11.298599	12.874097	17.363787	19.398580
	Lincoln CVUL/0.35%	10.726402	11.021527	12.602393	17.056863	19.122483
	Lincoln CVUL LC	10.740215	11.030198	12.606005	17.053233	19.108861
	Lincoln CVUL LC/0.20%	10.738614	11.050646	12.654643	17.153267	19.259422
	Lincoln CVUL III Jumbo	15.434843	15.883334	18.188797	24.654764	27.681986
	Lincoln CVUL III Super Jumbo	14.423157	14.819994	16.945691	22.935352	25.712870
	Lincoln CVUL III Super Jumbo/0.15%		10.590666	12.133961	16.455701	18.485443
	Lincoln CVUL III SC (Elite)	11.034629	11.298599	12.874097	17.363787	19.398580
	Lincoln CVUL III LC (Elite)	10.740215	11.030198	12.606005	17.053233	19.108861
	Lincoln CVUL III LC (Elite)/0.20%		11.050646	12.654643	17.153267	19.259422
	Lincoln Corporate Variable 4 – Band 1	12.978055	13.288516	15.141491	20.421908	22.815071
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.575612
	Lincoln Corporate Variable 4 – Band 2	13.272670	13.631031	15.578403	21.074251	23.614578
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.694809	13.130750
	Lincoln Corporate Variable 4 – Band 3	11.837400	12.178475	13.947342	18.904954	21.226191
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.589962
	Lincoln Corporate Variable 4 – Band 4	13.349340	13.750918	15.762408	21.385398	24.036159
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.317471	10.638537	12.207097	16.579709	18.652699
American Century VP Inflation Protection Class II
	Lincoln CVUL	13.173110	14.617590	15.587745	14.166504	14.531889
	Lincoln CVUL/0.35%	10.495021	11.686648	12.505961	11.405572	11.740765
	Lincoln CVUL LC	13.434712	14.952623	15.992912	14.578415	14.999352
	Lincoln CVUL LC/0.20%	10.506731	11.717225	12.557499	11.469775	11.824579
	Lincoln CVUL III Jumbo	13.617851	15.186800	16.275885	14.866075	15.325937
	Lincoln CVUL III Super Jumbo	13.482877	15.013751	16.066316	14.652655	15.083275
	Lincoln CVUL III Super Jumbo/0.15%		10.096887	10.826372	9.893544	10.204688
	Lincoln CVUL III SC (Elite)	13.173110	14.617590	15.587745	14.166504	14.531889
	Lincoln CVUL III LC (Elite)	13.434712	14.952623	15.992912	14.578415	14.999352
	Lincoln CVUL III LC (Elite)/0.20%		11.717225	12.557499	11.469775	11.824579
	Lincoln Corporate Variable 4 – Band 1	13.173110	14.617590	15.587745	14.166504	14.531889
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.883416
	Lincoln Corporate Variable 4 – Band 2	13.430882	14.948362	15.988353	14.574260	14.995076
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.148114	9.431091
	Lincoln Corporate Variable 4 – Band 3	13.189604	14.709194	15.764031	14.398557	14.843958
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.896829
	Lincoln Corporate Variable 4 – Band 4	13.700739	15.294496	16.407702	15.001478	15.481001
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.635826	14.119810	15.162665	13.877018	14.334924

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
American Century VP International Class I
	Lincoln CVUL	13.273960	11.593998	13.949504	16.956568	15.911054
	Lincoln CVUL/0.35%	11.140628	9.764848	11.789897	14.381625	13.542213
	Lincoln CVUL LC	12.489256	10.941427	13.203877	16.098386	15.151188
	Lincoln CVUL LC/0.20%	11.153308	9.790657	11.838787	14.462921	13.639215
	Lincoln CVUL III Jumbo	19.128330	16.791351	20.303979	24.804472	23.391785
	Lincoln CVUL III Super Jumbo	19.452176	17.049986	20.585838	25.111144	23.645482
	Lincoln CVUL III Super Jumbo/0.15%		10.303439	12.465069	15.235632	14.375107
	Lincoln CVUL III SC (Elite)	13.273960	11.593998	13.949504	16.956568	15.911054
	Lincoln CVUL III LC (Elite)	12.489256	10.941427	13.203877	16.098386	15.151188
	Lincoln CVUL III LC (Elite)/0.20%		9.790657	11.838787	14.462921	13.639215
	Lincoln Corporate Variable 4 – Band 1	17.511628	15.295314	18.402787	22.369448	20.985023
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.309400
	Lincoln Corporate Variable 4 – Band 2	17.900801	15.682289	18.925056	23.073724	21.716100
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.149646	10.514641
	Lincoln Corporate Variable 4 – Band 3	16.359582	14.360859	17.365036	21.214098	20.005893
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.322042
	Lincoln Corporate Variable 4 – Band 4	17.740890	15.589029	18.868988	23.074444	21.782074
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.140132	11.557894	14.003679	17.141894	16.197988
American Funds Bond Class 2
	Lincoln CVUL	16.116697	16.981040	17.768743	17.263977	18.048392
	Lincoln CVUL/0.35%	10.432626	11.030656	11.582797	11.293220	11.847731
	Lincoln CVUL LC	16.628737	17.565740	18.435777	17.965884	18.838612
	Lincoln CVUL LC/0.20%	10.444503	11.060910	11.634035	11.360206	11.935893
	Lincoln CVUL III Jumbo				9.710520	10.202608
	Lincoln CVUL III Super Jumbo				9.700985	10.177316
	Lincoln CVUL III Super Jumbo/0.15%				9.713701	10.211053
	Lincoln CVUL III SC (Elite)				17.263977	18.048392
	Lincoln CVUL III LC (Elite)				17.965884	18.838612
	Lincoln CVUL III LC (Elite)/0.20%				11.360206	11.935893
	Lincoln Corporate Variable 4 – Band 1				9.678773	10.118543
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.153766
	Lincoln Corporate Variable 4 – Band 2				9.697809	10.168899
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.710520	10.202608
	Lincoln Corporate Variable 4 – Band 3				9.710520	10.202608
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.167544
	Lincoln Corporate Variable 4 – Band 4				9.716882	10.219505
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				9.723261	10.236422
American Funds Global Growth Class 2
	Lincoln CVUL	14.026002	12.690475	15.445301	19.812707	20.129624
	Lincoln CVUL/0.35%	10.926362	9.920685	12.116551	15.597155	15.902206
	Lincoln CVUL LC	14.481434	13.141961	16.042814	20.640962	21.034140
	Lincoln CVUL LC/0.20%	10.938801	9.946906	12.166794	15.685323	16.016105
	Lincoln CVUL III Jumbo	17.729466	16.121820	19.719792	25.422584	25.958712
	Lincoln CVUL III Super Jumbo	17.553738	15.938069	19.465835	25.057597	25.547677
	Lincoln CVUL III Super Jumbo/0.15%		10.348928	12.664866	16.335595	16.688433
	Lincoln CVUL III SC (Elite)	17.150444	15.517415	18.885908	24.226200	24.613714
	Lincoln CVUL III LC (Elite)	17.495665	15.877390	19.382038	24.937266	25.412347
	Lincoln CVUL III LC (Elite)/0.20%		10.348362	12.657861	16.318265	16.662395
	Lincoln Corporate Variable 4 – Band 1	17.149931	15.516947	18.885439	24.225701	24.613214
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.122233
	Lincoln Corporate Variable 4 – Band 2	17.495543	15.877281	19.381905	24.937089	25.412100
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.693545	11.939967
	Lincoln Corporate Variable 4 – Band 3	17.471478	15.887227	19.432847	25.052655	25.580982
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.135966
	Lincoln Corporate Variable 4 – Band 4	17.847626	16.245526	19.890972	25.668904	26.236448
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.375337	13.098037	16.053228	20.737083	21.216793

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
American Funds Global Small Capitalization Class 2
	Lincoln CVUL	19.854497	15.941427	18.707892	23.830842	24.166988
	Lincoln CVUL/0.35%	11.508632	9.272887	10.920232	13.959349	14.205900
	Lincoln CVUL LC	20.254161	16.311277	19.199408	24.530372	24.951147
	Lincoln CVUL LC/0.20%	11.521740	9.297443	10.965568	14.038310	14.307702
	Lincoln CVUL III Jumbo	31.369486	25.313452	29.855157	38.221129	38.954597
	Lincoln CVUL III Super Jumbo	28.900503	23.286096	27.422912	35.054748	35.673887
	Lincoln CVUL III Super Jumbo/0.15%		10.071105	11.883987	15.221704	15.521571
	Lincoln CVUL III SC (Elite)	28.734313	23.071145	27.074896	34.489057	34.975542
	Lincoln CVUL III LC (Elite)	29.537002	23.787023	27.998782	35.773098	36.385400
	Lincoln CVUL III LC (Elite)/0.20%		10.070554	11.877370	15.205630	15.497708
	Lincoln Corporate Variable 4 – Band 1	24.878651	19.975333	23.441747	29.861054	30.282286
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.739300
	Lincoln Corporate Variable 4 – Band 2	25.443725	20.490590	24.118723	30.815601	31.344192
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.388849	11.607407
	Lincoln Corporate Variable 4 – Band 3	21.160545	17.075392	20.139038	25.782366	26.277138
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.752513
	Lincoln Corporate Variable 4 – Band 4	23.036660	18.607953	21.968496	28.152583	28.721552
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.926687	12.069176	14.263094	18.296403	18.684855
American Funds Growth Class 2
	Lincoln CVUL	14.841788	14.107213	16.515151	21.336689	22.990743
	Lincoln CVUL/0.35%	11.229987	10.712255	12.584826	16.314422	17.639905
	Lincoln CVUL LC	15.347893	14.632804	17.181891	22.264732	24.062779
	Lincoln CVUL LC/0.20%	11.242769	10.740419	12.636668	16.407674	17.768238
	Lincoln CVUL III Jumbo	19.354529	18.489735	21.754146	28.245969	30.588193
	Lincoln CVUL III Super Jumbo	17.775550	16.955833	19.919549	25.825156	27.924725
	Lincoln CVUL III Super Jumbo/0.15%		10.352094	12.185871	15.830258	17.151515
	Lincoln CVUL III SC (Elite)	14.841788	14.107213	16.515151	21.336689	22.990743
	Lincoln CVUL III LC (Elite)	15.347893	14.632804	17.181891	22.264732	24.062779
	Lincoln CVUL III LC (Elite)/0.20%		10.740419	12.636668	16.407674	17.768238
	Lincoln Corporate Variable 4 – Band 1	15.861851	15.077472	17.651024	22.804168	24.571969
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.444892
	Lincoln Corporate Variable 4 – Band 2	16.223068	15.467204	18.161645	23.534318	25.434923
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.667191	12.634685
	Lincoln Corporate Variable 4 – Band 3	15.065655	14.392495	16.933528	21.986793	23.809992
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.459061
	Lincoln Corporate Variable 4 – Band 4	16.179433	15.471984	18.221804	23.683170	25.672694
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.190705	11.669336	13.757056	17.898140	19.421098
American Funds Growth-Income Class 2
	Lincoln CVUL	14.771779	14.400241	16.799755	22.271249	24.467824
	Lincoln CVUL/0.35%	10.638784	10.407589	12.184352	16.209249	17.870367
	Lincoln CVUL LC	15.282721	14.943127	17.485484	23.249889	25.619719
	Lincoln CVUL LC/0.20%	10.650898	10.435101	12.234892	16.300895	17.998378
	Lincoln CVUL III Jumbo	16.692642	16.354421	19.175140	25.547587	28.207969
	Lincoln CVUL III Super Jumbo	15.255910	14.924379	17.472239	23.243901	25.625928
	Lincoln CVUL III Super Jumbo/0.15%		10.407214	12.208291	16.273584	17.977208
	Lincoln CVUL III SC (Elite)	14.771779	14.400241	16.799755	22.271249	24.467824
	Lincoln CVUL III LC (Elite)	15.282721	14.943127	17.485484	23.249889	25.619719
	Lincoln CVUL III LC (Elite)/0.20%		10.435101	12.234892	16.300895	17.998378
	Lincoln Corporate Variable 4 – Band 1	13.855154	13.506674	15.757295	20.889272	22.949530
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.443654
	Lincoln Corporate Variable 4 – Band 2	14.170112	13.855244	16.212481	21.557231	23.754531
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.779900	13.005510
	Lincoln Corporate Variable 4 – Band 3	12.688454	12.431383	14.575475	19.419421	21.441664
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.457828
	Lincoln Corporate Variable 4 – Band 4	13.967928	13.698617	16.077337	21.441703	23.698200
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.282377	11.075923	13.012219	17.371231	19.218565

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
American Funds High-Income Bond Class 2
	Lincoln CVUL	19.453340	19.688520	22.230235	23.532824	23.516789
	Lincoln CVUL/0.35%	10.939665	11.110741	12.589059	13.373434	13.411172
	Lincoln CVUL LC	20.131791	20.436363	23.143969	24.573651	24.634239
	Lincoln CVUL LC/0.20%	10.952112	11.140081	12.641247	13.449028	13.507227
	Lincoln CVUL III Jumbo	20.380781	20.730572	23.524080	25.027276	25.135570
	Lincoln CVUL III Super Jumbo	16.900494	17.164786	19.448613	20.660380	20.718681
	Lincoln CVUL III Super Jumbo/0.15%		10.210426	11.592104	12.339009	12.398598
	Lincoln CVUL III SC (Elite)	19.453340	19.688520	22.230235	23.532824	23.516789
	Lincoln CVUL III LC (Elite)	20.131791	20.436363	23.143969	24.573651	24.634239
	Lincoln CVUL III LC (Elite)/0.20%		11.140081	12.641247	13.449028	13.507227
	Lincoln Corporate Variable 4 – Band 1	15.923079	16.115621	18.196022	19.262370	19.249253
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.667714
	Lincoln Corporate Variable 4 – Band 2	16.284383	16.530772	18.720884	19.877368	19.923497
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.167031	10.210652
	Lincoln Corporate Variable 4 – Band 3	14.773147	15.026712	17.051607	18.141209	18.219701
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.680818
	Lincoln Corporate Variable 4 – Band 4	16.091044	16.383587	18.609917	19.818899	19.924569
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.735871	13.999589	15.917864	16.968916	17.076455
American Funds International Class 2
	Lincoln CVUL	17.922045	15.311730	17.927696	21.654226	20.932687
	Lincoln CVUL/0.35%	10.751393	9.217740	10.830383	13.127470	12.734557
	Lincoln CVUL LC	18.282695	15.666879	18.398602	22.289742	21.611785
	Lincoln CVUL LC/0.20%	10.763634	9.242118	10.875318	13.201709	12.825804
	Lincoln CVUL III Jumbo	24.635804	21.153353	24.891417	30.216060	29.355690
	Lincoln CVUL III Super Jumbo	23.458723	20.112410	23.631075	28.643144	27.785838
	Lincoln CVUL III Super Jumbo/0.15%		10.290190	12.114649	14.713501	14.301701
	Lincoln CVUL III SC (Elite)	20.743112	17.721913	20.749652	25.062767	24.227651
	Lincoln CVUL III LC (Elite)	21.329058	18.277377	21.464274	26.003776	25.212716
	Lincoln CVUL III LC (Elite)/0.20%		10.289627	12.107931	14.697998	14.279486
	Lincoln Corporate Variable 4 – Band 1	21.136652	18.058140	21.143326	25.538268	24.687321
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.392093
	Lincoln Corporate Variable 4 – Band 2	21.618561	18.525458	21.755613	26.356729	25.555073
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.235668	10.914309
	Lincoln Corporate Variable 4 – Band 3	17.936501	15.401046	18.122605	21.999298	21.372892
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.404847
	Lincoln Corporate Variable 4 – Band 4	20.602819	17.708193	20.858291	25.345502	24.648461
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.814552	11.885558	14.013869	17.045676	16.593483
American Funds U.S. Government/AAA-Rated Securities Class 2
	Lincoln CVUL	16.583363	17.715239	17.926691	17.253917	17.992879
	Lincoln CVUL/0.35%	10.425828	11.176463	11.349517	10.961884	11.471439
	Lincoln CVUL LC	17.112420	18.335306	18.609888	17.965301	18.791010
	Lincoln CVUL LC/0.20%	10.437700	11.205978	11.396568	11.023855	11.553607
	Lincoln CVUL III Jumbo	13.879425	14.901035	15.154472	14.658858	15.363289
	Lincoln CVUL III Super Jumbo	13.329441	14.289129	14.510379	14.014789	14.666257
	Lincoln CVUL III Super Jumbo/0.15%		10.066038	10.242360	9.912349	10.393880
	Lincoln CVUL III SC (Elite)	16.583363	17.715239	17.926691	17.253917	17.992879
	Lincoln CVUL III LC (Elite)	17.112420	18.335306	18.609888	17.965301	18.791010
	Lincoln CVUL III LC (Elite)/0.20%		11.205978	11.396568	11.023855	11.553607
	Lincoln Corporate Variable 4 – Band 1	12.953853	13.837886	14.003183	13.475183	14.046792
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.152907
	Lincoln Corporate Variable 4 – Band 2	13.244186	14.190642	14.403166	13.904285	14.543343
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.679639	10.144262
	Lincoln Corporate Variable 4 – Band 3	13.308615	14.288209	14.531222	14.055993	14.731450
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.166683
	Lincoln Corporate Variable 4 – Band 4	13.671354	14.692327	14.957162	14.482480	15.193617
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.910381	13.888401	14.152888	13.717441	14.405409

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
BlackRock Equity Dividend V.I. Class I
	Lincoln CVUL III Jumbo				11.220310	12.244076
	Lincoln CVUL III Super Jumbo				11.209301	12.213731
	Lincoln CVUL III Super Jumbo/0.15%				11.223982	12.254208
	Lincoln CVUL III SC (Elite)				11.183657	12.143216
	Lincoln CVUL III LC (Elite)				11.205634	12.203632
	Lincoln CVUL III LC (Elite)/0.20%				11.220310	12.244076
	Lincoln Corporate Variable 4 – Band 1				11.183657	12.143216
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.491733
	Lincoln Corporate Variable 4 – Band 2				11.205634	12.203632
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.220310	12.244076
	Lincoln Corporate Variable 4 – Band 3				11.220310	12.244076
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.505970
	Lincoln Corporate Variable 4 – Band 4				11.227655	12.264348
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				11.235004	12.284706
BlackRock Global Allocation V.I. Class I
	Lincoln CVUL III Jumbo	12.845136	12.371713	13.616374	15.594565	15.891733
	Lincoln CVUL III Super Jumbo	12.813953	12.323166	13.542623	15.486860	15.758318
	Lincoln CVUL III Super Jumbo/0.15%		10.151697	11.178599	12.809029	13.059647
	Lincoln CVUL III SC (Elite)	12.741483	12.210630	13.372084	15.238429	15.451351
	Lincoln CVUL III LC (Elite)	12.803574	12.307028	13.518113	15.451086	15.714059
	Lincoln CVUL III LC (Elite)/0.20%		10.151141	11.172406	12.795492	13.039547
	Lincoln Corporate Variable 4 – Band 1	12.741451	12.210641	13.372187	15.238546	15.451470
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.915684
	Lincoln Corporate Variable 4 – Band 2	12.804655	12.307986	13.519187	15.452349	15.715351
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.690466	10.894260
	Lincoln Corporate Variable 4 – Band 3	12.845136	12.371713	13.616374	15.594565	15.891733
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.929145
	Lincoln Corporate Variable 4 – Band 4	12.865967	12.404182	13.665764	15.666782	15.981303
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.886830	12.436734	13.715330	15.739356	16.071477
ClearBridge Variable Mid Cap Core Class I
	Lincoln CVUL III Jumbo				10.483829	11.312113
	Lincoln CVUL III Super Jumbo				10.481678	11.292838
	Lincoln CVUL III Super Jumbo/0.15%				10.484547	11.318546
	Lincoln CVUL III SC (Elite)				10.476659	11.247990
	Lincoln CVUL III LC (Elite)				10.480960	11.286421
	Lincoln CVUL III LC (Elite)/0.20%				10.483829	11.312113
	Lincoln Corporate Variable 4 – Band 1				10.476659	11.247990
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.340257
	Lincoln Corporate Variable 4 – Band 2				10.480960	11.286421
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.483829	11.312113
	Lincoln Corporate Variable 4 – Band 3				10.483829	11.312113
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.354292
	Lincoln Corporate Variable 4 – Band 4				10.485264	11.324982
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.486699	11.337869
ClearBridge Variable Small Cap Growth Class I
	Lincoln CVUL III Jumbo				10.592442	11.002428
	Lincoln CVUL III Super Jumbo				10.590269	10.983680
	Lincoln CVUL III Super Jumbo/0.15%				10.593166	11.008685
	Lincoln CVUL III SC (Elite)				10.585199	10.940056
	Lincoln CVUL III LC (Elite)				10.589544	10.977437
	Lincoln CVUL III LC (Elite)/0.20%				10.592442	11.002428
	Lincoln Corporate Variable 4 – Band 1				10.585199	10.940056
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.807235
	Lincoln Corporate Variable 4 – Band 2				10.589544	10.977437
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.592442	11.002428
	Lincoln Corporate Variable 4 – Band 3				10.592442	11.002428
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.821902
	Lincoln Corporate Variable 4 – Band 4				10.593891	11.014945
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.595340	11.027473

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
Delaware VIP Diversified Income Standard Class
	Lincoln CVUL	15.990471	16.894168	17.983399	17.632664	18.440480
	Lincoln CVUL/0.35%	10.471859	11.102452	11.859696	11.669169	12.246557
	Lincoln CVUL LC	16.317760	17.291737	18.461891	18.156218	19.045059
	Lincoln CVUL LC/0.20%	10.483775	11.131764	11.908857	11.735134	12.334271
	Lincoln CVUL III Jumbo	16.535800	17.557860	18.783543	18.509532	19.454533
	Lincoln CVUL III Super Jumbo	16.371920	17.357803	18.541694	18.243821	19.146520
	Lincoln CVUL III Super Jumbo/0.15%		10.099166	10.809572	10.657212	11.206915
	Lincoln CVUL III SC (Elite)	15.990471	16.894168	17.983399	17.632664	18.440480
	Lincoln CVUL III LC (Elite)	16.317760	17.291737	18.461891	18.156218	19.045059
	Lincoln CVUL III LC (Elite)/0.20%		11.131764	11.908857	11.735134	12.334271
	Lincoln Corporate Variable 4 – Band 1	15.995646	16.899604	17.989205	17.638356	18.446446
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.064608
	Lincoln Corporate Variable 4 – Band 2	16.317635	17.291605	18.461751	18.156080	19.044914
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.692364	10.187206
	Lincoln Corporate Variable 4 – Band 3	16.109695	17.105418	18.299517	18.032566	18.953217
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.078253
	Lincoln Corporate Variable 4 – Band 4	16.646000	17.692549	18.946569	18.688861	19.662665
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.064725	16.027873	17.181069	16.964334	17.866134
Delaware VIP Emerging Markets Standard Class
	Lincoln CVUL	30.742008	24.489411	27.830641	30.437938	27.789226
	Lincoln CVUL/0.35%	11.706105	9.357966	10.671998	11.712709	10.730997
	Lincoln CVUL LC	31.360680	25.057454	28.561713	31.331324	28.690894
	Lincoln CVUL LC/0.20%	11.719423	9.382699	10.716254	11.778932	10.807884
	Lincoln CVUL III Jumbo	31.779617	25.443120	29.059345	31.941014	29.307816
	Lincoln CVUL III Super Jumbo	31.464695	25.153161	28.685131	31.482446	28.843714
	Lincoln CVUL III Super Jumbo/0.15%		10.160836	11.610795	12.768560	11.721792
	Lincoln CVUL III SC (Elite)	30.742008	24.489411	27.830641	30.437938	27.789226
	Lincoln CVUL III LC (Elite)	31.360680	25.057454	28.561713	31.331324	28.690894
	Lincoln CVUL III LC (Elite)/0.20%		9.382699	10.716254	11.778932	10.807884
	Lincoln Corporate Variable 4 – Band 1	30.741919	24.489158	27.830141	30.437391	27.788727
	Lincoln Corporate Variable 4 – Band 1/0.35%					8.773229
	Lincoln Corporate Variable 4 – Band 2	31.360675	25.057449	28.561704	31.331317	28.690891
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.578154	9.705955
	Lincoln Corporate Variable 4 – Band 3	29.227407	23.399791	26.725596	29.375837	26.954102
	Lincoln Corporate Variable 4 – Band 3/0.10%					8.785150
	Lincoln Corporate Variable 4 – Band 4	31.992479	25.639214	29.312595	32.251603	29.622432
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.009231	15.249531	17.451796	19.220795	17.671585
Delaware VIP High Yield Standard Class
	Lincoln CVUL	16.757328	17.036913	19.933550	21.618717	21.406456
	Lincoln CVUL/0.35%	10.978377	11.200685	13.150962	14.312728	14.221894
	Lincoln CVUL LC	18.440119	18.804118	22.067284	24.004724	23.840697
	Lincoln CVUL LC/0.20%	10.990873	11.230270	13.205480	14.393631	14.323755
	Lincoln CVUL III Jumbo	23.554625	24.067680	28.300767	30.847103	30.697351
	Lincoln CVUL III Super Jumbo	19.470681	19.864957	23.323866	25.384315	25.223216
	Lincoln CVUL III Super Jumbo/0.15%		10.288166	12.103722	13.199340	13.141831
	Lincoln CVUL III SC (Elite)	16.757328	17.036913	19.933550	21.618717	21.406456
	Lincoln CVUL III LC (Elite)	18.440119	18.804118	22.067284	24.004724	23.840697
	Lincoln CVUL III LC (Elite)/0.20%		11.230270	13.205480	14.393631	14.323755
	Lincoln Corporate Variable 4 – Band 1	18.326004	18.631656	21.799382	23.642344	23.410303
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.479464
	Lincoln Corporate Variable 4 – Band 2	18.742800	19.112775	22.429502	24.398743	24.231779
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.251906	10.202137
	Lincoln Corporate Variable 4 – Band 3	16.830824	17.197425	20.222151	22.041621	21.934612
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.492334
	Lincoln Corporate Variable 4 – Band 4	18.709049	19.135687	22.523829	24.574945	24.480114
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.082686	15.442068	18.194390	19.871106	19.814230

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
Delaware VIP International Value Equity Standard Class
	Lincoln CVUL	16.913519	14.370973	16.439890	20.044801	18.179033
	Lincoln CVUL/0.35%	10.822909	9.228250	10.593789	12.962034	11.796775
	Lincoln CVUL LC	18.086694	15.411622	17.683298	21.625596	19.671657
	Lincoln CVUL LC/0.20%	10.835227	9.254154	10.642713	13.041429	11.886862
Delaware VIP Limited-Term Diversified Income Standard Class
	Lincoln CVUL	12.492806	12.767095	13.029503	12.801087	12.927387
	Lincoln CVUL/0.35%	10.218295	10.479253	10.732133	10.580964	10.722822
	Lincoln CVUL LC	12.701319	13.018794	13.326193	13.132003	13.301526
	Lincoln CVUL LC/0.20%	10.229931	10.506933	10.776631	10.640787	10.799592
	Lincoln CVUL III Jumbo	12.849240	13.197167	13.535920	13.365293	13.564812
	Lincoln CVUL III Super Jumbo	12.741256	13.066647	13.381964	13.193471	13.370355
	Lincoln CVUL III Super Jumbo/0.15%		10.036713	10.299490	10.174747	10.331801
	Lincoln CVUL III SC (Elite)	12.492806	12.767095	13.029503	12.801087	12.927387
	Lincoln CVUL III LC (Elite)	12.701319	13.018794	13.326193	13.132003	13.301526
	Lincoln CVUL III LC (Elite)/0.20%		10.506933	10.776631	10.640787	10.799592
	Lincoln Corporate Variable 4 – Band 1	12.492806	12.767095	13.029503	12.801087	12.927387
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.034783
	Lincoln Corporate Variable 4 – Band 2	12.700469	13.017917	13.325298	13.131131	13.300388
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.897570	10.046646
	Lincoln Corporate Variable 4 – Band 3	12.843637	13.191011	13.529670	13.359235	13.558617
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.048401
	Lincoln Corporate Variable 4 – Band 4	12.921736	13.284903	13.639539	13.481082	13.696018
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.863607	13.237974	13.604857	13.460441	13.688651
Delaware VIP REIT Standard Class
	Lincoln CVUL	27.893781	30.734664	35.690782	36.200744	46.539126
	Lincoln CVUL/0.35%	11.547421	12.768092	14.878957	15.144476	19.537685
	Lincoln CVUL LC	32.229265	35.618389	41.486228	42.205441	54.421486
	Lincoln CVUL LC/0.20%	11.560537	12.801754	14.940560	15.230013	19.677492
	Lincoln CVUL III Jumbo	22.212803	24.597771	28.707355	29.263516	37.809069
	Lincoln CVUL III Super Jumbo	19.569553	21.638238	25.215546	25.665525	33.110749
	Lincoln CVUL III Super Jumbo/0.15%		10.836732	12.653560	12.905156	16.682057
	Lincoln CVUL III SC (Elite)	27.893781	30.734664	35.690782	36.200744	46.539126
	Lincoln CVUL III LC (Elite)	32.229265	35.618389	41.486228	42.205441	54.421486
	Lincoln CVUL III LC (Elite)/0.20%		12.801754	14.940560	15.230013	19.677492
	Lincoln Corporate Variable 4 – Band 1	17.964184	19.793750	22.985674	23.314126	29.972270
	Lincoln Corporate Variable 4 – Band 1/0.35%					11.243196
	Lincoln Corporate Variable 4 – Band 2	18.372371	20.304348	23.649326	24.059320	31.023110
	Lincoln Corporate Variable 4 – Band 2/0.20%				8.882122	11.475890
	Lincoln Corporate Variable 4 – Band 3	14.727798	16.309107	19.033896	19.402652	25.068624
	Lincoln Corporate Variable 4 – Band 3/0.10%					11.258435
	Lincoln Corporate Variable 4 – Band 4	17.955610	19.903376	23.251888	23.726079	30.685217
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.638122	12.913495	15.101120	15.424505	19.968627
Delaware VIP Small Cap Value Standard Class
	Lincoln CVUL	27.121400	26.573477	30.057278	39.848582	41.891005
	Lincoln CVUL/0.35%	12.011051	11.809699	13.404774	17.833701	18.813505
	Lincoln CVUL LC	30.695917	30.166246	34.223380	45.507690	47.983944
	Lincoln CVUL LC/0.20%	12.024721	11.840919	13.460380	17.934536	18.948286
	Lincoln CVUL III Jumbo	24.907538	24.526789	27.881268	37.148850	39.248690
	Lincoln CVUL III Super Jumbo	22.357081	21.982289	24.951323	33.195221	35.019004
	Lincoln CVUL III Super Jumbo/0.15%		10.606573	12.063240	16.081028	16.998507
	Lincoln CVUL III SC (Elite)	27.121400	26.573477	30.057278	39.848582	41.891005
	Lincoln CVUL III LC (Elite)	30.695917	30.166246	34.223380	45.507690	47.983944
	Lincoln CVUL III LC (Elite)/0.20%		11.840919	13.460380	17.934536	18.948286
	Lincoln Corporate Variable 4 – Band 1	19.826258	19.425701	21.972404	29.130026	30.624398
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.091401
	Lincoln Corporate Variable 4 – Band 2	20.277026	19.927127	22.607286	30.061693	31.697460
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.894220	12.565186
	Lincoln Corporate Variable 4 – Band 3	17.323241	17.058429	19.391478	25.837098	27.297540
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.105095
	Lincoln Corporate Variable 4 – Band 4	19.532409	19.253089	21.908184	29.219526	30.902053

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.516208	13.336265	15.190576	20.280326	21.469575
Delaware VIP Smid Cap Growth Standard Class
	Lincoln CVUL	16.009915	17.190777	18.952385	26.597770	27.243823
	Lincoln CVUL/0.35%	12.824350	13.818590	15.287847	21.530737	22.131308
	Lincoln CVUL LC	16.521527	17.793342	19.675752	27.695804	28.453756
	Lincoln CVUL LC/0.20%	12.838925	13.855003	15.351322	21.651893	22.288968
	Lincoln CVUL III Jumbo	21.640803	23.353425	25.875563	36.495555	37.569388
	Lincoln CVUL III Super Jumbo	19.354252	20.854601	23.072245	32.492968	33.398897
	Lincoln CVUL III Super Jumbo/0.15%		10.191733	11.298073	15.943050	16.420360
	Lincoln CVUL III SC (Elite)	16.009915	17.190777	18.952385	26.597770	27.243823
	Lincoln CVUL III LC (Elite)	16.521527	17.793342	19.675752	27.695804	28.453756
	Lincoln CVUL III LC (Elite)/0.20%		13.855003	15.351322	21.651893	22.288968
	Lincoln Corporate Variable 4 – Band 1	17.301424	18.577473	20.481181	28.743281	29.441448
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.838818
	Lincoln Corporate Variable 4 – Band 2	17.693854	19.055957	21.071803	29.660900	30.472632
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.465385	12.832163
	Lincoln Corporate Variable 4 – Band 3	16.488986	17.793905	19.715624	27.807426	28.625632
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.853518
	Lincoln Corporate Variable 4 – Band 4	17.028963	18.395001	20.402020	28.804273	29.681462
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.167620	15.319445	17.007897	24.036337	24.793106
Delaware VIP U.S. Growth Standard Class
	Lincoln CVUL III Jumbo	14.824301	15.923163	18.470315	24.839944	27.959285
	Lincoln CVUL III Super Jumbo	14.041171	15.059373	17.442184	23.422125	26.323914
	Lincoln CVUL III Super Jumbo/0.15%		10.565900	12.262201	16.499155	18.580365
	Lincoln CVUL III SC (Elite)	11.171119	11.939329	13.780181	18.440028	20.652188
	Lincoln CVUL III LC (Elite)	11.485644	12.312372	14.253385	19.130506	21.489858
	Lincoln CVUL III LC (Elite)/0.20%		10.565322	12.255417	16.481757	18.551494
	Lincoln Corporate Variable 4 – Band 1	13.233528	14.143564	16.324274	21.844420	24.464988
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.900656
	Lincoln Corporate Variable 4 – Band 2	13.557318	14.531333	16.822241	22.578365	25.362913
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.995262	13.503601
	Lincoln Corporate Variable 4 – Band 3	13.638105	14.649053	16.992393	22.852342	25.722115
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.915445
	Lincoln Corporate Variable 4 – Band 4	13.643097	14.669169	17.032809	22.929623	25.834825
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.180824	12.033658	13.986549	18.847542	21.256832
Delaware VIP Value Standard Class
	Lincoln CVUL III Jumbo	16.862264	18.433476	21.106776	28.161852	32.038594
	Lincoln CVUL III Super Jumbo	15.446970	16.860988	19.277317	25.682364	29.173998
	Lincoln CVUL III Super Jumbo/0.15%		10.717710	12.278172	16.390415	18.656033
	Lincoln CVUL III SC (Elite)	13.886776	15.104996	17.209366	22.847283	25.862815
	Lincoln CVUL III LC (Elite)	14.272294	15.571140	17.793712	23.693980	26.901833
	Lincoln CVUL III LC (Elite)/0.20%		10.717124	12.271386	16.373172	18.627017
	Lincoln Corporate Variable 4 – Band 1	14.188168	15.432828	17.582871	23.343151	26.424130
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.581776
	Lincoln Corporate Variable 4 – Band 2	14.510840	15.831242	18.090955	24.089787	27.351226
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.518957	13.105795
	Lincoln Corporate Variable 4 – Band 3	12.807569	14.000969	16.031448	21.390062	24.334605
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.596136
	Lincoln Corporate Variable 4 – Band 4	14.534592	15.904811	18.229596	24.347277	27.726618
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.054394	12.108633	13.892421	18.573129	21.172187
Deutsche Alternative Asset Allocation VIP Class A
	Lincoln CVUL III Jumbo	13.025139	12.626311	13.826304	13.927551	14.386230
	Lincoln CVUL III Super Jumbo	12.993521	12.576773	13.751423	13.831359	14.265456
	Lincoln CVUL III Super Jumbo/0.15%		10.105209	11.071130	11.157780	11.531006
	Lincoln CVUL III SC (Elite)	12.920040	12.461936	13.578272	13.609482	13.987573
	Lincoln CVUL III LC (Elite)	12.982998	12.560303	13.726553	13.799442	14.225423
	Lincoln CVUL III LC (Elite)/0.20%		10.104656	11.064992	11.146019	11.513093
	Lincoln Corporate Variable 4 – Band 1	12.920040	12.461936	13.578272	13.609482	13.987573
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.839251

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 2	12.982998	12.560303	13.726553	13.799442	14.225423
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.759774	10.081195
	Lincoln Corporate Variable 4 – Band 3	13.025139	12.626311	13.826304	13.927551	14.386230
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.852607
	Lincoln Corporate Variable 4 – Band 4	13.046261	12.659445	13.876450	13.992050	14.467313
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.067525	12.692769	13.926896	14.056967	14.548978
Deutsche Equity 500 Index VIP Class A
	Lincoln CVUL	10.711803	10.834775	12.448199	16.307908	18.362724
	Lincoln CVUL/0.35%	10.828568	10.988410	12.669274	16.656191	18.821670
	Lincoln CVUL LC	10.506908	10.656942	12.280651	16.136711	18.224546
	Lincoln CVUL LC/0.20%	10.840895	11.017726	12.721807	16.749824	18.954832
	Lincoln CVUL III Jumbo	15.823655	16.081760	18.569081	24.448480	27.666967
	Lincoln CVUL III Super Jumbo	14.814363	15.033424	17.332599	22.786323	25.747359
	Lincoln CVUL III Super Jumbo/0.15%		10.566721	12.207144	16.080239	18.206199
	Lincoln CVUL III SC (Elite)	10.711803	10.834775	12.448199	16.307908	18.362724
	Lincoln CVUL III LC (Elite)	10.506908	10.656942	12.280651	16.136711	18.224546
	Lincoln CVUL III LC (Elite)/0.20%		11.017726	12.721807	16.749824	18.954832
	Lincoln Corporate Variable 4 – Band 1	13.566147	13.718622	15.761484	20.648515	23.250253
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.710461
	Lincoln Corporate Variable 4 – Band 2	13.875704	14.073843	16.218156	21.310569	24.067801
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.555167	13.076332
	Lincoln Corporate Variable 4 – Band 3	12.705155	12.912393	14.909517	19.630214	22.214407
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.724992
	Lincoln Corporate Variable 4 – Band 4	13.887786	14.128445	16.329964	21.521900	24.379482
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.283870	11.490896	13.294707	17.539132	19.887771
Deutsche Small Cap Index VIP Class A
	Lincoln CVUL	18.225960	17.299737	19.970857	27.494074	28.596895
	Lincoln CVUL/0.35%	11.533883	10.986171	12.726903	17.582619	18.352006
	Lincoln CVUL LC	19.156111	18.237310	21.116418	29.158427	30.419280
	Lincoln CVUL LC/0.20%	11.547010	11.015203	12.779682	17.682011	18.483456
	Lincoln CVUL III Jumbo	21.590827	20.596444	23.895696	33.062163	34.560718
	Lincoln CVUL III Super Jumbo	19.424324	18.501917	21.433506	29.611065	30.906798
	Lincoln CVUL III Super Jumbo/0.15%		10.573288	12.273108	16.989595	17.768538
	Lincoln CVUL III SC (Elite)	18.225960	17.299737	19.970857	27.494074	28.596895
	Lincoln CVUL III LC (Elite)	19.156111	18.237310	21.116418	29.158427	30.419280
	Lincoln CVUL III LC (Elite)/0.20%		11.015203	12.779682	17.682011	18.483456
	Lincoln Corporate Variable 4 – Band 1	16.966429	16.104192	18.590741	25.594209	26.620826
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.370208
	Lincoln Corporate Variable 4 – Band 2	17.351703	16.519447	19.127358	26.411853	27.553812
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.200883	12.753667
	Lincoln Corporate Variable 4 – Band 3	15.052581	14.359315	16.659469	23.050092	24.094837
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.384286
	Lincoln Corporate Variable 4 – Band 4	16.094362	15.368505	17.848153	24.719432	25.865696
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.301145	11.758124	13.668899	18.950155	19.848739
Fidelity VIP Asset Manager Service Class
	Lincoln CVUL	14.233987	13.754661	15.355929	17.617278	18.489053
	Lincoln CVUL/0.35%	10.951047	10.619396	11.897217	13.697066	14.425253
	Lincoln CVUL LC	14.151470	13.716032	15.358790	17.673480	18.603766
	Lincoln CVUL LC/0.20%	10.963514	10.647462	11.946560	13.774502	14.528586
	Lincoln CVUL III Jumbo	16.383465	15.911154	17.852474	20.584095	21.710964
	Lincoln CVUL III Super Jumbo	15.259852	14.797708	16.578302	19.086321	20.101021
	Lincoln CVUL III Super Jumbo/0.15%		10.147643	11.391448	13.141029	13.867362
	Lincoln CVUL III SC (Elite)	14.233987	13.754661	15.355929	17.617278	18.489053
	Lincoln CVUL III LC (Elite)	14.151470	13.716032	15.358790	17.673480	18.603766
	Lincoln CVUL III LC (Elite)/0.20%		10.647462	11.946560	13.774502	14.528586
	Lincoln Corporate Variable 4 – Band 1	14.217416	13.738648	15.338052	17.596768	18.467529
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.999361
	Lincoln Corporate Variable 4 – Band 2	14.540414	14.093008	15.780917	18.159225	19.115081
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.817744	11.410405
	Lincoln Corporate Variable 4 – Band 3	14.180959	13.772179	15.452547	17.817040	18.792438

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.012935
	Lincoln Corporate Variable 4 – Band 4	14.840822	14.427400	16.203857	18.701928	19.745504
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.269867	12.913129	14.517649	16.772499	17.726115
Fidelity VIP Contrafund Service Class
	Lincoln CVUL	16.465272	15.920225	18.387415	23.946061	26.588895
	Lincoln CVUL/0.35%	11.080602	10.750363	12.459904	16.283324	18.143971
	Lincoln CVUL LC	16.575560	16.074019	18.620786	24.322786	27.088327
	Lincoln CVUL LC/0.20%	11.093206	10.779104	12.511929	16.375987	18.274469
	Lincoln CVUL III Jumbo	20.223806	19.651174	22.810254	29.854743	33.315829
	Lincoln CVUL III Super Jumbo	19.129989	18.560442	21.511906	28.113258	31.325437
	Lincoln CVUL III Super Jumbo/0.15%		10.445416	12.130659	15.884903	17.735318
	Lincoln CVUL III SC (Elite)	16.465272	15.920225	18.387415	23.946061	26.588895
	Lincoln CVUL III LC (Elite)	16.575560	16.074019	18.620786	24.322786	27.088327
	Lincoln CVUL III LC (Elite)/0.20%		10.779104	12.511929	16.375987	18.274469
	Lincoln Corporate Variable 4 – Band 1	17.489025	16.909009	19.529422	25.433313	28.240269
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.617756
	Lincoln Corporate Variable 4 – Band 2	17.886170	17.344972	20.093110	26.245959	29.230169
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.765157	13.128547
	Lincoln Corporate Variable 4 – Band 3	15.880491	15.430838	17.911466	23.443064	26.160839
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.632173
	Lincoln Corporate Variable 4 – Band 4	17.448000	16.970941	19.718850	25.834421	28.858266
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.585862	12.254001	14.252386	18.691265	20.899910
Fidelity VIP Equity-Income Service Class
	Lincoln CVUL III Jumbo	15.768031	15.871683	18.562485	23.714651	25.713697
	Lincoln CVUL III Super Jumbo	14.713612	14.788115	17.269307	22.029497	23.850691
	Lincoln CVUL III Super Jumbo/0.15%		10.657601	12.470665	15.939960	17.292275
	Lincoln CVUL III SC (Elite)	13.293718	13.314308	15.493930	19.695744	21.249505
	Lincoln CVUL III LC (Elite)	13.665758	13.728083	16.023412	20.429969	22.107803
	Lincoln CVUL III LC (Elite)/0.20%		10.657018	12.463753	15.923150	17.265407
	Lincoln Corporate Variable 4 – Band 1	13.394062	13.414808	15.610882	19.844413	21.409901
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.164365
	Lincoln Corporate Variable 4 – Band 2	13.697815	13.760285	16.061000	20.477903	22.159727
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.209287	12.158693
	Lincoln Corporate Variable 4 – Band 3	12.088572	12.168036	14.230942	18.180853	19.713423
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.178161
	Lincoln Corporate Variable 4 – Band 4	13.652543	13.756050	16.104265	20.594700	22.353088
Fidelity VIP Freedom 2020 Service Class
	Lincoln CVUL III Jumbo				10.805940	11.287362
	Lincoln CVUL III Super Jumbo				10.795337	11.259385
	Lincoln CVUL III Super Jumbo/0.15%				10.809477	11.296704
	Lincoln CVUL III SC (Elite)				10.770635	11.194372
	Lincoln CVUL III LC (Elite)				10.791805	11.250074
	Lincoln CVUL III LC (Elite)/0.20%				10.805940	11.287362
	Lincoln Corporate Variable 4 – Band 1				10.770635	11.194372
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.080302
	Lincoln Corporate Variable 4 – Band 2				10.791824	11.250099
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.805940	11.287362
	Lincoln Corporate Variable 4 – Band 3				10.805940	11.287362
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.093983
	Lincoln Corporate Variable 4 – Band 4				10.813015	11.306053
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.820095	11.324773
Fidelity VIP Freedom 2030 Service Class
	Lincoln CVUL III Jumbo				11.134620	11.652592
	Lincoln CVUL III Super Jumbo				11.123697	11.623711
	Lincoln CVUL III Super Jumbo/0.15%				11.138264	11.662235
	Lincoln CVUL III SC (Elite)				11.098250	11.556600
	Lincoln CVUL III LC (Elite)				11.120058	11.614100
	Lincoln CVUL III LC (Elite)/0.20%				11.134620	11.652592
	Lincoln Corporate Variable 4 – Band 1				11.098250	11.556600
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.067609

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 2				11.120064	11.614109
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.134620	11.652592
	Lincoln Corporate Variable 4 – Band 3				11.134620	11.652592
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.081274
	Lincoln Corporate Variable 4 – Band 4				11.141909	11.671885
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				11.149203	11.691211
Fidelity VIP Freedom 2040 Service Class
	Lincoln CVUL III Jumbo				11.331351	11.855113
	Lincoln CVUL III Super Jumbo				11.320236	11.825731
	Lincoln CVUL III Super Jumbo/0.15%				11.335059	11.864923
	Lincoln CVUL III SC (Elite)				11.294342	11.757455
	Lincoln CVUL III LC (Elite)				11.316533	11.815953
	Lincoln CVUL III LC (Elite)/0.20%				11.331351	11.855113
	Lincoln Corporate Variable 4 – Band 1				11.294342	11.757455
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.063882
	Lincoln Corporate Variable 4 – Band 2				11.316533	11.816181
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.331351	11.855113
	Lincoln Corporate Variable 4 – Band 3				11.331351	11.855113
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.077543
	Lincoln Corporate Variable 4 – Band 4				11.338768	11.874742
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				11.346187	11.894402
Fidelity VIP Freedom 2050 Service Class
	Lincoln CVUL III Jumbo				11.381203	11.905259
	Lincoln CVUL III Super Jumbo				11.370039	11.875753
	Lincoln CVUL III Super Jumbo/0.15%				11.384927	11.915111
	Lincoln CVUL III SC (Elite)				11.344031	11.807187
	Lincoln CVUL III LC (Elite)				11.366320	11.865933
	Lincoln CVUL III LC (Elite)/0.20%				11.381203	11.905259
	Lincoln Corporate Variable 4 – Band 1				11.344031	11.807187
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.063870
	Lincoln Corporate Variable 4 – Band 2				11.366349	11.865961
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.381203	11.905259
	Lincoln Corporate Variable 4 – Band 3				11.381203	11.905259
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.077531
	Lincoln Corporate Variable 4 – Band 4				11.388652	11.924971
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				11.396109	11.944722
Fidelity VIP Freedom Income Service Class
	Lincoln CVUL III Jumbo				10.229068	10.585595
	Lincoln CVUL III Super Jumbo				10.219027	10.559355
	Lincoln CVUL III Super Jumbo/0.15%				10.232417	10.594356
	Lincoln CVUL III SC (Elite)				10.195637	10.498379
	Lincoln CVUL III LC (Elite)				10.215683	10.550622
	Lincoln CVUL III LC (Elite)/0.20%				10.229068	10.585595
	Lincoln Corporate Variable 4 – Band 1				10.195637	10.498379
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.087841
	Lincoln Corporate Variable 4 – Band 2				10.215691	10.550637
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.229068	10.585595
	Lincoln Corporate Variable 4 – Band 3				10.229068	10.585595
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.101531
	Lincoln Corporate Variable 4 – Band 4				10.235767	10.603125
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.242471	10.620685
Fidelity VIP Growth Service Class
	Lincoln CVUL	9.865066	9.810571	11.159181	15.093192	16.664790
	Lincoln CVUL/0.35%	11.602677	11.578433	13.216203	17.938008	19.875259
	Lincoln CVUL LC	9.377019	9.352747	10.670359	14.475367	16.030459
	Lincoln CVUL LC/0.20%	11.615884	11.609023	13.270994	18.039390	20.017590
	Lincoln CVUL III Jumbo	15.502640	15.493484	17.711564	24.075500	26.715620
	Lincoln CVUL III Super Jumbo	14.547936	14.517538	16.571044	22.491446	24.920456
	Lincoln CVUL III Super Jumbo/0.15%		10.296669	11.776644	16.016104	17.781318

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL III SC (Elite)	9.865066	9.810571	11.159181	15.093192	16.664790
	Lincoln CVUL III LC (Elite)	9.377019	9.352747	10.670359	14.475367	16.030459
	Lincoln CVUL III LC (Elite)/0.20%		11.609023	13.270994	18.039390	20.017590
	Lincoln Corporate Variable 4 – Band 1	13.176867	13.103378	14.904600	20.159005	22.258087
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.495603
	Lincoln Corporate Variable 4 – Band 2	13.476638	13.441752	15.335422	20.803970	23.039211
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.179806	13.515418
	Lincoln Corporate Variable 4 – Band 3	13.049996	13.042287	14.909450	20.266559	22.488990
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.509848
	Lincoln Corporate Variable 4 – Band 4	13.147210	13.152598	15.050584	20.478856	22.747301
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.729590	11.746145	13.454609	18.325562	20.375850
Fidelity VIP High Income Service Class
	Lincoln CVUL	14.078377	14.528928	16.475729	17.321792	17.385799
	Lincoln CVUL/0.35%	10.932875	11.322317	12.884441	13.593567	13.691632
	Lincoln CVUL LC	14.535869	15.047020	17.114480	18.047393	18.168503
	Lincoln CVUL LC/0.20%	10.945318	11.352809	12.937112	13.669621	13.788901
Fidelity VIP Investment Grade Bond Service Class
	Lincoln CVUL III Jumbo				9.723077	10.261984
	Lincoln CVUL III Super Jumbo				9.713529	10.236544
	Lincoln CVUL III Super Jumbo/0.15%				9.726261	10.270478
	Lincoln CVUL III SC (Elite)				9.691286	10.177427
	Lincoln CVUL III LC (Elite)				9.710348	10.228078
	Lincoln CVUL III LC (Elite)/0.20%				9.723077	10.261984
	Lincoln Corporate Variable 4 – Band 1				9.691286	10.177427
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.185777
	Lincoln Corporate Variable 4 – Band 2				9.710348	10.228078
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.723077	10.261984
	Lincoln Corporate Variable 4 – Band 3				9.723077	10.261984
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.199598
	Lincoln Corporate Variable 4 – Band 4				9.729447	10.278980
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				9.735821	10.296001
Fidelity VIP Mid Cap Service Class
	Lincoln CVUL	16.662521	14.772996	16.833868	22.744814	23.985688
	Lincoln CVUL/0.35%	12.062364	10.732047	12.272056	16.639277	17.608586
	Lincoln CVUL LC	16.948327	15.071604	17.225727	23.344156	24.690249
	Lincoln CVUL LC/0.20%	12.076087	10.760408	12.322952	16.733342	17.734718
	Lincoln CVUL III Jumbo	17.139143	15.271848	17.489506	23.749011	25.170225
	Lincoln CVUL III Super Jumbo	16.995101	15.120769	17.290544	23.443680	24.809375
	Lincoln CVUL III Super Jumbo/0.15%		10.146906	11.626170	15.795071	16.748670
	Lincoln CVUL III SC (Elite)	16.662521	14.772996	16.833868	22.744814	23.985688
	Lincoln CVUL III LC (Elite)	16.948327	15.071604	17.225727	23.344156	24.690249
	Lincoln CVUL III LC (Elite)/0.20%		10.760408	12.322952	16.733342	17.734718
	Lincoln Corporate Variable 4 – Band 1	16.663604	14.773974	16.834974	22.746273	23.987252
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.250862
	Lincoln Corporate Variable 4 – Band 2	16.947359	15.070744	17.224733	23.342784	24.690252
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.106548	12.830943
	Lincoln Corporate Variable 4 – Band 3	17.139154	15.271859	17.489520	23.749030	25.170245
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.264773
	Lincoln Corporate Variable 4 – Band 4	17.235839	15.373398	17.623410	23.954762	25.413693
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.840621	13.250260	15.204726	20.687803	21.969725
Fidelity VIP Overseas Service Class
	Lincoln CVUL	11.602071	9.536253	11.414955	14.778615	13.477897
	Lincoln CVUL/0.35%	11.128144	9.178856	11.025645	14.324585	13.109658
	Lincoln CVUL LC	11.966739	9.865611	11.844655	15.380963	14.069550
	Lincoln CVUL LC/0.20%	11.140798	9.203131	11.071388	14.405584	13.203588
	Lincoln CVUL III Jumbo	20.805663	17.187010	20.676011	26.902683	24.657934
	Lincoln CVUL III Super Jumbo	20.520337	16.925842	20.331327	26.414584	24.174254
	Lincoln CVUL III Super Jumbo/0.15%		10.189684	12.264339	15.965771	14.640917
	Lincoln CVUL III SC (Elite)	11.602071	9.536253	11.414955	14.778615	13.477897
	Lincoln CVUL III LC (Elite)	11.966739	9.865611	11.844655	15.380963	14.069550

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL III LC (Elite)/0.20%		9.203131	11.071388	14.405584	13.203588
	Lincoln Corporate Variable 4 – Band 1	17.397557	14.299751	17.116913	22.160825	20.210345
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.299974
	Lincoln Corporate Variable 4 – Band 2	17.792547	14.668530	17.611035	22.868916	20.918851
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.831472	10.845586
	Lincoln Corporate Variable 4 – Band 3	15.523062	12.823189	15.426324	20.072029	18.397228
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.312587
	Lincoln Corporate Variable 4 – Band 4	16.981725	14.042223	16.909717	22.024144	20.206665
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.217786	10.113043	12.190353	15.893255	14.596308
Franklin Income VIP Class 1
	Lincoln CVUL III Jumbo	12.657262	12.974554	14.620366	16.660535	17.445718
	Lincoln CVUL III Super Jumbo	12.570042	12.865827	14.476128	16.471453	17.221874
	Lincoln CVUL III Super Jumbo/0.15%		10.402261	11.727639	13.370829	14.007976
	Lincoln CVUL III SC (Elite)	12.368855	12.615658	14.145076	16.038558	16.710668
	Lincoln CVUL III LC (Elite)	12.541100	12.829786	14.428363	16.408901	17.147896
	Lincoln CVUL III LC (Elite)/0.20%		10.401692	11.721138	13.356740	13.986221
	Lincoln Corporate Variable 4 – Band 1	12.370028	12.616906	14.146435	16.040075	16.712231
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.630417
	Lincoln Corporate Variable 4 – Band 2	12.541098	12.829782	14.428359	16.408897	17.147890
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.582422	11.081154
	Lincoln Corporate Variable 4 – Band 3	12.653409	12.970611	14.615889	16.655444	17.440400
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.643477
	Lincoln Corporate Variable 4 – Band 4	12.715745	13.047548	14.717323	16.787793	17.596561
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.774500	13.120955	14.814924	16.916026	17.748711
Franklin Mutual Shares VIP Class 1
	Lincoln CVUL III Jumbo	10.406292	10.303405	11.784784	15.116259	16.199433
	Lincoln CVUL III Super Jumbo	10.334553	10.217024	11.668476	14.944656	15.991529
	Lincoln CVUL III Super Jumbo/0.15%		10.575710	12.102288	15.531275	16.652512
	Lincoln CVUL III SC (Elite)	10.169079	10.018276	11.401534	14.551784	15.516733
	Lincoln CVUL III LC (Elite)	10.310750	10.188392	11.629962	14.887888	15.922821
	Lincoln CVUL III LC (Elite)/0.20%		10.575132	12.095579	15.514913	16.626653
	Lincoln Corporate Variable 4 – Band 1	10.169079	10.018276	11.401534	14.551784	15.516733
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.992799
	Lincoln Corporate Variable 4 – Band 2	10.310851	10.188491	11.630076	14.888035	15.922983
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.352476	12.166029
	Lincoln Corporate Variable 4 – Band 3	10.406227	10.303338	11.784709	15.116141	16.199328
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.006364
	Lincoln Corporate Variable 4 – Band 4	10.454393	10.361395	11.862965	15.231752	16.339533
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.502698	10.419694	11.941642	15.348100	16.480815
Franklin Rising Dividends VIP Class 1
	Lincoln CVUL III Jumbo				11.504934	12.515988
	Lincoln CVUL III Super Jumbo				11.493648	12.484971
	Lincoln CVUL III Super Jumbo/0.15%				11.508698	12.526344
	Lincoln CVUL III SC (Elite)				11.467358	12.412895
	Lincoln CVUL III LC (Elite)				11.489889	12.474649
	Lincoln CVUL III LC (Elite)/0.20%				11.504934	12.515988
	Lincoln Corporate Variable 4 – Band 1				11.467358	12.412895
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.528230
	Lincoln Corporate Variable 4 – Band 2				11.489889	12.474649
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.504934	12.515988
	Lincoln Corporate Variable 4 – Band 3				11.504934	12.515988
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.542517
	Lincoln Corporate Variable 4 – Band 4				11.512464	12.536709
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				11.519959	12.557422
Franklin Small Cap Value VIP Class 2
	Lincoln CVUL III Jumbo				12.327869	12.373552
	Lincoln CVUL III Super Jumbo				12.315780	12.342880
	Lincoln CVUL III Super Jumbo/0.15%				12.331901	12.383793
	Lincoln CVUL III SC (Elite)				12.287617	12.271607

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL III LC (Elite)				12.311752	12.332673
	Lincoln CVUL III LC (Elite)/0.20%				12.327869	12.373552
	Lincoln Corporate Variable 4 – Band 1				12.287617	12.271607
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.775177
	Lincoln Corporate Variable 4 – Band 2				12.311752	12.332673
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.327869	12.373552
	Lincoln Corporate Variable 4 – Band 3				12.327869	12.373552
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.788453
	Lincoln Corporate Variable 4 – Band 4				12.335935	12.394043
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				12.344117	12.414672
Franklin Small-Mid Cap Growth VIP Class 1
	Lincoln CVUL III Jumbo	20.438956	19.461291	21.581261	29.830449	32.086513
	Lincoln CVUL III Super Jumbo	18.709209	17.787555	19.695639	27.183302	29.195332
	Lincoln CVUL III Super Jumbo/0.15%		10.254851	11.377626	15.734450	16.932905
	Lincoln CVUL III SC (Elite)	15.934826	15.096856	16.657910	22.910470	24.520252
	Lincoln CVUL III LC (Elite)	16.380886	15.566139	17.227801	23.765071	25.511163
	Lincoln CVUL III LC (Elite)/0.20%		10.254290	11.371315	15.717866	16.906599
	Lincoln Corporate Variable 4 – Band 1	16.906078	16.016828	17.673155	24.312870	26.023947
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.397772
	Lincoln Corporate Variable 4 – Band 2	17.290334	16.430338	18.183743	25.084093	26.927264
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.247132	13.173378
	Lincoln Corporate Variable 4 – Band 3	15.485406	14.744645	16.349016	22.602916	24.313604
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.411886
	Lincoln Corporate Variable 4 – Band 4	16.292634	15.528836	17.237676	23.850392	25.679855
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.213797	12.606950	14.008243	19.401461	20.910570
Franklin Small-Mid Cap Growth VIP Class 2
	Lincoln CVUL	11.056847	10.450438	11.503657	15.782036	16.842996
	Lincoln CVUL/0.35%	11.856946	11.244675	12.421099	17.101122	18.315076
	Lincoln CVUL LC	11.413950	10.819758	11.945978	16.438058	17.595836
	Lincoln CVUL LC/0.20%	11.870441	11.274448	12.472925	17.197490	18.445548
Franklin U.S. Government Securities VIP Class 1
	Lincoln CVUL III Jumbo	12.293261	12.999471	13.248295	12.958151	13.402622
	Lincoln CVUL III Super Jumbo	12.226829	12.909850	13.137241	12.830268	13.250465
	Lincoln CVUL III Super Jumbo/0.15%		10.072037	10.269959	10.050066	10.399986
	Lincoln CVUL III SC (Elite)	12.073211	12.703126	12.881717	12.536757	12.902112
	Lincoln CVUL III LC (Elite)	12.204764	12.880113	13.100430	12.787921	13.200131
	Lincoln CVUL III LC (Elite)/0.20%		10.071485	10.264264	10.039472	10.383831
	Lincoln Corporate Variable 4 – Band 1	12.073211	12.703126	12.881717	12.536757	12.902112
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.121174
	Lincoln Corporate Variable 4 – Band 2	12.204499	12.879899	13.100237	12.787797	13.200139
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.773346	10.108576
	Lincoln Corporate Variable 4 – Band 3	12.293202	12.999448	13.248280	12.958028	13.402647
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.134907
	Lincoln Corporate Variable 4 – Band 4	12.337749	13.059564	13.322851	13.044113	13.505028
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.382405	13.119942	13.397836	13.130653	13.608225
Goldman Sachs VIT Global Markets Navigator Service Class
	Lincoln CVUL III Jumbo					10.380648
	Lincoln CVUL III Super Jumbo					10.370247
	Lincoln CVUL III Super Jumbo/0.15%					10.384117
	Lincoln CVUL III SC (Elite)					10.346018
	Lincoln CVUL III LC (Elite)					10.366782
	Lincoln CVUL III LC (Elite)/0.20%					10.380648
	Lincoln Corporate Variable 4 – Band 1					10.346018
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.093226
	Lincoln Corporate Variable 4 – Band 2					10.366782
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.380648
	Lincoln Corporate Variable 4 – Band 3					10.380648
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.106924
	Lincoln Corporate Variable 4 – Band 4					10.387588

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.394543
Goldman Sachs VIT Mid Cap Value Service Class
	Lincoln CVUL III Jumbo		10.588752	12.489471	16.522426	18.680306
	Lincoln CVUL III Super Jumbo		10.585181	12.466556	16.467409	18.590203
	Lincoln CVUL III Super Jumbo/0.15%		10.375105	12.243591	16.205245	18.330861
	Lincoln CVUL III SC (Elite)		10.576856	12.413249	16.339746	18.381647
	Lincoln CVUL III LC (Elite)		10.583992	12.458926	16.449111	18.560265
	Lincoln CVUL III LC (Elite)/0.20%		10.374537	12.236804	16.188171	18.302397
	Lincoln Corporate Variable 4 – Band 1		10.576856	12.413249	16.339746	18.381647
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.602608
	Lincoln Corporate Variable 4 – Band 2		10.583992	12.458926	16.449111	18.560265
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.500088	13.002035
	Lincoln Corporate Variable 4 – Band 3		10.588752	12.489471	16.522426	18.680306
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.616995
	Lincoln Corporate Variable 4 – Band 4		10.591132	12.504771	16.559206	18.740617
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.593519	12.520091	16.596068	18.801123
Invesco V.I. American Franchise Series I
	Lincoln CVUL III Jumbo			14.208619	19.871675
	Lincoln CVUL III Super Jumbo			13.419606	18.740079
	Lincoln CVUL III Super Jumbo/0.15%			11.501118	16.093096
	Lincoln CVUL III SC (Elite)			10.063759	14.004677
	Lincoln CVUL III LC (Elite)			10.405405	14.523580
	Lincoln CVUL III LC (Elite)/0.20%			11.494743	16.076143
	Lincoln Corporate Variable 4 – Band 1			12.037566	16.751417
	Lincoln Corporate Variable 4 – Band 2			12.385747	17.287688
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.624305
	Lincoln Corporate Variable 4 – Band 4			12.357623	17.300213
Invesco V.I. Capital Appreciation Series I
	Lincoln CVUL III Jumbo	13.761498	12.647590
	Lincoln CVUL III Super Jumbo	13.036373	11.963182
	Lincoln CVUL III Super Jumbo/0.15%		10.232433
	Lincoln CVUL III SC (Elite)	9.845055	9.002984
	Lincoln CVUL III LC (Elite)	10.118367	9.280749
	Lincoln CVUL III LC (Elite)/0.20%		10.231873
	Lincoln Corporate Variable 4 – Band 1	11.775968	10.768741
	Lincoln Corporate Variable 4 – Band 2	12.044081	11.047048
	Lincoln Corporate Variable 4 – Band 4	11.944829	10.988964
Invesco V.I. Growth and Income Series I
	Lincoln CVUL III Jumbo		10.616863	12.146221	16.253345	17.888362
	Lincoln CVUL III Super Jumbo		10.613284	12.123933	16.199223	17.802076
	Lincoln CVUL III Super Jumbo/0.15%		10.683755	12.228859	16.372103	18.028078
	Lincoln CVUL III SC (Elite)		10.604936	12.072087	16.073637	17.602353
	Lincoln CVUL III LC (Elite)		10.612091	12.116513	16.181222	17.773406
	Lincoln CVUL III LC (Elite)/0.20%		10.683170	12.222080	16.354854	18.000083
	Lincoln Corporate Variable 4 – Band 1		10.604936	12.072087	16.073637	17.602353
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.446782
	Lincoln Corporate Variable 4 – Band 2		10.612091	12.116513	16.181222	17.773406
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.544244	12.705546
	Lincoln Corporate Variable 4 – Band 3		10.616863	12.146221	16.253345	17.888362
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.460960
	Lincoln Corporate Variable 4 – Band 4		10.619250	12.161102	16.289526	17.946118
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.621638	12.175975	16.325753	18.004024
Invesco V.I. International Growth Series I
	Lincoln CVUL III Jumbo	24.786809	23.069740	26.599715	31.593873	31.635320
	Lincoln CVUL III Super Jumbo	23.929907	22.238768	25.603185	30.364686	30.358936
	Lincoln CVUL III Super Jumbo/0.15%		10.243073	11.816301	14.041854	14.067309
	Lincoln CVUL III SC (Elite)	20.139298	18.650560	21.397157	25.287836	25.194687
	Lincoln CVUL III LC (Elite)	20.713513	19.240042	22.139728	26.244001	26.225912
	Lincoln CVUL III LC (Elite)/0.20%		10.242512	11.809752	14.027060	14.045462

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 1	21.859419	20.243526	23.224713	27.447699	27.346594
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.520835
	Lincoln Corporate Variable 4 – Band 2	22.356375	20.766038	23.895709	28.325507	28.305982
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.192485	11.207168
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.533763
	Lincoln Corporate Variable 4 – Band 4	22.031766	20.526092	23.690519	28.166606	28.231782
Janus Aspen Balanced Institutional Class
	Lincoln CVUL	17.859339	18.025082	20.337273	24.265776	26.146547
	Lincoln CVUL/0.35%	10.440824	10.574829	11.973142	14.336027	15.501322
	Lincoln CVUL LC	17.217831	17.429355	19.724279	23.605043	25.511009
	Lincoln CVUL LC/0.20%	10.452712	10.602769	12.022786	14.417067	15.612347
Janus Aspen Balanced Service Class
	Lincoln CVUL III Jumbo	17.939540	18.146215	20.532155	24.548860	26.518170
	Lincoln CVUL III Super Jumbo	17.106007	17.277135	19.519518	23.303158	25.134813
	Lincoln CVUL III Super Jumbo/0.15%		10.339982	11.705375	14.002292	15.133120
	Lincoln CVUL III SC (Elite)	16.449616	16.556106	18.639587	22.174954	23.834378
	Lincoln CVUL III LC (Elite)	16.914439	17.075104	19.281626	23.007648	24.803676
	Lincoln CVUL III LC (Elite)/0.20%		10.339417	11.698886	13.987539	15.109621
	Lincoln Corporate Variable 4 – Band 1	16.268362	16.373718	18.434233	21.930501	23.571630
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.381140
	Lincoln Corporate Variable 4 – Band 2	16.638060	16.796101	18.966572	22.631715	24.398396
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.975874	11.856360
	Lincoln Corporate Variable 4 – Band 3	16.068001	16.253116	18.390143	21.987806	23.751668
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.395198
	Lincoln Corporate Variable 4 – Band 4	17.027591	17.240999	19.527425	23.370920	25.270991
Janus Aspen Enterprise Institutional Class
	Lincoln CVUL	13.200561	12.921022	15.049546	19.783362	22.105376
	Lincoln CVUL/0.35%	11.789534	11.581430	13.536548	17.839992	20.013398
	Lincoln CVUL LC	10.221850	10.036381	11.724815	15.459108	17.325460
	Lincoln CVUL LC/0.20%	11.802950	11.612033	13.592692	17.957741	20.166029
Janus Aspen Enterprise Service Class
	Lincoln CVUL III Jumbo	24.793506	24.335155	28.412183	37.439945	41.939292
	Lincoln CVUL III Super Jumbo	22.567556	22.117127	25.783870	33.925624	37.945691
	Lincoln CVUL III Super Jumbo/0.15%		10.410139	12.160293	16.032144	17.967787
	Lincoln CVUL III SC (Elite)	18.217463	17.791426	20.668592	27.100167	30.205563
	Lincoln CVUL III LC (Elite)	18.701207	18.318777	21.345137	28.071248	31.381901
	Lincoln CVUL III LC (Elite)/0.20%		10.409570	12.153477	16.014815	17.939575
	Lincoln Corporate Variable 4 – Band 1	20.327803	19.852413	23.062875	30.239493	33.704623
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.807133
	Lincoln Corporate Variable 4 – Band 2	20.791648	20.366470	23.731104	31.209063	34.889786
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.982198	13.422139
	Lincoln Corporate Variable 4 – Band 3	18.753590	18.406905	21.490727	28.319247	31.723007
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.821794
	Lincoln Corporate Variable 4 – Band 4	20.277179	19.922250	23.283211	30.711924	34.437141
Janus Aspen Flexible Bond Institutional Class
	Lincoln CVUL	19.299565	20.457415	22.008624	21.825429	22.742866
	Lincoln CVUL/0.35%	10.542155	11.213786	12.106370	12.047696	12.598134
	Lincoln CVUL LC	19.927661	21.186638	22.861601	22.739429	23.766469
	Lincoln CVUL LC/0.20%	10.554158	11.243401	12.156558	12.115802	12.688367
Janus Aspen Flexible Bond Service Class
	Lincoln CVUL III Jumbo	16.049015	17.040384	18.381984	18.285663	19.105910
	Lincoln CVUL III Super Jumbo	14.918113	15.815889	17.035519	16.920852	17.653382
	Lincoln CVUL III Super Jumbo/0.15%		10.107984	10.909243	10.857507	11.350219
	Lincoln CVUL III SC (Elite)	16.431104	17.359083	18.632408	18.442324	19.173507
	Lincoln CVUL III LC (Elite)	16.899469	17.907530	19.278819	19.139481	19.958077
	Lincoln CVUL III LC (Elite)/0.20%		10.107430	10.903209	10.846076	11.332602
	Lincoln Corporate Variable 4 – Band 1	14.448492	15.264566	16.384225	16.217119	16.860070
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.086503
	Lincoln Corporate Variable 4 – Band 2	14.776383	15.657801	16.856815	16.734980	17.450737
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.845559	10.287205
	Lincoln Corporate Variable 4 – Band 3	14.767087	15.679280	16.913713	16.825098	17.579842
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.100265

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 4	15.241563	16.199245	17.492100	17.417856	18.217384
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.320710	15.235752	16.468166	16.414672	17.185323
Janus Aspen Global Research Institutional Class
	Lincoln CVUL	10.774624	9.228677	11.004601	14.034263	14.973776
	Lincoln CVUL/0.35%	10.958360	9.419252	11.271171	14.424309	15.444726
	Lincoln CVUL LC	9.687059	8.322652	9.953987	12.732520	13.625706
	Lincoln CVUL LC/0.20%	10.970842	9.444390	11.318239	14.506548	15.555264
Janus Aspen Global Research Service Class
	Lincoln CVUL III Jumbo	14.781811	12.688820	15.178446	19.401172	20.752899
	Lincoln CVUL III Super Jumbo	14.795733	12.681700	15.147206	19.332241	20.648168
	Lincoln CVUL III Super Jumbo/0.15%		10.243027	12.258898	15.677220	16.777878
	Lincoln CVUL III SC (Elite)	11.501196	9.823387	11.692226	14.870579	15.827310
	Lincoln CVUL III LC (Elite)	11.813695	10.120670	12.082235	15.412743	16.453645
	Lincoln CVUL III LC (Elite)/0.20%		10.242466	12.252103	15.660702	16.751821
	Lincoln Corporate Variable 4 – Band 1	13.346100	11.399154	13.567773	17.255966	18.366165
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.213717
	Lincoln Corporate Variable 4 – Band 2	13.642942	11.687765	13.953062	17.799271	19.001347
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.450233	12.247999
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.227581
	Lincoln Corporate Variable 4 – Band 4	13.686438	11.760318	14.081833	18.017471	19.292075
Janus Aspen Global Technology Service Class
	Lincoln CVUL	6.333367	5.744670	6.796997	9.138304	9.922800
	Lincoln CVUL/0.35%	11.663226	10.616246	12.604977	17.006268	18.530926
	Lincoln CVUL LC	6.536772	5.947004	7.057522	9.517049	10.365097
	Lincoln CVUL LC/0.20%	11.676513	10.644308	12.657265	17.102412	18.663658
JPMIT Core Bond Class 1
	Lincoln CVUL III Jumbo				9.758135	10.217546
	Lincoln CVUL III Super Jumbo				9.748553	10.192216
	Lincoln CVUL III Super Jumbo/0.15%				9.761331	10.226003
	Lincoln CVUL III SC (Elite)				9.726232	10.133357
	Lincoln CVUL III LC (Elite)				9.745362	10.183787
	Lincoln CVUL III LC (Elite)/0.20%				9.758135	10.217546
	Lincoln Corporate Variable 4 – Band 1				9.726232	10.133357
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.199798
	Lincoln Corporate Variable 4 – Band 2				9.745362	10.183787
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.758135	10.217546
	Lincoln Corporate Variable 4 – Band 3				9.758135	10.217546
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.213637
	Lincoln Corporate Variable 4 – Band 4				9.764528	10.234468
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				9.770925	10.251417
LVIP AQR Enhanced Global Strategies Standard Class
	Lincoln CVUL III Jumbo					10.421743
	Lincoln CVUL III Super Jumbo					10.411301
	Lincoln CVUL III Super Jumbo/0.15%					10.425227
	Lincoln CVUL III SC (Elite)					10.386973
	Lincoln CVUL III LC (Elite)					10.407822
	Lincoln CVUL III LC (Elite)/0.20%					10.421743
	Lincoln Corporate Variable 4 – Band 1					10.386973
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.202716
	Lincoln Corporate Variable 4 – Band 2					10.407822
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.421743
	Lincoln Corporate Variable 4 – Band 3					10.421743
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.216562
	Lincoln Corporate Variable 4 – Band 4					10.428711
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.435633
LVIP Baron Growth Opportunities Standard Class
	Lincoln CVUL	14.229092	14.736211	17.345994	24.186053	25.246967
	Lincoln CVUL/0.35%	11.764384	12.226405	14.442127	20.207625	21.167999
	Lincoln CVUL LC	14.471431	15.032243	17.747581	24.820263	25.986856

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL LC/0.20%	11.777771	12.258703	14.502000	20.321825	21.319589
	Lincoln CVUL III Jumbo	14.635218	15.232831	18.020382	25.252176	26.492011
	Lincoln CVUL III Super Jumbo	14.512179	15.082114	17.815360	24.927500	26.112188
	Lincoln CVUL III Super Jumbo/0.15%		10.393452	12.301560	17.246934	18.102777
	Lincoln CVUL III SC (Elite)	14.229092	14.736211	17.345994	24.186053	25.246967
	Lincoln CVUL III LC (Elite)	14.471431	15.032243	17.747581	24.820263	25.986856
	Lincoln CVUL III LC (Elite)/0.20%		12.258703	14.502000	20.321825	21.319589
	Lincoln Corporate Variable 4 – Band 1	14.229092	14.736211	17.345994	24.186053	25.246967
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.589321
	Lincoln Corporate Variable 4 – Band 2	14.471567	15.032401	17.747782	24.820567	25.987183
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.188031	12.786440
	Lincoln Corporate Variable 4 – Band 3	14.635332	15.232949	18.020522	25.252372	26.492217
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.603690
	Lincoln Corporate Variable 4 – Band 4	14.717822	15.334144	18.158372	25.470972	26.748289
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.487668	13.023625	15.437722	21.676324	22.786130
LVIP Baron Growth Opportunities Service Class
	Lincoln CVUL	21.542821	22.253242	26.129425	36.342802	37.841280
	Lincoln CVUL/0.35%	11.741965	12.171733	14.341943	20.017732	20.916193
	Lincoln CVUL LC	22.608952	23.424745	27.587589	38.486167	40.193446
	Lincoln CVUL LC/0.20%	11.755331	12.203894	14.401414	20.130880	21.066003
	Lincoln CVUL III Jumbo	21.350149	22.164833	26.155983	36.561890	38.260266
	Lincoln CVUL III Super Jumbo	19.775331	20.499132	24.154111	33.713042	35.226194
	Lincoln CVUL III Super Jumbo/0.15%		10.390374	12.267464	17.156523	17.962460
	Lincoln CVUL III SC (Elite)	21.542821	22.253242	26.129425	36.342802	37.841280
	Lincoln CVUL III LC (Elite)	22.608952	23.424745	27.587589	38.486167	40.193446
	Lincoln CVUL III LC (Elite)/0.20%		12.203894	14.401414	20.130880	21.066003
	Lincoln Corporate Variable 4 – Band 1	17.595133	18.175360	21.341208	29.682904	30.906743
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.574848
	Lincoln Corporate Variable 4 – Band 2	17.994594	18.643887	21.957115	30.631288	31.990122
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.168226	12.733191
	Lincoln Corporate Variable 4 – Band 3	16.171183	16.788247	19.811258	27.692977	28.979374
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.589193
	Lincoln Corporate Variable 4 – Band 4	17.468499	18.153223	21.443432	30.004451	31.429645
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.010287	13.533793	16.002730	22.413996	23.502139
LVIP BlackRock Emerging Markets RPM Standard Class
	Lincoln CVUL III Jumbo			10.618297	9.759017	9.263488
	Lincoln CVUL III Super Jumbo			10.614649	9.741036	9.232550
	Lincoln CVUL III SC (Elite)			10.606142	9.699208	9.160763
	Lincoln CVUL III LC (Elite)			10.613434	9.735049	9.222261
	Lincoln Corporate Variable 4 – Band 1			10.606142	9.699208	9.160763
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.064293
	Lincoln Corporate Variable 4 – Band 2			10.613434	9.735049	9.222261
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.362971	8.887552
	Lincoln Corporate Variable 4 – Band 3			10.618297	9.759017	9.263488
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.076606
	Lincoln Corporate Variable 4 – Band 4			10.620730	9.771022	9.284170
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.623153	9.783098	9.305272
LVIP BlackRock Equity Dividend RPM Standard Class
	Lincoln CVUL	12.518775	12.111309	14.069615	16.516191	16.973270
	Lincoln CVUL/0.35%	11.018882	10.697641	12.470923	14.690807	15.150305
	Lincoln CVUL LC	13.673061	13.267721	15.459199	18.201910	18.761845
	Lincoln CVUL LC/0.20%	11.031427	10.725909	12.522640	14.773864	15.258832
	Lincoln CVUL III Jumbo	11.204452	10.894142	12.719054	15.005588	15.498163
	Lincoln CVUL III Super Jumbo	11.110246	10.786341	12.574327	14.812616	15.275925
	Lincoln CVUL III Super Jumbo/0.15%		10.441008	12.196108	14.395823	14.875818
	Lincoln CVUL III SC (Elite)	12.518775	12.111309	14.069615	16.516191	16.973270
	Lincoln CVUL III LC (Elite)	13.673061	13.267721	15.459199	18.201910	18.761845
	Lincoln CVUL III LC (Elite)/0.20%		10.725909	12.522640	14.773864	15.258832
	Lincoln Corporate Variable 4 – Band 1	10.893496	10.538931	12.242996	14.371939	14.769677
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.135937

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 2	11.079026	10.750649	12.526459	14.748851	15.202558
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.887714	11.245115
	Lincoln Corporate Variable 4 – Band 3	11.205227	10.894858	12.719870	15.006575	15.499288
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.149694
	Lincoln Corporate Variable 4 – Band 4	11.267699	10.966608	12.816463	15.135629	15.648114
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.637350	10.363464	12.123694	14.331822	14.831914
LVIP BlackRock Inflation Protected Bond Standard Class
	Lincoln CVUL III Jumbo	10.205246	11.421466	12.140472	11.101505	11.418973
	Lincoln CVUL III Super Jumbo	10.195691	11.393682	12.092791	11.041324	11.340049
	Lincoln CVUL III Super Jumbo/0.15%		10.045013	10.682707	9.773380	10.057896
	Lincoln CVUL III SC (Elite)	10.173435	11.329114	11.982262	10.902168	11.158008
	Lincoln CVUL III LC (Elite)	10.192510	11.384437	12.076941	11.021338	11.313864
	Lincoln CVUL III LC (Elite)/0.20%		10.044463	10.676784	9.763078	10.042271
	Lincoln Corporate Variable 4 – Band 1	10.173435	11.329114	11.982262	10.902168	11.158008
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.876962
	Lincoln Corporate Variable 4 – Band 2	10.192510	11.384437	12.076941	11.020787	11.311382
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.218784	9.482412
	Lincoln Corporate Variable 4 – Band 3	10.205246	11.421466	12.140472	11.101505	11.418973
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.890367
	Lincoln Corporate Variable 4 – Band 4	10.211620	11.440028	12.172365	11.141809	11.471895
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.218023	11.458645	12.204368	11.182270	11.525073
LVIP BlackRock Multi-Asset Income Standard Class
	Lincoln CVUL III Jumbo					9.931349
	Lincoln CVUL III Super Jumbo					9.921394
	Lincoln CVUL III Super Jumbo/0.15%					9.934669
	Lincoln CVUL III SC (Elite)					9.898203
	Lincoln CVUL III LC (Elite)					9.918077
	Lincoln CVUL III LC (Elite)/0.20%					9.931349
	Lincoln Corporate Variable 4 – Band 1					9.898203
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.805165
	Lincoln Corporate Variable 4 – Band 2					9.918077
	Lincoln Corporate Variable 4 – Band 2/0.20%					9.931349
	Lincoln Corporate Variable 4 – Band 3					9.931349
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.818476
	Lincoln Corporate Variable 4 – Band 4					9.937991
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.944633
LVIP Capital Growth Standard Class
	Lincoln CVUL III Jumbo	10.072154	9.146217	10.868164	14.751475	16.396463
	Lincoln CVUL III Super Jumbo	10.017682	9.083103	10.777002	14.605832	16.210247
	Lincoln CVUL III Super Jumbo/0.15%		10.060087	11.960060	16.241631	18.061819
	Lincoln CVUL III SC (Elite)	9.891721	8.937523	10.567252	14.271562	15.783920
	Lincoln CVUL III LC (Elite)	9.999590	9.062162	10.746785	14.557605	16.148646
	Lincoln CVUL III LC (Elite)/0.20%		10.059536	11.953432	16.224521	18.033773
	Lincoln Corporate Variable 4 – Band 1	9.891721	8.937523	10.567252	14.271562	15.783920
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.822039
	Lincoln Corporate Variable 4 – Band 2	9.999590	9.062162	10.746785	14.557605	16.148646
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.830847
	Lincoln Corporate Variable 4 – Band 3	10.071342	9.145467	10.866882	14.749644	16.394417
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.836723
	Lincoln Corporate Variable 4 – Band 4	10.108633	9.188536	10.929366	14.849376	16.521793
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.145222	9.231031	10.990889	14.947891	16.648047
LVIP Clarion Global Real Estate Standard Class
	Lincoln CVUL III Jumbo	7.781696	7.092759	8.825657	9.099306	10.342466
	Lincoln CVUL III Super Jumbo	7.739601	7.043804	8.751614	9.009441	10.224980
	Lincoln CVUL III Super Jumbo/0.15%		10.515248	13.090865	13.503513	15.356054
	Lincoln CVUL III SC (Elite)	7.642261	6.930884	8.581251	8.803187	9.956007
	Lincoln CVUL III LC (Elite)	7.725618	7.027563	8.726879	8.979434	10.185833
	Lincoln CVUL III LC (Elite)/0.20%		10.514673	13.083661	13.489331	15.332261
	Lincoln Corporate Variable 4 – Band 1	7.642261	6.930884	8.581251	8.803187	9.956007

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.408127
	Lincoln Corporate Variable 4 – Band 2	7.725085	7.027075	8.726468	8.979062	10.185411
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.187282	10.446866
	Lincoln Corporate Variable 4 – Band 3	7.779072	7.089602	8.821594	9.095218	10.337823
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.422247
	Lincoln Corporate Variable 4 – Band 4	7.809887	7.125585	8.875367	9.159714	10.421539
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	7.838174	7.158557	8.925351	9.220516	10.501209
LVIP Columbia Small-Mid Cap Growth RPM Standard Class
	Lincoln CVUL III Jumbo	10.526883	9.708211	10.316711	12.851601	11.888136
	Lincoln CVUL III Super Jumbo	10.469950	9.641217	10.230159	12.724689	11.753083
	Lincoln CVUL III Super Jumbo/0.15%		10.159057	10.801216	13.461878	12.458894
	Lincoln CVUL III SC (Elite)	10.338299	9.486689	10.031014	12.433410	11.443893
	Lincoln CVUL III LC (Elite)	10.451040	9.618988	10.201470	12.682664	11.708407
	Lincoln CVUL III LC (Elite)/0.20%		10.158501	10.795225	13.447689	12.439536
	Lincoln Corporate Variable 4 – Band 1	10.338299	9.486689	10.031014	12.433410	11.443893
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.078307
	Lincoln Corporate Variable 4 – Band 2	10.451508	9.619372	10.201906	12.683176	11.709085
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.510202	10.647284
	Lincoln Corporate Variable 4 – Band 3	10.525942	9.707104	10.315220	12.850352	11.887535
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.091989
	Lincoln Corporate Variable 4 – Band 4	10.565009	9.753131	10.374819	12.936910	11.979031
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.603206	9.798196	10.433187	13.022702	12.070543
LVIP Delaware Bond Standard Class
	Lincoln CVUL	19.878995	21.248212	22.494162	21.821756	22.964293
	Lincoln CVUL/0.35%	10.523874	11.288155	11.991954	11.674279	12.328581
	Lincoln CVUL LC	20.301216	21.764684	23.110127	22.486678	23.735280
	Lincoln CVUL LC/0.20%	10.535854	11.317963	12.041664	11.740271	12.416878
	Lincoln CVUL III Jumbo	16.119974	17.316608	18.423877	17.962744	18.997960
	Lincoln CVUL III Super Jumbo	14.864254	15.943749	16.937818	16.489124	17.413281
	Lincoln CVUL III Super Jumbo/0.15%		10.083365	10.733486	10.470070	11.079010
	Lincoln CVUL III SC (Elite)	19.878995	21.248212	22.494162	21.821756	22.964293
	Lincoln CVUL III LC (Elite)	20.301216	21.764684	23.110127	22.486678	23.735280
	Lincoln CVUL III LC (Elite)/0.20%		11.317963	12.041664	11.740271	12.416878
	Lincoln Corporate Variable 4 – Band 1	14.420392	15.413649	16.317473	15.829698	16.658511
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.181913
	Lincoln Corporate Variable 4 – Band 2	14.746814	15.809877	16.787207	16.334332	17.241193
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.658821	10.215441
	Lincoln Corporate Variable 4 – Band 3	14.533212	15.612055	16.610332	16.194589	17.127905
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.195747
	Lincoln Corporate Variable 4 – Band 4	15.240432	16.388147	17.453488	17.033670	18.033362
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.876630	14.936563	15.923451	15.555985	16.485426
LVIP Delaware Diversified Floating Rate Standard Class
	Lincoln CVUL III Jumbo	10.145132	10.100139	10.505421	10.563471	10.607279
	Lincoln CVUL III Super Jumbo	10.135631	10.075556	10.464145	10.506196	10.533955
	Lincoln CVUL III Super Jumbo/0.15%		10.021319	10.428650	10.491521	10.540299
	Lincoln CVUL III SC (Elite)	10.113498	10.018427	10.368464	10.373758	10.364827
	Lincoln CVUL III LC (Elite)	10.132467	10.067375	10.450423	10.487174	10.509626
	Lincoln CVUL III LC (Elite)/0.20%		10.020770	10.422867	10.480461	10.523925
	Lincoln Corporate Variable 4 – Band 1	10.113498	10.018427	10.368464	10.373758	10.364827
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.932745
	Lincoln Corporate Variable 4 – Band 2	10.132467	10.067375	10.450423	10.487176	10.509624
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.973643	10.015017
	Lincoln Corporate Variable 4 – Band 3	10.145132	10.100139	10.505421	10.563471	10.607279
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.946225
	Lincoln Corporate Variable 4 – Band 4	10.151470	10.116561	10.533028	10.601827	10.656445
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.157817	10.133009	10.560705	10.640320	10.705837
LVIP Delaware Foundation Aggressive Allocation Standard Class
	Lincoln CVUL	14.376134	13.986574	15.735120	18.787271	19.466459
	Lincoln CVUL/0.35%	10.845074	10.588220	11.953661	14.322335	14.892144

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL LC	14.666856	14.312324	16.149947	19.340466	20.099867
	Lincoln CVUL LC/0.20%	10.857420	10.616195	12.003227	14.403303	14.998820
	Lincoln CVUL III Jumbo	17.130790	16.750190	18.938643	22.725466	23.665064
	Lincoln CVUL III Super Jumbo	16.180385	15.797169	17.834349	21.368308	22.218439
	Lincoln CVUL III Super Jumbo/0.15%		10.375087	11.736481	14.090255	14.680164
	Lincoln CVUL III SC (Elite)	15.308527	14.893701	16.755652	20.005757	20.728995
	Lincoln CVUL III LC (Elite)	15.740937	15.360441	17.332637	20.756804	21.571817
	Lincoln CVUL III LC (Elite)/0.20%		10.374519	11.729975	14.075409	14.657365
	Lincoln Corporate Variable 4 – Band 1	14.980441	14.574505	16.396552	19.577002	20.284740
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.966833
	Lincoln Corporate Variable 4 – Band 2	15.320322	14.949987	16.869488	20.202129	20.995340
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.979278	11.433223
	Lincoln Corporate Variable 4 – Band 3	14.484373	14.162572	16.012961	19.214797	20.009245
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.980362
	Lincoln Corporate Variable 4 – Band 4	15.442221	15.114251	17.106062	20.546985	21.417902
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.392973	12.141683	13.755505	16.539029	17.257401
LVIP Delaware Growth and Income Standard Class
	Lincoln CVUL	11.211354	11.266550	12.901637	17.072816	19.187718
	Lincoln CVUL/0.35%	10.642677	10.732593	12.333257	16.377850	18.471184
	Lincoln CVUL LC	11.402565	11.493150	13.200647	17.520938	19.750500
	Lincoln CVUL LC/0.20%	10.654794	10.760952	12.384397	16.470428	18.603472
	Lincoln CVUL III Jumbo	11.531297	11.646188	13.403184	17.825347	20.133863
	Lincoln CVUL III Super Jumbo	11.434353	11.530958	13.250690	17.596149	19.845199
	Lincoln CVUL III Super Jumbo/0.15%		10.545682	12.142717	16.157080	18.258668
	Lincoln CVUL III SC (Elite)	11.211354	11.266550	12.901637	17.072816	19.187718
	Lincoln CVUL III LC (Elite)	11.402565	11.493150	13.200647	17.520938	19.750500
	Lincoln CVUL III LC (Elite)/0.20%		10.760952	12.384397	16.470428	18.603472
	Lincoln Corporate Variable 4 – Band 1	11.211458	11.266649	12.901713	17.072917	19.187831
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.719362
	Lincoln Corporate Variable 4 – Band 2	11.401551	11.492130	13.199467	17.519384	19.748726
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.642660	13.150471
	Lincoln Corporate Variable 4 – Band 3	11.531063	11.645941	13.402885	17.824870	20.133311
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.733906
	Lincoln Corporate Variable 4 – Band 4	11.596383	11.723646	13.505819	17.979801	20.328633
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.926330	11.057294	12.750904	16.991780	19.230755
LVIP Delaware Social Awareness Standard Class
	Lincoln CVUL	12.601799	12.593834	14.417238	19.426246	22.223117
	Lincoln CVUL/0.35%	10.495924	10.526093	12.092352	16.350697	18.770335
	Lincoln CVUL LC	12.311484	12.340493	14.169647	19.149947	21.972843
	Lincoln CVUL LC/0.20%	10.507890	10.553903	12.142503	16.443130	18.904774
	Lincoln CVUL III Jumbo	17.684275	17.761746	20.435272	27.673035	31.815871
	Lincoln CVUL III Super Jumbo	16.435109	16.482349	18.934885	25.602842	29.391648
	Lincoln CVUL III Super Jumbo/0.15%		10.395499	11.966225	16.212518	18.648959
	Lincoln CVUL III SC (Elite)	12.601799	12.593834	14.417238	19.426246	22.223117
	Lincoln CVUL III LC (Elite)	12.311484	12.340493	14.169647	19.149947	21.972843
	Lincoln CVUL III LC (Elite)/0.20%		10.553903	12.142503	16.443130	18.904774
	Lincoln Corporate Variable 4 – Band 1	14.786318	14.776972	16.916463	22.793781	26.075490
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.821998
	Lincoln Corporate Variable 4 – Band 2	15.122135	15.158021	17.404856	23.522507	26.990024
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.723207	13.478249
	Lincoln Corporate Variable 4 – Band 3	13.813997	13.874498	15.962891	21.616583	24.852722
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.836681
	Lincoln Corporate Variable 4 – Band 4	15.132282	15.213793	17.521305	23.750718	27.333660
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.361194	11.433824	13.181188	17.885404	20.604124
LVIP Delaware Special Opportunities Standard Class
	Lincoln CVUL III Jumbo	9.912852	9.378579	10.757909	14.363414	15.428680
	Lincoln CVUL III Super Jumbo	9.859243	9.313862	10.667667	14.221596	15.253443
	Lincoln CVUL III Super Jumbo/0.15%		10.348413	11.876312	15.864574	17.049698
	Lincoln CVUL III SC (Elite)	9.735279	9.164587	10.460034	13.896105	14.852253
	Lincoln CVUL III LC (Elite)	9.841441	9.292392	10.637758	14.174640	15.195478

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL III LC (Elite)/0.20%		10.347846	11.869729	15.847860	17.023220
	Lincoln Corporate Variable 4 – Band 1	9.735279	9.164587	10.460034	13.896105	14.852253
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.073172
	Lincoln Corporate Variable 4 – Band 2	9.841445	9.292403	10.637770	14.174647	15.195484
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.765739	12.637970
	Lincoln Corporate Variable 4 – Band 3	9.914627	9.380264	10.759842	14.365996	15.431453
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.086847
	Lincoln Corporate Variable 4 – Band 4	9.948753	9.421972	10.818493	14.458744	15.546620
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.984784	9.465566	10.879417	14.554703	15.665460
LVIP Dimensional Non-U.S. Equity RPM Standard Class
	Lincoln CVUL III Jumbo		7.962939	9.438507	10.843808	10.010332
	Lincoln CVUL III Super Jumbo		7.954968	9.414934	10.800519	9.955418
	Lincoln CVUL III Super Jumbo/0.15%		10.281494	12.192791	14.015181	12.944422
	Lincoln CVUL III SC (Elite)		7.936399	9.360158	10.700181	9.828451
	Lincoln CVUL III LC (Elite)		7.952312	9.407089	10.786128	9.937180
	Lincoln CVUL III LC (Elite)/0.20%		10.280931	12.186033	14.000414	12.924315
	Lincoln Corporate Variable 4 – Band 1		7.936399	9.360158	10.700181	9.828451
	Lincoln Corporate Variable 4 – Band 1/0.35%					8.932301
	Lincoln Corporate Variable 4 – Band 2		7.952315	9.407092	10.786132	9.937181
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.677623	9.856920
	Lincoln Corporate Variable 4 – Band 3		7.962939	9.438507	10.843808	10.010332
	Lincoln Corporate Variable 4 – Band 3/0.10%					8.944436
	Lincoln Corporate Variable 4 – Band 4		7.968258	9.454255	10.872764	10.047110
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		7.973585	9.470007	10.901762	10.083991
LVIP Dimensional U.S. Equity RPM Standard Class
	Lincoln CVUL III Jumbo		9.230457	10.815687	13.943271	14.569181
	Lincoln CVUL III Super Jumbo		9.221232	10.788691	13.887637	14.489298
	Lincoln CVUL III Super Jumbo/0.15%		10.562643	12.382847	15.971586	16.696893
	Lincoln CVUL III SC (Elite)		9.199741	10.725961	13.758685	14.304601
	Lincoln CVUL III LC (Elite)		9.218158	10.779707	13.869141	14.462767
	Lincoln CVUL III LC (Elite)/0.20%		10.562065	12.375984	15.954760	16.670966
	Lincoln Corporate Variable 4 – Band 1		9.199741	10.725961	13.758685	14.304601
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.204724
	Lincoln Corporate Variable 4 – Band 2		9.218158	10.779707	13.869147	14.462768
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.343345	11.852545
	Lincoln Corporate Variable 4 – Band 3		9.230457	10.815687	13.943271	14.569181
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.218575
	Lincoln Corporate Variable 4 – Band 4		9.236613	10.833723	13.980484	14.622681
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		9.242782	10.851815	14.017833	14.676415
LVIP Dimensional/Vanguard Total Bond Standard Class
	Lincoln CVUL III Jumbo		10.511703	10.882053	10.560982	11.028894
	Lincoln CVUL III Super Jumbo		10.501215	10.854904	10.518840	10.968423
	Lincoln CVUL III Super Jumbo/0.15%		10.057315	10.416862	10.114573	10.567988
	Lincoln CVUL III SC (Elite)		10.476783	10.791817	10.421161	10.828608
	Lincoln CVUL III LC (Elite)		10.497721	10.845869	10.504830	10.948339
	Lincoln CVUL III LC (Elite)/0.20%		10.056764	10.411085	10.103909	10.551570
	Lincoln Corporate Variable 4 – Band 1		10.476783	10.791817	10.421161	10.828608
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.137722
	Lincoln Corporate Variable 4 – Band 2		10.497721	10.845869	10.504824	10.948341
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.670037	10.098475
	Lincoln Corporate Variable 4 – Band 3		10.511703	10.882053	10.560982	11.028894
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.151478
	Lincoln Corporate Variable 4 – Band 4		10.518701	10.900191	10.589170	11.069393
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.525697	10.918352	10.617426	11.110033
LVIP Franklin Templeton Multi-Asset Opportunities Standard Class
	Lincoln CVUL III Jumbo					10.097983
	Lincoln CVUL III Super Jumbo					10.087861
	Lincoln CVUL III Super Jumbo/0.15%					10.101359
	Lincoln CVUL III SC (Elite)					10.064284

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL III LC (Elite)					10.084489
	Lincoln CVUL III LC (Elite)/0.20%					10.097983
	Lincoln Corporate Variable 4 – Band 1					10.064284
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.923608
	Lincoln Corporate Variable 4 – Band 2					10.084489
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.097983
	Lincoln Corporate Variable 4 – Band 3					10.097983
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.937077
	Lincoln Corporate Variable 4 – Band 4					10.104736
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.111474
LVIP Global Income Standard Class
	Lincoln CVUL III Jumbo	11.792451	11.896886	12.786364	12.400854	12.616356
	Lincoln CVUL III Super Jumbo	11.763812	11.850202	12.717107	12.315197	12.510431
	Lincoln CVUL III Super Jumbo/0.15%		9.971883	10.722796	10.404704	10.590811
	Lincoln CVUL III SC (Elite)	11.697258	11.741981	12.556960	12.117620	12.266713
	Lincoln CVUL III LC (Elite)	11.754281	11.834681	12.694105	12.286776	12.475320
	Lincoln CVUL III LC (Elite)/0.20%		9.971337	10.716851	10.393736	10.574358
	Lincoln Corporate Variable 4 – Band 1	11.697258	11.741981	12.556960	12.117620	12.266713
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.929613
	Lincoln Corporate Variable 4 – Band 2	11.754281	11.834694	12.694119	12.286798	12.475323
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.761430	9.931066
	Lincoln Corporate Variable 4 – Band 3	11.792451	11.896886	12.786364	12.400854	12.616356
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.943089
	Lincoln Corporate Variable 4 – Band 4	11.811583	11.928112	12.832746	12.458291	12.687472
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.830780	11.959455	12.879335	12.516030	12.759025
LVIP Goldman Sachs Income Builder Standard Class
	Lincoln CVUL III Jumbo					10.071118
	Lincoln CVUL III Super Jumbo					10.061024
	Lincoln CVUL III Super Jumbo/0.15%					10.074485
	Lincoln CVUL III SC (Elite)					10.037511
	Lincoln CVUL III LC (Elite)					10.057662
	Lincoln CVUL III LC (Elite)/0.20%					10.071118
	Lincoln Corporate Variable 4 – Band 1					10.037511
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.836161
	Lincoln Corporate Variable 4 – Band 2					10.057662
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.071118
	Lincoln Corporate Variable 4 – Band 3					10.071118
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.849513
	Lincoln Corporate Variable 4 – Band 4					10.077853
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.084588
LVIP JPMorgan High Yield Standard Class
	Lincoln CVUL III Jumbo	10.917109	11.197738	12.843186	13.659224	14.019514
	Lincoln CVUL III Super Jumbo	10.906892	11.170490	12.792741	13.585186	13.922627
	Lincoln CVUL III Super Jumbo/0.15%		10.250919	11.763114	12.516781	12.853361
	Lincoln CVUL III SC (Elite)	10.883091	11.107168	12.675804	13.413985	13.699150
	Lincoln CVUL III LC (Elite)	10.903489	11.161422	12.775970	13.560595	13.890480
	Lincoln CVUL III LC (Elite)/0.20%		10.250358	11.756594	12.503591	12.833399
	Lincoln Corporate Variable 4 – Band 1	10.883091	11.107168	12.675804	13.413985	13.699150
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.778642
	Lincoln Corporate Variable 4 – Band 2	10.903489	11.161422	12.775970	13.560230	13.891884
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.082535	10.348483
	Lincoln Corporate Variable 4 – Band 3	10.917109	11.197738	12.843186	13.659224	14.019514
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.791913
	Lincoln Corporate Variable 4 – Band 4	10.923925	11.215940	12.876926	13.708806	14.084479
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.930750	11.234176	12.910760	13.758573	14.149750
LVIP JPMorgan Mid Cap Value RPM Standard Class
	Lincoln CVUL III Jumbo	9.651373	9.461245	10.741500	13.311157	14.362628
	Lincoln CVUL III Super Jumbo	9.599163	9.395946	10.651380	13.179703	14.199478
	Lincoln CVUL III Super Jumbo/0.15%		10.664575	12.113713	15.019145	16.213637

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL III SC (Elite)	9.478435	9.245328	10.444025	12.878000	13.825958
	Lincoln CVUL III LC (Elite)	9.581823	9.374280	10.621508	13.136174	14.145507
	Lincoln CVUL III LC (Elite)/0.20%		10.663992	12.106997	15.003319	16.188457
	Lincoln Corporate Variable 4 – Band 1	9.478435	9.245328	10.444025	12.878000	13.825958
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.420390
	Lincoln Corporate Variable 4 – Band 2	9.581823	9.374283	10.621511	13.136179	14.145511
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.020252	11.890761
	Lincoln Corporate Variable 4 – Band 3	9.651498	9.461296	10.741368	13.312905	14.365735
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.434528
	Lincoln Corporate Variable 4 – Band 4	9.686337	9.505029	10.802003	13.399520	14.472435
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.721115	9.548727	10.862513	13.488055	14.582634
LVIP Managed Risk Profile 2010 Standard Class
	Lincoln CVUL III Jumbo	11.058709	11.174559	12.104895	13.159255	13.760555
	Lincoln CVUL III Super Jumbo	10.998929	11.097491	12.003398	13.029363	13.604308
	Lincoln CVUL III Super Jumbo/0.15%		10.120521	10.968583	11.929930	12.481297
	Lincoln CVUL III SC (Elite)	10.860693	10.919724	11.769866	12.731243	13.246591
	Lincoln CVUL III LC (Elite)	10.979074	11.071920	11.969755	12.986351	13.552620
	Lincoln CVUL III LC (Elite)/0.20%		10.119966	10.962502	11.917357	12.461910
	Lincoln Corporate Variable 4 – Band 1	10.860693	10.919724	11.769866	12.731243	13.246591
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.069525
	Lincoln Corporate Variable 4 – Band 2	10.979406	11.072257	11.970122	12.986751	13.553352
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.327261	10.799156
	Lincoln Corporate Variable 4 – Band 3	11.058709	11.174559	12.104895	13.159252	13.760552
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.083191
	Lincoln Corporate Variable 4 – Band 4	11.098743	11.226235	12.173035	13.246567	13.865715
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.138910	11.278137	12.241546	13.334444	13.971663
LVIP Managed Risk Profile 2020 Standard Class
	Lincoln CVUL III Jumbo	10.627666	10.626997	11.494591	12.748610	13.281556
	Lincoln CVUL III Super Jumbo	10.570212	10.553700	11.398205	12.622766	13.130741
	Lincoln CVUL III Super Jumbo/0.15%		10.115856	10.947190	12.147560	12.661709
	Lincoln CVUL III SC (Elite)	10.437355	10.384631	11.176434	12.333936	12.785461
	Lincoln CVUL III LC (Elite)	10.551129	10.529380	11.366256	12.581094	13.080851
	Lincoln CVUL III LC (Elite)/0.20%		10.115301	10.941120	12.134757	12.642042
	Lincoln Corporate Variable 4 – Band 1	10.437355	10.384631	11.176434	12.333936	12.785461
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.022565
	Lincoln Corporate Variable 4 – Band 2	10.551074	10.529324	11.366195	12.581039	13.080759
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.457850	10.895033
	Lincoln Corporate Variable 4 – Band 3	10.627668	10.626997	11.494591	12.748610	13.281556
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.036168
	Lincoln Corporate Variable 4 – Band 4	10.666142	10.676144	11.559300	12.833201	13.383060
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.704759	10.725520	11.624375	12.918356	13.485341
LVIP Managed Risk Profile 2030 Standard Class
	Lincoln CVUL III Jumbo	10.399446	10.320110	11.112812	12.614955	13.113360
	Lincoln CVUL III Super Jumbo	10.343221	10.248924	11.019621	12.490424	12.964448
	Lincoln CVUL III Super Jumbo/0.15%		10.124535	10.907665	12.388268	12.884158
	Lincoln CVUL III SC (Elite)	10.213207	10.084724	10.805200	12.204608	12.623525
	Lincoln CVUL III LC (Elite)	10.324547	10.225304	10.988731	12.449187	12.915187
	Lincoln CVUL III LC (Elite)/0.20%		10.123980	10.901617	12.375212	12.864146
	Lincoln Corporate Variable 4 – Band 1	10.213207	10.084724	10.805200	12.204608	12.623525
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.998997
	Lincoln Corporate Variable 4 – Band 2	10.322472	10.223250	10.986522	12.446698	12.912797
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.629394	11.049352
	Lincoln Corporate Variable 4 – Band 3	10.399446	10.320110	11.112753	12.614897	13.113316
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.012568
	Lincoln Corporate Variable 4 – Band 4	10.437099	10.367842	11.175377	12.698664	13.213584
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.474844	10.415750	11.238246	12.782875	13.314517
LVIP Managed Risk Profile 2040 Standard Class
	Lincoln CVUL III Jumbo	9.841368	9.678254	10.346962	12.033705	12.427737
	Lincoln CVUL III Super Jumbo	9.788154	9.611487	10.260184	11.914903	12.286600

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL III Super Jumbo/0.15%		10.116523	10.820920	12.591218	13.010009
	Lincoln CVUL III SC (Elite)	9.665101	9.457481	10.060519	11.642235	11.963478
	Lincoln CVUL III LC (Elite)	9.770479	9.589334	10.231420	11.875563	12.239911
	Lincoln CVUL III LC (Elite)/0.20%		10.115969	10.814920	12.577949	12.989801
	Lincoln Corporate Variable 4 – Band 1	9.665101	9.457481	10.060519	11.642235	11.963478
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.921233
	Lincoln Corporate Variable 4 – Band 2	9.771203	9.590042	10.232200	11.876448	12.240840
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.767874	11.120457
	Lincoln Corporate Variable 4 – Band 3	9.841368	9.678254	10.335366	12.018830	12.412080
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.934700
	Lincoln Corporate Variable 4 – Band 4	9.877005	9.723023	10.405221	12.113563	12.522727
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.912704	9.767932	10.463737	12.193869	12.618357
LVIP Managed Risk Profile 2050 Standard Class
	Lincoln CVUL III Jumbo		8.941073	9.459456	11.237730	11.545122
	Lincoln CVUL III Super Jumbo		8.932139	9.435843	11.192884	11.481812
	Lincoln CVUL III Super Jumbo/0.15%		10.098746	10.689590	12.705464	13.059531
	Lincoln CVUL III SC (Elite)		8.911326	9.380972	11.088936	11.335433
	Lincoln CVUL III LC (Elite)		8.929163	9.427984	11.177975	11.460785
	Lincoln CVUL III LC (Elite)/0.20%		10.098192	10.683662	12.692074	13.039246
	Lincoln Corporate Variable 4 – Band 1		8.911326	9.380972	11.088936	11.335433
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.919225
	Lincoln Corporate Variable 4 – Band 2		8.929163	9.427984	11.180977	11.463864
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.915124	11.213691
	Lincoln Corporate Variable 4 – Band 3		8.941073	9.459456	11.237730	11.545122
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.932690
	Lincoln Corporate Variable 4 – Band 4		8.947035	9.475232	11.267727	11.587522
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		8.953032	9.491125	11.297913	11.630189
LVIP Managed Risk Profile Conservative Standard Class
	Lincoln CVUL	13.500805	13.900497	15.152876	16.514337	17.334001
	Lincoln CVUL/0.35%	10.686553	11.041511	12.078492	13.209866	13.914126
	Lincoln CVUL LC	13.730633	14.179609	15.503558	16.947280	17.841872
	Lincoln CVUL LC/0.20%	10.698719	11.070676	12.128568	13.284538	14.013782
	Lincoln CVUL III Jumbo	13.886004	14.368773	15.741823	17.242173	18.188668
	Lincoln CVUL III Super Jumbo	13.769305	14.226658	15.562777	17.020518	17.927937
	Lincoln CVUL III Super Jumbo/0.15%		10.230768	11.214003	12.288948	12.970023
	Lincoln CVUL III SC (Elite)	13.500805	13.900497	15.152876	16.514337	17.334001
	Lincoln CVUL III LC (Elite)	13.730633	14.179609	15.503558	16.947280	17.841872
	Lincoln CVUL III LC (Elite)/0.20%		11.070676	12.128568	13.284538	14.013782
	Lincoln Corporate Variable 4 – Band 1	13.500805	13.900497	15.152876	16.514337	17.334001
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.125600
	Lincoln Corporate Variable 4 – Band 2	13.730519	14.179489	15.503428	16.947139	17.841730
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.364594	10.933413
	Lincoln Corporate Variable 4 – Band 3	13.889884	14.371763	15.744429	17.245710	18.192714
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.139341
	Lincoln Corporate Variable 4 – Band 4	13.964351	14.464302	15.862329	17.391542	18.364590
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.397378	13.890915	15.248757	16.735541	17.689565
LVIP Managed Risk Profile Growth Standard Class
	Lincoln CVUL	12.934162	12.843362	13.919940	15.695329	16.126402
	Lincoln CVUL/0.35%	10.911158	10.872570	11.825250	13.380209	13.795900
	Lincoln CVUL LC	13.154298	13.101221	14.242061	16.106765	16.598861
	Lincoln CVUL LC/0.20%	10.923578	10.901295	11.874284	13.455851	13.894719
	Lincoln CVUL III Jumbo	13.303258	13.276121	14.461074	16.387183	16.921657
	Lincoln CVUL III Super Jumbo	13.191438	13.144786	14.296563	16.176486	16.679051
	Lincoln CVUL III Super Jumbo/0.15%		10.326658	11.253981	12.759305	13.182044
	Lincoln CVUL III SC (Elite)	12.934162	12.843362	13.919940	15.695329	16.126402
	Lincoln CVUL III LC (Elite)	13.154298	13.101221	14.242061	16.106765	16.598861
	Lincoln CVUL III LC (Elite)/0.20%		10.901295	11.874284	13.455851	13.894719
	Lincoln Corporate Variable 4 – Band 1	12.934162	12.843362	13.919940	15.695329	16.126402
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.935460
	Lincoln Corporate Variable 4 – Band 2	13.154119	13.101042	14.241865	16.106539	16.598625

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.531032	10.874465
	Lincoln Corporate Variable 4 – Band 3	13.304150	13.277009	14.462033	16.388339	16.922882
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.948946
	Lincoln Corporate Variable 4 – Band 4	13.378332	13.364407	14.571798	16.529170	17.085352
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.461757	12.461249	13.600634	15.442983	15.978587
LVIP Managed Risk Profile Moderate Standard Class
	Lincoln CVUL	13.454192	13.516184	14.708833	16.337849	16.896655
	Lincoln CVUL/0.35%	10.823736	10.911749	11.916205	13.282328	13.784788
	Lincoln CVUL LC	13.682888	13.787252	15.048882	16.765766	17.391303
	Lincoln CVUL LC/0.20%	10.836057	10.940576	11.965613	13.357416	13.883525
	Lincoln CVUL III Jumbo	13.838091	13.971566	15.280580	17.057970	17.729833
	Lincoln CVUL III Super Jumbo	13.721786	13.833364	15.106762	16.838664	17.475657
	Lincoln CVUL III Super Jumbo/0.15%		10.300615	11.271325	12.588661	13.091036
	Lincoln CVUL III SC (Elite)	13.454192	13.516184	14.708833	16.337849	16.896655
	Lincoln CVUL III LC (Elite)	13.682888	13.787252	15.048882	16.765766	17.391303
	Lincoln CVUL III LC (Elite)/0.20%		10.940576	11.965613	13.357416	13.883525
	Lincoln Corporate Variable 4 – Band 1	13.454192	13.516184	14.708833	16.337849	16.896655
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.976091
	Lincoln Corporate Variable 4 – Band 2	13.683235	13.787602	15.049265	16.766193	17.391748
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.502061	10.915705
	Lincoln Corporate Variable 4 – Band 3	13.836862	13.970509	15.279506	17.057001	17.728990
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.989632
	Lincoln Corporate Variable 4 – Band 4	13.916174	14.064465	15.397568	17.205756	17.901333
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.129125	13.282310	14.555819	16.281426	16.956582
LVIP MFS International Growth Standard Class
	Lincoln CVUL III Jumbo	8.782730	7.899896	9.413279	10.673199	10.114050
	Lincoln CVUL III Super Jumbo	8.735234	7.845378	9.334314	10.567809	9.999165
	Lincoln CVUL III Super Jumbo/0.15%		10.289671	12.266991	13.915819	13.193393
	Lincoln CVUL III SC (Elite)	8.625405	7.719627	9.152628	10.325927	9.736146
	Lincoln CVUL III LC (Elite)	8.719459	7.827289	9.308140	10.532911	9.961160
	Lincoln CVUL III LC (Elite)/0.20%		10.289108	12.260192	13.901157	13.172902
	Lincoln Corporate Variable 4 – Band 1	8.625405	7.719627	9.152628	10.325927	9.736146
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.222781
	Lincoln Corporate Variable 4 – Band 2	8.719462	7.827289	9.308142	10.532908	9.961105
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.590571	10.035751
	Lincoln Corporate Variable 4 – Band 3	8.778576	7.896373	9.409115	10.668481	10.109559
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.235308
	Lincoln Corporate Variable 4 – Band 4	8.814537	7.936451	9.466292	10.744041	10.191372
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.846511	7.973222	9.519660	10.815417	10.269345
LVIP MFS Value Standard Class
	Lincoln CVUL III Jumbo	8.910388	8.883547	10.313598	13.994363	15.433702
	Lincoln CVUL III Super Jumbo	8.862199	8.822252	10.227091	13.856203	15.258433
	Lincoln CVUL III Super Jumbo/0.15%		10.515995	12.214934	16.582539	18.297220
	Lincoln CVUL III SC (Elite)	8.750769	8.680866	10.028051	13.539108	14.857167
	Lincoln CVUL III LC (Elite)	8.846195	8.801914	10.198417	13.810454	15.200453
	Lincoln CVUL III LC (Elite)/0.20%		10.515419	12.208164	16.565071	18.268811
	Lincoln Corporate Variable 4 – Band 1	8.750769	8.680866	10.028051	13.539108	14.857167
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.576561
	Lincoln Corporate Variable 4 – Band 2	8.846255	8.801973	10.198487	13.810548	15.200558
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.716126	12.921148
	Lincoln Corporate Variable 4 – Band 3	8.910395	8.883553	10.313605	13.994382	15.433692
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.590911
	Lincoln Corporate Variable 4 – Band 4	8.942659	8.924647	10.371675	14.087233	15.551665
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.975106	8.965996	10.430147	14.180813	15.670632
LVIP Mid-Cap Value Standard Class
	Lincoln CVUL III Jumbo	9.076331	8.214078	10.174834	13.622771	14.722807
	Lincoln CVUL III Super Jumbo	9.027235	8.157382	10.089467	13.488244	14.555565
	Lincoln CVUL III Super Jumbo/0.15%		10.425770	12.920927	17.308075	18.715054
	Lincoln CVUL III SC (Elite)	8.913707	8.026608	9.893054	13.179491	14.172685

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL III LC (Elite)	9.010929	8.138570	10.061172	13.443698	14.500242
	Lincoln CVUL III LC (Elite)/0.20%		10.425199	12.913765	17.289840	18.685991
	Lincoln Corporate Variable 4 – Band 1	8.913707	8.026608	9.893054	13.179491	14.172685
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.031897
	Lincoln Corporate Variable 4 – Band 2	9.010929	8.138397	10.060958	13.446287	14.503016
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.864178	12.822208
	Lincoln Corporate Variable 4 – Band 3	9.076331	8.214078	10.174871	13.622800	14.722810
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.045516
	Lincoln Corporate Variable 4 – Band 4	9.109210	8.252093	10.232145	13.713198	14.835365
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.142252	8.290324	10.289829	13.804293	14.948856
LVIP Mondrian International Value Standard Class
	Lincoln CVUL III Jumbo	21.549897	20.600379	22.536361	27.403543	26.654468
	Lincoln CVUL III Super Jumbo	19.830749	18.928524	20.676358	25.104174	24.381337
	Lincoln CVUL III Super Jumbo/0.15%		10.281490	11.253348	13.690574	13.323005
	Lincoln CVUL III SC (Elite)	19.142864	18.208003	19.819829	23.980196	23.208315
	Lincoln CVUL III LC (Elite)	19.689584	18.784374	20.508675	24.888180	24.159459
	Lincoln CVUL III LC (Elite)/0.20%		10.280927	11.247107	13.676148	13.302311
	Lincoln Corporate Variable 4 – Band 1	17.414437	16.563985	18.030278	21.815002	21.112814
	Lincoln Corporate Variable 4 – Band 1/0.35%					8.954687
	Lincoln Corporate Variable 4 – Band 2	17.809746	16.990960	18.550604	22.511940	21.852812
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.145193	10.840540
	Lincoln Corporate Variable 4 – Band 3	14.969213	14.309649	15.654438	19.035331	18.515001
	Lincoln Corporate Variable 4 – Band 3/0.10%					8.966854
	Lincoln Corporate Variable 4 – Band 4	17.730660	16.966406	18.579441	22.614634	22.018480
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.782968	11.286377	12.371761	15.073790	14.691114
LVIP Money Market Standard Class
	Lincoln CVUL	12.481748	12.392802	12.309522	12.226686	12.144533
	Lincoln CVUL/0.35%	9.977282	9.945450	9.913276	9.881133	9.849257
	Lincoln CVUL LC	12.713781	12.666871	12.619553	12.572292	12.525338
	Lincoln CVUL LC/0.20%	9.988645	9.971701	9.954340	9.936914	9.919622
	Lincoln CVUL III Jumbo	11.605398	11.585717	11.565545	11.545300	11.525209
	Lincoln CVUL III Super Jumbo	11.435847	11.399341	11.362438	11.325546	11.288891
	Lincoln CVUL III Super Jumbo/0.15%		9.998726	9.986310	9.973814	9.961437
	Lincoln CVUL III SC (Elite)	12.481748	12.392802	12.309522	12.226686	12.144533
	Lincoln CVUL III LC (Elite)	12.713781	12.666871	12.619553	12.572292	12.525338
	Lincoln CVUL III LC (Elite)/0.20%		9.971701	9.954340	9.936914	9.919622
	Lincoln Corporate Variable 4 – Band 1	11.138133	11.063726	10.989426	10.915531	10.842152
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.982251
	Lincoln Corporate Variable 4 – Band 2	11.386934	11.344911	11.302530	11.260202	11.218148
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.988633	9.971266
	Lincoln Corporate Variable 4 – Band 3	11.512077	11.492554	11.472546	11.452461	11.432532
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.995816
	Lincoln Corporate Variable 4 – Band 4	11.634770	11.626660	11.617998	11.609264	11.600661
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.397123	11.400575	11.403510	11.406337	11.409284
LVIP Multi-Manager Global Equity RPM Standard Class
	Lincoln CVUL III Jumbo					9.977671
	Lincoln CVUL III Super Jumbo					9.967670
	Lincoln CVUL III Super Jumbo/0.15%					9.981007
	Lincoln CVUL III SC (Elite)					9.944372
	Lincoln CVUL III LC (Elite)					9.964338
	Lincoln CVUL III LC (Elite)/0.20%					9.977671
	Lincoln Corporate Variable 4 – Band 1					9.944372
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.695974
	Lincoln Corporate Variable 4 – Band 2					9.964338
	Lincoln Corporate Variable 4 – Band 2/0.20%					9.977671
	Lincoln Corporate Variable 4 – Band 3					9.977671
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.709138
	Lincoln Corporate Variable 4 – Band 4					9.984344
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.991016

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
LVIP PIMCO Low Duration Bond Standard Class
	Lincoln CVUL III Jumbo					10.016751
	Lincoln CVUL III Super Jumbo					10.006712
	Lincoln CVUL III Super Jumbo/0.15%					10.020100
	Lincoln CVUL III SC (Elite)					9.983327
	Lincoln CVUL III LC (Elite)					10.003368
	Lincoln CVUL III LC (Elite)/0.20%					10.016751
	Lincoln Corporate Variable 4 – Band 1					9.983327
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.007124
	Lincoln Corporate Variable 4 – Band 2					10.003368
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.016751
	Lincoln Corporate Variable 4 – Band 3					10.016751
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.020705
	Lincoln Corporate Variable 4 – Band 4					10.023449
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.030163
LVIP SSgA Bond Index Standard Class
	Lincoln CVUL III Jumbo	11.393334	12.211628	12.656909	12.307310	12.989425
	Lincoln CVUL III Super Jumbo	11.348381	12.145223	12.569219	12.203721	12.860794
	Lincoln CVUL III Super Jumbo/0.15%		10.072185	10.444673	10.161259	10.729795
	Lincoln CVUL III SC (Elite)	11.244179	11.991678	12.366963	11.965389	12.565583
	Lincoln CVUL III LC (Elite)	11.333530	12.123269	12.540228	12.169486	12.818307
	Lincoln CVUL III LC (Elite)/0.20%		10.071633	10.438882	10.150548	10.713127
	Lincoln Corporate Variable 4 – Band 1	11.244179	11.991678	12.366963	11.965389	12.565583
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.218463
	Lincoln Corporate Variable 4 – Band 2	11.333480	12.123215	12.540173	12.169433	12.818251
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.693642	10.230899
	Lincoln Corporate Variable 4 – Band 3	11.392288	12.210490	12.655804	12.306267	12.988258
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.232327
	Lincoln Corporate Variable 4 – Band 4	11.423401	12.256099	12.715707	12.376857	13.075893
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.453543	12.300727	12.774774	12.446792	13.162930
LVIP SSgA Conservative Index Allocation Standard Class
	Lincoln CVUL III Jumbo	10.627827	10.891510	11.858378	12.639317	13.210652
	Lincoln CVUL III Super Jumbo	10.621850	10.869065	11.816210	12.575498	13.124248
	Lincoln CVUL III Super Jumbo/0.15%		10.209265	11.121125	11.859439	12.401720
	Lincoln CVUL III SC (Elite)	10.607914	10.816874	11.718400	12.427836	12.924829
	Lincoln CVUL III LC (Elite)	10.619858	10.861594	11.802188	12.554297	13.095573
	Lincoln CVUL III LC (Elite)/0.20%		10.208706	11.114960	11.846941	12.382457
	Lincoln Corporate Variable 4 – Band 1	10.607914	10.816874	11.718400	12.427836	12.924829
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.062207
	Lincoln Corporate Variable 4 – Band 2	10.619858	10.861594	11.802188	12.554297	13.095573
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.229088	10.691473
	Lincoln Corporate Variable 4 – Band 3	10.627827	10.891510	11.858378	12.639317	13.210652
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.075863
	Lincoln Corporate Variable 4 – Band 4	10.631815	10.906499	11.886574	12.682043	13.268569
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.635803	10.921510	11.914889	12.724967	13.326798
LVIP SSgA Conservative Structured Allocation Standard Class
	Lincoln CVUL III Jumbo	10.582553	10.856835	11.740282	12.545291	13.213568
	Lincoln CVUL III Super Jumbo	10.576600	10.834462	11.698533	12.481945	13.127145
	Lincoln CVUL III Super Jumbo/0.15%		10.211045	11.047463	11.810869	12.446245
	Lincoln CVUL III SC (Elite)	10.562723	10.782435	11.601693	12.335378	12.927681
	Lincoln CVUL III LC (Elite)	10.574617	10.827014	11.684650	12.460901	13.098463
	Lincoln CVUL III LC (Elite)/0.20%		10.210486	11.041338	11.798421	12.426913
	Lincoln Corporate Variable 4 – Band 1	10.562723	10.782435	11.601693	12.335378	12.927681
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.085677
	Lincoln Corporate Variable 4 – Band 2	10.574617	10.827014	11.684636	12.460908	13.098491
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.281362	10.829041
	Lincoln Corporate Variable 4 – Band 3	10.582553	10.856835	11.740282	12.545291	13.213568
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.099365
	Lincoln Corporate Variable 4 – Band 4	10.586524	10.871776	11.768198	12.587699	13.271499

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.590499	10.886814	11.796317	12.630409	13.329839
LVIP SSgA Developed International 150 Standard Class
	Lincoln CVUL III Jumbo	8.699226	7.628637	8.651728	10.388039	10.461680
	Lincoln CVUL III Super Jumbo	8.664872	7.587098	8.591725	10.300539	10.358005
	Lincoln CVUL III Super Jumbo/0.15%		10.396431	11.796612	14.171147	14.278747
	Lincoln CVUL III SC (Elite)	8.585237	7.491051	8.453328	10.099225	10.120073
	Lincoln CVUL III LC (Elite)	8.653450	7.573302	8.571816	10.271536	10.323676
	Lincoln CVUL III LC (Elite)/0.20%		10.395861	11.790071	14.156214	14.256567
	Lincoln Corporate Variable 4 – Band 1	8.585237	7.491051	8.453328	10.099225	10.120073
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.156359
	Lincoln Corporate Variable 4 – Band 2	8.653450	7.573302	8.571816	10.271536	10.323676
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.487424	11.568859
	Lincoln Corporate Variable 4 – Band 3	8.698932	7.628395	8.651452	10.381985	10.452456
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.168798
	Lincoln Corporate Variable 4 – Band 4	8.722204	7.656455	8.691963	10.446784	10.531371
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.745275	7.684421	8.732441	10.505934	10.601598
LVIP SSgA Emerging Markets 100 Standard Class
	Lincoln CVUL III Jumbo	15.017761	12.749003	14.333432	13.900127	13.404831
	Lincoln CVUL III Super Jumbo	14.961510	12.682180	14.236938	13.785853	13.274694
	Lincoln CVUL III Super Jumbo/0.15%		10.281320	11.564849	11.220848	10.826436
	Lincoln CVUL III SC (Elite)	14.831073	12.527614	14.014299	13.522850	12.975927
	Lincoln CVUL III LC (Elite)	14.942821	12.659981	14.205121	13.748168	13.231786
	Lincoln CVUL III LC (Elite)/0.20%		10.280756	11.558440	11.209016	10.809593
	Lincoln Corporate Variable 4 – Band 1	14.831073	12.527614	14.014299	13.522850	12.975927
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.470843
	Lincoln Corporate Variable 4 – Band 2	14.942806	12.660378	14.205361	13.748400	13.232009
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.264444	9.898697
	Lincoln Corporate Variable 4 – Band 3	15.018007	12.749208	14.333665	13.900345	13.405049
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.483700
	Lincoln Corporate Variable 4 – Band 4	15.055379	12.793747	14.398125	13.976835	13.492297
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.094231	12.839618	14.464202	14.055028	13.581360
LVIP SSgA Global Tactical Allocation RPM Standard Class
	Lincoln CVUL	11.978846	11.921698	13.158480	14.348220	14.814135
	Lincoln CVUL/0.35%	10.562484	10.548968	11.684148	12.785245	13.246691
	Lincoln CVUL LC	12.182840	12.161165	13.463104	14.724486	15.248296
	Lincoln CVUL LC/0.20%	10.574507	10.576837	11.732595	12.857526	13.341578
	Lincoln CVUL III Jumbo	12.320728	12.323442	13.670056	14.980752	15.544738
	Lincoln CVUL III Super Jumbo	12.217152	12.201518	13.514530	14.788121	15.321854
	Lincoln CVUL III Super Jumbo/0.15%		10.281059	11.410199	12.510470	12.987949
	Lincoln CVUL III SC (Elite)	11.978846	11.921698	13.158480	14.348220	14.814135
	Lincoln CVUL III LC (Elite)	12.182840	12.161165	13.463104	14.724486	15.248296
	Lincoln CVUL III LC (Elite)/0.20%		10.576837	11.732595	12.857526	13.341578
	Lincoln Corporate Variable 4 – Band 1	11.978846	11.921698	13.158480	14.348220	14.814135
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.966481
	Lincoln Corporate Variable 4 – Band 2	12.182883	12.161210	13.463159	14.724547	15.248356
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.470164	10.864345
	Lincoln Corporate Variable 4 – Band 3	12.320205	12.322141	13.665949	14.976610	15.540384
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.980009
	Lincoln Corporate Variable 4 – Band 4	12.390264	12.405399	13.774731	15.110563	15.695123
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.313303	11.338461	12.602614	13.838606	14.388341
LVIP SSgA International Index Standard Class
	Lincoln CVUL III Jumbo	8.108423	7.090493	8.359151	10.092814	9.484176
	Lincoln CVUL III Super Jumbo	8.076406	7.051888	8.301185	10.007812	9.390197
	Lincoln CVUL III Super Jumbo/0.15%		10.357715	12.217061	14.758215	13.875175
	Lincoln CVUL III SC (Elite)	8.002189	6.962624	8.167487	9.812246	9.174514
	Lincoln CVUL III LC (Elite)	8.065761	7.039067	8.281952	9.979637	9.359078
	Lincoln CVUL III LC (Elite)/0.20%		10.357148	12.210289	14.742666	13.853623
	Lincoln Corporate Variable 4 – Band 1	8.002189	6.962624	8.167487	9.812246	9.174514
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.015657

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 2	8.065743	7.039039	8.281910	9.979593	9.361128
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.085685	10.417199
	Lincoln Corporate Variable 4 – Band 3	8.108461	7.090532	8.359194	10.092860	9.484218
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.027906
	Lincoln Corporate Variable 4 – Band 4	8.129838	7.116347	8.398020	10.149882	9.547351
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.151291	7.142279	8.437051	10.207250	9.610925
LVIP SSgA Large Cap 100 Standard Class
	Lincoln CVUL III Jumbo	10.313407	10.531452	11.794865	15.991228	18.628410
	Lincoln CVUL III Super Jumbo	10.272681	10.474134	11.713094	15.856584	18.443884
	Lincoln CVUL III Super Jumbo/0.15%		10.479515	11.742564	15.928275	18.564351
	Lincoln CVUL III SC (Elite)	10.178278	10.341598	11.524489	15.546801	18.020394
	Lincoln CVUL III LC (Elite)	10.259142	10.455097	11.685962	15.811954	18.382782
	Lincoln CVUL III LC (Elite)/0.20%		10.478941	11.736054	15.911494	18.535526
	Lincoln Corporate Variable 4 – Band 1	10.178278	10.341598	11.524489	15.546801	18.020394
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.771895
	Lincoln Corporate Variable 4 – Band 2	10.259142	10.455097	11.685962	15.811954	18.382782
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.621465	13.538011
	Lincoln Corporate Variable 4 – Band 3	10.313103	10.530269	11.793469	15.989832	18.626785
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.786509
	Lincoln Corporate Variable 4 – Band 4	10.340647	10.569839	11.849696	16.081626	18.752451
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.367883	10.608286	11.904693	16.172411	18.877175
LVIP SSgA Mid-Cap Index Standard Class
	Lincoln CVUL III Jumbo					10.125864
	Lincoln CVUL III Super Jumbo					10.121118
	Lincoln CVUL III Super Jumbo/0.15%					10.127446
	Lincoln CVUL III SC (Elite)					10.110055
	Lincoln CVUL III LC (Elite)					10.119537
	Lincoln CVUL III LC (Elite)/0.20%					10.125864
	Lincoln Corporate Variable 4 – Band 1					10.110055
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.121118
	Lincoln Corporate Variable 4 – Band 2					10.119537
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.125864
	Lincoln Corporate Variable 4 – Band 3					10.125864
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.129028
	Lincoln Corporate Variable 4 – Band 4					10.129028
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.132194
LVIP SSgA Moderate Index Allocation Standard Class
	Lincoln CVUL III Jumbo	10.968252	10.921237	12.175030	13.665482	14.240178
	Lincoln CVUL III Super Jumbo	10.962083	10.898726	12.131731	13.596480	14.147038
	Lincoln CVUL III Super Jumbo/0.15%		10.289750	11.476780	12.888194	13.436918
	Lincoln CVUL III SC (Elite)	10.947702	10.846380	12.031299	13.436825	13.932070
	Lincoln CVUL III LC (Elite)	10.960028	10.891233	12.117333	13.573557	14.116127
	Lincoln CVUL III LC (Elite)/0.20%		10.289186	11.470418	12.874612	13.416049
	Lincoln Corporate Variable 4 – Band 1	10.947702	10.846380	12.031299	13.436825	13.932070
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.012711
	Lincoln Corporate Variable 4 – Band 2	10.960028	10.891233	12.117333	13.573557	14.116127
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.562160	11.006347
	Lincoln Corporate Variable 4 – Band 3	10.968252	10.921237	12.175030	13.665482	14.240178
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.026301
	Lincoln Corporate Variable 4 – Band 4	10.972367	10.936270	12.203981	13.711678	14.302612
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.976483	10.951355	12.233048	13.758083	14.365376
LVIP SSgA Moderate Structured Allocation Standard Class
	Lincoln CVUL III Jumbo	10.871547	10.881681	12.004528	13.514749	14.237363
	Lincoln CVUL III Super Jumbo	10.865431	10.859252	11.961834	13.446507	14.144241
	Lincoln CVUL III Super Jumbo/0.15%		10.286651	11.353771	12.788515	13.479036
	Lincoln CVUL III SC (Elite)	10.851176	10.807095	11.862804	13.288609	13.929315
	Lincoln CVUL III LC (Elite)	10.863394	10.851786	11.947637	13.423836	14.113336
	Lincoln CVUL III LC (Elite)/0.20%		10.286088	11.347477	12.775038	13.458101
	Lincoln Corporate Variable 4 – Band 1	10.851176	10.807095	11.862804	13.288609	13.929315

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.047370
	Lincoln Corporate Variable 4 – Band 2	10.863394	10.851786	11.947637	13.423836	14.113336
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.632185	11.200673
	Lincoln Corporate Variable 4 – Band 3	10.871547	10.881681	12.004528	13.514749	14.237363
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.061007
	Lincoln Corporate Variable 4 – Band 4	10.875625	10.896660	12.033075	13.560436	14.299785
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.879684	10.911739	12.061781	13.606357	14.362556
LVIP SSgA Moderately Aggressive Index Allocation Standard Class
	Lincoln CVUL III Jumbo	11.172986	10.865850	12.238656	14.022832	14.555828
	Lincoln CVUL III Super Jumbo	11.166702	10.843450	12.195129	13.952024	14.460620
	Lincoln CVUL III Super Jumbo/0.15%		10.312085	11.620735	13.321485	13.834740
	Lincoln CVUL III SC (Elite)	11.152054	10.791363	12.094164	13.788189	14.240878
	Lincoln CVUL III LC (Elite)	11.164609	10.835994	12.180654	13.928500	14.429022
	Lincoln CVUL III LC (Elite)/0.20%		10.311521	11.614293	13.307448	13.813252
	Lincoln Corporate Variable 4 – Band 1	11.152054	10.791363	12.094164	13.788189	14.240878
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.975816
	Lincoln Corporate Variable 4 – Band 2	11.164609	10.835994	12.180654	13.928500	14.429022
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.713729	11.120949
	Lincoln Corporate Variable 4 – Band 3	11.172986	10.865850	12.238656	14.022832	14.555828
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.989357
	Lincoln Corporate Variable 4 – Band 4	11.177177	10.880808	12.267761	14.070237	14.619648
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.181551	10.895990	12.297161	14.118052	14.684008
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class
	Lincoln CVUL III Jumbo	11.238224	11.020394	12.251236	14.079437	14.793056
	Lincoln CVUL III Super Jumbo	11.231904	10.997676	12.207662	14.008342	14.696297
	Lincoln CVUL III Super Jumbo/0.15%		10.321165	11.479648	13.199304	13.875248
	Lincoln CVUL III SC (Elite)	11.217170	10.944849	12.106591	13.843844	14.472976
	Lincoln CVUL III LC (Elite)	11.229798	10.990114	12.193172	13.984723	14.664184
	Lincoln CVUL III LC (Elite)/0.20%		10.320600	11.473284	13.185394	13.853699
	Lincoln Corporate Variable 4 – Band 1	11.217170	10.944849	12.106591	13.843844	14.472976
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.021813
	Lincoln Corporate Variable 4 – Band 2	11.229798	10.990114	12.193172	13.984723	14.664184
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.806715	11.354455
	Lincoln Corporate Variable 4 – Band 3	11.238224	11.020394	12.251236	14.079437	14.793056
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.035415
	Lincoln Corporate Variable 4 – Band 4	11.242440	11.035565	12.280371	14.127034	14.857915
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.246657	11.050372	12.309162	14.174322	14.922560
LVIP SSgA S&P 500 Index Standard Class
	Lincoln CVUL	10.572425	10.693008	12.280070	16.096688	18.130542
	Lincoln CVUL/0.35%	10.832829	10.994821	12.670922	16.667203	18.838945
	Lincoln CVUL LC	10.753744	10.909093	12.565844	16.520729	18.664055
	Lincoln CVUL LC/0.20%	10.845162	11.023871	12.723462	16.761416	18.973865
	Lincoln CVUL III Jumbo	10.875395	11.054602	12.758929	16.808139	19.026756
	Lincoln CVUL III Super Jumbo	10.783963	10.945224	12.613764	16.592018	18.753964
	Lincoln CVUL III Super Jumbo/0.15%		10.564589	12.199463	16.079151	18.210643
	Lincoln CVUL III SC (Elite)	10.572425	10.693008	12.280070	16.096688	18.130542
	Lincoln CVUL III LC (Elite)	10.753744	10.909093	12.565844	16.520729	18.664055
	Lincoln CVUL III LC (Elite)/0.20%		11.023871	12.723462	16.761416	18.973865
	Lincoln Corporate Variable 4 – Band 1	10.573598	10.694194	12.281432	16.098474	18.132554
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.707370
	Lincoln Corporate Variable 4 – Band 2	10.753691	10.909039	12.565783	16.520649	18.663963
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.559549	13.085369
	Lincoln Corporate Variable 4 – Band 3	10.876179	11.055400	12.759851	16.809354	19.028131
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.721897
	Lincoln Corporate Variable 4 – Band 4	10.936779	11.128127	12.856632	16.953781	19.210817
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.633462	10.830334	12.525094	16.533100	18.752869
LVIP SSgA Small-Cap Index Standard Class
	Lincoln CVUL III Jumbo	9.644430	9.186088	10.624810	14.622948	15.275902
	Lincoln CVUL III Super Jumbo	9.592260	9.122688	10.535673	14.478557	15.102391

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL III Super Jumbo/0.15%		10.573404	12.235520	16.848184	17.609305
	Lincoln CVUL III SC (Elite)	9.473687	8.978405	10.332833	14.150245	14.708358
	Lincoln CVUL III LC (Elite)	9.575013	9.101728	10.506219	14.430872	15.045127
	Lincoln CVUL III LC (Elite)/0.20%		10.572826	12.228740	16.830434	17.581949
	Lincoln Corporate Variable 4 – Band 1	9.471623	8.976448	10.330582	14.147162	14.705154
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.373437
	Lincoln Corporate Variable 4 – Band 2	9.574938	9.101657	10.506136	14.430757	15.045006
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.164236	12.707914
	Lincoln Corporate Variable 4 – Band 3	9.643143	9.184828	10.623236	14.620696	15.273562
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.387518
	Lincoln Corporate Variable 4 – Band 4	9.679367	9.228599	10.684652	14.720006	15.392681
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.714428	9.271304	10.744828	14.817704	15.510347
LVIP SSgA Small-Mid Cap 200 Standard Class
	Lincoln CVUL III Jumbo	13.015618	12.702579	14.430047	19.368144	20.160618
	Lincoln CVUL III Super Jumbo	12.964222	12.633438	14.330002	19.205062	19.960896
	Lincoln CVUL III Super Jumbo/0.15%		10.468675	11.898292	15.977979	16.640057
	Lincoln CVUL III SC (Elite)	12.845084	12.473568	14.099250	18.829853	19.502534
	Lincoln CVUL III LC (Elite)	12.947135	12.610475	14.296808	19.151007	19.894763
	Lincoln CVUL III LC (Elite)/0.20%		10.468103	11.891697	15.961147	16.614218
	Lincoln Corporate Variable 4 – Band 1	12.845084	12.473568	14.099250	18.829853	19.502534
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.285935
	Lincoln Corporate Variable 4 – Band 2	12.947242	12.610575	14.296934	19.151164	19.894884
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.956341	12.445552
	Lincoln Corporate Variable 4 – Band 3	13.016384	12.703323	14.430908	19.369306	20.161823
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.299897
	Lincoln Corporate Variable 4 – Band 4	13.049995	12.748882	14.497131	19.477634	20.294873
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.084452	12.795344	14.564514	19.587726	20.430006
LVIP T. Rowe Price Growth Stock Standard Class
	Lincoln CVUL III Jumbo	9.678265	9.499276	11.215968	15.564210	16.886530
	Lincoln CVUL III Super Jumbo	9.625929	9.433737	11.121902	15.410561	16.694769
	Lincoln CVUL III Super Jumbo/0.15%		10.319760	12.190817	16.925445	18.372597
	Lincoln CVUL III SC (Elite)	9.504908	9.282562	10.905469	15.057917	16.255748
	Lincoln CVUL III LC (Elite)	9.608573	9.412026	11.090761	15.359736	16.631392
	Lincoln CVUL III LC (Elite)/0.20%		10.319195	12.184067	16.907617	18.344102
	Lincoln Corporate Variable 4 – Band 1	9.504908	9.282562	10.905469	15.057917	16.255748
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.787129
	Lincoln Corporate Variable 4 – Band 2	9.605262	9.408771	11.086926	15.354424	16.625639
	Lincoln Corporate Variable 4 – Band 2/0.20%					10.795910
	Lincoln Corporate Variable 4 – Band 3	9.678091	9.499000	11.215655	15.563642	16.886014
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.801766
	Lincoln Corporate Variable 4 – Band 4	9.713313	9.543222	11.279119	15.667491	17.015591
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.748483	9.587364	11.342619	15.771448	17.145628
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class
	Lincoln CVUL	15.882863	15.162062	17.510900	23.439300	25.972696
	Lincoln CVUL/0.35%	11.912717	11.412005	13.226096	17.765878	19.755090
	Lincoln CVUL LC	16.201674	15.512923	17.969926	24.125944	26.813871
	Lincoln CVUL LC/0.20%	11.926291	11.442155	13.280933	17.866294	19.896569
	Lincoln CVUL III Jumbo	20.998885	20.146494	23.384087	31.457655	35.032415
	Lincoln CVUL III Super Jumbo	19.666773	18.840145	21.835039	29.329791	32.613793
	Lincoln CVUL III Super Jumbo/0.15%		10.257153	11.911456	16.032001	17.862761
	Lincoln CVUL III SC (Elite)	16.365145	15.622456	18.042616	24.151032	26.761354
	Lincoln CVUL III LC (Elite)	16.820365	16.105312	18.656141	25.047242	27.837812
	Lincoln CVUL III LC (Elite)/0.20%		10.256591	11.904852	16.015110	17.835021
	Lincoln Corporate Variable 4 – Band 1	17.591201	16.792871	19.394346	25.960397	28.766282
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.825802
	Lincoln Corporate Variable 4 – Band 2	17.991098	17.226275	19.951228	26.797450	29.783453
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.847295	13.191625
	Lincoln Corporate Variable 4 – Band 3	16.861035	16.175505	18.773120	25.255169	28.125135
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.840490
	Lincoln Corporate Variable 4 – Band 4	17.410450	16.720456	19.426885	26.160320	29.162254

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.060212	13.516511	15.720047	21.189839	23.645031
LVIP Templeton Growth RPM Standard Class
	Lincoln CVUL III Jumbo	8.354568	8.080065	9.774398	11.698716	11.443279
	Lincoln CVUL III Super Jumbo	8.309387	8.024308	9.692408	11.583204	11.313300
	Lincoln CVUL III Super Jumbo/0.15%		10.422881	12.614790	15.105852	14.783414
	Lincoln CVUL III SC (Elite)	8.204913	7.895700	9.503759	11.318090	11.015724
	Lincoln CVUL III LC (Elite)	8.294381	8.005808	9.665231	11.544955	11.270303
	Lincoln CVUL III LC (Elite)/0.20%		10.422311	12.607797	15.089936	14.760453
	Lincoln Corporate Variable 4 – Band 1	8.204913	7.895700	9.503759	11.318090	11.015724
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.392535
	Lincoln Corporate Variable 4 – Band 2	8.294381	8.005808	9.665231	11.544954	11.270302
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.081886	10.839917
	Lincoln Corporate Variable 4 – Band 3	8.354402	8.079693	9.773738	11.697967	11.443028
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.405293
	Lincoln Corporate Variable 4 – Band 4	8.384824	8.117450	9.829443	11.776362	11.530759
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.415178	8.154999	9.884784	11.854507	11.618893
LVIP UBS Large Cap Growth RPM Standard Class
	Lincoln CVUL	9.926834	9.297093	10.745290	13.391199	14.009135
	Lincoln CVUL/0.35%	10.712351	10.067984	11.677035	14.603376	15.330812
	Lincoln CVUL LC	8.835669	8.300026	9.621716	12.026973	12.619762
	Lincoln CVUL LC/0.20%	10.724546	10.094591	11.725457	14.685933	15.440621
	Lincoln CVUL III Jumbo	16.452753	15.486324	17.988272	22.530006	23.687793
	Lincoln CVUL III Super Jumbo	15.396611	14.470477	16.783129	20.989091	22.034617
	Lincoln CVUL III Super Jumbo/0.15%		10.362401	12.042552	15.090632	15.874055
	Lincoln CVUL III SC (Elite)	9.926834	9.297093	10.745290	13.391199	14.009135
	Lincoln CVUL III LC (Elite)	8.835669	8.300026	9.621716	12.026973	12.619762
	Lincoln CVUL III LC (Elite)/0.20%		10.094591	11.725457	14.685933	15.440621
	Lincoln Corporate Variable 4 – Band 1	14.318130	13.409834	15.498629	19.314995	20.206285
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.453760
	Lincoln Corporate Variable 4 – Band 2	14.643154	13.755459	15.945874	19.932058	20.914482
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.757627	12.361836
	Lincoln Corporate Variable 4 – Band 3	13.555469	12.759059	14.820871	18.562993	19.516940
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.467947
	Lincoln Corporate Variable 4 – Band 4	14.475331	13.638723	15.857976	19.881626	20.924215
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.336725	11.635336	13.542165	16.995271	17.904406
LVIP Vanguard Domestic Equity ETF Standard Class
	Lincoln CVUL III Jumbo		9.201215	10.576234	13.776854	15.428332
	Lincoln CVUL III Super Jumbo		9.192019	10.549835	13.721885	15.343747
	Lincoln CVUL III Super Jumbo/0.15%		10.554512	12.137831	15.818928	17.724055
	Lincoln CVUL III SC (Elite)		9.170597	10.488495	13.594473	15.148178
	Lincoln CVUL III LC (Elite)		9.188955	10.541051	13.703610	15.315655
	Lincoln CVUL III LC (Elite)/0.20%		10.553935	12.131103	15.802264	17.696535
	Lincoln Corporate Variable 4 – Band 1		9.170597	10.488495	13.594473	15.148178
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.642412
	Lincoln Corporate Variable 4 – Band 2		9.188955	10.541051	13.703610	15.315655
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.441322	12.812833
	Lincoln Corporate Variable 4 – Band 3		9.201215	10.576234	13.776854	15.428332
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.656852
	Lincoln Corporate Variable 4 – Band 4		9.207350	10.593869	13.813622	15.484981
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		9.213497	10.611527	13.850477	15.541825
LVIP Vanguard International Equity ETF Standard Class
	Lincoln CVUL III Jumbo		7.989325	9.516184	10.897787	10.371275
	Lincoln CVUL III Super Jumbo		7.981327	9.492418	10.854282	10.314380
	Lincoln CVUL III Super Jumbo/0.15%		10.286376	12.258354	14.045096	13.373215
	Lincoln CVUL III SC (Elite)		7.962698	9.437192	10.753442	10.182833
	Lincoln CVUL III LC (Elite)		7.978663	9.484509	10.839819	10.295484
	Lincoln CVUL III LC (Elite)/0.20%		10.285812	12.251559	14.030296	13.352441
	Lincoln Corporate Variable 4 – Band 1		7.962698	9.437192	10.753442	10.182833
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.155077

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 2		7.978663	9.484509	10.839819	10.295484
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.616391	10.103475
	Lincoln Corporate Variable 4 – Band 3		7.989325	9.516184	10.897787	10.371275
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.167513
	Lincoln Corporate Variable 4 – Band 4		7.994661	9.532062	10.926887	10.409379
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		8.000000	9.547965	10.956063	10.447622
M Capital Appreciation
	Lincoln Corporate Variable 4 – Band 2	19.705859	18.209520	21.298632	29.530414	13.541370
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.069611	33.065125
	Lincoln Corporate Variable 4 – Band 3	20.040993	18.556326	21.747705	30.213357	33.897550
	Lincoln Corporate Variable 4 – Band 4	19.205977	17.800985	20.883324	29.041499	32.615400
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.642258	13.584714	15.952922	22.207190	24.965004
M International Equity
	Lincoln Corporate Variable 4 – Band 2	16.660850	14.344079	17.241512	19.975991	10.194220
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.990262	18.492056
	Lincoln Corporate Variable 4 – Band 3	14.207388	12.256310	14.761497	17.136874	15.895623
	Lincoln Corporate Variable 4 – Band 4	16.235474	14.019927	16.902480	19.642000	18.237537
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.452874	9.899905	11.947299	13.897577	12.916773
M Large Cap Growth
	Lincoln Corporate Variable 4 – Band 2	15.152897	14.971483	17.791928	24.127139	13.374652
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.159614	26.485000
	Lincoln Corporate Variable 4 – Band 3	15.523841	15.368711	18.300522	24.866481	27.351242
	Lincoln Corporate Variable 4 – Band 4	15.084094	14.948308	17.817715	24.234654	26.682945
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.068888	11.972219	14.284614	19.448556	21.434754
M Large Cap Value
	Lincoln Corporate Variable 4 – Band 2	15.339191	14.649661	17.113860	22.878644	12.912184
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.795937	24.993617
	Lincoln Corporate Variable 4 – Band 3	13.744141	13.152617	15.395743	20.622952	22.574499
	Lincoln Corporate Variable 4 – Band 4	15.194846	14.555449	17.054860	22.868215	25.057270
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.115789	10.658776	12.501551	16.779614	18.404246
MFS VIT Core Equity Initial Class
	Lincoln CVUL	10.825297	10.640426	12.280889	16.415093	18.132589
	Lincoln CVUL/0.35%	11.074450	10.923925	12.651634	16.969226	18.811402
	Lincoln CVUL LC	10.487282	10.338910	11.968719	16.045831	17.777970
	Lincoln CVUL LC/0.20%	11.087244	10.952310	12.704194	17.065936	18.946010
	Lincoln CVUL III Jumbo	16.806229	16.601691	19.257209	25.868817	28.718659
	Lincoln CVUL III Super Jumbo	15.654724	15.441006	17.884036	23.988212	26.590967
	Lincoln CVUL III Super Jumbo/0.15%		10.433958	12.108967	16.274487	18.076402
	Lincoln CVUL III SC (Elite)	10.825297	10.640426	12.280889	16.415093	18.132589
	Lincoln CVUL III LC (Elite)	10.487282	10.338910	11.968719	16.045831	17.777970
	Lincoln CVUL III LC (Elite)/0.20%		10.952310	12.704194	17.065936	18.946010
	Lincoln Corporate Variable 4 – Band 1	14.119013	13.877570	16.017112	21.409067	23.649078
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.633390
	Lincoln Corporate Variable 4 – Band 2	14.438833	14.234592	16.478508	22.091910	24.476678
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.777250	13.074693
	Lincoln Corporate Variable 4 – Band 3	13.711092	13.544223	15.711056	21.106866	23.433010
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.647818
	Lincoln Corporate Variable 4 – Band 4	14.446509	14.284943	16.586458	22.303407	24.785235
MFS VIT Growth Initial Class
	Lincoln CVUL	10.647953	10.539300	12.285422	16.695597	18.062124
	Lincoln CVUL/0.35%	10.980480	10.906564	12.758078	17.398670	18.888729
	Lincoln CVUL LC	11.126872	11.046442	12.915248	17.604210	19.102320
	Lincoln CVUL LC/0.20%	10.992971	10.935372	12.810973	17.497017	19.024010
	Lincoln CVUL III Jumbo	19.816660	19.712827	23.093897	31.541254	34.293909
	Lincoln CVUL III Super Jumbo	18.249403	18.126555	21.203746	28.916344	31.392801
	Lincoln CVUL III Super Jumbo/0.15%		10.257297	12.022595	16.428463	17.871133
	Lincoln CVUL III SC (Elite)	10.647953	10.539300	12.285422	16.695597	18.062124

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL III LC (Elite)	11.126872	11.046442	12.915248	17.604210	19.102320
	Lincoln CVUL III LC (Elite)/0.20%		10.935372	12.810973	17.497017	19.024010
	Lincoln Corporate Variable 4 – Band 1	16.435746	16.268033	18.963276	25.770643	27.879958
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.698567
	Lincoln Corporate Variable 4 – Band 2	16.809317	16.687818	19.511013	26.594605	28.857794
	Lincoln Corporate Variable 4 – Band 2/0.20%				12.214107	13.280049
	Lincoln Corporate Variable 4 – Band 3	16.726564	16.638926	19.492775	26.622900	28.946321
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.713083
	Lincoln Corporate Variable 4 – Band 4	16.726503	16.655531	19.531756	26.702865	29.062315
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.041695	10.009090	11.749270	16.079056	17.517295
MFS VIT New Discovery Initial Class
	Lincoln CVUL III Jumbo				10.705466	9.908682
	Lincoln CVUL III Super Jumbo				10.703270	9.891791
	Lincoln CVUL III Super Jumbo/0.15%				10.706198	9.914318
	Lincoln CVUL III SC (Elite)				10.698149	9.852489
	Lincoln CVUL III LC (Elite)				10.702539	9.886167
	Lincoln CVUL III LC (Elite)/0.20%				10.705466	9.908682
	Lincoln Corporate Variable 4 – Band 1				10.698149	9.852489
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.613854
	Lincoln Corporate Variable 4 – Band 2				10.702539	9.886167
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.705466	9.908682
	Lincoln Corporate Variable 4 – Band 3				10.705466	9.908682
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.626913
	Lincoln Corporate Variable 4 – Band 4				10.706930	9.919958
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.708394	9.931273
MFS VIT Research Initial Class
	Lincoln CVUL	11.937631	11.800873	13.742606	18.052665	19.755628
	Lincoln CVUL/0.35%	10.963357	10.876433	12.711299	16.756615	18.401337
	Lincoln CVUL LC	11.745069	11.644594	13.600982	17.920264	19.669649
	Lincoln CVUL LC/0.20%	10.975855	10.904517	12.762404	16.849244	18.531208
MFS VIT Total Return Initial Class
	Lincoln CVUL	15.904034	16.074333	17.758984	20.993984	22.619324
	Lincoln CVUL/0.35%	10.570720	10.719612	11.886676	14.100008	15.241901
	Lincoln CVUL LC	16.573050	16.799311	18.615687	22.072824	23.853131
	Lincoln CVUL LC/0.20%	10.582758	10.748719	11.934730	14.179460	15.353787
	Lincoln CVUL III Jumbo	15.505950	15.749118	17.486867	20.775867	22.496502
	Lincoln CVUL III Super Jumbo	14.639918	14.847210	16.460744	19.527448	21.113003
	Lincoln CVUL III Super Jumbo/0.15%		10.315678	11.459630	13.621809	14.757328
	Lincoln CVUL III SC (Elite)	15.904034	16.074333	17.758984	20.993984	22.619324
	Lincoln CVUL III LC (Elite)	16.573050	16.799311	18.615687	22.072824	23.853131
	Lincoln CVUL III LC (Elite)/0.20%		10.748719	11.934730	14.179460	15.353787
	Lincoln Corporate Variable 4 – Band 1	13.706331	13.851786	15.303366	18.091046	19.491643
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.339652
	Lincoln Corporate Variable 4 – Band 2	14.018219	14.209606	15.745972	18.670174	20.176056
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.864870	11.764674
	Lincoln Corporate Variable 4 – Band 3	13.122886	13.328682	14.799362	17.582885	19.039080
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.353682
	Lincoln Corporate Variable 4 – Band 4	14.215038	14.452409	16.063130	19.103429	20.706251
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.810076	12.019305	13.372215	15.919105	17.272011
MFS VIT Utilities Initial Class
	Lincoln CVUL	22.955374	24.341596	27.431156	32.828787	36.750695
	Lincoln CVUL/0.35%	11.380305	12.109869	13.694744	16.446894	18.476280
	Lincoln CVUL LC	22.445350	23.872325	26.983122	32.389663	36.368038
	Lincoln CVUL LC/0.20%	11.393248	12.141818	13.751457	16.539783	18.608522
	Lincoln CVUL III Jumbo	33.464409	35.663216	40.391143	48.581088	54.657436
	Lincoln CVUL III Super Jumbo	28.565993	30.397291	34.375525	41.283768	46.377781
	Lincoln CVUL III Super Jumbo/0.15%		10.438639	11.828415	14.233926	16.022262
	Lincoln CVUL III SC (Elite)	22.955374	24.341596	27.431156	32.828787	36.750695
	Lincoln CVUL III LC (Elite)	22.445350	23.872325	26.983122	32.389663	36.368038
	Lincoln CVUL III LC (Elite)/0.20%		12.141818	13.751457	16.539783	18.608522

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 1	25.509040	27.049487	30.482830	36.480941	40.839156
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.851973
	Lincoln Corporate Variable 4 – Band 2	26.088246	27.746818	31.362494	37.646410	42.270464
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.574038	11.896899
	Lincoln Corporate Variable 4 – Band 3	22.409342	23.881761	27.047807	32.532174	36.601224
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.865349
	Lincoln Corporate Variable 4 – Band 4	26.518718	28.289437	32.071853	38.613506	43.486601
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.758464	16.827526	19.096516	23.014217	25.944585
NB AMT Large Cap Value I Class
	Lincoln CVUL	13.361518	11.761235	13.617862	17.733390	19.344690
	Lincoln CVUL/0.35%	10.646015	9.403866	10.926520	14.278534	15.630525
	Lincoln CVUL LC	14.791440	13.059074	15.165989	19.808679	21.673464
	Lincoln CVUL LC/0.20%	10.658141	9.428743	10.971864	14.359293	15.742526
NB AMT Mid Cap Growth I Class
	Lincoln CVUL	16.365709	16.328266	18.227213	24.003021	25.642644
	Lincoln CVUL/0.35%	11.983906	11.998967	13.441089	17.761395	19.041183
	Lincoln CVUL LC	14.731509	14.742223	16.506158	21.801863	23.361108
	Lincoln CVUL LC/0.20%	11.997567	12.030348	13.496759	17.862616	19.178446
	Lincoln CVUL III Jumbo	21.617353	21.676416	24.318607	32.185054	34.555934
	Lincoln CVUL III Super Jumbo	20.727554	20.753011	23.247756	30.721727	32.935372
	Lincoln CVUL III Super Jumbo/0.15%		10.228548	11.481068	15.202493	16.330533
	Lincoln CVUL III SC (Elite)	16.365709	16.328266	18.227213	24.003021	25.642644
	Lincoln CVUL III LC (Elite)	14.731509	14.742223	16.506158	21.801863	23.361108
	Lincoln CVUL III LC (Elite)/0.20%		12.030348	13.496759	17.862616	19.178446
	Lincoln Corporate Variable 4 – Band 1	18.665632	18.623157	20.789045	27.376698	29.246953
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.698666
	Lincoln Corporate Variable 4 – Band 2	19.089879	19.103765	21.389567	28.252026	30.272574
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.951135	12.831555
	Lincoln Corporate Variable 4 – Band 3	17.892249	17.941146	20.128039	26.638944	28.601156
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.713174
	Lincoln Corporate Variable 4 – Band 4	19.009323	19.080345	21.427508	28.387113	30.508714
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.207280	14.274638	16.046661	21.279829	22.893128
NB AMT Mid Cap Intrinsic Value I Class
	Lincoln CVUL III Jumbo	21.076223	19.667388	22.676135	31.015638	35.236490
	Lincoln CVUL III Super Jumbo	19.580375	18.244112	21.003611	28.685002	32.539849
	Lincoln CVUL III Super Jumbo/0.15%		10.483574	12.093409	16.549213	18.810761
	Lincoln CVUL III SC (Elite)	19.718967	18.308980	21.004683	28.586341	32.314654
	Lincoln CVUL III LC (Elite)	20.276546	18.883318	21.728639	29.660366	33.629472
	Lincoln CVUL III LC (Elite)/0.20%		10.483001	12.086706	16.531781	18.781556
	Lincoln Corporate Variable 4 – Band 1	17.894631	16.615082	19.061375	25.941667	29.329057
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.532541
	Lincoln Corporate Variable 4 – Band 2	18.301317	17.043813	19.611951	26.770999	30.353449
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.702752	13.293794
	Lincoln Corporate Variable 4 – Band 3	14.973852	13.972921	16.110529	22.035427	25.034178
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.546833
	Lincoln Corporate Variable 4 – Band 4	17.738147	16.569023	19.122880	26.181760	29.774533
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.664961	10.907036	12.600772	17.269371	19.658793
Oppenheimer Main Street Fund/VA Non-Service Class
	Lincoln CVUL	11.184707	11.105035	12.888094	16.864613	18.539451
	Lincoln CVUL/0.35%	10.971891	10.931956	12.731676	16.718292	18.443023
	Lincoln CVUL LC	11.072326	11.025611	12.834335	16.844680	18.573163
	Lincoln CVUL LC/0.20%	10.984368	10.960708	12.784329	16.812687	18.575012
PIMCO VIT CommodityRealReturn Strategy Administrative Class
	Lincoln CVUL III Jumbo	15.674571	14.460897	15.209958	12.948131	10.541337
	Lincoln CVUL III Super Jumbo	15.636546	14.404186	15.127614	12.858719	10.452834
	Lincoln CVUL III Super Jumbo/0.15%		9.915019	10.433821	8.886683	7.238454
	Lincoln CVUL III SC (Elite)	15.548175	14.272717	14.937199	12.652476	10.249195
	Lincoln CVUL III LC (Elite)	15.623896	14.385340	15.100247	12.829037	10.423484
	Lincoln CVUL III LC (Elite)/0.20%		9.914476	10.428037	8.877009	7.226114
	Lincoln Corporate Variable 4 – Band 1	15.548175	14.272717	14.937199	12.652476	10.249195

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln Corporate Variable 4 – Band 1/0.35%					7.450339
	Lincoln Corporate Variable 4 – Band 2	15.622079	14.383754	15.098680	12.827711	10.422418
	Lincoln Corporate Variable 4 – Band 2/0.20%				8.865442	7.210219
	Lincoln Corporate Variable 4 – Band 3	15.674571	14.460897	15.209958	12.948131	10.541337
	Lincoln Corporate Variable 4 – Band 3/0.10%					7.460480
	Lincoln Corporate Variable 4 – Band 4	15.699971	14.498827	15.265102	13.008083	10.600756
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.725383	14.536830	15.320453	13.068320	10.660516
PIMCO VIT Total Return Administrative Class
	Lincoln CVUL III Jumbo				9.659831	10.053355
	Lincoln CVUL III Super Jumbo				9.650345	10.028431
	Lincoln CVUL III Super Jumbo/0.15%				9.662995	10.061677
	Lincoln CVUL III SC (Elite)				9.628247	9.970514
	Lincoln CVUL III LC (Elite)				9.647185	10.020137
	Lincoln CVUL III LC (Elite)/0.20%				9.659831	10.053355
	Lincoln Corporate Variable 4 – Band 1				9.628247	9.970514
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.156943
	Lincoln Corporate Variable 4 – Band 2				9.647185	10.019843
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.659831	10.053355
	Lincoln Corporate Variable 4 – Band 3				9.659831	10.053355
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.170725
	Lincoln Corporate Variable 4 – Band 4				9.666160	10.070006
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				9.672631	10.086174
Putnam VT Growth & Income Class IB
	Lincoln CVUL III Jumbo	14.542019	13.839400	16.454919	22.280877
	Lincoln CVUL III Super Jumbo	13.600458	12.923909	15.343389	20.744691
	Lincoln CVUL III Super Jumbo/0.15%		10.586497	12.593540	17.060875
	Lincoln CVUL III SC (Elite)	11.765773	11.141383	13.180966	17.758826
	Lincoln CVUL III LC (Elite)	12.097928	11.490369	13.634661	18.425236
	Lincoln CVUL III LC (Elite)/0.20%		10.585918	12.586559	17.042903
	Lincoln Corporate Variable 4 – Band 1	12.276132	11.624658	13.752712	18.529143
	Lincoln Corporate Variable 4 – Band 2	12.554924	11.924415	14.149707	19.121245
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.774525
	Lincoln Corporate Variable 4 – Band 4	12.769243	12.164450	14.477882	19.623455
T. Rowe Price Equity Income
	Lincoln CVUL III Jumbo		10.612395	12.407451	16.063131	17.213369
	Lincoln CVUL III Super Jumbo		10.608817	12.384685	16.009643	17.130336
	Lincoln CVUL III Super Jumbo/0.15%		10.598137	12.396975	16.057590	17.216037
	Lincoln CVUL III SC (Elite)		10.600472	12.331727	15.885530	16.938145
	Lincoln CVUL III LC (Elite)		10.607624	12.377106	15.991855	17.102748
	Lincoln CVUL III LC (Elite)/0.20%		10.597557	12.390103	16.040672	17.189302
	Lincoln Corporate Variable 4 – Band 1		10.600472	12.331727	15.885530	16.938145
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.208685
	Lincoln Corporate Variable 4 – Band 2		10.607624	12.377106	15.991855	17.102743
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.366636	12.180571
	Lincoln Corporate Variable 4 – Band 3		10.612395	12.407451	16.063131	17.213376
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.222542
	Lincoln Corporate Variable 4 – Band 4		10.614782	12.422651	16.098889	17.268948
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.617168	12.437863	16.134717	17.324696
Templeton Foreign VIP Class 2
	Lincoln CVUL	14.960430	13.276141	15.587300	19.034074	16.797305
	Lincoln CVUL/0.35%	10.811869	9.628339	11.344096	13.901115	12.310595
	Lincoln CVUL LC	15.479105	13.778320	16.225421	19.872786	17.590201
	Lincoln CVUL LC/0.20%	10.824176	9.653796	11.391168	13.979731	12.398818
Templeton Global Bond VIP Class 1
	Lincoln CVUL	17.540578	17.312143	19.823657	20.057291	20.339898
	Lincoln CVUL/0.35%	10.788882	10.685723	12.278808	12.467076	12.687069
	Lincoln CVUL LC	17.839572	17.660162	20.282896	20.583594	20.936341
	Lincoln CVUL LC/0.20%	10.801162	10.713949	12.329715	12.537555	12.777947
	Lincoln CVUL III Jumbo	18.040925	17.895256	20.594031	20.941180	21.342701

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2010 to 2014 (continued)

Subaccount	Product(s)	2010	2011	2012	2013	2014
	Lincoln CVUL III Super Jumbo	17.889342	17.718291	20.359829	20.672002	21.036779
	Lincoln CVUL III Super Jumbo/0.15%		10.068691	11.592937	11.794252	12.026404
	Lincoln CVUL III SC (Elite)	17.540578	17.312143	19.823657	20.057291	20.339898
	Lincoln CVUL III LC (Elite)	17.839572	17.660162	20.282896	20.583594	20.936341
	Lincoln CVUL III LC (Elite)/0.20%		10.713949	12.329715	12.537555	12.777947
	Lincoln Corporate Variable 4 – Band 1	17.540578	17.312143	19.823657	20.057291	20.339898
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.890437
	Lincoln Corporate Variable 4 – Band 2	17.838892	17.659489	20.282120	20.582802	20.935535
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.751402	9.938366
	Lincoln Corporate Variable 4 – Band 3	18.041374	17.895711	20.594552	20.941707	21.343243
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.903862
	Lincoln Corporate Variable 4 – Band 4	18.142861	18.014380	20.751851	21.122771	21.549314
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.254896	18.143761	20.921794	21.317056	21.769282
Templeton Growth VIP Class 1
	Lincoln CVUL III Jumbo	16.610307	15.450374	18.719119	24.481809	23.814510
	Lincoln CVUL III Super Jumbo	16.109789	14.962313	18.100645	23.637489	22.958725
	Lincoln CVUL III Super Jumbo/0.15%		10.467191	12.688013	16.602314	16.157867
	Lincoln CVUL III SC (Elite)	14.155960	13.101645	15.794354	20.553729	19.893734
	Lincoln CVUL III LC (Elite)	14.554564	13.511096	16.336871	21.323537	20.700861
	Lincoln CVUL III LC (Elite)/0.20%		10.466619	12.680980	16.584826	16.132775
	Lincoln Corporate Variable 4 – Band 1	14.453640	13.377161	16.126507	20.985974	20.311304
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.234775
	Lincoln Corporate Variable 4 – Band 2	14.781371	13.721643	16.591454	21.655828	21.023452
	Lincoln Corporate Variable 4 – Band 2/0.20%				11.710403	11.391076
	Lincoln Corporate Variable 4 – Band 3	12.690638	11.804417	14.301818	18.704640	18.194802
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.247314
	Lincoln Corporate Variable 4 – Band 4	14.375873	13.385270	16.233420	21.252044	20.693732
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.478507	9.766314	11.856192	15.537136	15.143912
Templeton Growth VIP Class 2
	Lincoln CVUL	15.717915	14.519503	17.455712	22.676349	21.884238
	Lincoln CVUL/0.35%	10.578652	9.806398	11.830815	15.422998	14.936467
	Lincoln CVUL LC	15.874373	14.710917	17.738946	23.113464	22.373136
	Lincoln CVUL LC/0.20%	10.590743	9.832097	11.880148	15.510601	15.043864
Wells Fargo Advantage VT Discovery Class 2
	Lincoln CVUL III Jumbo				10.574028	10.590377
	Lincoln CVUL III Super Jumbo				10.571858	10.572327
	Lincoln CVUL III Super Jumbo/0.15%				10.574752	10.596401
	Lincoln CVUL III SC (Elite)				10.566795	10.530329
	Lincoln CVUL III LC (Elite)				10.571135	10.566317
	Lincoln CVUL III LC (Elite)/0.20%				10.574028	10.590377
	Lincoln Corporate Variable 4 – Band 1				10.566795	10.530329
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.394460
	Lincoln Corporate Variable 4 – Band 2				10.571135	10.566317
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.574028	10.590377
	Lincoln Corporate Variable 4 – Band 3				10.574028	10.590377
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.408570
	Lincoln Corporate Variable 4 – Band 4				10.575476	10.602428
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.576923	10.614493

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account S at December 31, 2014, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

We previously audited, in accordance with the standards of the Public Company Oversight Board (United States), the financial statements for the four years ended December 31, 2013 (none of which are presented herein) and expressed an unqualified opinion on those financial statements. The accompanying Summary of Unit Values by Subaccount and Product as of December 31, 2014, 2013, 2012, 2011, and 2010 has been subjected to audit procedures performed in conjunction with the audit of the Variable Account's financial statements. Such information is the responsibility of the Variable Account's management. Our audit procedures included determining whether the information reconciles to the financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Philadelphia, Pennsylvania
April 1, 2015

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)
(b)	Commission Schedule for Variable Life Policies.(2)
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(3) and amendments.(6)
(d)	(1)	Policy Form LN939(14)
(2)	Load Amortization Rider—LR853(14)
(3)	Term Insurance Rider—LR526(8)
(4)	Enhanced Surrender Value Rider—LR529(9)
(5)	Adjustable Benefit Enhancement Rider—LR790 (11)
(6)	Alternative Policy Loan Rider—LR791(12)
(7)	Surrender Value and Loan Spread Enhancement Rider—LR793(20)
(8)	Customized Benefit Enhancement Rider—LR797(10)
(9)	Earnings Stabilization Rider—LR798(22)
(e)	(1)	Application Part I—B58(16)
(2)	Application Part II (Corporate/Individual Owner)—B59(16)
(3)	Consent Forms B10457 and B10458(16)
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company.(4)
(2)	Bylaws of The Lincoln National Life Insurance Company.(7)
(g)	Reinsurance Contracts.(13)
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (21)
(2)	AllianceBernstein Variable Products Series Fund, Inc. (18)
(3)	American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (17)
(4)	American Funds Insurance Series (18)
(5)	BlackRock Variable Series Fund, Inc. (17)
(6)	Delaware VIP Trust (18)
(7)	Deutsche Investments VIT Funds (21)
(8)	Deutsche Variable Series II (18)
(9)	Fidelity Variable Insurance Products (18)
(10)	Franklin Templeton Variable Insurance Products Trust (18)
(11)	Goldman Sachs Variable Insurance Trust (18)
(12)	Janus Aspen Series (15)
(13)	JPMorgan Insurance Trust(18)
(14)	Legg Mason Partners Variable Equity Trust (18)
(15)	Lincoln Variable Insurance Products Trust (18)
(16)	M Fund, Inc. (21)
(17)	MFS Variable Insurance Trust (18)
(18)	Neuberger Berman Advisers Management Trust (21)

(19)	Oppenheimer Variable Account Funds (18)
(20)	PIMCO Variable Insurance Trust (18)
(21)	T. Rowe Price Equity Series, Inc. (19)
(a)	Amendment dated March 24, 2014 (Filed Herewith)
(22)	Wells Fargo Variable Trust Funds (23)
(i)	(1)	Accounting and Financial Administration Services Agreement dated 10/1/07 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(5)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esq.
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures(18)

(1)	Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-04999) filed on September 24, 1996.
(2)	Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-72875) filed on May 1, 2000.
(3)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(4)	Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-27783) filed on December 5, 1996.
(5)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(6)	(a)	Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(7)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(8)	Incorporated by reference to Initial Registration Statement on Form N-6 (File 333-104719) filed on April 24, 2003.
(9)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-104719) filed on July 17, 2003.
(10)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-125790) filed on September 19, 2012.
(11)	Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.
(12)	Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-104719) filed on May 10, 2005.
(13)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(14)	Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125790) filed on June 14, 2005.
(15)	Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(16)	Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-125790) filed on April 1, 2009.
(17)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(18)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.

(19)	(a)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996. (Fund Participation Agreement)
(b)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)
(c)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-04999) filed on April 6, 2011. (Amendment dated February 9, 2011)
(d)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-04999) filed on April 6, 2012. (Amendment dated October 10, 2011)
(20)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-125790) filed on April 3, 2012.
(21)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(22)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-125790) filed on October 18, 2013.
(23)	(a)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-68842) filed on April 4, 2008. (Fund Participation Agreement)
(b)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 27 (File No. 333-68842) filed on April 27, 2011. (Amendment dated July 16, 2010)
(c)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-68842) filed on April 19, 2013. (Amendment dated April 4, 2012)
(d)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-125790) filed on April 1, 2014. (Amendment dated November 11, 2013)
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Mark E. Konen**	Executive Vice President and Director
Keith J. Ryan*	Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Charles A. Brawley, III**	Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
Elizabeth M. O’Brien*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President, Chief Operating Officer, and Director
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal Business address is 350 Church Street, Hartford, CT 06103
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.
Item 32. Management Services
Not Applicable.

Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account S, (File No.: 333-125790; 811-09241; CIK: 0001080299) has duly caused this Post-Effective Amendment No. 28 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 1st day of April, 2015.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account S
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement (File No.: 333-125790; 811-09241; CIK: 0001080299) on Form N-6 has been signed below on April 1, 2015 by the following persons, as officers and directors of the Depositor, in the capacities indicated.

Signature	Title

/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and
Ellen G. Cooper	Director

/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen *	Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-
of-Attorney filed with this Registration
Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, Eric S. Levy, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592

Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164

Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585

Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410

Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412

Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796; 333-191329; 333-192303; 333-200100; 811-08557

Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235, 333-145239; 333-188891; 811-08579

Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241

Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028

Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275; 811-04160

Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

Variable Annuity Separate Accounts:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618; 811-01434

Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214

Lincoln National Variable Annuity Account E: 033-26032; 811-04882

Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615; 811-05721

Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 333-198911; 333-198912; 333-198913; 333-198914; 811-07645

Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897; 333-172328; 333-174367; 333-181612; 333-186894; 333-193272; 333-193273; 333-193274; 811-08517

Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569

Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855

Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231

Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188

Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779

Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen	Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ Eric S. Levy
Eric S. Levy

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version dated: March 2015